          As filed with the Securities and Exchange Commission on April 15, 2011

                                            1933 Act Registration No. 333-36316

                                            1940 Act Registration No. 811-08517
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 55 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 271 /X/

                    Lincoln Life Variable Annuity Account N
                           (Exact Name of Registrant)

           Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access, and Lincoln ChoicePlus Assurance (C Share)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                            Nicole S. Jones, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2011, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _______________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                                PROSPECTUS 1

Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):

     Invesco V.I. Capital Appreciation Fund
     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio AllianceBernstein VPS International Value Portfolio AllianceBernstein VPS Large Cap Growth Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio
American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     Janus Aspen Worldwide Portfolio

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund**
Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*

     LVIP Global Income Fund

     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund
     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund


*Refer to Description of Funds for specific information regarding the availability of funds.


**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                   6
Expense Tables                                                  8
Summary of Common Questions                                    11
The Lincoln National Life Insurance Company                    14
Variable Annuity Account (VAA)                                 15
Investments of the Variable Annuity Account                    15
Charges and Other Deductions                                   21
The Contracts                                                  28
 Purchase Payments                                             29
 Transfers On or Before the Annuity Commencement Date          30
 Surrenders and Withdrawals                                    32
 Death Benefit                                                 35
 Investment Requirements                                       40
 Living Benefit Riders                                         45
 Lincoln Lifetime IncomeSM Advantage 2.0                       46
 Lincoln Lifetime IncomeSM Advantage                           54
 Lincoln SmartSecurity (Reg. TM) Advantage                     63
 i4LIFE (Reg. TM) Advantage                                    69
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     73
 4LATER (Reg. TM) Advantage                                    78
 Annuity Payouts                                               82
 Fixed Side of the Contract                                    90
Distribution of the Contracts                                  92
Federal Tax Matters                                            94
Additional Information                                         98
 Voting Rights                                                 98
 Return Privilege                                              99
 Other Information                                             99
 Legal Proceedings                                             99
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   101
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage 2.0 - Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




 We also may apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed
 period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
 amount under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side of the
 Contract.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee1                                                                   $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.50%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.65%
5% Step-Up Benefit
  Mortality and Expense Risk Charge                                                   1.65%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.80%
Estate Enhancement Benefit (EEB) Without 5% Step-Up
  Mortality and Expense Risk Charge                                                   1.70%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.85%
Estate Enhancement Benefit (EEB) in Combination with 5% Step-Up
  Mortality and Expense Risk Charge                                                   1.75%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.90%



1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth year.

                    Optional Living Benefit Riders are available as set forth below.






Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus                             0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%



1 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of December 31, 2010, this rider is no longer available for sale.

3 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.90%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.10%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information.







i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.90%         3.90%
  Current Charge                                                             2.55%         2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  4.10%         4.10%
  Current Charge                                                             2.75%         2.95%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date.

   The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.40%
  Current Charge                                                                    2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.60%
  Current Charge                                                                    2.60%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.40%
  Current Charge                                                                          2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.60%
  Current Charge                                                                          2.75%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0:                                                                    Single Life   Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                       1.65%*       1.65%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%




* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of contract value or the Income
   Base (carried over from Lincoln Lifetime IncomeSM Advantage 2.0 less any Guaranteed Annual Income amounts paid since the last step-up). This charge is deducted from contract value on a quarterly basis and only on and after the periodic income commencement date. The charge may be increased upon an automatic annual step-up and decreased upon an Excess Withdrawal.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.30%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        2.14%        0.30%


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $650   $1,958    $3,278    $6,629


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $650   $1,958    $3,278    $6,629


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or market value adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage (each a withdrawal benefit rider) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided with this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base, automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) with the Guaranteed Income Benefit. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. By electing this benefit, you will be subject to Investment Requirements. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit at the time you terminate Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.

These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial.

These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Capital Appreciation Fund: Long-term growth of capital.

  o Core Equity Fund: Long-term growth of capital.

  o International Growth Fund: Long-term growth of capital.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Growth and income of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.

American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Long-term growth.


  o Growth-Income Fund: Long-term growth and income.


  o International Fund: Long-term growth.


BlackRock Variable Series Fund, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Capital appreciation and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.

  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.


  o Overseas Portfolio: Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: Total return.

  o Templeton Growth Securities Fund: Long-term growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio: Long-term growth balanced by current income.


  o Enterprise Portfolio Portfolio: Long-term growth.

  o Worldwide Portfolio: Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)


  o LVIP MFS International Growth Fund: Long-term capital appreciation. (formerly LVIP Marsico International Growth Fund)
     (Subadvised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Preservation of capital.
     (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 index.
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Regency Portfolio: Long-term growth.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited

  o Global Health Care Fund: Capital appreciation.

  o Growth & Income Fund: Capital growth and current income.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           EEB Rider
                                           (in combination       EEB Rider                 5% step up
                                           with 5% step up)      (without 5% step up)      death benefit      EGMDB
                                           ------------------    ----------------------    ---------------    ------
o   Mortality and expense risk charge            1.75%                   1.70%                 1.65%          1.50%
o   Administrative charge                        0.15%                   0.15%                 0.15%          0.15%
                                                 ----                    ----                   ----          ----
o   Total annual charge for each
    subaccount                                   1.90%                   1.85%                 1.80%          1.65%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0, if elected. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up. By opting out of an Automatic Annual Step-up, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the percentage charge could increase to the then current charge on 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year.

During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract after the first Benefit Year, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts
- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income
Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for Riders purchased on or after October 5, 2009. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


As of December 31, 2010, (or 60 days after Lincoln Lifetime IncomeSM Advantage
2.0 is approved in your state, if later) this rider is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you will pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current regular income payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:




  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM            $ 100,000
           Advantage 2.0
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM               $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit     $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                                $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                     $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                           $   5,000
  1/2/11   Recalculated Regular Income Payment                                                     $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000))



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:




  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charges will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:
2.55% for the i4LIFE (Reg. TM) Account Value death benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures

(the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

  This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a market value adjustment for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or

 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a market value adjustment, for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB and 5% Step-Up death benefit will be reduced to the Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...               INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0              On or after November 15, 2010                 Option 3
 Lincoln Lifetime IncomeSM Advantage                  February 19, 2008 through January 19, 2009    Option 2
                                                     On or after January 20, 2009                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                       N/A
                                                     April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
 4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                       N/A
Benefit (v.1)                                        On or after April 10, 2006                    Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009       Option 1
Benefit (v.2)                                        On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    October 6, 2008 through January 19, 2009      Option 2
Benefit (v.3)                                        On or after January 20, 2009                  Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                 Option 3
Benefit (v.4)


Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund

o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series
o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Invesco V.I. International Growth Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:

Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund
11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            -----------------------------------------------------------------
Account Value
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the

FTVIPT Franklin Income Securities Fund or to one of the following models:
Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund




Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series

2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within a ten-year Enhancement period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Advantage, both annuity payout options. You must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage

2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this rider will depend upon your state's approval of this rider. Check with your registered representative regarding availability.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements- Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements - Option 3.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total Income Bases and Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives under any other Living Benefit riders. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement to the Income Base. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within a 10-year Enhancement period described below. If during any 10-year Enhancement period there are no Automatic Annual Step-ups the 5% Enhancements will stop at the end of the Enhancement period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement period) from the effective date of the rider. A new Enhancement period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first ten Benefit years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the tenth rider year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new 10-year Enhancement period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up.

As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):

                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $57,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the rider at age 57, your Guaranteed Annual Income percentage is 4%. If you waited until you were age 60 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (single life option)   you and your spouse's age)   (joint life option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At least 55 and under 59 1/2                  4%                            55-64                          4%
59 1/2+                                       5%                               65+                         5%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:

         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 58
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary



Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81).
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal death benefit, the EGMDB or the EEB rider. If the death benefit option in effect is the Account Value Death Benefit the beneficiary will not be eligible to receive the final payment(s). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option; or when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal; or

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option.

Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If you choose to drop your rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the 5th Benefit Year anniversary, the election must be made before the Annuity Commencement Date and by age 95 for nonqualified contracts or age 80 for qualified contracts. Elections made prior to the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 20 years or age 90. If you choose to drop the rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) after the 5th Benefit Year anniversary the election must be made before the Annuity Commencement Date and by age 86 for qualified contracts or age 99 for nonqualified contracts. Elections made after the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 15 years or age 85. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

For nonqualified contracts, the contractowner must elect the levelized option for regular income payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the EGMDB or the EEB rider, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of your prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
     The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.


This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.


By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives.


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM)Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0).



Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including market value adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the market value adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed

Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals, if any. Regular income payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income

    Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.


If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a market value adjustment, for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the greater of the Account Value or Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the contract value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the contract value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 15 years or the difference between your age (nearest birthday) and age 85.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts upon approval in your state. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The market value adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:

         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the

Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:

 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.



Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.


Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the

Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:




  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment (see Market Value Adjustment and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the market value adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The market value adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:

 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                    Lincoln Life Variable Annuity Account N










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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .   10.000           12.865(1)         1**       10.000        11.546(2)         1**
2002  .   N/A              N/A            N/A          11.546         6.595            1**
2003  .   N/A              N/A            N/A           6.595         9.309         N/A
2004  .   N/A              N/A            N/A           9.309         9.603            1**
2005  .   N/A              N/A            N/A           9.603         9.771            1**
2006  .   N/A              N/A            N/A           9.771        10.396            1**
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           --------       ----         ------        --------       ----
AllianceBernstein VPS Growth and Income
2001  .   10.000           11.312(1)         1**       10.000        10.342(2)        30
2002  .   11.312            8.627           10         10.342         7.892           19
2003  .   N/A              N/A            N/A           7.892        10.241           13
2004  .   N/A              N/A            N/A          10.241        11.181           10
2005  .   N/A              N/A            N/A          11.181        11.481            6
2006  .   N/A              N/A            N/A          11.481        13.185            7
2007  .   N/A              N/A            N/A          13.185        13.573            6
2008  .   N/A              N/A            N/A          13.573         7.902            6
2009  .   N/A              N/A            N/A           7.902         9.335            4
2010  .   N/A              N/A            N/A           9.335        10.337            3
--------- ------           --------       ----         ------        --------       ----
AllianceBernstein VPS International Value
2006  .   N/A              N/A            N/A           N/A          N/A            N/A
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           --------       ----         ------        --------       ----
AllianceBernstein VPS Large Cap Growth
2001  .   10.000           11.944(1)         1**       10.000        10.999(2)        11
2002  .   11.944            8.104            2         10.999         7.467           11
2003  .   N/A              N/A            N/A           7.467         9.043            6
2004  .   N/A              N/A            N/A           9.043         9.619            5
2005  .   N/A              N/A            N/A           9.619        10.844            5
2006  .   N/A              N/A            N/A          10.844        10.577            3
2007  .   N/A              N/A            N/A          10.577        11.797            2
2008  .   N/A              N/A            N/A          11.797         6.969            2
2009  .   N/A              N/A            N/A           6.969         9.380            1**
2010  .   N/A              N/A            N/A           9.380        10.113            1**
--------- ------           --------       ----         ------        --------       ----
AllianceBernstein VPS Small/Mid Cap Value
2003  .   N/A              N/A            N/A           N/A          N/A            N/A
2004  .   N/A              N/A            N/A           N/A          N/A            N/A
2005  .   N/A              N/A            N/A           N/A          N/A            N/A
2006  .   N/A              N/A            N/A          19.563        20.694            1**
2007  .   N/A              N/A            N/A          20.694        20.626            1**
2008  .   N/A              N/A            N/A          20.626        13.009            1**
2009  .   N/A              N/A            N/A          13.009        18.219            1**
2010  .   N/A              N/A            N/A          18.219        22.640            1**
--------- ------           --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .       6.639     4.861        63          6.644     4.871       176
2002  .       4.861     2.778        62          4.871     2.788       166
2003  .       2.778     3.923        45          2.788     3.944       149
2004  .       3.923     4.049        30          3.944     4.076        65
2005  .       4.049     4.122        25          4.076     4.156        52
2006  .       4.122     4.388        24          4.156     4.431        51
2007  .       4.388     5.167        19          4.431     5.226        59
2008  .       5.167     2.666        18          5.226     2.700        47
2009  .       2.666     4.010        14          2.700     4.067        61
2010  .       4.010     4.670        13          4.067     4.744        54
---------     -----     -----        --          -----     -----       ---
AllianceBernstein VPS Growth and Income
2001  .      10.467    10.296       142         10.473    10.317       462
2002  .      10.296     7.861       209         10.317     7.889       574
2003  .       7.861    10.205       123          7.889    10.257       386
2004  .      10.205    11.148       108         10.257    11.221       333
2005  .      11.148    11.452        92         11.221    11.545       284
2006  .      11.452    13.158        80         11.545    13.285       240
2007  .      13.158    13.552        55         13.285    13.703       187
2008  .      13.552     7.894        48         13.703     7.993       142
2009  .       7.894     9.330        40          7.993     9.463       119
2010  .       9.330    10.337        32          9.463    10.499       101
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS International Value
2006  .      10.242    11.832         1**       10.431    11.842         2
2007  .      11.832    12.269         1**       11.842    12.297         7
2008  .      12.269     5.629         1**       12.297     5.651         6
2009  .       5.629     7.429         1**        5.651     7.468         9
2010  .       7.429     7.610         1**        7.468     7.662         8
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Large Cap Growth
2001  .       7.726     6.268       138          7.732     6.282       335
2002  .       6.268     4.257       167          6.282     4.273       306
2003  .       4.257     5.159       132          4.273     5.186       229
2004  .       5.159     5.489       112          5.186     5.527       193
2005  .       5.489     6.192        84          5.527     6.243       156
2006  .       6.192     6.042        80          6.243     6.101       113
2007  .       6.042     6.743        71          6.101     6.819        92
2008  .       6.743     3.985        63          6.819     4.036        77
2009  .       3.985     5.366        61          4.036     5.443        75
2010  .       5.366     5.789        51          5.443     5.881        70
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A        N/A       N/A          10.936    15.156         2
2004  .      15.104    17.664         1**       15.156    17.751         2
2005  .      17.664    18.499         3         17.751    18.619         3
2006  .      18.499    20.750         3         18.619    20.915         5
2007  .      20.750    20.691         1**       20.915    20.887         4
2008  .      20.691    13.057         2         20.887    13.201         3
2009  .      13.057    18.295         1**       13.201    18.524         4
2010  .      18.295    22.746         1**       18.524    23.065         4
---------    ------    ------      ----         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A          10.392        10.360            8
2006  .       N/A          N/A            N/A          10.360        10.330            5
2007  .       N/A          N/A            N/A          10.330        11.105            5
2008  .       N/A          N/A            N/A          11.105        10.727            7
2009  .       N/A          N/A            N/A          10.727        11.608           11
2010  .       N/A          N/A            N/A          11.608        11.977           10
---------     --           ----           ---          ------        ------         ----
American Funds Global Growth Fund
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A          11.252        12.601            1**
2006  .       N/A          N/A            N/A          12.601        14.897            1**
2007  .       N/A          N/A            N/A          14.897        16.795            1**
2008  .       N/A          N/A            N/A          16.795        10.158            3
2009  .       N/A          N/A            N/A          10.158        14.190            3
2010  .       N/A          N/A            N/A          14.190        15.566            3
---------     --           ----           ---          ------        ------         ----
American Funds Global Small Capitalization Fund
2001  .      10.000        12.494(1)         1**       10.000        12.496(1)         1**
2002  .      12.494         9.922            8         12.496         9.929            1**
2003  .       N/A          N/A            N/A           9.929        14.965            1**
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A          17.758        21.853            1**
2006  .       N/A          N/A            N/A          21.853        26.612            1**
2007  .       N/A          N/A            N/A          26.612        31.723            1**
2008  .       N/A          N/A            N/A          31.723        14.473            1**
2009  .       N/A          N/A            N/A          14.473        22.917            1**
2010  .       N/A          N/A            N/A          22.917        27.540            1**
---------    ------        --------       ----         ------        --------       ----
American Funds Growth Fund
2001  .      10.000        12.305(1)         3         10.000        10.811(2)        15
2002  .      12.305         9.121           48         10.811         8.018           26
2003  .       9.121        12.243            7          8.018        10.768           27
2004  .      12.243        13.514            7         10.768        11.892           22
2005  .      13.514        15.407            6         11.892        13.564           18
2006  .      15.407        16.662            6         13.564        14.676           18
2007  .      16.662        18.367            8         14.676        16.186           17
2008  .      18.367        10.097            7         16.186         8.902           16
2009  .      10.097        13.811            7          8.902        12.183           17
2010  .      13.811        16.083            7         12.183        14.194           17
---------    ------        --------       ----         ------        --------       ----
American Funds Growth-Income Fund
2001  .      10.000        11.308(1)         2         10.000        10.527(2)        32
2002  .      11.308         9.059          141         10.527         8.438           42
2003  .       9.059        11.772           17          8.438        10.970           74
2004  .      11.772        12.748           17         10.970        11.886           71
2005  .      12.748        13.238           18         11.886        12.348           37
2006  .      13.238        14.963           17         12.348        13.965           33
2007  .      14.963        15.422           13         13.965        14.400           23
2008  .      15.422         9.404           13         14.400         8.786           15
2009  .       9.404        12.110           12          8.786        11.319           13
2010  .      12.110        13.240           12         11.319        12.381           13
---------    ------        --------       ----         ------        --------       ----
American Funds International Fund
2001  .      10.000        10.834(1)         2         10.000        10.216(1)        11
2002  .      10.834         9.053           11         10.216         8.540           13
2003  .       9.053        11.978            2          8.540        11.306            8
2004  .      11.978        14.023            2         11.306        13.243            8
2005  .      14.023        16.718            2         13.243        15.796           19
2006  .      16.718        19.517            2         15.796        18.449           20
2007  .      19.517        22.984            2         18.449        21.737           22
2008  .      22.984        13.051            2         21.737        12.350           16
2009  .      13.051        18.321            2         12.350        17.345           16
2010  .      18.321        19.277            1**       17.345        18.259           15
---------    ------        --------       ----         ------        --------       ----



                        with Step-Up                              with EGMDB
          ---------------------------------------- ----------------------------------------
           Accumulation unit value                  Accumulation unit value
          --------------------------   Number of   --------------------------   Number of
           Beginning      End of      accumulation  Beginning      End of      accumulation
           of period      period         units      of period      period         units
          ----------- -------------- ------------- ----------- -------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       9.948       10.395            4          N/A         N/A            N/A
2005  .      10.395       10.368            8         10.404       10.393            5
2006  .      10.368       10.344            9         10.393       10.384            8
2007  .      10.344       11.125            1**       10.384       11.185           13
2008  .      11.125       10.752            5         11.185       10.826           35
2009  .      10.752       11.641           11         10.826       11.740           50
2010  .      11.641       12.016           11         11.740       12.136           64
---------    ------       ------           --         ------       ------         ----
American Funds Global Growth Fund
2004  .       N/A         N/A            N/A          10.216       11.266            1**
2005  .      11.256       12.611            1**       11.266       12.641            4
2006  .      12.611       14.916            2         12.641       14.975           11
2007  .      14.916       16.826            1**       14.975       16.917           14
2008  .      16.826       10.181            6         16.917       10.252           21
2009  .      10.181       14.230            3         10.252       14.350            9
2010  .      14.230       15.618            4         14.350       15.773            7
---------    ------       ------         ----         ------       ------         ----
American Funds Global Small Capitalization Fund
2001  .       8.238        7.051           31          8.244        7.067           90
2002  .       7.051        5.606           50          7.067        5.627          136
2003  .       5.606        8.453           37          5.627        8.497          104
2004  .       8.453       10.036           33          8.497       10.104          163
2005  .      10.036       12.356           30         10.104       12.458          156
2006  .      12.356       15.055           20         12.458       15.201          145
2007  .      15.055       17.955           17         15.201       18.157          128
2008  .      17.955        8.196           15         18.157        8.301           47
2009  .       8.196       12.984           14          8.301       13.170           42
2010  .      12.984       15.611           11         13.170       15.858           46
---------    ------       ------         ----         ------       ------         ----
American Funds Growth Fund
2001  .       8.968        7.209          358          8.973        7.224         1,347
2002  .       7.209        5.349          559          7.224        5.368         1,812
2003  .       5.349        7.187          528          5.368        7.224         1,591
2004  .       7.187        7.941          511          7.224        7.993         1,345
2005  .       7.941        9.062          500          7.993        9.136         1,196
2006  .       9.062        9.810          377          9.136        9.904          956
2007  .       9.810       10.824          300          9.904       10.945          769
2008  .      10.824        5.956          253         10.945        6.032          636
2009  .       5.956        8.156          228          6.032        8.272          609
2010  .       8.156        9.507          177          8.272        9.657          562
---------    ------       ------         ----         ------       ------         -----
American Funds Growth-Income Fund
2001  .      10.430       10.506          620         10.436       10.528          970
2002  .      10.506        8.426          773         10.528        8.456         1,792
2003  .       8.426       10.959          802          8.456       11.015         1,459
2004  .      10.959       11.880          766         11.015       11.959         1,306
2005  .      11.880       12.349          732         11.959       12.449         1,140
2006  .      12.349       13.972          618         12.449       14.107          952
2007  .      13.972       14.415          545         14.107       14.576          808
2008  .      14.415        8.799          429         14.576        8.911          637
2009  .       8.799       11.342          270          8.911       11.503          590
2010  .      11.342       12.413          225         11.503       12.608          507
---------    ------       ------         ----         ------       ------         -----
American Funds International Fund
2001  .       7.824        6.156(1)       135          7.829        6.170(1)       552
2002  .       6.156        5.149          227          6.170        5.168          815
2003  .       5.149        6.819          216          5.168        6.855          717
2004  .       6.819        7.991          199          6.855        8.045          636
2005  .       7.991        9.537          181          8.045        9.615          556
2006  .       9.537       11.144          182          9.615       11.253          460
2007  .      11.144       13.137          143         11.253       13.285          369
2008  .      13.137        7.467          102         13.285        7.563          287
2009  .       7.467       10.493           93          7.563       10.644          245
2010  .      10.493       11.052           84         10.644       11.227          223
---------    ------       --------       ----         ------       --------       -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- ----------------------------------------
            Accumulation unit value                  Accumulation unit value
          ---------------------------   Number of   --------------------------   Number of
           Beginning       End of      accumulation  Beginning      End of      accumulation
           of period       period         units      of period      period         units
          ----------- --------------- ------------- ----------- -------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .   N/A         N/A                 N/A           N/A         N/A            N/A
2010  .   N/A         N/A                 N/A           N/A         N/A            N/A
--------- ------      ---------           ---           --          -----          ---
Delaware VIP (Reg. TM) Diversified Income Series
2004  .   N/A         N/A                 N/A           N/A         N/A            N/A
2005  .   N/A         N/A                 N/A          10.858       10.597           14
2006  .   N/A         N/A                 N/A          10.597       11.190           12
2007  .   N/A         N/A                 N/A          11.190       11.799           18
2008  .   N/A         N/A                 N/A          11.799       11.015           20
2009  .   N/A         N/A                 N/A          11.015       13.696           20
2010  .   N/A         N/A                 N/A          13.696       14.503           20
--------- ------      ---------           ---          ------       ------         ----
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .   N/A         N/A                 N/A           N/A         N/A            N/A
2005  .   N/A         N/A                 N/A          25.923       32.082            1**
2006  .   N/A         N/A                 N/A          32.082       39.938            1**
2007  .   N/A         N/A                 N/A          39.938       54.305            1**
2008  .   N/A         N/A                 N/A          54.305       25.756            1**
2009  .   N/A         N/A                 N/A          25.756       44.923            1**
2010  .   N/A         N/A                 N/A          44.923       52.132            1**
--------- ------      ---------           ---          ------       ------         ----
Delaware VIP (Reg. TM) High Yield Series
2001  .   10.000       10.302(1)             1**       10.000        9.943(2)        13
2002  .   10.302      10.275                14          9.943        9.922            9
2003  .   10.275      12.966                 3          9.922       12.527           14
2004  .   12.966      14.506                 3         12.527       14.022           13
2005  .   14.506      14.709                 3         14.022       14.225            7
2006  .   14.709      16.192                 3         14.225       15.667            6
2007  .   16.192      16.292                 3         15.667       15.771            6
2008  .   16.292      12.080                 3         15.771       11.700            6
2009  .   12.080      17.620                 3         11.700       17.074            6
2010  .   17.620      19.866                 3         17.074       19.260            6
--------- ------      ---------           ----         ------       --------       ----
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .   N/A         N/A                 N/A           N/A         N/A            N/A
2006  .   N/A         N/A                 N/A           N/A         N/A            N/A
2007  .   N/A         N/A                 N/A           N/A         N/A            N/A
2008  .   N/A         N/A                 N/A           N/A         N/A            N/A
2009  .   N/A         N/A                 N/A          10.392       11.196           13
2010  .   N/A         N/A                 N/A          11.196       11.462           14
--------- ------      ---------           ----         ------       --------       ----
Delaware VIP (Reg. TM) REIT Series
2001  .   10.000       10.697(1)             1**       10.000       10.378(2)         3
2002  .   10.697      10.954                32         10.378       10.634           10
2003  .   10.954      14.373                 5         10.634       13.960           13
2004  .   14.373      18.487                 4         13.960       17.964           14
2005  .   18.487      19.383                 4         17.964       18.844           10
2006  .   19.383      25.166                 4         18.844       24.479            9
2007  .   25.166      21.191                 2         24.479       20.623            8
2008  .   21.191      13.455                 2         20.623       13.101            4
2009  .   13.455      16.270                 2         13.101       15.849            3
2010  .   16.270      20.212                 2         15.849       19.699            4
--------- ------      ---------           ----         ------       --------       ----
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .   10.000       11.788(1)             1**       10.000       10.978(2)         6
2002  .   11.788      10.904                32         10.978       10.160           15
2003  .   10.904      15.157                 1**       10.160       14.129           14
2004  .   15.157      18.018                 1**       14.129       16.805           15
2005  .   18.018      19.297                 1**       16.805       18.007           12
2006  .   19.297      21.941                 1**       18.007       20.485           12
2007  .   21.941      20.056                 1**       20.485       18.734           11
2008  .   20.056      13.761                 1**       18.734       12.860            7
2009  .   13.761      17.764                 1**       12.860       16.609            7
2010  .   17.764      22.993                 1**       16.609       21.509            7
--------- ------      ---------           ----         ------       --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Blackrock
Global
Allocatio
VI
2009  .       N/A        N/A       N/A          11.095    11.569         2
2010  .      11.558    12.460         2         11.569    12.491        11
---------    ------    ------      ----         ------    ------        --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .       N/A        N/A       N/A          10.207    10.872         1**
2005  .      10.862    10.605         3         10.872    10.631         9
2006  .      10.605    11.204         3         10.631    11.248         7
2007  .      11.204    11.820         1**       11.248    11.884        18
2008  .      11.820    11.041         7         11.884    11.117        18
2009  .      11.041    13.735        22         11.117    13.851        32
2010  .      13.735    14.551        27         13.851    14.696        24
---------    ------    ------      ----         ------    ------        --
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A        N/A       N/A          14.457    19.360         3
2005  .      18.945    24.015         2         19.360    24.206         7
2006  .      24.015    29.911         1**       24.206    30.194        13
2007  .      29.911    40.690         1**       30.194    41.137        12
2008  .      40.690    19.309         1**       41.137    19.550        21
2009  .      19.309    33.694         1**       19.550    34.167        20
2010  .      33.694    39.122         1**       34.167    39.728        12
---------    ------    ------      ----         ------    ------        --
Delaware VIP (Reg. TM) High Yield Series
2001  .       8.951     8.406        68          8.959     8.426       149
2002  .       8.406     8.392        78          8.426     8.425       224
2003  .       8.392    10.601        74          8.425    10.658       175
2004  .      10.601    11.872        54         10.658    11.953       123
2005  .      11.872    12.050        37         11.953    12.151       100
2006  .      12.050    13.278        25         12.151    13.409        90
2007  .      13.278    13.373        24         13.409    13.526        84
2008  .      13.373     9.926        16         13.526    10.054        57
2009  .       9.926    14.492        14         10.054    14.702        61
2010  .      14.492    16.356        12         14.702    16.618        52
---------    ------    ------      ----         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A          10.383    10.202         9
2009  .       N/A        N/A       N/A          10.202    11.298        12
2010  .      11.220    11.494         2         11.298    11.590        23
---------    ------    ------      ----         ------    ------      ----
Delaware VIP (Reg. TM) REIT Series
2001  .      10.698    11.418        60         10.704    11.442       112
2002  .      11.418    11.705        93         11.442    11.748       138
2003  .      11.705    15.374        85         11.748    15.453       110
2004  .      15.374    19.794        80         15.453    19.926        98
2005  .      19.794    20.775        73         19.926    20.944        80
2006  .      20.775    27.000        30         20.944    27.260        66
2007  .      27.000    22.758        24         27.260    23.012        51
2008  .      22.758    14.464        16         23.012    14.648        35
2009  .      14.464    17.508         8         14.648    17.756        26
2010  .      17.508    21.771         7         17.756    22.114        25
---------    ------    ------      ----         ------    ------      ----
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .      11.835    12.981        81         11.840    13.006       114
2002  .      12.981    12.019       136         13.006    12.061       242
2003  .      12.019    16.723       108         12.061    16.806       166
2004  .      16.723    19.901        95         16.806    20.029       146
2005  .      19.901    21.334        88         20.029    21.504       127
2006  .      21.334    24.282        55         21.504    24.512       117
2007  .      24.282    22.218        43         24.512    22.462        84
2008  .      22.218    15.260        28         22.462    15.451        60
2009  .      15.260    19.718        25         15.451    19.995        49
2010  .      19.718    25.547        24         19.995    25.945        42
---------    ------    ------      ----         ------    ------      ----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .      10.000        12.780(1)         1**       10.000        12.207(3)         4
2002  .      12.780        10.023            7         12.207         9.579           10
2003  .      10.023        13.256            2          9.579        12.675           10
2004  .      13.256        14.609            2         12.675        13.975           10
2005  .      14.609        15.138            2         13.975        14.489           10
2006  .      15.138        15.943            2         14.489        15.267            9
2007  .      15.943        17.279            2         15.267        16.555            9
2008  .      17.279         9.009            2         16.555         8.636            9
2009  .       9.009        13.646            2          8.636        13.087            7
2010  .      16.188        18.301            2         15.531        17.560            7
---------    ------        --------          -         ------        --------         --
Delaware VIP (Reg. TM) US Growth Series
2003  .       N/A          N/A            N/A           N/A          N/A            N/A
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
Delaware VIP (Reg. TM) Value Series
2001  .      10.000        11.090(1)         1**       10.000        10.312(1)         2
2002  .      11.090         8.834            3         10.312         8.219            1**
2003  .       8.834        11.105            1**        N/A          N/A            N/A
2004  .      11.105        12.485            1**        N/A          N/A            N/A
2005  .      12.485        12.959            1**       11.627        12.075            5
2006  .      12.959        15.741            1**       12.075        14.674            3
2007  .      15.741        14.982            1**       14.674        13.974            3
2008  .      14.982         9.765            1**       13.974         9.112            3
2009  .       9.765        11.273            1**        9.112        10.524            3
2010  .      11.273        12.756            1**       10.524        11.915            3
---------    ------        --------       ----         ------        --------       ----
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
DWS VIP Equity 500 Index
2001  .      10.000        11.273(1)         1**       10.000        11.275(1)        11
2002  .      11.273         8.592            1**       11.275         8.598            1**
2003  .       N/A          N/A            N/A           8.598        10.818         N/A
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
DWS VIP Small Cap Index
2003  .       N/A          N/A            N/A           N/A          N/A            N/A
2004  .       N/A          N/A            N/A           N/A          N/A            N/A
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .       7.756     6.440        88          7.762     6.455       333
2002  .       6.440     5.056       162          6.455     5.075       494
2003  .       5.056     6.694       107          5.075     6.729       314
2004  .       6.694     7.384        97          6.729     7.434       253
2005  .       7.384     7.660        86          7.434     7.723       204
2006  .       7.660     8.075        83          7.723     8.154       154
2007  .       8.075     8.760        61          8.154     8.859       105
2008  .       8.760     4.572        50          8.859     4.630        77
2009  .       4.572     6.932        46          4.630     7.031        69
2010  .       8.230     9.306        42          8.358     9.454        60
---------     -----     -----       ---          -----     -----       ---
Delaware VIP (Reg. TM) US Growth Series
2003  .       9.326     9.803         1**        8.101     9.830         1**
2004  .       9.803     9.920         1**        9.830     9.962         2
2005  .       9.920    11.147         1**        9.962    11.211         2
2006  .      11.147    11.173         1**       11.211    11.254         4
2007  .      11.173    12.332         1**       11.254    12.440         9
2008  .      12.332     6.921         1**       12.440     6.992         7
2009  .       6.921     9.716         1**        6.992     9.831        18
2010  .       9.716    10.836         1**        9.831    10.980        18
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2001  .      11.551    10.886        12         11.556    10.908        58
2002  .      10.886     8.681         9         10.908     8.712        85
2003  .       8.681    10.922         6          8.712    10.978        54
2004  .      10.922    12.292         8         10.978    12.373        56
2005  .      12.292    12.772         6         12.373    12.876        43
2006  .      12.772    15.530         3         12.876    15.678        23
2007  .      15.530    14.796         3         15.678    14.960        26
2008  .      14.796     9.653         2         14.960     9.775        21
2009  .       9.653    11.155         2          9.775    11.312        21
2010  .      11.155    12.635         2         11.312    12.832        21
---------    ------    ------       ---         ------    ------       ---
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .       N/A        N/A       N/A          11.110    11.483         1**
2010  .       N/A        N/A       N/A          11.483    12.667         1**
---------    ------    ------      ----         ------    ------       ---
DWS VIP Equity 500 Index
2001  .       8.982     7.747        34          8.987     7.763       198
2002  .       7.747     5.911        37          7.763     5.932       257
2003  .       5.911     7.440        28          5.932     7.478       172
2004  .       7.440     8.081        31          7.478     8.135       151
2005  .       8.081     8.308        29          8.135     8.376        98
2006  .       8.308     9.426        24          8.376     9.517        91
2007  .       9.426     9.749        21          9.517     9.857        79
2008  .       9.749     6.017        20          9.857     6.094        63
2009  .       6.017     7.466        12          6.094     7.572        50
2010  .       7.466     8.411         4          7.572     8.543        34
---------    ------    ------      ----         ------    ------       ---
DWS VIP Small Cap Index
2003  .       9.445    13.583         5          9.463    13.631         1**
2004  .      13.583    15.710         5         13.631    15.788         4
2005  .      15.710    16.087         5         15.788    16.192         4
2006  .      16.087    18.564         3         16.192    18.713         4
2007  .      18.564    17.886         2         18.713    18.057         3
2008  .      17.886    11.572         2         18.057    11.700         3
2009  .      11.572    14.386         2         11.700    14.567         2
2010  .      14.386    17.859         1**       14.567    18.111         3
---------    ------    ------      ----         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       N/A          N/A            N/A           9.702        12.210            3
2004  .       N/A          N/A            N/A          12.210        13.803            3
2005  .       N/A          N/A            N/A          13.803        15.808            5
2006  .       N/A          N/A            N/A          15.808        17.292            6
2007  .       N/A          N/A            N/A          17.292        19.912            8
2008  .       N/A          N/A            N/A          19.912        11.202            7
2009  .       N/A          N/A            N/A          11.202        14.897            6
2010  .       N/A          N/A            N/A          14.897        17.099            6
---------     --           ----           ---------    ------        ------            -
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.000        11.088(1)         1**       10.000        10.285(2)         6
2002  .      11.088         9.013            4         10.285         8.364           12
2003  .       9.013        11.499            1**        8.364        10.677            5
2004  .      11.499        12.550            1**       10.677        11.659            7
2005  .      12.550        13.000            1**       11.659        12.082            2
2006  .      13.000        15.297            1**       12.082        14.225            2
2007  .      15.297        15.200            1**       14.225        14.142            2
2008  .      15.200         8.529            1**       14.142         7.939            2
2009  .       8.529        10.869            1**        7.939        10.122            2
2010  .      10.869        12.255            1**       10.122        11.419            2
---------    ------        --------       ----         ------        --------         --
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .      10.000        11.764(1)         1**       10.000        10.687(2)         6
2002  .      11.764         8.045            5         10.687         7.312            3
2003  .       N/A          N/A            N/A           7.312         9.514            1**
2004  .       N/A          N/A            N/A           9.514         9.632            1**
2005  .       N/A          N/A            N/A           9.632         9.975            1**
2006  .       N/A          N/A            N/A           9.975        10.436            1**
2007  .       N/A          N/A            N/A          10.436        12.976            1**
2008  .       N/A          N/A            N/A          12.976         6.712            1**
2009  .       N/A          N/A            N/A           6.712         8.431            1**
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A          15.151        14.431            1**
2008  .       N/A          N/A            N/A          14.431         8.556            1**
2009  .       N/A          N/A            N/A           8.556        11.738            2
2010  .       N/A          N/A            N/A          11.738        14.815            2
---------    ------        --------       ----         ------        --------       ----
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .      10.000        10.892(1)         1**       10.000        10.895(1)         1**
2002  .      10.892         8.500            1**        N/A          N/A            N/A
2003  .       N/A          N/A            N/A           N/A          N/A            N/A
2004  .       N/A          N/A            N/A          11.948        13.290            1**
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
FTVIPT Franklin Income Securities
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .      11.682        11.407            4          N/A          N/A            N/A
2008  .      11.407         7.873            3         10.922         7.883            5
2009  .       7.873        10.475            3          N/A          N/A            N/A
2010  .      10.475        11.580            3         10.494        11.607            1**
---------    ------        --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       9.708    12.223        13          9.726    12.264         4
2004  .      12.223    13.825         9         12.264    13.892        12
2005  .      13.825    15.841        21         13.892    15.941        22
2006  .      15.841    17.337        23         15.941    17.473        20
2007  .      17.337    19.974        14         17.473    20.161        26
2008  .      19.974    11.242        12         20.161    11.365        26
2009  .      11.242    14.958        10         11.365    15.143        31
2010  .      14.958    17.178        11         15.143    17.417        22
---------    ------    ------        --         ------    ------        --
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.854    10.103        51         10.860    10.124       143
2002  .      10.103     8.221        70         10.124     8.250       181
2003  .       8.221    10.499        41          8.250    10.552       138
2004  .      10.499    11.470        44         10.552    11.545       113
2005  .      11.470    11.892        39         11.545    11.989        91
2006  .      11.892    14.008        15         11.989    14.143        93
2007  .      14.008    13.933        14         14.143    14.088        71
2008  .      13.933     7.826        11         14.088     7.925        55
2009  .       7.826     9.983         9          7.925    10.125        39
2010  .       9.983    11.268         8         10.125    11.445        34
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .       8.354     6.739        23          8.360     6.754        99
2002  .       6.739     4.613        20          6.754     4.630       148
2003  .       4.613     6.006        13          4.630     6.037        84
2004  .       6.006     6.083        14          6.037     6.123        74
2005  .       6.083     6.303        13          6.123     6.355        63
2006  .       6.303     6.597        12          6.355     6.661        48
2007  .       6.597     8.207        12          6.661     8.299        32
2008  .       8.207     4.247        10          8.299     4.301        20
2009  .       4.247     5.338        10          4.301     5.414        18
2010  .       5.338     6.494         8          5.414     6.596        17
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.095    11.554         1**       10.237    11.564         2
2006  .      11.554    12.756         1**       11.564    12.786         3
2007  .      12.756    14.450         1**       12.786    14.506         4
2008  .      14.450     8.571         3         14.506     8.617         4
2009  .       8.571    11.764         1**        8.617    11.845         5
2010  .      11.764    14.856         2         11.845    14.981         5
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .       8.595     6.655         8          8.601     6.670        27
2002  .       6.655     5.199         7          6.670     5.218        36
2003  .       5.199     7.304         3          5.218     7.342        57
2004  .       7.304     8.129         5          7.342     8.184        26
2005  .       8.129     9.483         6          8.184     9.562        24
2006  .       9.483    10.969         3          9.562    11.077        20
2007  .      10.969    12.611         3         11.077    12.754        13
2008  .      12.611     6.941         3         12.754     7.030        12
2009  .       6.941     8.604         3          7.030     8.728        12
2010  .       8.604     9.535         3          8.728     9.687         9
---------    ------    ------        --         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.009    11.212         5         10.543    11.222         8
2007  .      11.212    11.425         5         11.222    11.453        32
2008  .      11.425     7.894        10         11.453     7.925        27
2009  .       7.894    10.512         3          7.925    10.570        19
2010  .      10.512    11.634         2         10.570    11.714        16
---------    ------    ------        --         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .      10.000        12.288(1)         1**       10.000        12.289(1)         2
2002  .      12.288         8.598            5         12.289         8.603            3
2003  .       8.598        11.578         N/A           8.603        11.592         N/A
2004  .       N/A          N/A            N/A          11.592        12.685            1**
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A          16.378        15.204            1**
2008  .       N/A          N/A            N/A          15.204         8.582            1**
2009  .       N/A          N/A            N/A           8.582        12.096            1**
2010  .       N/A          N/A            N/A          12.096        15.155            1**
---------    ------        --------       ----         ------        --------       ----
FTVIPT Mutual Shares Securities
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A          11.267        11.430            2
2008  .       N/A          N/A            N/A          11.430         7.057            5
2009  .       N/A          N/A            N/A           7.057         8.732            2
2010  .       N/A          N/A            N/A           8.732         9.531            3
---------    ------        --------       ----         ------        --------       ----
FTVIPT Templeton Global Bond Securities
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A          12.117        12.403            4
2009  .       N/A          N/A            N/A          12.403        14.451            5
2010  .       N/A          N/A            N/A          14.451        16.236            5
---------    ------        --------       ----         ------        --------       ----
FTVIPT Templeton Growth Securities Fund
2001  .      10.000        11.163(1)         1**       10.000        11.165(1)         1**
2002  .      11.163         8.928            8         11.165         8.933            3
2003  .       N/A          N/A            N/A           8.933        11.588            1**
2004  .       N/A          N/A            N/A          11.588        13.198            3
2005  .       N/A          N/A            N/A          13.198        14.105            3
2006  .       N/A          N/A            N/A          14.105        16.866            3
2007  .       N/A          N/A            N/A          16.866        16.945            2
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
Invesco V.I. Capital Appreciation
2006  .       N/A          N/A            N/A          10.598        10.437            1**
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
Invesco V.I. Core Equity
2006  .       N/A          N/A            N/A          10.034        10.818            2
2007  .       N/A          N/A            N/A          10.818        11.481            2
2008  .       N/A          N/A            N/A          11.481         7.873            2
2009  .       N/A          N/A            N/A           7.873         9.916            1**
2010  .       N/A          N/A            N/A           9.916        10.665            1**
---------    ------        --------       ----         ------        --------       ----
Invesco V.I. International Growth Fund
2001  .      10.000        10.614(1)         1**       10.000         9.947(2)         2
2002  .      10.614         8.782            1**        9.947         8.234            2
2003  .       8.782        11.120            1**        8.234        10.433            1**
2004  .      11.120        13.530            1**       10.433        12.700            1**
2005  .      13.530        15.656            1**       12.700        14.702            1**
2006  .      15.656        19.698            1**       14.702        18.507            1**
2007  .      19.698        22.173            1**       18.507        20.842            1**
2008  .      22.173        12.971            1**       20.842        12.198            1**
2009  .      12.971        17.211            1**       12.198        16.195            1**
2010  .      17.211        19.060            1**       16.195        17.943            1**
---------    ------        --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .       8.035     6.689        19          8.042     6.704       150
2002  .       6.689     4.685        40          6.704     4.702       270
2003  .       4.685     6.315        30          4.702     6.348       163
2004  .       6.315     6.914        29          6.348     6.961       125
2005  .       6.914     7.116        26          6.961     7.175        93
2006  .       7.116     7.597        51          7.175     7.671        74
2007  .       7.597     8.300        22          7.671     8.394        54
2008  .       8.300     4.687        15          8.394     4.748        42
2009  .       4.687     6.610         8          4.748     6.705        41
2010  .       6.610     8.285         7          6.705     8.417        33
---------     -----     -----        --          -----     -----       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A       N/A          10.449    11.267         1**
2007  .      11.981    11.440         2         11.267    11.467        15
2008  .      11.440     7.066         5         11.467     7.093        21
2009  .       7.066     8.748         2          7.093     8.795        19
2010  .       8.748     9.554         2          8.795     9.619        18
---------    ------    ------      ----         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A       N/A           9.944     9.873         1**
2006  .      10.202    10.926         1**        9.873    10.952         2
2007  .      10.926    11.912         1**       10.952    11.958        12
2008  .      11.912    12.425         5         11.958    12.492        19
2009  .      12.425    14.484         7         12.492    14.583        29
2010  .      14.484    16.281        11         14.583    16.417        21
---------    ------    ------      ----         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2001  .      10.197     9.884        19         10.204     9.905        44
2002  .       9.884     7.912        35          9.905     7.941        49
2003  .       7.912    10.269        19          7.941    10.322        40
2004  .      10.269    11.702        19         10.322    11.780        40
2005  .      11.702    12.512        18         11.780    12.614        45
2006  .      12.512    14.969        16         12.614    15.114        41
2007  .      14.969    15.047        15         15.114    15.215        41
2008  .      15.047     8.524         9         15.215     8.632        30
2009  .       8.524    10.975         7          8.632    11.132        28
2010  .      10.975    11.577         7         11.132    11.759        25
---------    ------    ------      ----         ------    ------       ---
Invesco V.I. Capital Appreciation
2006  .       4.994     4.920        30          5.038     4.968        25
2007  .       4.920     5.413        28          4.968     5.474        22
2008  .       5.413     3.057        26          5.474     3.096        18
2009  .       3.057     3.636         9          3.096     3.687        13
2010  .       3.636     4.124         8          3.687     4.189         9
---------    ------    ------      ----         ------    ------       ---
Invesco V.I. Core Equity
2006  .       6.933     7.478        59          6.994     7.551       112
2007  .       7.478     7.940        53          7.551     8.030        97
2008  .       7.940     5.448        42          8.030     5.518        78
2009  .       5.448     6.865        40          5.518     6.963        71
2010  .       6.865     7.387        34          6.963     7.504        64
---------    ------    ------      ----         ------    ------       ---
Invesco V.I. International Growth Fund
2001  .       8.037     6.036        18          8.044     6.050        90
2002  .       6.036     4.999        16          6.050     5.018        62
2003  .       4.999     6.337        17          5.018     6.370        78
2004  .       6.337     7.718        14          6.370     7.770        46
2005  .       7.718     8.939        12          7.770     9.014        40
2006  .       8.939    11.258        11          9.014    11.369        39
2007  .      11.258    12.685        11         11.369    12.830        35
2008  .      12.685     7.428        10         12.830     7.524        26
2009  .       7.428     9.866         8          7.524    10.009        24
2010  .       9.866    10.937         7         10.009    11.111        20
---------    ------    ------      ----         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2003  .   N/A         N/A                  N/A          N/A          N/A            N/A
2004  .   N/A         N/A                  N/A          N/A          N/A            N/A
2005  .   N/A         N/A                  N/A          N/A          N/A            N/A
2006  .   N/A         N/A                  N/A          N/A          N/A            N/A
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                          --           ---            ---
Janus Aspen Enterprise Portfolio
2003  .   N/A         N/A                  N/A          N/A          N/A            N/A
2004  .   N/A         N/A                  N/A          N/A          N/A            N/A
2005  .   N/A         N/A                  N/A          N/A          N/A            N/A
2006  .   N/A         N/A                  N/A          N/A          N/A            N/A
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                          --           ---            ---
Janus Aspen Worldwide
2003  .   N/A         N/A                  N/A          N/A          N/A            N/A
2004  .   N/A         N/A                  N/A          N/A          N/A            N/A
2005  .   N/A         N/A                  N/A          N/A          N/A            N/A
2006  .   N/A         N/A                  N/A          N/A          N/A            N/A
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                          --           ---            ---
LVIP Baron Growth Opportunities(8)
2006  .   N/A         N/A                  N/A          N/A          N/A            N/A
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                          --           ---            ---
LVIP BlackRock Inflation Protected Bond
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                          --           ---            ---
LVIP Capital Growth
2007  .   N/A         N/A                  N/A         11.001        10.688            1**
2008  .   N/A         N/A                  N/A         10.688         6.113            1**
2009  .   N/A         N/A                  N/A          6.113         8.073            1**
2010  .   N/A         N/A                  N/A          8.073         9.404            1**
--------- ------      --------                         ------        ------         ----
LVIP Cohen & Steers Global Real Estate
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                         ------        ------         ----
LVIP Columbia Value Opportunities
2007  .   N/A         N/A                  N/A          N/A          N/A            N/A
2008  .   N/A         N/A                  N/A          N/A          N/A            N/A
2009  .   N/A         N/A                  N/A          N/A          N/A            N/A
2010  .   N/A         N/A                  N/A          N/A          N/A            N/A
--------- ------      --------                         ------        ------         ----
LVIP Delaware Bond
2001  .   10.000       10.113(1)             6         10.000        10.093(1)        24
2002  .   10.113      10.931               116         10.093        10.915           38
2003  .   10.931      11.506                 9         10.915        11.495           35
2004  .   11.506      11.888                 9         11.495        11.883           36
2005  .   11.888      11.972                10         11.883        11.973           44
2006  .   11.972      12.301                 9         11.973        12.307           42
2007  .   12.301      12.726                 7         12.307        12.740           46
2008  .   12.726      12.122                 7         12.740        12.140           37
2009  .   12.122      14.142                 8         12.140        14.171           35
2010  .   14.142      15.053                 8         14.170        15.092           35
--------- ------      ---------            ---         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Janus Aspen Balanced Portfolio
2003  .       9.770    10.912         1**        9.786    10.947         3
2004  .      10.912    11.606         3         10.947    11.660         5
2005  .      11.606    12.272         3         11.660    12.348         4
2006  .      12.272    13.309         2         12.348    13.411         4
2007  .      13.309    14.416         2         13.411    14.549         2
2008  .      14.416    11.885         1**       14.549    12.012         1**
2009  .      11.885    14.659         1**       12.012    14.839         2
2010  .       N/A        N/A       N/A          14.839    15.781         2
---------    ------    ------      ----         ------    ------         -
Janus Aspen Enterprise Portfolio
2003  .       N/A        N/A       N/A           8.047    10.668         1**
2004  .      10.632    12.581         1**       10.668    12.642         1**
2005  .      12.581    13.842         1**       12.642    13.930         3
2006  .      13.842    15.404         1**       13.930    15.525         2
2007  .      15.404    18.419         1**       15.525    18.592         4
2008  .      18.419    10.156         1**       18.592    10.267         2
2009  .      10.156    14.408         1**       10.267    14.587         2
2010  .      14.408    17.763         1**       14.587    18.010         2
---------    ------    ------      ----         ------    ------         -
Janus Aspen Worldwide
2003  .       8.396    10.199         2          N/A        N/A       N/A
2004  .      10.199    10.470         2          N/A        N/A       N/A
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP Baron Growth Opportunities(8)
2006  .       N/A        N/A       N/A           9.635    10.616         1**
2007  .       N/A        N/A       N/A          10.616    10.800         3
2008  .       N/A        N/A       N/A          10.800     6.465         1**
2009  .       N/A        N/A       N/A           6.465     8.797         9
2010  .       N/A        N/A       N/A           8.797    10.936         9
---------    ------    ------      ----         ------    ------      ----
LVIP
BlackRock
Inflation
Protected
Bond
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP Capital Growth
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP Cohen & Steers Global Real Estate
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       5.244     4.663         1**        7.023     4.674         1**
2009  .       4.663     6.297         1**        4.674     6.321         1**
2010  .       6.297     7.277         2          6.321     7.316         1**
---------    ------    ------      ----         ------    ------      ----
LVIP
Columbia
Value
Opportuni
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           4.391     7.406         3
2010  .       7.385     9.027         1**        7.406     9.066         7
---------    ------    ------      ----         ------    ------      ----
LVIP Delaware Bond
2001  .      10.600    11.364       263         10.606    11.387       635
2002  .      11.364    12.295       402         11.387    12.338      1,126
2003  .      12.295    12.955       276         12.338    13.020       576
2004  .      12.955    13.399       235         13.020    13.486       571
2005  .      13.399    13.507       237         13.486    13.616       487
2006  .      13.507    13.892       158         13.616    14.024       400
2007  .      13.892    14.387       161         14.024    14.546       285
2008  .      14.387    13.717       115         14.546    13.889       250
2009  .      13.717    16.019       101         13.889    16.244       222
2010  .      16.019    17.069        76         16.244    17.335       184
---------    ------    ------      ----         ------    ------      -----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Diversified Floating Rate
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      --------            ---------   ------    --------            ---------
LVIP Delaware Foundation Aggressive Allocation(9)
2003  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2004  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      --------            ---------   ------    --------            ---------
LVIP Delaware Growth and Income
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      --------            ---------   ------    --------            ---------
LVIP Delaware Social Awareness(4)
2001  .   10.000       11.526(1)             1**      10.000     11.529(1)             1**
2002  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2003  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2004  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP Delaware Special Opportunities
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP Global Income
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP Growth Fund(6)
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP Growth Opportunities(7)
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP Janus Capital Appreciation
2003  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2004  .   N/A         N/A                 N/A         12.182    12.549                 1**
2005  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2006  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP JPMorgan High Yield
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----
LVIP MFS International Growth
2007  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2008  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2009  .   N/A         N/A                 N/A          N/A      N/A                 N/A
2010  .   N/A         N/A                 N/A          N/A      N/A                 N/A
--------- ------      ---------           ----        ------    ---------           ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Delaware
Diversifi
Floating
Rate
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     --         ---       ---           --         ---       ---
LVIP Delaware Foundation Aggressive Allocation(9)
2003  .       N/A        N/A       N/A          10.500    11.342      N/A
2004  .      11.494    12.607         1**       11.342    12.637         2
2005  .      12.607    13.191         1**       12.637    13.242         4
2006  .      13.191    14.798         1**       13.242    14.878         4
2007  .      14.798    15.423         1**       14.878    15.529         7
2008  .      15.423    10.090         1**       15.529    10.175         3
2009  .       N/A        N/A       N/A          10.175    13.177         1**
2010  .       N/A        N/A       N/A          13.177    14.543         1**
---------    ------    ------      ----         ------    ------      ----
LVIP Delaware Growth and Income
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP Delaware Social Awareness(4)
2001  .       8.787     7.794        12          8.792     7.811        22
2002  .       7.794     5.895        10          7.811     5.917        20
2003  .       9.972    11.986         6          9.273    12.027        13
2004  .      11.986    13.267        10         12.027    13.333        17
2005  .      13.267    14.598         9         13.333    14.692        12
2006  .      14.598    16.102         9         14.692    16.231        11
2007  .      16.102    16.284         6         16.231    16.439        10
2008  .      16.284    10.490         3         16.439    10.605         9
2009  .      10.490    13.393         3         10.605    13.561         8
2010  .      13.393    14.676         3         13.561    14.883         8
---------    ------    ------      ----         ------    ------      ----
LVIP
Delaware
Special
Opportuni
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       6.091     5.663         1**        N/A        N/A       N/A
2009  .       5.663     7.230         1**        N/A        N/A       N/A
2010  .       7.230     9.244         1**        7.258     9.294         4
---------    ------    ------      ----         ------    ------      ----
LVIP
Global
Income
2009  .       N/A        N/A       N/A          10.687    10.668         1**
2010  .      10.661    11.457         1**       10.668    11.482         1**
---------    ------    ------      ----         ------    ------      ----
LVIP Growth Fund(6)
2005  .       N/A        N/A       N/A          10.307    10.833         3
2006  .       N/A        N/A       N/A          10.833    11.314         3
---------    ------    ------      ----         ------    ------      ----
LVIP Growth Opportunities(7)
2005  .       N/A        N/A       N/A          10.923    11.440         1**
2006  .       N/A        N/A       N/A          11.440    12.366         1**
---------    ------    ------      ----         ------    ------      ----
LVIP Janus Capital Appreciation
2003  .       N/A        N/A       N/A           N/A        N/A       N/A
2004  .      11.987    12.559         1**       12.186    12.587         1**
2005  .      12.559    12.822         1**       12.587    12.869         1**
2006  .      12.822    13.777         1**       12.869    13.849         1**
2007  .      13.777    16.253         1**       13.849    16.362         1**
2008  .      16.253     9.423         1**       16.362     9.501         1**
2009  .       9.423    12.788         1**        9.501    12.912         1**
2010  .      12.788    13.951         1**       12.912    14.108         1**
---------    ------    ------      ----         ------    ------      ----
LVIP
JPMorgan
High
Yield
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP MFS
Internati
Growth
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           9.984     5.584         2
2009  .       N/A        N/A       N/A           5.584     7.443         3
2010  .       7.413     8.215         1**        7.443     8.260         3
---------    ------    ------      ----         ------    ------      ----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS Value
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------     --           ---            ---           --           ---            ---
LVIP Mid-Cap Value
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------     --           ---            ---           --           ---            ---
LVIP Mondrian International Value
2003  .       9.644        13.400            2          9.651        13.417            2
2004  .      13.400        15.901            1**       13.417        15.928            2
2005  .      15.901        17.559            1**       15.928        17.598            4
2006  .      17.559        22.398            1**       17.598        22.459            4
2007  .      22.398        24.501            1**       22.459        24.580            4
2008  .      24.501        15.228            1**       24.580        15.285            4
2009  .      15.228        18.114            1**       15.285        18.191            4
2010  .      18.114        18.211            1**       18.191        18.297            4
---------    ------        ------         ----         ------        ------         ----
LVIP Money Market Fund
2001  .      10.000        10.017(1)         1**       10.000        10.019(1)         1**
2002  .      10.017         9.967           39         10.019         9.976           23
2003  .       9.967         9.846            1**        9.976         9.860            2
2004  .       9.846         9.746            1**        9.860         9.764            1**
2005  .       N/A          N/A            N/A           9.764         9.852            1**
2006  .       N/A          N/A            N/A           9.852        10.124            1**
2007  .      10.266        10.397            3         10.124        10.432            4
2008  .      10.397        10.441            3         10.432        10.481           16
2009  .       N/A          N/A            N/A          10.481        10.320            4
2010  .       N/A          N/A            N/A          10.320        10.136            1**
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Bond Index
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Conservative Index Allocation
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Conservative Structured Allocation
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Developed International 150
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Emerging Markets 100
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA Global Tactical Allocation(11)
2005  .       N/A          N/A            N/A           N/A          N/A            N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----
LVIP SSgA International Index
2008  .       N/A          N/A            N/A           N/A          N/A            N/A
2009  .       N/A          N/A            N/A           N/A          N/A            N/A
2010  .       N/A          N/A            N/A           N/A          N/A            N/A
---------    ------        --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP MFS
Value
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       8.567     6.433         3          9.055     6.449         2
2009  .       6.433     7.624         2          6.449     7.654         7
2010  .       7.624     8.335         5          7.654     8.380         9
---------     -----     -----      ----          -----     -----      ----
LVIP
Mid-Cap
Value
2007  .       9.496     8.627         1**       10.191     8.635         1**
2008  .       8.627     5.012         1**        8.635     5.024         1**
2009  .       N/A        N/A       N/A           5.024     7.022         1**
2010  .       6.994     8.490         1**        7.022     8.536         1**
---------     -----     -----      ----         ------     -----      ----
LVIP Mondrian International Value
2003  .       9.659    13.434         3          9.675    13.477         9
2004  .      13.434    15.957         6         13.477    16.032         8
2005  .      15.957    17.639         6         16.032    17.748        11
2006  .      17.639    22.523         6         17.748    22.695        10
2007  .      22.523    24.662         3         22.695    24.889        10
2008  .      24.662    15.343         1**       24.889    15.507         6
2009  .      15.343    18.269         1**       15.507    18.493         4
2010  .      18.269    18.385         1**       18.493    18.638         3
---------    ------    ------      ----         ------    ------      ----
LVIP Money Market Fund
2001  .      10.206    10.427       227         10.212    10.448      2,634
2002  .      10.427    10.385       195         10.448    10.422      6,301
2003  .      10.385    10.269       133         10.422    10.321      1,526
2004  .      10.269    10.175        90         10.321    10.241       276
2005  .      10.175    10.272        81         10.241    10.355       258
2006  .      10.272    10.561        79         10.355    10.662       214
2007  .      10.561    10.888        81         10.662    11.009       171
2008  .      10.888    10.944       113         11.009    11.082       288
2009  .      10.944    10.781        93         11.082    10.934       206
2010  .      10.781    10.594        50         10.934    10.760       152
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Bond
Index
2008  .       9.992    10.448         1**       10.190    10.457         7
2009  .      10.448    10.699         1**       10.457    10.724         8
2010  .      10.699    11.108        19         10.724    11.150         6
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Conservat
Index
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Conservat
Structure
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Developed
Internati
150
2008  .       5.643     6.254         1**        6.008     6.259         1**
2009  .       6.254     8.865         1**        6.259     8.885         1**
2010  .       8.865     9.316         3          8.885     9.351         1**
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Emerging
Markets
100
2008  .       5.502     6.046         1**        6.245     6.050         1**
2009  .       6.046    11.250         1**        6.050    11.276         5
2010  .      11.250    14.082         2         11.276    14.136         3
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA Global Tactical Allocation(11)
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      -----
LVIP SSgA
Internati
Index
2008  .       5.753     6.390         1**        6.089     6.395         1**
2009  .       6.390     8.004         1**        6.395     8.022         1**
2010  .       8.004     8.394         3          8.022     8.426         1**
---------    ------    ------      ----         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA S&P 500 Index(5)
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Small Cap Index
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Small/Mid Cap 200
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Templeton Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Turner Mid-Cap Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Wilshire 2010 Profile
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA
Large Cap
100
2008  .       6.340     6.965         1**        6.859     6.971         1**
2009  .       6.965     9.233         1**        6.971     9.254         2
2010  .       9.233    10.782         6          9.254    10.823         1**
---------     -----    ------         -          -----    ------         -
LVIP SSgA
Moderate
Index
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     -----    ------      ----          -----    ------      ----
LVIP SSgA
Moderate
Structure
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     -----    ------      ----          -----    ------      ----
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     -----    ------      ----          -----    ------      ----
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     -----    ------      ----          -----    ------      ----
LVIP SSgA
S&P 500
Index(5)
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       6.598     7.001         1**        6.989     7.039         1**
2009  .       7.001     8.672         1**        7.039     8.732         7
2010  .       8.672     9.772         6          8.732     9.854         6
---------     -----    ------      ----          -----    ------      ----
LVIP SSgA
Small Cap
Index
2007  .       N/A        N/A       N/A          10.227     9.144         1**
2008  .       5.360     5.910         1**        9.144     5.924         1**
2009  .       5.910     7.297         1**        5.924     7.325         1**
2010  .       7.297     9.021         2          7.325     9.069         1**
---------     -----    ------      ----         ------    ------      ----
LVIP SSgA
Small/Mid
Cap 200
2008  .       6.442     7.216         1**        7.459     7.222         1**
2009  .       7.216    10.722         1**        7.222    10.747         1**
2010  .      10.722    13.420         1**       10.747    13.471         3
---------    ------    ------      ----         ------    ------      ----
LVIP T.
Rowe
Price
Growth
Stock
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           8.983     5.661         2
2009  .       N/A        N/A       N/A           5.661     7.947         8
2010  .       N/A        N/A       N/A           7.947     9.102         2
---------    ------    ------      ----         ------    ------      ----
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A       N/A           N/A        N/A       N/A
2004  .       N/A        N/A       N/A          12.722    13.739         1**
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A          10.179    14.261         3
2010  .       N/A        N/A       N/A          14.261    17.963         7
---------    ------    ------      ----         ------    ------      ----
LVIP
Templeton
Growth
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       6.287     5.967         1**        8.293     5.981         5
2009  .       5.967     7.490         1**        5.981     7.519         5
2010  .       7.490     7.820         1**        7.519     7.863         5
---------    ------    ------      ----         ------    ------      ----
LVIP
Turner
Mid-Cap
Growth
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP
Wilshire
2010
Profile
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           8.505     7.790         1**
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire 2020 Profile
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
LVIP Wilshire 2030 Profile
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
LVIP Wilshire 2040 Profile
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
LVIP Wilshire Conservative Profile
2005  .   N/A              N/A            N/A           N/A          N/A            N/A
2006  .   N/A              N/A            N/A           N/A          N/A            N/A
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
LVIP Wilshire Moderate Profile
2005  .   N/A              N/A            N/A           N/A          N/A            N/A
2006  .   N/A              N/A            N/A           N/A          N/A            N/A
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
LVIP Wilshire Moderately Aggressive Profile
2005  .   N/A              N/A            N/A           N/A          N/A            N/A
2006  .   N/A              N/A            N/A           N/A          N/A            N/A
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
MFS VIT Core Equity
2003  .   N/A              N/A            N/A           N/A          N/A            N/A
2004  .   N/A              N/A            N/A           N/A          N/A            N/A
2005  .   N/A              N/A            N/A           N/A          N/A            N/A
2006  .   N/A              N/A            N/A           N/A          N/A            N/A
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           ---            ---------     --           ---            ---------
MFS VIT Growth Series
2001  .   10.000           12.125(1)         1**       10.000        11.039(2)         4
2002  .   12.125            7.869            1**       11.039         7.168            1**
2003  .   N/A              N/A            N/A           7.168         9.143         N/A
2004  .   N/A              N/A            N/A           9.143        10.117            1**
2005  .   N/A              N/A            N/A          10.117        10.818            1**
2006  .   N/A              N/A            N/A          10.818        11.428            1**
2007  .   N/A              N/A            N/A           N/A          N/A            N/A
2008  .   N/A              N/A            N/A           N/A          N/A            N/A
2009  .   N/A              N/A            N/A           N/A          N/A            N/A
2010  .   N/A              N/A            N/A           N/A          N/A            N/A
--------- ------           --------       ----         ------        --------       ----



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Wilshire
2020
Profile
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     --         ---       ---           --         ---       ---
LVIP
Wilshire
2030
Profile
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           N/A        N/A       N/A
2010  .       N/A        N/A       N/A           N/A        N/A       N/A
---------     --         ---       ---           --         ---       ---
LVIP
Wilshire
2040
Profile
2007  .       N/A        N/A       N/A           N/A        N/A       N/A
2008  .       N/A        N/A       N/A           N/A        N/A       N/A
2009  .       N/A        N/A       N/A           5.495     8.298         4
2010  .       N/A        N/A       N/A           8.298     9.254         4
---------     --         ---       ---           -----     -----      ----
LVIP Wilshire Conservative Profile
2005  .       N/A        N/A       N/A           N/A        N/A       N/A
2006  .       N/A        N/A       N/A           N/A        N/A       N/A
2007  .      11.497    11.585         1**       11.138    11.630         1**
2008  .      11.585     9.257        12          N/A        N/A       N/A
2009  .       9.257    11.323        41          N/A        N/A       N/A
2010  .      11.323    12.259        52          N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
LVIP Wilshire Moderate Profile
2005  .       N/A        N/A       N/A          10.008    10.469         8
2006  .       N/A        N/A       N/A          10.469    11.510         8
2007  .       N/A        N/A       N/A          11.510    12.340         6
2008  .       N/A        N/A       N/A          12.340     8.884         2
2009  .       N/A        N/A       N/A           8.884    11.162        17
2010  .      11.085    12.159        11         11.162    12.261        24
---------    ------    ------      ----         ------    ------      ----
LVIP Wilshire Moderately Aggressive Profile
2005  .      10.000    10.637         5          N/A        N/A       N/A
2006  .      10.637    11.895         5          N/A        N/A       N/A
2007  .      11.895    12.797         9         13.213    12.847         3
2008  .      12.797     8.348         9         12.847     8.393         3
2009  .       8.348    10.553         2          8.393    10.625         3
2010  .      10.553    11.653         2         10.625    11.751         3
---------    ------    ------      ----         ------    ------      ----
MFS VIT Core Equity
2003  .       8.192    10.227         4          N/A        N/A       N/A
2004  .      10.227    11.259         4         10.263    11.315         1**
2005  .      11.259    11.220         4         11.315    11.293         1**
2006  .      11.220    12.508         4          N/A        N/A       N/A
2007  .      12.508    13.621         4          N/A        N/A       N/A
2008  .      13.621     8.117         4          N/A        N/A       N/A
2009  .       8.117    10.542         4          N/A        N/A       N/A
2010  .      10.542    12.100         4          N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----
MFS VIT Growth Series
2001  .       8.165     5.323        38          8.170     5.334       121
2002  .       5.323     3.458        35          5.334     3.471       140
2003  .       3.458     4.413        32          3.471     4.436       131
2004  .       4.413     4.886        29          4.436     4.918        68
2005  .       4.886     5.227        26          4.918     5.269        43
2006  .       5.227     5.524        17          5.269     5.578        36
2007  .       5.524     6.558        15          5.578     6.632        29
2008  .       6.558     4.023        15          6.632     4.074        22
2009  .       4.023     5.426        12          4.074     5.503        20
2010  .       5.426     6.130        11          5.503     6.226        17
---------    ------    ------      ----         ------    ------      ----

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Total Return Series
2001  .      10.000        10.629(1)         1**       10.000        10.630(1)         8
2002  .      10.629         9.871           29         10.630         9.877           18
2003  .       9.871        11.235            3          9.877        11.248           12
2004  .      11.235        12.240            3         11.248        12.259           13
2005  .      12.240        12.321            3         12.259        12.347           14
2006  .      12.321        13.495            3         12.347        13.530           11
2007  .      13.495        13.762            2         13.530        13.805           11
2008  .      13.762        10.489            2         13.805        10.527            4
2009  .      10.489        12.115            2         10.527        12.165            3
2010  .      12.115        13.032            2         12.165        13.093            3
---------    ------        --------         --         ------        --------         --
MFS VIT Utilities Series
2001  .      10.000         9.842(1)         1**       10.000         9.355(2)        18
2002  .       N/A          N/A            N/A           9.355         7.080            3
2003  .       N/A          N/A            N/A           N/A          N/A             N/A
2004  .       N/A          N/A            N/A           N/A          N/A             N/A
2005  .       N/A          N/A            N/A           N/A          N/A             N/A
2006  .       N/A          N/A            N/A           N/A          N/A             N/A
2007  .       N/A          N/A            N/A           N/A          N/A             N/A
2008  .       N/A          N/A            N/A           N/A          N/A             N/A
2009  .       N/A          N/A            N/A           N/A          N/A             N/A
2010  .       N/A          N/A            N/A           N/A          N/A             N/A
---------    ------        --------       ----         ------        --------        ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.316        10.450            2          8.320        10.461            4
2004  .      10.450        11.926            2         10.461        11.944            4
2005  .      11.926        13.309            2         11.944        13.336            4
2006  .      13.309        14.978            2         13.336        15.016            4
2007  .      14.978        18.006            2         15.016        18.061            3
2008  .      18.006        10.005            2         18.061        10.040            3
2009  .      10.005        12.919            2         10.040        12.971            3
2010  .      12.919        16.364            2         12.971        16.438            3
---------    ------        --------       ----         ------        --------        ---
Neuberger Berman AMT Regency Portfolio
2003  .       9.419        13.045            2          9.783        13.047            2
2004  .      13.045        15.662            2         13.047        15.672            2
2005  .      15.662        17.211            1**       15.672        17.231            2
2006  .      17.211        18.773            1**       17.231        18.803            2
2007  .      18.773        19.028            1**       18.803        19.068            2
2008  .      19.028        10.115            1**       19.068        10.142            2
2009  .      10.115        14.545            1**       10.142        14.591            2
2010  .      14.545        18.009            1**       14.591        18.074            2
---------    ------        --------       ----         ------        --------        ---
PIMCO VIT Commodity Real Return
2009  .       N/A          N/A            N/A           N/A          N/A             N/A
2010  .       N/A          N/A            N/A           N/A          N/A             N/A
---------    ------        --------       ----         ------        --------        ---
Putnam VT Global Health Care Fund
2003  .       N/A          N/A            N/A           N/A          N/A             N/A
2004  .       N/A          N/A            N/A           N/A          N/A             N/A
2005  .       N/A          N/A            N/A           N/A          N/A             N/A
2006  .       N/A          N/A            N/A           N/A          N/A             N/A
2007  .       N/A          N/A            N/A           N/A          N/A             N/A
2008  .       N/A          N/A            N/A           N/A          N/A             N/A
2009  .       N/A          N/A            N/A           N/A          N/A             N/A
2010  .       N/A          N/A            N/A           N/A          N/A             N/A
---------    ------        --------       ----         ------        --------        ---
Putnam VT Growth and Income Fund
2003  .       N/A          N/A            N/A           8.986        10.801            3
2004  .       N/A          N/A            N/A          10.801        11.782            2
2005  .       N/A          N/A            N/A           N/A          N/A             N/A
2006  .       N/A          N/A            N/A           N/A          N/A             N/A
2007  .       N/A          N/A            N/A           N/A          N/A             N/A
2008  .       N/A          N/A            N/A           N/A          N/A             N/A
2009  .       N/A          N/A            N/A           N/A          N/A             N/A
2010  .       N/A          N/A            N/A           N/A          N/A             N/A
---------    ------        --------       ----         ------        --------        ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Total Return Series
2001  .      11.123    10.927        90         11.128    10.948       358
2002  .      10.927    10.158       212         10.948    10.193       550
2003  .      10.158    11.573       153         10.193    11.631       379
2004  .      11.573    12.620       138         11.631    12.702       344
2005  .      12.620    12.717       127         12.702    12.819       319
2006  .      12.717    13.942       110         12.819    14.075       237
2007  .      13.942    14.232        95         14.075    14.389       191
2008  .      14.232    10.858        75         14.389    10.994       158
2009  .      10.858    12.555        71         10.994    12.731       132
2010  .      12.555    13.519        60         12.731    13.729       102
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2001  .       9.892     7.340        88          9.898     7.356       288
2002  .       7.340     5.558        61          7.356     5.579       202
2003  .       5.558     7.401        45          5.579     7.439       155
2004  .       7.401     9.439        33          7.439     9.502       148
2005  .       9.439    10.807        32          9.502    10.895       134
2006  .      10.807    13.900        18         10.895    14.035        96
2007  .      13.900    17.415        15         14.035    17.610        79
2008  .      17.415    10.637        13         17.610    10.772        68
2009  .      10.637    13.881        11         10.772    14.079        53
2010  .      13.881    15.476         8         14.079    15.719        47
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.326    10.473        14          8.343    10.510         9
2004  .      10.473    11.964        15         10.510    12.024        10
2005  .      11.964    13.365        15         12.024    13.453        11
2006  .      13.365    15.056        11         13.453    15.177        11
2007  .      15.056    18.119        11         15.177    18.292        11
2008  .      18.119    10.077         8         18.292    10.189         7
2009  .      10.077    13.025         5         10.189    13.189         5
2010  .      13.025    16.515         5         13.189    16.748         5
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2003  .       9.387    13.075         2          9.809    13.107         8
2004  .      13.075    15.713         3         13.107    15.776        10
2005  .      15.713    17.285         3         15.776    17.380         8
2006  .      17.285    18.872         3         17.380    19.005         7
2007  .      18.872    19.148         3         19.005    19.311         7
2008  .      19.148    10.189         1**       19.311    10.291         5
2009  .      10.189    14.667         1**       10.291    14.836         2
2010  .      14.667    18.177         1**       14.836    18.414         2
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT
Commodity
Real
Return
2009  .       N/A        N/A       N/A          11.612    12.499         1**
2010  .       N/A        N/A       N/A          12.499    15.276         1**
---------    ------    ------      ----         ------    ------       ---
Putnam VT Global Health Care Fund
2003  .       8.264     9.610         1**        8.279     9.641         1**
2004  .       N/A        N/A       N/A           9.641    10.159         1**
2005  .       N/A        N/A       N/A          10.159    11.311         1**
2006  .       N/A        N/A       N/A          11.311    11.437         1**
2007  .       N/A        N/A       N/A          11.437    11.182         5
2008  .       N/A        N/A       N/A          11.182     9.121         5
2009  .       N/A        N/A       N/A           9.121    11.305         5
2010  .       N/A        N/A       N/A          11.305    11.394         4
---------    ------    ------      ----         ------    ------       ---
Putnam VT Growth and Income Fund
2003  .       N/A        N/A       N/A           8.654    10.844         1**
2004  .       N/A        N/A       N/A           N/A        N/A       N/A
2005  .       N/A        N/A       N/A          11.851    12.267         1**
2006  .       N/A        N/A       N/A          12.267    13.986         2
2007  .       N/A        N/A       N/A          13.986    12.926         1**
2008  .       9.905     7.712         1**       12.926     7.794         1**
2009  .       7.712     9.833         1**        7.794     9.953         1**
2010  .       9.833    11.046         1**        N/A        N/A       N/A
---------    ------    ------      ----         ------    ------      ----

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

** All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/17/01 with an initial unit value of $10.


(4) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(5) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P SSgA 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the reorganization reflect investments in the Lincoln Core Fund.

(6) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(7) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(8) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(9) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(10) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      (This page intentionally left blank)

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.

                                                                                                            1) i4LIFE(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT (VERSION 4)
                                                                                                            (PRIOR VERSIONS MAY
                                                                                                            VARY)
                                                                                                            2) 4LATER(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT
                                                                                                            3) GUARANTEED INCOME
                                                                                                            BENEFIT FOR PURCHASERS
                     LINCOLN                                                                                OF LINCOLN LIFETIME
                     SMARTSECURITY(R)                                                                       INCOME(SM) ADVANTAGE
                     ADVANTAGE 1-YR.                                                                        4) GUARANTEED INCOME
                     AUTOMATIC STEP-UP     LINCOLN LIFETIME                                                 BENEFIT FOR PURCHASERS
                     (PRIOR VERSIONS       INCOME(SM)                                                       OF LINCOLN LIFETIME
                     MAY VARY)             ADVANTAGE 2.0         i4LIFE(R) ADVANTAGE   4LATER(R) ADVANTAGE  INCOME(SM) ADVANTAGE 2.0
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview         Designed to guarantee Designed to guarantee Designed to provide   Designed to          Designed to use the
                     that if you make your that if you make your an income program     guarantee today a    Income Base established
                     first withdrawal on   first withdrawal on   that combines         future minimum       under 4LATER(R)
                     or after the date you or after the date you variable lifetime     payout floor for     Advantage (if 4LATER(R)
                     reach age 65, you are reach age 55 you are  income payments and a i4LIFE(R) Advantage  Advantage Guaranteed
                     guaranteed income for guaranteed income for death benefit with    regular income       Income Benefit is
                     your life (and your   your life (and your   the ability to make   payments, regardless elected) or the Account
                     spouse's, under Joint spouse's, under Joint withdrawals during a  of investment        Value* established under
                     Life version), even   Life version). Also   defined period.       performance, by      i4LIFE(R) Advantage (if
                     after the entire      includes age-based                          providing an Income  i4LIFE(R) Advantage
                     amount of purchase    increases to the                            Base during the      Guaranteed Income
                     payments has been     withdrawal amount.                          accumulation period  Benefit is elected) or
                     returned to you                                                   that can be used to  the greater of the
                     through periodic                                                  establish in the     Income Base or Account
                     withdrawals. If                                                   future a Guaranteed  Value under LINCOLN
                     lifetime withdrawals                                              Income Benefit with  LIFETIME INCOME(SM)
                     are not in effect,                                                i4LIFE(R) Advantage. Advantage 2.0 (for prior
                     you may make periodic                                                                  purchasers of LINCOLN
                     withdrawals of the                                                                     LIFETIME INCOME(SM)
                     Guaranteed Amount.                                                                     Advantage 2.0) to
                                                                                                            provide a minimum payout
                                                                                                            floor for i4LIFE(R)
                                                                                                            Advantage regular income
                                                                                                            payments, regardless of
                                                                                                            investment performance.

                                                                                                            * Can instead use the
                                                                                                            remaining Guaranteed
                                                                                                            Amount under LINCOLN
                                                                                                            SMARTSECURITY(R)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage.

2.  Current Fee      0.65% (Single Life)   Single life option    Varies based on       0.65% of Income Base 1) 0.65% added to the
                     or 0.80% (Joint Life) 1.05% of Income Base  product and death                          i4LIFE(R) Advantage
                     of Guaranteed Amount  Joint life option     benefit option                             charge (0.85% if Joint
                                           1.25% of Income Base  (assessed as a % of                        Life Option is chosen)
                                                                 account value, and                         i4LIFE(R) Advantage
                                                                 only during annuity                        Guaranteed Income
                                                                 payout phase)                              Benefit Version 4 (0.65%
                                                                                                            for 4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit,)

                                                                                                            2) 0.50% added to the
                                                                                                            i4LIFE(R) Advantage
                                                                                                            charge (i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit Version
                                                                                                            3) (assessed as a % of
                                                                                                            account value, and only
                                                                                                            during annuity payout
                                                                                                            phase)

                                                                                                            3) Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0, 1.05%

                                                                                                            (single life
                                                                                                            option) or 1.25 (joint
                                                                                                            life option) which is
                                                                                                            the total charge for
                                                                                                            i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit initially
                                                                                                            (assessed as a % of the
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base or Account
                                                                                                            Value, if greater).

3.  Guaranteed       1.50% of Guaranteed   2.00% of Income Base  Same as current fee   1.50% of Income Base 1) 2.00% added to the
    Maximum Fee      Amount                                                                                 i4LIFE(R) Advantage
                                                                                                            charge (assessed as a %
                                                                                                            of account value, and
                                                                                                            only during annuity
                                                                                                            payout phase)

                                                                                                            2) 2.00% total charge
                                                                                                            for i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0. (assessed as a % of
                                                                                                            the LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base).

4.  Withdrawals      Yes - 5% annually     Yes - Age-based       Yes, during Access    Yes, only after you  No
    Permitted                              (4-5%) annually       Period                elect i4LIFE(R)
                                                                                       Advantage

5.  Payments for     Yes (if conditions    Yes (if conditions    Yes (if conditions    If elect i4LIFE(R)   Yes (if conditions
    Life             are met)              are met)              are met)              Advantage            are met)

6.  Potential        Purchase Payments     Purchase Payments     N/A                   Purchase Payments    Automatic Annual
    Increases to     Automatic Annual      5% Enhancements                             15% Enhancements     Step-Ups Prior versions
    Guaranteed       Step-Ups              Automatic Annual                            (every 3 years)      will have different
    Amount, Income   (if conditions are    Step-Ups                                    Resets to contract   Step-Up provisions
    Base, or         met)                  (if conditions are                          value                (if conditions are met)
    Guaranteed                             met)                                        (if conditions are
    Income Benefit                                                                     met)
    (as applicable)

7.  Investment       Option 3 (different   Option 3 (different   None                  Option 3 (different  Option 3 (different
    Requirements     Investment            Investment                                  Investment           Investment Requirements
                     Requirements may      Requirements may                            Requirements may     may apply depending upon
                     apply depending upon  apply depending upon                        apply depending upon date of purchase. See
                     date of purchase. See date of purchase. See                       date of purchase.    Investment Requirements
                     Investment            Investment                                  See Investment       section of prospectus
                     Requirements section  Requirements section                        Requirements section for more details)
                     of prospectus for     of prospectus for                           of prospectus for
                     more details)         more details)                               more details)

8.  Ability to Make  Yes, after the first  Yes--may impact the   No (non-qualified     Yes                  No
    Additional       rider anniversary, if charge (Cumulative    contracts) Yes,
    Purchase         cumulative payments   purchase payments in  during Access Period,
    Payments if      are over $100,000 and excess of $100,000    unless 4LATER(R)
    Contract Value   prior Home Office     require Home Office   Advantage Guaranteed
    is greater than  approval is provided  approval.)            Income Benefit or
    zero                                                         i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit has been
                                                                 elected (qualified
                                                                 contracts) No, for
                                                                 purchasers of LINCOLN
                                                                 LIFETIME INCOME(SM)
                                                                 Advantage 2.0 if
                                                                 i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit (Version 4)
                                                                 has been elected


9.  Spousal          Yes                   No                    No                    Yes (prior to        No
    Continuation                                                                       Periodic Income
                                                                                       Commencement Date)

10. Ability to       Yes, after 5 years    Yes, after 5 Years    No (non-qualified     Yes, after 3 years   Yes, after 3 years
    Cancel Rider     following the later                         contracts)            following the later  following the later of
                     of rider effective                                                of rider effective   rider effective date or
                     date or contractowner                       Yes, at any time      date or most recent  most recent Reset (if
                     -elected step-up                            (qualified contracts) Reset                4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit is elected or
                                                                                                            purchasers of LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage 2.0 elect the
                                                                                                            Guaranteed Income
                                                                                                            Benefit) Yes, at any
                                                                                                            time (if i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit is
                                                                                                            elected) Yes, after 5
                                                                                                            years following the
                                                                                                            rider effective date for
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0

11. Nursing Home     No                    Yes                   No                    No                   No
    Benefit                                (subject to state
                                           availability)

12. May Elect Other  No                    No                    Limited to Guaranteed No (prior to         Limited to i4LIFE(R)
    Living Benefit                                               Income Benefit        Periodic Income      Advantage
    Riders                                                                             Commencement Date)

                                   SAI 1

Lincoln ChoicePlusSM Access
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlusSM Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlusSM Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                                PROSPECTUS 2

Lincoln ChoicePlus IISM Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):

     Invesco V.I. Capital Appreciation Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM)Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*

     LVIP Global Income Fund

     LVIP J.P. Morgan High Yield Fund
     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                   7
Expense Tables                                                  9
Summary of Common Questions                                    13
The Lincoln National Life Insurance Company                    16
Variable Annuity Account (VAA)                                 16
Investments of the Variable Annuity Account                    17
Charges and Other Deductions                                   23
The Contracts                                                  30
 Purchase Payments                                             31
 Transfers On or Before the Annuity Commencement Date          32
 Surrenders and Withdrawals                                    34
 Death Benefit                                                 37
 Investment Requirements                                       42
 Living Benefit Riders                                         48
 Lincoln Lifetime IncomeSM Advantage 2.0                       48
 Lincoln Lifetime IncomeSM Advantage                           57
 Lincoln SmartSecurity (Reg. TM) Advantage                     66
 i4LIFE (Reg. TM) Advantage                                    72
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     77
 4LATER (Reg. TM) Advantage                                    81
 Annuity Payouts                                               86
 Fixed Side of the Contract                                    93
Distribution of the Contracts                                  96
Federal Tax Matters                                            97
Additional Information                                        102
 Voting Rights                                                102
 Return Privilege                                             102
 Other Information                                            103
 Legal Proceedings                                            103
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   104
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage 2.0 - Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




 We also may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period
 account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the
Maximum Annual Withdrawal amount
 under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE
(Reg. TM) Advantage). See Fixed Side of the Con-
 tract.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee:1                                                                  $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge                                                   1.40%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.50%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.65%
5% Step-Up Death Benefit
  Mortality and Expense Risk Charge                                                   1.65%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.80%
Estate Enhancement Benefit (EEB) Without 5% Step-Up
  Mortality and Expense Risk Charge                                                    1.70
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.85%
Estate Enhancement Benefit (EEB) in Combination with 5% Step-Up
  Mortality and Expense Risk Charge                                                   1.75%
  Administrative Charge                                                               0.15%
  Total Separate Account Expenses                                                     1.90%



1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year and will be waived after the fifteenth contract year. We do not assess the account fee on contracts issued prior to October 1, 2003.

                    Optional Living Benefit Riders are available as set forth below.






Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus                             0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:3
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A



1 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of December 31, 2010, these riders are no longer available for sale.

3 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.90%
Guarantee of Principal Death Benefit                                         1.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.10%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM)Advantage Rider Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.90%         3.90%
  Current Charge                                                             2.55%         2.75%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                  3.95%         3.95%
  Current Charge                                                             2.60%         2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  4.10%         4.10%
  Current Charge                                                             2.75%         2.95%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.40%
  Current Charge                                                                    2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                         3.45%
  Current Charge                                                                    2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.60%
  Current Charge                                                                    2.60%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.40%
  Current Charge                                                                          2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                               3.45%
  Current Charge                                                                          2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.60%
  Current Charge                                                                          2.75%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0:                                                                    Single Life   Joint Life
Guarantee of Principal Death Benefit plus                                                    1.55%*       1.55%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                       1.65%*       1.65%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%




* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of contract value or the Income
   Base (carried over from Lincoln Lifetime IncomeSM Advantage 2.0 less any Guaranteed Annual Income amounts paid since the last step-up). This charge is deducted from contract value on a quarterly basis and only on and after the periodic income commencement date. The charge may be increased upon an automatic annual step-up and decreased upon an Excess Withdrawal.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        2.14%        0.33%


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and Lincoln Lifetime IncomeSM Advantage
2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $649   $1,955    $3,274    $6,622


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $649   $1,955    $3,274    $6,622


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage (each a withdrawal benefit rider) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided with this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base, automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) with the Guaranteed Income Benefit. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. By electing this benefit, you will be subject to Investment Requirements. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit at the time you terminate Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by
    Invesco Advisers, Inc.


  o Capital Appreciation Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Long-term growth.


  o Growth-Income Fund: Long-term growth and income.


  o International Fund: Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Asset Management Inc, and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Maximum total return.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc)


  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)


  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. (This fund will be available on or about May 23, 2011. Consult your financial advisor.)


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     (This fund will be available on or about May 23, 2011. Consult your financial advisor.)

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     (This fund will be available on or about May 23, 2011. Consult your financial advisor.)

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
    (Subadvised by Metropolitan West Capital Management)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Regency Portfolio: Long-term growth.

PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity RealReturnStrategy (Reg. TM) Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited

  o Global Health Care Fund: Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     This fund is not offered in contracts issued on or after May 24, 2004.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.75%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.90%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.70%              1.65%              1.50%               1.40%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.85%              1.80%              1.65%               1.55%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0, if elected. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up. By opting out of an Automatic Annual Step-up, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the percentage charge could increase to the then current charge on 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year.

During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract after the first Benefit Year, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts
- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income
Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for Riders purchased on or after October 5, 2009. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


As of December 31, 2010, (or 60 days after Lincoln Lifetime IncomeSM Advantage
2.0 is approved in your state, if later) this rider is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you will pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.80% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current regular income payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:




  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM    $100,000
           Advantage 2.0

  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                               $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                    $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000
  1/2/11   Recalculated Regular Income Payment                                                    $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                    $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version   $1,358.44
           4) ($1,312.50 * ($5,175/$5,000))



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:




  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charges will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:
2.55% for the i4LIFE (Reg. TM) Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures

(the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed Side of the Contract - Interest Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

  This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues

 UPON DEATH OF:    AND...                                  AND...                            DEATH BENEFIT PROCEEDS PASS TO:
annuitant**       The contractowner is a trust or other   No contingent annuitant allowed   designated beneficiary
                  non-natural person                      with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).


For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an interest adjustment for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges (an interest adjustment for example) and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or

  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.


Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...               INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0              On or after November 15, 2010                 Option 3
 Lincoln Lifetime IncomeSM Advantage                  February 19, 2008 through January 19, 2009    Option 2
                                                     On or after January 20, 2009                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                       N/A
                                                     April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
 4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                       N/A
Benefit (v.1)                                        On or after April 10, 2006                    Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009       Option 1
Benefit (v.2)                                        On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    October 6, 2008 through January 19, 2009      Option 2
Benefit (v.3)                                        On or after January 20, 2009                  Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                 Option 3
Benefit (v.4)


Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series
o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund

o Invesco V.I. International Growth Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund

11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                         --
Account Value
--------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund




Group 3
Investments cannot exceed 10% of contract value or
Account Value
-------------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.



Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within a ten-year Enhancement period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Advantage, both annuity payout options. You must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this rider will depend upon your state's approval of this rider. Check with your registered representative regarding availability.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements- Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements - Option 3.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum

Income Base is $10,000,000. This maximum takes into consideration the total Income Bases and Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives under any other Living Benefit riders. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement to the Income Base. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within a 10-year Enhancement period described below. If during any 10-year Enhancement period there are no Automatic Annual Step-ups the 5% Enhancements will stop at the end of the Enhancement period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement period) from the effective date of the rider. A new Enhancement period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first ten Benefit years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the tenth rider year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new 10-year Enhancement period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up.

As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):





                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $57,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the rider at age 57, your Guaranteed Annual Income percentage is 4%. If you waited until you were age 60 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (single life option)   you and your spouse's age)   (joint life option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At least 55 and under 59 1/2                  4%                            55-64                          4%
59 1/2+                                       5%                               65+                         5%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:




         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 58
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary



Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81).
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal death benefit, the EGMDB or the EEB rider. If the death benefit option in effect is the Account Value Death Benefit the beneficiary will not be eligible to receive the final payment(s). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option; or when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal; or

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option.

Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If you choose to drop your rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the 5th Benefit Year anniversary, the election must be made before the Annuity Commencement Date and by age 95 for nonqualified contracts or age 80 for qualified contracts. Elections made prior to the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 20 years or age 90. If you choose to drop the rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) after the 5th Benefit Year anniversary the election must be made before the Annuity Commencement Date and by age 86 for qualified contracts or age 99 for nonqualified contracts. Elections made after the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 15 years or age 85. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

For nonqualified contracts, the contractowner must elect the levelized option for regular income payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the EGMDB or the EEB rider, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of your prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
     The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.


This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives.


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):

                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):

                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM)Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0).



Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000

Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 85 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.



The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the greater of the Account Value or Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the contract value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the contract value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 15 years or the difference between your age (nearest birthday) and age 85.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access

Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts upon approval in your state. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50%

(i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:

 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.



Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:

     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:

     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)

  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                  $55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                         $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                   $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                        $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                           $ 45,000
              Reserve Value                                                                 $      0

     Reserve Value is reduced to zero which results in termination of the rider
     Initial Reserve Value is greater than payments received
     [$100,000 > ($45,000 + $45,000) = $90,000]
     Final payment made to holder of rights of ownership                          $10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.50% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                         Lincoln ChoicePlus IISM Access
                    Lincoln Life Variable Annuity Account N










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Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM Access.


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .      10.000        12.865(1)         1*        10.000        11.546(2)         1*         6.639         4.861
2002  .      12.865         7.345          N/A         11.546         6.595            1*         4.861         2.778
2003  .       N/A          N/A             N/A          6.595         9.309            3          N/A          N/A
2004  .       N/A          N/A             N/A          9.309         9.603            3          N/A          N/A
2005  .       N/A          N/A             N/A          9.603         9.771            3          N/A          N/A
2006  .       N/A          N/A             N/A          9.771        10.396            3          N/A          N/A
2007  .       N/A          N/A             N/A         10.396        12.237            2          N/A          N/A
2008  .       N/A          N/A             N/A         12.237         6.310            2          N/A          N/A
2009  .       N/A          N/A             N/A          6.310         9.487            2          N/A          N/A
2010  .       N/A          N/A             N/A          9.487        11.044            2          N/A          N/A
---------    ------        --------        ---         ------        --------          -          -----        ------
AllianceBernstein VPS Growth and Income
2001  .      10.000        11.312(1)         1*        10.000        10.342(2)        30         10.467        10.296
2002  .      11.312         8.627           10         10.342         7.892           19         10.296         7.861
2003  .       8.627        11.190           12          7.892        10.241            7          7.861        10.205
2004  .      11.190        12.211           11         10.241        11.181            9         10.205        11.148
2005  .      12.211        12.532           12         11.181        11.481           10         11.148        11.452
2006  .      12.532        14.385           13         11.481        13.185            7         11.452        13.158
2007  .      14.385        14.800           10         13.185        13.573            3         13.158        13.552
2008  .      14.800         8.612            5         13.573         7.902            3         13.552         7.894
2009  .       8.612        10.169            4          7.902         9.335            3          7.894         9.330
2010  .      10.169        11.255            3          9.335        10.337            3          9.330        10.337
---------    ------        --------        ---         ------        --------         --         ------        ------
AllianceBernstein VPS International Value
2006  .       N/A          N/A             N/A          N/A          N/A             N/A         11.722        11.832
2007  .       N/A          N/A             N/A         11.697        12.257            1*        11.832        12.269
2008  .      11.982         5.614            1*        12.257         5.621            1*        12.269         5.629
2009  .       N/A          N/A             N/A          5.621         7.414            1*         5.629         7.429
2010  .       7.401         7.574            2          7.414         7.591            1*         N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        ------
AllianceBernstein VPS Large Cap Growth
2001  .      10.000        11.944(1)         1*        10.000        10.999(2)        11          7.726         6.268
2002  .      11.944         8.104            2         10.999         7.467           11          6.268         4.257
2003  .       8.104         9.810            2          7.467         9.043            4          4.257         5.159
2004  .       9.810        10.429            2          9.043         9.619            6          5.159         5.489
2005  .      10.429        11.751            2          9.619        10.844            6          5.489         6.192
2006  .      11.751        11.456            2         10.844        10.577            7          6.192         6.042
2007  .      11.456        12.771            2         10.577        11.797            4          6.042         6.743
2008  .      12.771         7.541            1*        11.797         6.969            4          6.743         3.985
2009  .       7.541        10.145            1*         6.969         9.380            3          3.985         5.366
2010  .      10.145        10.932            1*         9.380        10.113            4          5.366         5.789
---------    ------        --------        ---         ------        --------        ---         ------        ------
AllianceBernstein VPS Small/Mid Cap Value
2001  .      10.000        11.866(1)         1*        10.000        11.868(1)         1*        10.000        11.869(1)
2002  .      11.866        10.902            3         11.868        10.907            1*        11.869        10.915
2003  .      10.902        15.071            2         10.907        15.086            1*        10.915        15.104
2004  .      15.071        17.608            2         15.086        17.634            1*        15.104        17.664
2005  .      17.608        18.422            3         17.634        18.459            2         17.664        18.499
2006  .      18.422        20.642            3         18.459        20.694            2         18.499        20.750
2007  .      20.642        20.564            4         20.694        20.626            2         20.750        20.691
2008  .      20.564        12.964            4         20.626        13.009            1*        20.691        13.057
2009  .      12.964        18.146            3         13.009        18.219            1*        13.057        18.295
2010  .      18.146        22.538            2         18.219        22.640            1*        18.295        22.746
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2001  .         63          6.644         4.871          176          N/A        N/A        N/A
2002  .         62          4.871         2.788          166          N/A        N/A        N/A
2003  .        N/A          2.788         3.944           62          N/A        N/A        N/A
2004  .        N/A          3.944         4.076           68          N/A        N/A        N/A
2005  .        N/A          4.076         4.156           59          N/A        N/A        N/A
2006  .        N/A          4.156         4.431           91          N/A        N/A        N/A
2007  .        N/A          4.431         5.226          108          N/A        N/A        N/A
2008  .        N/A          5.226         2.700           71          N/A        N/A        N/A
2009  .        N/A          2.700         4.067           68          N/A        N/A        N/A
2010  .        N/A          4.067         4.744           67          N/A        N/A        N/A
---------      ---          -----         -----          ---          --         ---        ---
AllianceBernstein VPS Growth and Income
2001  .        142         10.473        10.317          462          N/A        N/A        N/A
2002  .        209         10.317         7.889          574          N/A        N/A        N/A
2003  .         62          7.889        10.257          299          8.667    11.281        31
2004  .         61         10.257        11.221          289         11.281    12.354        57
2005  .         45         11.221        11.545          234         12.354    12.723        76
2006  .         23         11.545        13.285          212         12.723    14.655        65
2007  .         21         13.285        13.703          144         14.655    15.130        63
2008  .         12         13.703         7.993          133         15.130     8.835        55
2009  .          9          7.993         9.463           73          8.835    10.469        50
2010  .          9          9.463        10.499           65         10.469    11.628        32
---------      ---         ------        ------          ---         ------    ------       ---
AllianceBernstein VPS International Value
2006  .          1*        10.571        11.842            5         11.021    11.850         1*
2007  .          1*        11.842        12.297            5         11.850    12.318         1*
2008  .          1*        12.297         5.651            6         12.318     5.666         1*
2009  .          1*         5.651         7.468            5          N/A        N/A        N/A
2010  .        N/A          7.468         7.662            6          N/A        N/A        N/A
---------      ---         ------        ------          ---         ------    ------       ---
AllianceBernstein VPS Large Cap Growth
2001  .        138          7.732         6.282          335          N/A        N/A        N/A
2002  .        167          6.282         4.273          306          N/A        N/A        N/A
2003  .         25          4.273         5.186           73          8.142     9.891       N/A
2004  .         22          5.186         5.527           98          9.891    10.551         3
2005  .         22          5.527         6.243           84         10.551    11.931        10
2006  .         14          6.243         6.101           78         11.931    11.672        10
2007  .         10          6.101         6.819           69         11.672    13.057        10
2008  .          8          6.819         4.036           95         13.057     7.737        10
2009  .          8          4.036         5.443           80          7.737    10.444        13
2010  .          8          5.443         5.881           82         10.444    11.295        13
---------      ---         ------        ------          ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2001  .          1*        10.000        11.874(1)         1*         N/A        N/A        N/A
2002  .          4         11.874        10.936           17          N/A        N/A        N/A
2003  .          4         10.936        15.156           27         10.950    15.191         4
2004  .          4         15.156        17.751           29         15.191    17.811        27
2005  .          3         17.751        18.619           21         17.811    18.700        21
2006  .          2         18.619        20.915           18         18.700    21.027        20
2007  .          1*        20.915        20.887           18         21.027    21.020        16
2008  .          3         20.887        13.201           18         21.020    13.298        12
2009  .          1*        13.201        18.524           17         13.298    18.679        10
2010  .          1*        18.524        23.065           18         18.679    23.282         6
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- -----------------------------------------
            Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of
           Beginning       End of      accumulation  Beginning       End of      accumulation
           of period       period         units      of period       period         units
          ----------- --------------- ------------- ----------- --------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .      10.042        10.389           25          N/A          N/A             N/A
2005  .      10.389        10.352           29         10.392        10.360            1*
2006  .      10.352        10.317           28         10.360        10.330            1*
2007  .      10.317        11.085            3         10.330        11.105            1*
2008  .      11.085        10.702           12         11.105        10.727           23
2009  .      10.702        11.576           46         10.727        11.608           49
2010  .      11.576        11.938           47         11.608        11.977           42
---------    ------        ------           --         ------        ------          ---
American Funds Global Growth Fund
2004  .       N/A          N/A             N/A          N/A          N/A             N/A
2005  .       N/A          N/A             N/A          N/A          N/A             N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A
2007  .      16.079        16.765            3          N/A          N/A             N/A
2008  .      16.765        10.135           15         15.185        10.158           17
2009  .      10.135        14.151           12         10.158        14.190           14
2010  .      14.151        15.515           10         14.190        15.566           14
---------    ------        ------          ---         ------        ------          ---
American Funds Global Small Capitalization Fund
2001  .      10.000        12.494(1)         1*        10.000        12.496(1)         1*
2002  .      12.494         9.922            8         12.496         9.929            1*
2003  .       9.922        14.947            8          9.929        14.965            1*
2004  .      14.947        17.729            8         14.965        17.758            2
2005  .      17.729        21.805            8         17.758        21.853            2
2006  .      21.805        26.541            9         21.853        26.612            2
2007  .      26.541        31.622            3         26.612        31.723            1*
2008  .      31.622        14.420            2         31.723        14.473            1*
2009  .      14.420        22.822            2         14.473        22.917            1*
2010  .      22.822        27.412            1*        22.917        27.540            1*
---------    ------        --------        ---         ------        --------        ---
American Funds Growth Fund
2001  .      10.000        12.305(1)         3         10.000        10.811(2)        15
2002  .      12.305         9.121           48         10.811         8.018           26
2003  .       9.121        12.243           45          8.018        10.768           26
2004  .      12.243        13.514           46         10.768        11.892           23
2005  .      13.514        15.407           46         11.892        13.564           22
2006  .      15.407        16.662           45         13.564        14.676           20
2007  .      16.662        18.367           43         14.676        16.186           16
2008  .      18.367        10.097           28         16.186         8.902           11
2009  .      10.097        13.811           27          8.902        12.183           11
2010  .      13.811        16.083           25         12.183        14.194           13
---------    ------        --------        ---         ------        --------        ---
American Funds Growth-Income Fund
2001  .      10.000        11.308(1)         2         10.000        10.527(2)        32
2002  .      11.308         9.059          141         10.527         8.438           42
2003  .       9.059        11.772          228          8.438        10.970           79
2004  .      11.772        12.748          235         10.970        11.886           81
2005  .      12.748        13.238          209         11.886        12.348           65
2006  .      13.238        14.963          155         12.348        13.965           58
2007  .      14.963        15.422          121         13.965        14.400           49
2008  .      15.422         9.404           49         14.400         8.786            6
2009  .       9.404        12.110           44          8.786        11.319            5
2010  .      12.110        13.240           42         11.319        12.381            5
---------    ------        --------        ---         ------        --------        ---
American Funds International Fund
2001  .      10.000        10.834(1)         2         10.000        10.216(1)        11
2002  .      10.834         9.053           11         10.216         8.540           13
2003  .       9.053        11.978           10          8.540        11.306           16
2004  .      11.978        14.023           11         11.306        13.243           17
2005  .      14.023        16.718           19         13.243        15.796           16
2006  .      16.718        19.517           29         15.796        18.449           21
2007  .      19.517        22.984           31         18.449        21.737           29
2008  .      22.984        13.051           17         21.737        12.350            8
2009  .      13.051        18.321           15         12.350        17.345            8
2010  .      18.321        19.277           12         17.345        18.259            5
---------    ------        --------        ---         ------        --------        ---



                     with Step-Up                        with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A        N/A        N/A          9.905    10.404         23        10.042    10.410        13
2005  .      10.395    10.368         1*        10.404    10.393         70        10.410    10.410       191
2006  .      10.368    10.344         1*        10.393    10.384         79        10.410    10.411       109
2007  .      10.344    11.125         1*        10.384    11.185         65        10.411    11.226       109
2008  .      11.125    10.752         2         11.185    10.826         77        11.226    10.876        99
2009  .      10.752    11.641         1*        10.826    11.740        102        10.876    11.806        88
2010  .      11.641    12.016        30         11.740    12.136        101        11.806    12.217        85
---------    ------    ------       ---         ------    ------        ---        ------    ------       ---
American Funds Global Growth Fund
2004  .      10.082    11.256         1*        10.216    11.266          8        10.239    11.273        23
2005  .      11.256    12.611         2         11.266    12.641         16        11.273    12.662        24
2006  .      12.611    14.916         3         12.641    14.975         41        12.662    15.014        44
2007  .      14.916    16.826         3         14.975    16.917         39        15.014    16.978        32
2008  .      16.826    10.181         6         16.917    10.252         19        16.978    10.299        32
2009  .      10.181    14.230         5         10.252    14.350         26        10.299    14.431        23
2010  .      14.230    15.618         4         14.350    15.773         20        14.431    15.878        19
---------    ------    ------       ---         ------    ------        ---        ------    ------       ---
American Funds Global Small Capitalization Fund
2001  .       8.238     7.051        31          8.244     7.067         90         N/A        N/A        N/A
2002  .       7.051     5.606        50          7.067     5.627        136         N/A        N/A        N/A
2003  .       5.606     8.453         8          5.627     8.497         57         9.969    15.071         2
2004  .       8.453    10.036         7          8.497    10.104        126        15.071    17.937        31
2005  .      10.036    12.356         7         10.104    12.458        128        17.937    22.139        38
2006  .      12.356    15.055         7         12.458    15.201        159        22.139    27.042        49
2007  .      15.055    17.955         6         15.201    18.157        147        27.042    32.332        43
2008  .      17.955     8.196         2         18.157     8.301         84        32.332    14.796        31
2009  .       8.196    12.984         3          8.301    13.170         70        14.796    23.498        23
2010  .      12.984    15.611         3         13.170    15.858         62        23.498    28.323        24
---------    ------    ------       ---         ------    ------        ---        ------    ------       ---
American Funds Growth Fund
2001  .       8.968     7.209       358          8.973     7.224      1,347         N/A        N/A        N/A
2002  .       7.209     5.349       559          7.224     5.368      1,812         N/A        N/A        N/A
2003  .       5.349     7.187       138          5.368     7.224      1,098         9.164    12.344        80
2004  .       7.187     7.941       130          7.224     7.993      1,372        12.344    13.673       310
2005  .       7.941     9.062       120          7.993     9.136      1,356        13.673    15.643       298
2006  .       9.062     9.810        95          9.136     9.904      1,273        15.643    16.976       298
2007  .       9.810    10.824        71          9.904    10.945      1,084        16.976    18.779       260
2008  .      10.824     5.956        45         10.945     6.032        969        18.779    10.360       281
2009  .       5.956     8.156        41          6.032     8.272        871        10.360    14.221       258
2010  .       8.156     9.507        35          8.272     9.657        776        14.221    16.618       170
---------    ------    ------       ---         ------    ------      -----        ------    ------       ---
American Funds Growth-Income Fund
2001  .      10.430    10.506       620         10.436    10.528        970         N/A        N/A        N/A
2002  .      10.506     8.426       773         10.528     8.456      1,792         N/A        N/A        N/A
2003  .       8.426    10.959       121          8.456    11.015        761         9.101    11.867       163
2004  .      10.959    11.880       122         11.015    11.959      1,033        11.867    12.897       518
2005  .      11.880    12.349        99         11.959    12.449      1,005        12.897    13.439       507
2006  .      12.349    13.972        69         12.449    14.107        916        13.439    15.244       475
2007  .      13.972    14.415        54         14.107    14.576        776        15.244    15.767       397
2008  .      14.415     8.799        38         14.576     8.911        635        15.767     9.648       337
2009  .       8.799    11.342        32          8.911    11.503        534         9.648    12.468       303
2010  .      11.342    12.413        24         11.503    12.608        474        12.468    13.679       239
---------    ------    ------       ---         ------    ------      -----        ------    ------       ---
American Funds International Fund
2001  .       7.824     6.156       135          7.829     6.170        552         N/A        N/A        N/A
2002  .       6.156     5.149       227          6.170     5.168        815         N/A        N/A        N/A
2003  .       5.149     6.819        45          5.168     6.855        449         9.094    12.075       100
2004  .       6.819     7.991        45          6.855     8.045        570        12.075    14.186       199
2005  .       7.991     9.537        62          8.045     9.615        610        14.186    16.972       185
2006  .       9.537    11.144        48          9.615    11.253        619        16.972    19.882       186
2007  .      11.144    13.137        37         11.253    13.285        582        19.882    23.496       173
2008  .      13.137     7.467        18         13.285     7.563        451        23.496    13.389       116
2009  .       7.467    10.493        16          7.563    10.644        386        13.389    18.862       104
2010  .      10.493    11.052        13         10.644    11.227        344        18.862    19.915        88
---------    ------    ------       ---         ------    ------      -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB
          ----------------------------------------- ----------------------------------------
            Accumulation unit value                  Accumulation unit value
          ---------------------------   Number of   --------------------------   Number of
           Beginning       End of      accumulation  Beginning      End of      accumulation
           of period       period         units      of period      period         units
          ----------- --------------- ------------- ----------- -------------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .   11.157      11.551                26          N/A         N/A             N/A
2010  .   11.551      12.440                37         11.555       12.450            2
--------- ------      ---------             --         ------       ------          ---
Delaware VIP (Reg. TM) Diversified Income Series
2004  .   10.080      10.855                30         10.011       10.858            1*
2005  .   10.855      10.588                39         10.858       10.597            1*
2006  .   10.588      11.175                31         10.597       11.190            1*
2007  .   11.175      11.778                40         11.190       11.799            1*
2008  .   11.778      10.990                53         11.799       11.015           27
2009  .   10.990      13.658                38         11.015       13.696           17
2010  .   13.658      14.455                38         13.696       14.503           14
--------- ------      ---------             --         ------       ------          ---
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .   N/A         N/A                  N/A          N/A         N/A             N/A
2005  .   25.668      32.013                 2         25.710       32.081            1*
2006  .   32.013      39.833                 1*        32.081       39.937            1*
2007  .   39.833      54.134                 2         39.937       54.303            1*
2008  .   54.134      25.662                 1*        54.303       25.756            1*
2009  .   25.662      44.737                 1*        25.756       44.922            1*
2010  .   44.737      51.889                 2          N/A         N/A             N/A
--------- ------      ---------            ---         ------       ------          ---
Delaware VIP (Reg. TM) High Yield Series
2001  .   10.000       10.302(1)             1*        10.000        9.943(2)        13
2002  .   10.302      10.275                14          9.943        9.922            9
2003  .   10.275      12.966                19          9.922       12.527            8
2004  .   12.966      14.506                23         12.527       14.022            9
2005  .   14.506      14.709                26         14.022       14.225            9
2006  .   14.709      16.192                13         14.225       15.667            9
2007  .   16.192      16.292                 8         15.667       15.771            4
2008  .   16.292      12.080                 9         15.771       11.700            3
2009  .   12.080      17.620                 8         11.700       17.074            6
2010  .   17.620      19.866                 6         17.074       19.260            3
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .   N/A         N/A                  N/A          N/A         N/A             N/A
2006  .   N/A         N/A                  N/A          N/A         N/A             N/A
2007  .   N/A         N/A                  N/A          N/A         N/A             N/A
2008  .   N/A         N/A                  N/A         10.108       10.130            1*
2009  .   N/A         N/A                  N/A         10.130       11.196            9
2010  .   11.168      11.429                 7         11.196       11.462           11
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) REIT Series
2001  .   10.000       10.697(1)             1*        10.000       10.378(2)         3
2002  .   10.697      10.954                32         10.378       10.634           10
2003  .   10.954      14.373                37         10.634       13.960           35
2004  .   14.373      18.487                38         13.960       17.964           36
2005  .   18.487      19.383                32         17.964       18.844           35
2006  .   19.383      25.166                28         18.844       24.479           31
2007  .   25.166      21.191                21         24.479       20.623           26
2008  .   21.191      13.455                10         20.623       13.101           10
2009  .   13.455      16.270                 4         13.101       15.849            4
2010  .   16.270      20.212                 4         15.849       19.699            4
--------- ------      ---------            ---         ------       --------        ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .   10.000       11.788(1)             1*        10.000       10.978(2)         6
2002  .   11.788      10.904                32         10.978       10.160           15
2003  .   10.904      15.157                40         10.160       14.129           32
2004  .   15.157      18.018                42         14.129       16.805           36
2005  .   18.018      19.297                36         16.805       18.007           35
2006  .   19.297      21.941                40         18.007       20.485           33
2007  .   21.941      20.056                33         20.485       18.734           28
2008  .   20.056      13.761                12         18.734       12.860            9
2009  .   13.761      17.764                15         12.860       16.609           15
2010  .   17.764      22.993                13         16.609       21.509           16
--------- ------      ---------            ---         ------       --------        ---



                     with Step-Up                        with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock
Global
Allocatio
VI
2009  .       N/A        N/A        N/A         10.253    11.569        59         10.809    11.576        37
2010  .      11.558    12.460         1*        11.569    12.491        56         11.576    12.511        65
---------    ------    ------       ---         ------    ------        --         ------    ------        --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.197    10.862         2         10.207    10.872         8         10.080    10.878        18
2005  .      10.862    10.605         4         10.872    10.631        48         10.878    10.648        55
2006  .      10.605    11.204         4         10.631    11.248        53         10.648    11.277        51
2007  .      11.204    11.820         4         11.248    11.884        82         11.277    11.927        49
2008  .      11.820    11.041        10         11.884    11.117        87         11.927    11.168        63
2009  .      11.041    13.735        25         11.117    13.851        82         11.168    13.928        61
2010  .      13.735    14.551        17         13.851    14.696        64         13.928    14.793        52
---------    ------    ------       ---         ------    ------        --         ------    ------        --
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A        N/A        N/A         14.457    19.360         7         10.243    13.572         3
2005  .       N/A        N/A        N/A         19.360    24.206        29         13.572    16.986        77
2006  .      31.089    36.526         1*        24.206    30.194        40         16.986    21.209       109
2007  .      36.526    49.690         1*        30.194    41.137        53         21.209    28.925       104
2008  .       N/A        N/A        N/A         41.137    19.550        32         28.925    13.760        79
2009  .      30.006    41.147         1*        19.550    34.167        32         13.760    24.072        71
2010  .      41.147    47.773         1*        34.167    39.728        32         24.072    28.019        41
---------    ------    ------       ---         ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2001  .       8.951     8.406        68          8.959     8.426       149          N/A        N/A        N/A
2002  .       8.406     8.392        78          8.426     8.425       224          N/A        N/A        N/A
2003  .       8.392    10.601        14          8.425    10.658       714         10.322    13.071        75
2004  .      10.601    11.872        15         10.658    11.953       340         13.071    14.675        90
2005  .      11.872    12.050        12         11.953    12.151       281         14.675    14.932        78
2006  .      12.050    13.278        11         12.151    13.409       248         14.932    16.495        76
2007  .      13.278    13.373        10         13.409    13.526       129         16.495    16.655        72
2008  .      13.373     9.926         7         13.526    10.054       125         16.655    12.393        53
2009  .       9.926    14.492         7         10.054    14.702        99         12.393    18.139        39
2010  .      14.492    16.356         3         14.702    16.618        96         18.139    20.524        16
---------    ------    ------       ---         ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          9.971     9.927         3
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          9.927    10.197        14
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         10.197    10.466        13
2008  .       N/A        N/A        N/A         10.360    10.202         1*        10.466    10.238        15
2009  .       N/A        N/A        N/A         10.202    11.298        61         10.238    11.349        59
2010  .       N/A        N/A        N/A         11.298    11.590       108         11.349    11.655        69
---------    ------    ------       ---         ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2001  .      10.698    11.418        60         10.704    11.442       112          N/A        N/A        N/A
2002  .      11.418    11.705        93         11.442    11.748       138          N/A        N/A        N/A
2003  .      11.705    15.374        12         11.748    15.453        97         11.006    14.491        39
2004  .      15.374    19.794        11         15.453    19.926       110         14.491    18.704        53
2005  .      19.794    20.775        10         19.926    20.944       102         18.704    19.679        43
2006  .      20.775    27.000         8         20.944    27.260        95         19.679    25.640        41
2007  .      27.000    22.758         7         27.260    23.012        67         25.640    21.666        34
2008  .      22.758    14.464         6         23.012    14.648        52         21.666    13.805        31
2009  .      14.464    17.508         4         14.648    17.756        42         13.805    16.752        25
2010  .      17.508    21.771         3         17.756    22.114        48         16.752    20.883        16
---------    ------    ------       ---         ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .      11.835    12.981        81         11.840    13.006       114          N/A        N/A        N/A
2002  .      12.981    12.019       136         13.006    12.061       242          N/A        N/A        N/A
2003  .      12.019    16.723        28         12.061    16.806       108         10.954    15.280        25
2004  .      16.723    19.901        26         16.806    20.029       109         15.280    18.229        74
2005  .      19.901    21.334        24         20.029    21.504       110         18.229    19.590        81
2006  .      21.334    24.282        18         21.504    24.512       100         19.590    22.353        89
2007  .      24.282    22.218        13         24.512    22.462        80         22.353    20.504        40
2008  .      22.218    15.260         7         22.462    15.451        65         20.504    14.118        32
2009  .      15.260    19.718         4         15.451    19.995        48         14.118    18.289        29
2010  .      19.718    25.547         4         19.995    25.945        41         18.289    23.755        21
---------    ------    ------       ---         ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .      10.000        12.780(1)         1*        10.000        12.207(4)         4          7.756         6.440
2002  .      12.780        10.023            7         12.207         9.579           10          6.440         5.056
2003  .      10.023        13.256            4          9.579        12.675            7          5.056         6.694
2004  .      13.256        14.609           18         12.675        13.975            8          6.694         7.384
2005  .      14.609        15.138           17         13.975        14.489            8          7.384         7.660
2006  .      15.138        15.943           17         14.489        15.267            7          7.660         8.075
2007  .      15.943        17.279           15         15.267        16.555            3          8.075         8.760
2008  .      17.279         9.009            3         16.555         8.636            3          8.760         4.572
2009  .       9.009        13.646            3          8.636        13.087            3          4.572         6.932
2010  .      16.188        18.301            3         15.531        17.560            3          8.230         9.306
---------    ------        --------         --         ------        --------         --          -----         -----
Delaware VIP (Reg. TM) US Growth Series
2001  .      10.000        11.635(1)         1*        10.000        11.636(1)         1*        10.000        11.638(1)
2002  .      11.635         8.074          N/A         11.636         8.078          N/A         11.638         8.084
2003  .       N/A          N/A             N/A          8.979         9.785            4          N/A          N/A
2004  .       9.118         9.892            1*         9.785         9.896            5          N/A          N/A
2005  .       N/A          N/A             N/A          9.896        11.115            5          N/A          N/A
2006  .       N/A          N/A             N/A         11.115        11.136            2          N/A          N/A
2007  .       N/A          N/A             N/A         11.136        12.285            2          N/A          N/A
2008  .       N/A          N/A             N/A         12.285         6.891            2          N/A          N/A
2009  .       N/A          N/A             N/A          6.891         9.669            2          N/A          N/A
2010  .       N/A          N/A             N/A          9.669        10.777            2          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
Delaware VIP (Reg. TM) Value Series
2001  .      10.000        11.090(1)         1*        10.000        10.312(2)         2         11.551        10.886
2002  .      11.090         8.834            3         10.312         8.219            1*        10.886         8.681
2003  .       8.834        11.105            3          8.219        10.336            3          8.681        10.922
2004  .      11.105        12.485            3         10.336        11.627            3         10.922        12.292
2005  .      12.485        12.959            2         11.627        12.075            3         12.292        12.772
2006  .      12.959        15.741            3         12.075        14.674            3         12.772        15.530
2007  .      15.741        14.982            2         14.674        13.974            3         15.530        14.796
2008  .      14.982         9.765            1*        13.974         9.112            3         14.796         9.653
2009  .       9.765        11.273            1*         9.112        10.524            2          9.653        11.155
2010  .      11.273        12.756            1*        10.524        11.915            2         11.155        12.635
---------    ------        --------        ---         ------        --------        ---         ------        --------
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .      11.468        12.619            4          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
DWS VIP Equity 500 Index
2001  .      10.000        11.273(1)         1*        10.000        11.275(1)        11          8.982         7.747
2002  .      11.273         8.592            1*        11.275         8.598            1*         7.747         5.911
2003  .       8.592        10.804            1*         8.598        10.818            1*         5.911         7.440
2004  .      10.804        11.724            1*        10.818        11.744            1*         7.440         8.081
2005  .      11.724        12.041            1*        11.744        12.068            2          8.081         8.308
2006  .      12.041        13.649            1*        12.068        13.686            2          8.308         9.426
2007  .      13.649        14.101            2         13.686        14.146            2          9.426         9.749
2008  .      14.101         8.695            1*        14.146         8.728            2          9.749         6.017
2009  .       8.695        10.777            1*         8.728        10.823            2          6.017         7.466
2010  .      10.777        12.129            1*        10.823        12.187            2          7.466         8.411
---------    ------        --------        ---         ------        --------        ---         ------        --------
DWS VIP Small Cap Index
2001  .      10.000        12.107(1)         1*        10.000        12.109(1)         1*        10.000        12.110(1)
2002  .      12.107         9.433            1*        12.109         9.438          N/A         12.110         9.445
2003  .       9.433        13.553            4          N/A          N/A             N/A          9.445        13.583
2004  .      13.553        15.659            4          N/A          N/A             N/A         13.583        15.710
2005  .      15.659        16.019            4          N/A          N/A             N/A         15.710        16.087
2006  .      16.019        18.467            5          N/A          N/A             N/A         16.087        18.564
2007  .      18.467        17.775            3          N/A          N/A             N/A         18.564        17.886
2008  .      17.775        11.489            2          N/A          N/A             N/A         17.886        11.572
2009  .      11.489        14.268            2          N/A          N/A             N/A         11.572        14.386
2010  .      14.268        17.695            1*         N/A          N/A             N/A         14.386        17.859
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(10)
2001  .         88          7.762         6.455          333          N/A        N/A        N/A
2002  .        162          6.455         5.075          494          N/A        N/A        N/A
2003  .         41          5.075         6.729          250         10.070    13.365        28
2004  .         43          6.729         7.434          227         13.365    14.780        55
2005  .         42          7.434         7.723          199         14.780    15.370        28
2006  .         25          7.723         8.154          181         15.370    16.244        22
2007  .         23          8.154         8.859          109         16.244    17.666        21
2008  .         17          8.859         4.630           86         17.666     9.243        14
2009  .          9          4.630         7.031           64          9.243    14.050         8
2010  .          9          8.358         9.454           60         16.713    18.909         6
---------      ---          -----         -----          ---         ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2001  .          1*        10.000        11.643(1)         1*         N/A        N/A        N/A
2002  .        N/A         11.643         8.101            1*         N/A        N/A        N/A
2003  .        N/A          8.101         9.830           32          8.110     9.851        15
2004  .        N/A          9.830         9.962           21          9.851     9.993        16
2005  .        N/A          9.962        11.211           12          9.993    11.257        18
2006  .        N/A         11.211        11.254           11         11.257    11.313        11
2007  .        N/A         11.254        12.440            8         11.313    12.517        11
2008  .        N/A         12.440         6.992            7         12.517     7.042        11
2009  .        N/A          6.992         9.831            5          7.042     9.912         1*
2010  .        N/A          9.831        10.980            4          9.912    11.081         1*
---------      ---         ------        --------        ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2001  .         12         11.556        10.908           58          N/A        N/A        N/A
2002  .          9         10.908         8.712           85          N/A        N/A        N/A
2003  .          5          8.712        10.978           66          8.875    11.195         1*
2004  .          6         10.978        12.373           82         11.195    12.631        10
2005  .          7         12.373        12.876           92         12.631    13.157        32
2006  .          6         12.876        15.678           83         13.157    16.037        18
2007  .          6         15.678        14.960           66         16.037    15.317        14
2008  .          6         14.960         9.775           58         15.317    10.018        11
2009  .          4          9.775        11.312           49         10.018    11.606         9
2010  .          2         11.312        12.832           41         11.606    13.178         8
---------      ---         ------        --------        ---         ------    ------       ---
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A         11.483        12.667            1*        11.514    12.714        17
---------      ---         ------        --------        ---         ------    ------       ---
DWS VIP Equity 500 Index
2001  .         34          8.987         7.763          198          N/A        N/A        N/A
2002  .         37          7.763         5.932          257          N/A        N/A        N/A
2003  .          8          5.932         7.478          115          8.631    10.891         4
2004  .          9          7.478         8.135          132         10.891    11.859         4
2005  .          7          8.135         8.376          133         11.859    12.223         7
2006  .          6          8.376         9.517          106         12.223    13.903         4
2007  .          6          9.517         9.857           92         13.903    14.414         2
2008  .          4          9.857         6.094           80         14.414     8.920         1*
2009  .          2          6.094         7.572           59          8.920    11.094         1*
2010  .          3          7.572         8.543           46         11.094    12.530         1*
---------      ---         ------        --------        ---         ------    ------       ---
DWS VIP Small Cap Index
2001  .          1*        10.000        12.115(1)         2          N/A        N/A        N/A
2002  .          3         12.115         9.463           16          N/A        N/A        N/A
2003  .          2          9.463        13.631           28          9.475    13.661         3
2004  .          3         13.631        15.788           48         13.661    15.840        15
2005  .          3         15.788        16.192           46         15.840    16.261        11
2006  .          1*        16.192        18.713           39         16.261    18.811        10
2007  .          1*        18.713        18.057           36         18.811    18.170        10
2008  .          1*        18.057        11.700           28         18.170    11.785         9
2009  .          1*        11.700        14.567           24         11.785    14.688         8
2010  .          1*        14.567        18.111           19         14.688    18.279         7
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001  .      10.000        10.931(1)         1*        10.000        10.934(1)         1*        10.000        10.934(1)
2002  .      10.931         9.694           15         10.934         9.702            1*        10.934         9.708
2003  .       9.694        12.194           15          9.702        12.210            7          9.708        12.223
2004  .      12.194        13.778            3         12.210        13.803            7         12.223        13.825
2005  .      13.778        15.771            3         13.803        15.808            8         13.825        15.841
2006  .      15.771        17.243           17         15.808        17.292           12         15.841        17.337
2007  .      17.243        19.846           18         17.292        19.912           22         17.337        19.974
2008  .      19.846        11.159           23         19.912        11.202           16         19.974        11.242
2009  .      11.159        14.833           17         11.202        14.897           17         11.242        14.958
2010  .      14.833        17.017           14         14.897        17.099           18         14.958        17.178
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .      10.000        11.088(1)         1*        10.000        10.285(2)         6         10.854        10.103
2002  .      11.088         9.013            4         10.285         8.364           12         10.103         8.221
2003  .       9.013        11.499            3          8.364        10.677           10          8.221        10.499
2004  .      11.499        12.550            3         10.677        11.659           11         10.499        11.470
2005  .      12.550        13.000            3         11.659        12.082            7         11.470        11.892
2006  .      13.000        15.297            3         12.082        14.225            8         11.892        14.008
2007  .      15.297        15.200            1*        14.225        14.142            8         14.008        13.933
2008  .      15.200         8.529            1*        14.142         7.939            7         13.933         7.826
2009  .       8.529        10.869            1*         7.939        10.122            5          7.826         9.983
2010  .      10.869        12.255            1*        10.122        11.419            3          9.983        11.268
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .      10.000        11.764(1)         1*        10.000        10.687(2)         6          8.354         6.739
2002  .      11.764         8.045            5         10.687         7.312            3          6.739         4.613
2003  .       8.045        10.463            1*         N/A          N/A             N/A          4.613         6.006
2004  .      10.463        10.587            1*         N/A          N/A             N/A          6.006         6.083
2005  .      10.587        10.959            1*         9.632         9.975            1*         6.083         6.303
2006  .      10.959        11.459            1*         9.975        10.436            1*         6.303         6.597
2007  .      11.459        14.241            1*        10.436        12.976            1*         N/A          N/A
2008  .      14.241         7.362            1*        12.976         6.712            1*         N/A          N/A
2009  .       7.362         9.244            1*         6.712         8.431            1*         N/A          N/A
2010  .       9.244        11.234            1*         N/A          N/A             N/A          N/A          N/A
---------    ------        --------         --         ------        --------        ---         ------        --------
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A          N/A             N/A         10.725        11.551            1*         N/A          N/A
2006  .      12.433        12.736           10         11.551        12.746            1*        12.135        12.756
2007  .      12.736        14.413            5          N/A          N/A             N/A         12.756        14.450
2008  .      14.413         8.540           11          N/A          N/A             N/A         14.450         8.571
2009  .       8.540        11.711           10          N/A          N/A             N/A          N/A          N/A
2010  .      11.711        14.774            7         11.738        14.815            3          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .      10.000        10.892(1)         1*        10.000        10.895(1)         1*         8.595         6.655
2002  .      10.892         8.500            1*        10.895         8.507          N/A          6.655         5.199
2003  .       8.500        11.929          N/A          9.708        11.948            2          5.199         7.304
2004  .      11.929        13.263            1*        11.948        13.290            3          7.304         8.129
2005  .      13.263        15.458            1*        13.290        15.497            3          8.129         9.483
2006  .      15.458        17.863            1*        15.497        17.917            2          9.483        10.969
2007  .      17.863        20.516            1*        17.917        20.588            2         10.969        12.611
2008  .      20.516        11.280            1*        20.588        11.326            2         12.611         6.941
2009  .      11.280        13.970            1*        11.326        14.033            2          6.941         8.604
2010  .      13.970        15.466            1*        14.033        15.543            1*         8.604         9.535
---------    ------        --------        ---         ------        --------        ---         ------        --------
FTVIPT Franklin Income Securities
2006  .      10.619        11.205            3          N/A          N/A             N/A         11.202        11.212
2007  .      11.205        11.407           21         11.448        11.416            1*        11.212        11.425
2008  .      11.407         7.873           51         11.416         7.883           33         11.425         7.894
2009  .       7.873        10.475           19          7.883        10.494            4          7.894        10.512
2010  .      10.475        11.580           12          N/A          N/A             N/A         10.512        11.634
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001  .          1*        10.000        10.938(1)         2          N/A        N/A        N/A
2002  .         24         10.938         9.726           26          N/A        N/A        N/A
2003  .         24          9.726        12.264           68          9.737    12.291        14
2004  .         27         12.264        13.892          102         12.291    13.937        62
2005  .         26         13.892        15.941          145         13.937    16.008        78
2006  .         16         15.941        17.473          152         16.008    17.564        81
2007  .         14         17.473        20.161          137         17.564    20.286        70
2008  .         11         20.161        11.365          124         20.286    11.447        86
2009  .          7         11.365        15.143          109         11.447    15.268        74
2010  .          7         15.143        17.417          101         15.268    17.578        47
---------       --         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2001  .         51         10.860        10.124          143          N/A        N/A        N/A
2002  .         70         10.124         8.250          181          N/A        N/A        N/A
2003  .         20          8.250        10.552          117          9.056    11.595         7
2004  .         19         10.552        11.545          134         11.595    12.699        67
2005  .         21         11.545        11.989          117         12.699    13.200        39
2006  .         16         11.989        14.143          111         13.200    15.587        36
2007  .         15         14.143        14.088          100         15.587    15.543        33
2008  .          9         14.088         7.925           88         15.543     8.752        31
2009  .          3          7.925        10.125           71          8.752    11.192        22
2010  .          2         10.125        11.445           64         11.192    12.664        19
---------       --         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001  .         23          8.360         6.754           99          N/A        N/A        N/A
2002  .         20          6.754         4.630          148          N/A        N/A        N/A
2003  .          3          4.630         6.037          101          8.083    10.549         9
2004  .          1*         6.037         6.123           86         10.549    10.711        17
2005  .          1*         6.123         6.355           92         10.711    11.126        20
2006  .          1*         6.355         6.661           82         11.126    11.675        22
2007  .        N/A          6.661         8.299           56         11.675    14.560        18
2008  .        N/A          8.299         4.301           47         14.560     7.554        11
2009  .        N/A          4.301         5.414           32          7.554     9.518         4
2010  .        N/A          5.414         6.596           31          9.518    11.607         4
---------      ---         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .        N/A         10.237        11.564           31         10.182    11.571        16
2006  .          1*        11.564        12.786           46         11.571    12.806        48
2007  .          1*        12.786        14.506           45         12.806    14.543        39
2008  .          4         14.506         8.617           38         14.543     8.648        37
2009  .        N/A          8.617        11.845           27          8.648    11.900        18
2010  .        N/A         11.845        14.981           28         11.900    15.064        21
---------      ---         ------        --------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2001  .          8          8.601         6.670           27          N/A        N/A        N/A
2002  .          7          6.670         5.218           36          N/A        N/A        N/A
2003  .          1*         5.219         7.342          128          8.540    12.028        35
2004  .          1*         7.342         8.184           93         12.028    13.419        21
2005  .          4          8.184         9.562           66         13.419    15.695        29
2006  .          2          9.562        11.077           63         15.695    18.200        30
2007  .          1*        11.077        12.754           54         18.200    20.976        25
2008  .          1*        12.754         7.030           53         20.976    11.575        28
2009  .          1*         7.030         8.728           46         11.575    14.385        10
2010  .          3          8.728         9.687           46         14.385    15.981         9
---------      ---         ------        --------        ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .          1*        10.149        11.222            5         10.853    11.229         1*
2007  .          3         11.222        11.453           31         11.229    11.471        84
2008  .          3         11.453         7.925           29         11.471     7.945        91
2009  .          9          7.925        10.570           44          7.945    10.608        94
2010  .          5         10.570        11.714           37         10.608    11.768        40
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .      10.000        12.288(1)         1*        10.000        12.289(1)         2          8.035         6.689
2002  .      12.288         8.598            5         12.289         8.603            3          6.689         4.685
2003  .       N/A          N/A             N/A          8.603        11.592            3          4.685         6.315
2004  .       N/A          N/A             N/A         11.592        12.685            3          6.315         6.914
2005  .      11.779        13.032            1*        12.685        13.048            2          6.914         7.116
2006  .      13.032        13.899            1*        13.048        13.923            2          7.116         7.597
2007  .      13.899        15.170            1*        13.923        15.204            2          7.597         8.300
2008  .      15.170         8.559            1*        15.204         8.582            2          8.300         4.687
2009  .       8.559        12.057            1*         8.582        12.096            2          4.687         6.610
2010  .      12.057        15.098            1*        12.096        15.155            2          6.610         8.285
---------    ------        --------        ---         ------        --------          -          -----         -----
FTVIPT Mutual Shares Securities
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2007  .      11.517        11.421            6          N/A          N/A             N/A          N/A          N/A
2008  .      11.421         7.048           11         10.520         7.057           17         10.761         7.066
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          7.066         8.748
2010  .       N/A          N/A             N/A          8.732         9.531            5          8.748         9.554
---------    ------        --------        ---         ------        --------        ---         ------        ------
FTVIPT Templeton Global Bond Securities
2005  .       9.992         9.859            5          N/A          N/A             N/A          9.822         9.864
2006  .       9.859        10.909            6          N/A          N/A             N/A          9.864        10.926
2007  .      10.909        11.881            9          N/A          N/A             N/A         10.926        11.912
2008  .      11.881        12.381           24         12.106        12.403           25         11.912        12.425
2009  .      12.381        14.417           32         12.403        14.451           32         12.425        14.484
2010  .      14.417        16.190           29         14.451        16.236           33         14.484        16.281
---------    ------        --------        ---         ------        --------        ---         ------        ------
FTVIPT Templeton Growth Securities Fund
2001  .      10.000        11.163(1)         1*        10.000        11.165(1)         1*        10.197         9.884
2002  .      11.163         8.928            8         11.165         8.933            3          9.884         7.912
2003  .       8.928        11.575           10          8.933        11.588            5          7.912        10.269
2004  .      11.575        13.177            8         11.588        13.198            4         10.269        11.702
2005  .      13.177        14.075            9         13.198        14.105            1*        11.702        12.512
2006  .      14.075        16.822            8         14.105        16.866            1*        12.512        14.969
2007  .      16.822        16.893           11         16.866        16.945            1*        14.969        15.047
2008  .      16.893         9.559            7         16.945         9.594            1*        15.047         8.524
2009  .       9.559        12.297            5          9.594        12.347            1*         8.524        10.975
2010  .      12.297        12.958            3         12.347        13.017            1*        10.975        11.577
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. Capital Appreciation
2006  .       N/A          N/A             N/A          N/A          N/A             N/A         12.012        11.813
2007  .       N/A          N/A             N/A          N/A          N/A             N/A         11.813        12.963
2008  .       N/A          N/A             N/A          N/A          N/A             N/A         12.963         7.305
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          7.305         8.661
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          8.661         9.800
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. Core Equity
2006  .      11.100        11.944            6         10.626        11.438            4         11.152        12.008
2007  .      11.944        12.643            6         11.438        12.113            4         12.008        12.723
2008  .      12.643         8.643            3         12.113         8.286            4         12.723         8.707
2009  .       8.643        10.854            1*         8.286        10.410            4          8.707        10.945
2010  .      10.854        11.634            1*        10.410        11.164            2         10.945        11.744
---------    ------        --------        ---         ------        --------        ---         ------        ------
Invesco V.I. International Growth Fund
2001  .      10.000        11.222(3)         1*        10.000        10.610(1)         1*        10.000        11.226(3)
2002  .      11.222         9.259            1*        10.610         8.760            1*        11.226         9.273
2003  .       N/A          N/A             N/A          8.760        11.059            1*         9.273        11.712
2004  .       N/A          N/A             N/A         11.059        13.430            1*        11.712        14.230
2005  .       N/A          N/A             N/A         13.430        15.518            1*        14.230        16.450
2006  .       N/A          N/A             N/A         15.518        19.481            2         16.450        20.661
2007  .       N/A          N/A             N/A         19.481        21.886            2         20.661        23.225
2008  .       N/A          N/A             N/A         21.886        12.773            1*        23.225        13.561
2009  .       N/A          N/A             N/A         12.773        16.918            1*        13.561        17.970
2010  .       N/A          N/A             N/A         16.918        18.702            1*        17.970        19.874
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001  .         19          8.042         6.704          150          N/A        N/A        N/A
2002  .         40          6.704         4.702          270          N/A        N/A        N/A
2003  .         10          4.702         6.348          151          8.637    11.672         4
2004  .          7          6.348         6.961          139         11.672    12.811        32
2005  .          6          6.961         7.175          126         12.811    13.218        17
2006  .          5          7.175         7.671          114         13.218    14.146        17
2007  .          1*         7.671         8.394           86         14.146    15.494        15
2008  .          1*         8.394         4.748           71         15.494     8.773        12
2009  .          1*         4.748         6.705           64          8.773    12.402        10
2010  .          1*         6.705         8.417           58         12.402    15.584         9
---------       --          -----         -----          ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .        N/A         10.145        11.267           12         10.334    11.274         2
2007  .        N/A         11.267        11.467           21         11.274    11.486         8
2008  .          1*        11.467         7.093           25         11.486     7.112        10
2009  .          1*         7.093         8.795           16          7.112     8.827         9
2010  .          1*         8.795         9.619           22          8.827     9.664        12
---------      ---         ------        ------          ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .          1*         9.944         9.873           12          9.763     9.879         7
2006  .          1*         9.873        10.952           27          9.879    10.969        28
2007  .          1*        10.952        11.958           33         10.969    11.988        26
2008  .          2         11.958        12.492           50         11.988    12.537        36
2009  .          3         12.492        14.583           64         12.537    14.650        21
2010  .          7         14.583        16.417           72         14.650    16.509        22
---------      ---         ------        ------          ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2001  .         19         10.204         9.905           44          N/A        N/A        N/A
2002  .         35          9.905         7.941           49          N/A        N/A        N/A
2003  .         20          7.941        10.322           32          8.969    11.670        11
2004  .         18         10.322        11.780           42         11.670    13.332        62
2005  .         17         11.780        12.614           80         13.332    14.290       117
2006  .         16         12.614        15.114           87         14.290    17.139       142
2007  .         14         15.114        15.215           79         17.139    17.271       148
2008  .          8         15.215         8.632           64         17.271     9.808        69
2009  .          5          8.632        11.132           44          9.808    12.661        56
2010  .          2         11.132        11.759           33         12.661    13.388        52
---------      ---         ------        ------          ---         ------    ------       ---
Invesco V.I. Capital Appreciation
2006  .          2         12.095        11.906           10          N/A        N/A        N/A
2007  .          2         11.906        13.086            9          N/A        N/A        N/A
2008  .          2         13.086         7.385           10          N/A        N/A        N/A
2009  .          2          7.385         8.769           10          N/A        N/A        N/A
2010  .          2          8.769         9.937           10          N/A        N/A        N/A
---------      ---         ------        ------          ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .          7         10.725        11.560           11         10.774    11.621         2
2007  .          7         11.560        12.267            8         11.621    12.344         2
2008  .          3         12.267         8.408            8         12.344     8.469         2
2009  .          3          8.408        10.584            5          N/A        N/A        N/A
2010  .          2         10.584        11.374            4          N/A        N/A        N/A
---------      ---         ------        ------          ---         ------    ------       ---
Invesco V.I. International Growth Fund
2001  .          1*        10.000        11.229(3)         1*         N/A        N/A        N/A
2002  .          3         11.229         9.287            3          N/A        N/A        N/A
2003  .          3          9.287        11.747           15          8.792    11.133       N/A
2004  .          3         11.747        14.294           13         11.133    13.560         2
2005  .          3         14.294        16.550           10         13.560    15.715         2
2006  .          3         16.550        20.818           11         15.715    19.788         1*
2007  .          2         20.818        23.435           10         19.788    22.298         1*
2008  .          1*        23.435        13.705           10         22.298    13.053         1*
2009  .          1*        13.705        18.187            7          N/A        N/A        N/A
2010  .          1*        18.187        20.145            7          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2001  .      10.000        10.654(1)         1*        10.000        10.657(1)         1*        10.000        10.658(1)
2002  .      10.654         9.758            1*        10.657         9.768            2         10.658         9.770
2003  .       9.758        10.889            1*         9.768        10.905            3          9.770        10.912
2004  .      10.889        11.570            1*        10.905        11.593            3         10.912        11.606
2005  .      11.570        12.222            1*        11.593        12.252            4         11.606        12.272
2006  .      12.222        13.240            1*        12.252        13.280            4         12.272        13.309
2007  .      13.240        14.328            1*        13.280        14.378            6         13.309        14.416
2008  .      14.328        11.800            1*        14.378        11.847            4         14.416        11.885
2009  .      11.800        14.540            1*        11.847        14.605            1*        11.885        14.659
2010  .      14.540        15.426            1*        14.605        15.502            1*        14.659        15.567
---------    ------        --------          -         ------        --------          -         ------        --------
Janus Aspen Enterprise Portfolio
2001  .      10.000        11.377(1)         1*        10.000        11.379(1)         1*        10.000        11.382(1)
2002  .      11.377         8.023          N/A         11.379         8.028          N/A         11.382         8.032
2003  .       N/A          N/A             N/A          9.823        10.626            1*         8.032        10.632
2004  .       N/A          N/A             N/A         10.626        12.567            1*        10.632        12.581
2005  .       N/A          N/A             N/A         12.567        13.820            1*        12.581        13.842
2006  .       N/A          N/A             N/A         13.820        15.372            1*        13.842        15.404
2007  .       N/A          N/A             N/A         15.372        18.371            1*        15.404        18.419
2008  .       N/A          N/A             N/A         18.371        10.125            1*        18.419        10.156
2009  .       N/A          N/A             N/A         10.125        14.357            1*        10.156        14.408
2010  .       N/A          N/A             N/A         14.357        17.690            1*        14.408        17.763
---------    ------        --------        ---         ------        --------        ---         ------        --------
Janus Aspen Worldwide
2001  .      10.000        11.502(1)         1*        10.000        11.505(1)         1*        10.000        11.507(1)
2002  .      11.502         8.383           18         11.505         8.390          N/A         11.507         8.396
2003  .       8.383        10.173           17          N/A          N/A             N/A          8.396        10.199
2004  .      10.173        10.434            5          N/A          N/A             N/A         10.199        10.470
2005  .      10.434        10.807            4          N/A          N/A             N/A         10.470        10.856
2006  .      10.807        12.506            4          N/A          N/A             N/A         10.856        12.575
2007  .      12.506        13.419            4          N/A          N/A             N/A         12.575        13.507
2008  .      13.419         7.267            3          N/A          N/A             N/A         13.507         7.321
2009  .       7.267         9.797            3          N/A          N/A             N/A          7.321         9.880
2010  .       9.797        11.104            3          N/A          N/A             N/A          9.880        11.210
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Baron Growth Opportunities(8)
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A         11.710        10.774
2008  .      10.463         6.423            2          N/A          N/A             N/A         10.774         6.440
2009  .       6.423         8.718            2          N/A          N/A             N/A          6.440         8.749
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          8.749        10.861
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Capital Growth
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Cohen & Steers Global Real Estate
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       8.135         4.655            5          N/A          N/A             N/A          N/A          N/A
2009  .       4.655         6.280            5          N/A          N/A             N/A          N/A          N/A
2010  .       6.280         7.250            4          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Columbia Value Opportunities
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
2001  .          1*        10.000        10.661(1)         1*         N/A        N/A        N/A
2002  .         22         10.661         9.786           19          N/A        N/A        N/A
2003  .         22          9.786        10.947           59          9.800    10.973         5
2004  .         24         10.947        11.660           51         10.973    11.701         6
2005  .         22         11.660        12.348           43         11.701    12.403        10
2006  .         18         12.348        13.411           35         12.403    13.484         8
2007  .         16         13.411        14.549           34         13.484    14.643         8
2008  .          8         14.549        12.012           29         14.643    12.102         7
2009  .          2         12.012        14.839           25         12.102    14.964         6
2010  .          1*        14.839        15.781           23         14.964    15.931         6
---------       --         ------        --------         --         ------    ------       ---
Janus Aspen Enterprise Portfolio
2001  .          1*        10.000        11.386(1)         1*         N/A        N/A        N/A
2002  .          1*        11.386         8.047            6          N/A        N/A        N/A
2003  .          1*         8.047        10.668            7          N/A        N/A        N/A
2004  .          4         10.668        12.642            7         10.692    12.683         2
2005  .          3         12.642        13.930            7         12.683    13.990         7
2006  .          1*        13.930        15.525            6         13.990    15.608         7
2007  .          1*        15.525        18.592            7         15.608    18.709         1*
2008  .          1*        18.592        10.267            5         18.709    10.342         1*
2009  .          1*        10.267        14.587            3         10.342    14.709         1*
2010  .          1*        14.587        18.010            4         14.709    18.178         5
---------       --         ------        --------         --         ------    ------       ---
Janus Aspen Worldwide
2001  .          1*        10.000        11.512(1)         1*         N/A        N/A        N/A
2002  .          1*        11.512         8.412           14          N/A        N/A        N/A
2003  .          1*         8.412        10.234           12          8.422    10.256         2
2004  .          1*        10.234        10.522           11         10.256    10.556         2
2005  .          1*        10.522        10.926           10          N/A        N/A        N/A
2006  .          1*        10.926        12.675            9          N/A        N/A        N/A
2007  .          1*        12.675        13.635            8          N/A        N/A        N/A
2008  .          1*        13.635         7.402            8          N/A        N/A        N/A
2009  .          1*         7.402        10.004            6          N/A        N/A        N/A
2010  .          1*        10.004        11.368            6          N/A        N/A        N/A
---------       --         ------        --------         --         ------    ------       ---
LVIP Baron Growth Opportunities(8)
2006  .        N/A          9.708        10.616            1*         N/A        N/A        N/A
2007  .          1*        10.616        10.800            1*         N/A        N/A        N/A
2008  .          1*        10.800         6.465            1*         N/A        N/A        N/A
2009  .          1*         6.465         8.797            1*         N/A        N/A        N/A
2010  .          2          8.797        10.936            2          8.829    10.987         1*
---------      ---         ------        --------         --         ------    ------       ---
LVIP
BlackRock
Inflation
Protected
Bond
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Capital
Growth
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          8.115         9.473            1*         N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Cohen &
Steers
Global
Real
Estate
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          7.668         4.674            3          5.153     4.682         3
2009  .        N/A          4.674         6.321           11          4.682     6.338         5
2010  .        N/A          6.321         7.316           12          6.338     7.343         6
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Columbia
Value
Opportuni
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          4.319         7.406            1*         N/A        N/A        N/A
2010  .        N/A          7.406         9.066            2          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2001  .      10.000        10.113(1)         6         10.000        10.093(2)        24         10.600        11.364
2002  .      10.113        10.931          116         10.093        10.915           38         11.364        12.295
2003  .      10.931        11.506          153         10.915        11.495           65         12.295        12.955
2004  .      11.506        11.888           82         11.495        11.883           79         12.955        13.399
2005  .      11.888        11.972           68         11.883        11.973           73         13.399        13.507
2006  .      11.972        12.301           63         11.973        12.307           62         13.507        13.892
2007  .      12.301        12.726           54         12.307        12.740           51         13.892        14.387
2008  .      12.726        12.122           31         12.740        12.140           13         14.387        13.717
2009  .      12.122        14.142           15         12.140        14.171           12         13.717        16.019
2010  .      14.142        15.053           14         14.170        15.092           12         16.019        17.069
---------    ------        --------        ---         ------        --------         --         ------        ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        ------
LVIP Delaware Foundation Aggressive Allocation(9)
2001  .      10.000        11.374(3)         1*        10.000        10.964(1)         1*        10.000        11.376(3)
2002  .      11.374         9.818            1*        10.964         9.470          N/A         11.376         9.833
2003  .       9.818        11.599          N/A          N/A          N/A             N/A          9.833        11.627
2004  .      11.599        12.921           16          N/A          N/A             N/A         11.627        12.967
2005  .      12.921        13.541           19          N/A          N/A             N/A         12.967        13.602
2006  .      13.541        15.213           20          N/A          N/A             N/A         13.602        15.297
2007  .      15.213        15.878           32          N/A          N/A             N/A         15.297        15.982
2008  .      15.878        10.403           12          N/A          N/A             N/A         15.982        10.482
2009  .      10.403        13.473            8          N/A          N/A             N/A         10.482        13.588
2010  .      13.473        14.870            4          N/A          N/A             N/A         13.588        15.012
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Growth and Income
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Social Awareness
2001  .      10.000        12.098(3)         1*        10.000        11.506(1)         1*        10.000        12.101(3)
2002  .      12.098         9.242          N/A         11.506         8.794          N/A         12.101         9.254
2003  .       N/A          N/A             N/A         10.093        11.385            3          N/A          N/A
2004  .       N/A          N/A             N/A         11.385        12.596            4          N/A          N/A
2005  .       N/A          N/A             N/A         12.596        13.852            4          N/A          N/A
2006  .       N/A          N/A             N/A         13.852        15.272            1*         N/A          N/A
2007  .       N/A          N/A             N/A         15.272        15.437            1*         N/A          N/A
2008  .       N/A          N/A             N/A         15.437         9.939            1*         N/A          N/A
2009  .       N/A          N/A             N/A          9.939        12.684            1*         N/A          N/A
2010  .       N/A          N/A             N/A         12.684        13.893            1*         N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Delaware Special Opportunities
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Global Income
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .      10.652        11.436            1*         N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Growth Fund(6)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Growth Opportunities(7)
2005  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2001  .        263         10.606        11.387           635         N/A        N/A        N/A
2002  .        402         11.387        12.338         1,126         N/A        N/A        N/A
2003  .         75         12.338        13.020           793        10.980    11.599       297
2004  .         65         13.020        13.486           879        11.599    12.026       384
2005  .         48         13.486        13.616           818        12.026    12.154       368
2006  .         42         13.616        14.024           713        12.154    12.531       324
2007  .         36         14.024        14.546           569        12.531    13.010       341
2008  .         30         14.546        13.889           481        13.010    12.435       202
2009  .         25         13.889        16.244           415        12.435    14.558       181
2010  .         23         16.244        17.335           403        14.558    15.551       138
---------      ---         ------        ------         -----        ------    ------       ---
LVIP
Delaware
Diversifi
Floating
Rate
2010  .        N/A         10.034        10.037             1*        N/A        N/A        N/A
---------      ---         ------        ------         -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(9)
2001  .          1*        10.000        11.380(3)          1*        N/A        N/A        N/A
2002  .          1*        11.380         9.848             1*        N/A        N/A        N/A
2003  .          1*         9.848        11.664            30         9.506    11.270         3
2004  .          1*        11.664        13.027            35        11.270    12.599        13
2005  .          6         13.027        13.685            65        12.599    13.249        53
2006  .          1*        13.685        15.414            63        13.249    14.938        80
2007  .          1*        15.414        16.128            52        14.938    15.646        67
2008  .          1*        16.128        10.594            45        15.646    10.287        50
2009  .          1*        10.594        13.754            44        10.287    13.369        44
2010  .          1*        13.754        15.218            42        13.369    14.807        22
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .        N/A         10.056        10.364             2         N/A        N/A        N/A
2006  .        N/A         10.364        11.426             2         N/A        N/A        N/A
2007  .        N/A         11.426        11.897             2         N/A        N/A        N/A
2008  .        N/A         11.897         7.490             1*        N/A        N/A        N/A
2009  .        N/A          7.490         9.153             2         N/A        N/A        N/A
2010  .        N/A          9.153        10.133             3         N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Delaware Social Awareness
2001  .          1*        10.000        12.107(3)          1*        N/A        N/A        N/A
2002  .        N/A         12.107         9.273             2         N/A        N/A        N/A
2003  .        N/A          9.273        12.027            35         8.827    11.460        19
2004  .        N/A         12.027        13.333            47        11.460    12.717        30
2005  .        N/A         13.333        14.692            37        12.717    14.028        47
2006  .        N/A         14.692        16.231            36        14.028    15.512        39
2007  .        N/A         16.231        16.439            22        15.512    15.726        39
2008  .        N/A         16.439        10.605            17        15.726    10.156        37
2009  .        N/A         10.605        13.561            13        10.156    13.000        31
2010  .        N/A         13.561        14.883            11        13.000    14.281        24
---------      ---         ------        --------       -----        ------    ------       ---
LVIP
Delaware
Special
Opportuni
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          7.258         9.294             2         7.277     9.328         9
---------      ---         ------        --------       -----        ------    ------       ---
LVIP
Global
Income
2009  .        N/A          N/A          N/A             N/A         10.670    10.673         1*
2010  .        N/A         10.668        11.482             1*       10.673    11.498        15
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Growth Fund(6)
2005  .        N/A         10.182        10.818             1*        N/A        N/A        N/A
2006  .        N/A         10.818        11.271             1*        N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---
LVIP Growth Opportunities(7)
2005  .        N/A         10.923        11.440             1*        N/A        N/A        N/A
2006  .        N/A         11.440        12.366             1*        N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2001  .      10.000        11.615(1)         1*        10.000        11.616(1)         1*        10.000        11.618(1)
2002  .      11.615         8.321          N/A         11.616         8.325          N/A         11.618         8.332
2003  .       N/A          N/A             N/A          N/A          N/A             N/A          8.332        10.841
2004  .       N/A          N/A             N/A          N/A          N/A             N/A         10.841        11.210
2005  .       N/A          N/A             N/A         10.950        11.464            1*        11.210        11.472
2006  .       N/A          N/A             N/A         11.464        12.342            1*        11.472        12.357
2007  .       N/A          N/A             N/A         12.342        14.590            1*        12.357        14.615
2008  .       N/A          N/A             N/A         14.590         8.476            1*        14.615         8.494
2009  .       N/A          N/A             N/A          8.476        11.526            1*         8.494        11.557
2010  .       N/A          N/A             N/A          N/A          N/A             N/A         11.557        12.639
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP JPMorgan High Yield
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP MFS International Growth
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .      10.834         5.561            1*         N/A          N/A             N/A          N/A          N/A
2009  .       5.561         7.394            1*         N/A          N/A             N/A          N/A          N/A
2010  .       7.394         8.185            2          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP MFS Value
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       8.847         6.423            4          N/A          N/A             N/A          6.515         6.433
2009  .       6.423         7.604            2          N/A          N/A             N/A          6.433         7.624
2010  .       7.604         8.305            1*         N/A          N/A             N/A          7.624         8.335
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Mid-Cap Value
2007  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2008  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Mondrian International Value
2001  .      10.000        11.018(1)         1*        10.000        11.021(1)         1*        10.000        11.023(1)
2002  .      11.018         9.644            1*        11.021         9.651            1*        11.023         9.659
2003  .       9.644        13.400            1*         9.651        13.417            4          9.659        13.434
2004  .      13.400        15.901            1*        13.417        15.928            5         13.434        15.957
2005  .      15.901        17.559            1*        15.928        17.598            5         15.957        17.639
2006  .      17.559        22.398            2         17.598        22.459            2         17.639        22.523
2007  .      22.398        24.501            2         22.459        24.580            2         22.523        24.662
2008  .      24.501        15.228            2         24.580        15.285            1*        24.662        15.343
2009  .      15.228        18.114            1*        15.285        18.191            1*        15.343        18.269
2010  .      18.114        18.211            1*        18.191        18.297            1*        18.269        18.385
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP Money Market Fund
2001  .      10.000        10.017(1)         1*        10.000        10.019(1)         1*        10.206        10.427
2002  .      10.017         9.967           39         10.019         9.976           23         10.427        10.385
2003  .       9.967         9.846           14          9.976         9.860            3         10.385        10.269
2004  .       9.846         9.746            5          9.860         9.764            4         10.269        10.175
2005  .       9.746         9.829            6          9.764         9.852            4         10.175        10.272
2006  .       9.829        10.096           19          9.852        10.124            1*        10.272        10.561
2007  .      10.096        10.397           26         10.124        10.432            6         10.561        10.888
2008  .      10.397        10.441           16         10.432        10.481           25         10.888        10.944
2009  .      10.441        10.276            3         10.481        10.320           12         10.944        10.781
2010  .      10.276        10.087            1*        10.320        10.136            9         10.781        10.594
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Bond Index
2008  .       9.821        10.443            5          N/A          N/A             N/A          N/A          N/A
2009  .      10.443        10.683            5          N/A          N/A             N/A         10.333        10.699
2010  .      10.683        11.080            3          N/A          N/A             N/A         10.699        11.108
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Conservative Index Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A          N/A             N/A          N/A          N/A             N/A          N/A          N/A
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2001  .          1*        10.000        11.623(1)          1*        N/A        N/A        N/A
2002  .          1*        11.623         8.348             2         N/A        N/A        N/A
2003  .          1*         8.348        10.877             4         N/A        N/A        N/A
2004  .          1*        10.877        11.264             4        10.901    11.300         2
2005  .          2         11.264        11.545             8        11.300    11.594         9
2006  .          1*        11.545        12.455             7        11.594    12.520         9
2007  .          1*        12.455        14.752             7        12.520    14.844         4
2008  .          1*        14.752         8.587             5        14.844     8.649         7
2009  .          1*         8.587        11.701             3         8.649    11.798         7
2010  .          1*        11.701        12.815             3        11.798    12.934         4
---------        -         ------        --------           -        ------    ------       ---
LVIP
JPMorgan
High
Yield
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ----        ------    ------       ---
LVIP MFS
Internati
Growth
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          9.107         5.584             1*        N/A        N/A        N/A
2009  .        N/A          5.584         7.443             2         N/A        N/A        N/A
2010  .        N/A          7.443         8.260             2         N/A        N/A        N/A
---------      ---         ------        --------        ----        ------    ------       ---
LVIP MFS
Value
2007  .        N/A          9.834         9.707             2         N/A        N/A        N/A
2008  .          5          9.707         6.449             5         6.498     6.459         2
2009  .          8          6.449         7.654             5         N/A        N/A        N/A
2010  .          6          7.654         8.380             3         7.674     8.411         1*
---------      ---         ------        --------        ----        ------    ------       ---
LVIP
Mid-Cap
Value
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          6.289         7.022             2         4.670     7.040         3
2010  .        N/A          7.022         8.536             1*        7.040     8.567         3
---------      ---         ------        --------        ----        ------    ------       ---
LVIP Mondrian International Value
2001  .          1*        10.000        11.026(1)          1*        N/A        N/A        N/A
2002  .          2         11.026         9.675            16         N/A        N/A        N/A
2003  .          2          9.675        13.477            65         9.686    13.506        31
2004  .          2         13.477        16.032            71        13.506    16.083        44
2005  .          4         16.032        17.748            57        16.083    17.822        46
2006  .          4         17.748        22.695            55        17.822    22.814        35
2007  .          2         22.695        24.889            41        22.814    25.043        35
2008  .          1*        24.889        15.507            36        25.043    15.619        56
2009  .          1*        15.507        18.493            29        15.619    18.645        54
2010  .          1*        18.493        18.638            23        18.645    18.810        18
---------      ---         ------        --------        ----        ------    ------       ---
LVIP Money Market Fund
2001  .        227         10.212        10.448         2,634         N/A        N/A        N/A
2002  .        195         10.448        10.422         6,301         N/A        N/A        N/A
2003  .         47         10.422        10.321           575        10.012     9.925       221
2004  .          9         10.321        10.241           587         9.925     9.858       265
2005  .         16         10.241        10.355           451         9.858     9.977       262
2006  .         46         10.355        10.662           332         9.977    10.284       235
2007  .         49         10.662        11.009           303        10.284    10.628       200
2008  .         69         11.009        11.082           450        10.628    10.710       101
2009  .         35         11.082        10.934           313        10.710    10.577        76
2010  .          2         10.934        10.760           238        10.577    10.420        66
---------      ---         ------        --------       -----        ------    ------       ---
LVIP SSgA
Bond
Index
2008  .        N/A          9.958        10.457             2         9.832    10.462         7
2009  .          7         10.457        10.724             6        10.462    10.740        13
2010  .          8         10.724        11.150             9        10.740    11.178         8
---------      ---         ------        --------       -----        ------    ------       ---
LVIP SSgA
Conservat
Index
Allocatio
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---
LVIP SSgA
Conservat
Structure
Allocatio
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------       -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Developed International 150
2008  .       5.229     6.250         1*         N/A        N/A        N/A         N/A        N/A
2009  .       6.250     8.851         1*         N/A        N/A        N/A         N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------     -----     -----       ---          --         ---        --------   -----      -----
LVIP SSgA Emerging Markets 100
2008  .       5.145     6.042         1*         N/A        N/A        N/A         N/A        N/A
2009  .       6.042    11.233         1*         N/A        N/A        N/A         N/A        N/A
2010  .      11.233    14.051         2          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---          --         ---        --------   -----      -----
LVIP SSgA Global Tactical Allocation(11)
2005  .       N/A        N/A        N/A         10.927    10.869         1*        N/A        N/A
2006  .       N/A        N/A        N/A         10.869    12.404         1*        N/A        N/A
2007  .       N/A        N/A        N/A         12.404    13.485         1*        N/A        N/A
2008  .       N/A        N/A        N/A         13.485     7.861         1*        N/A        N/A
2009  .       N/A        N/A        N/A          7.861    10.068         1*        N/A        N/A
2010  .      10.045    10.692         2         10.068    10.721         1*        N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA International Index
2008  .       5.397     6.387         1*         N/A        N/A        N/A         N/A        N/A
2009  .       6.387     7.992         1*         N/A        N/A        N/A        5.142      8.004
2010  .       7.992     8.373         1*         N/A        N/A        N/A        8.004      8.394
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Large Cap 100
2008  .       5.946     6.962         2          N/A        N/A        N/A         N/A        N/A
2009  .       6.962     9.219         2          N/A        N/A        N/A         N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA S&P 500 Index(5)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2008  .       7.185     6.915         6          N/A        N/A        N/A         N/A        N/A
2009  .       6.915     8.533         3          N/A        N/A        N/A        5.953      8.573
2010  .       8.533     9.583         1*         N/A        N/A        N/A        8.573      9.636
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2008  .       6.223     5.900         3          N/A        N/A        N/A         N/A        N/A
2009  .       5.900     7.277         3          N/A        N/A        N/A        4.872      7.297
2010  .       7.277     8.988         2          N/A        N/A        N/A        7.297      9.021
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP SSgA Small/Mid Cap 200
2008  .       5.918     7.212         1*         N/A        N/A        N/A         N/A        N/A
2009  .       7.212    10.706         1*         N/A        N/A        N/A         N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         N/A        N/A
---------    ------    ------       ---         ------    ------       ---        -----      -----



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA
Developed
Internati
150
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          7.329     8.885         3          5.442     8.898         1*
2010  .        N/A          8.885     9.351         9          N/A        N/A        N/A
---------      --------     -----     -----       ---          -----     -----       ---
LVIP SSgA
Emerging
Markets
100
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          8.610    11.276         5          5.648    11.293         1*
2010  .        N/A         11.276    14.136         7         11.293    14.169         6
---------      --------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation(11)
2005  .        N/A         10.000    10.881       108         10.155    10.888        34
2006  .        N/A         10.881    12.443       107         10.888    12.463        46
2007  .        N/A         12.443    13.555        90         12.463    13.590        46
2008  .        N/A         13.555     7.917       101         13.590     7.946        45
2009  .        N/A          7.917    10.160        94          7.946    10.207        45
2010  .        N/A         10.160    10.842        93         10.207    10.902        44
---------      --------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Internati
Index
2008  .        N/A          5.844     6.395         2          N/A        N/A        N/A
2009  .          2          6.395     8.022         2          5.579     8.034         1*
2010  .          2          8.022     8.426         3          8.034     8.447         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Large Cap
100
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          8.160     9.254         6          6.161     9.268         2
2010  .        N/A          9.254    10.823         6          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Index
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Structure
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
S&P 500
Index(5)
2005  .        N/A         10.085    10.245         1*         N/A        N/A        N/A
2006  .        N/A         10.245    11.454         8         10.718    11.472         1*
2007  .        N/A         11.442    11.320         6         11.464    11.350         1*
2008  .        N/A         11.320     6.976         5         11.350     7.001         6
2009  .          4          6.976     8.631         7          7.001     8.671         2
2010  .          3          8.631     9.717         5          8.671     9.771         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Small Cap
Index
2007  .        N/A          9.451     9.144         8          N/A        N/A        N/A
2008  .        N/A          9.144     5.924         3          6.254     5.934         3
2009  .          1*         5.924     7.325         1*         5.934     7.344         3
2010  .          1*         7.325     9.069         2          7.344     9.102         4
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA
Small/Mid
Cap 200
2008  .        N/A          N/A        N/A        N/A          7.029     7.225         1*
2009  .        N/A          7.490    10.747         2          7.225    10.763         1*
2010  .        N/A         10.747    13.471         5         10.763    13.505         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP T.
Rowe
Price
Growth
Stock
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          7.947     9.102         1*         7.968     9.135         3
---------      ---         ------    ------       ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2001  .   10.000           12.405(1)         1*       10.000         12.407(1)         1*        10.000        12.408(1)
2002  .   12.405            8.487          N/A        12.407          8.493          N/A         12.408         8.491
2003  .   N/A              N/A             N/A         N/A           N/A             N/A          8.491        11.060
2004  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2005  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2006  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Templeton Growth
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Turner Mid-Cap Growth
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wells Fargo Intrinsic Value Fund
2005  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2006  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wilshire 2010 Profile
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wilshire 2020 Profile
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wilshire 2030 Profile
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wilshire 2040 Profile
2007  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2010  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
--------- ------           --------        ---        ------         --------        ---         ------        --------
LVIP Wilshire Conservative Profile
2005  .   10.073           10.237            7         N/A           N/A             N/A         10.153        10.243
2006  .   N/A              N/A             N/A         N/A           N/A             N/A         10.243        10.972
2007  .   N/A              N/A             N/A         N/A           N/A             N/A         10.972        11.585
2008  .   N/A              N/A             N/A         N/A           N/A             N/A          N/A          N/A
2009  .   N/A              N/A             N/A         N/A           N/A             N/A          8.792        11.323
2010  .   N/A              N/A             N/A         N/A           N/A             N/A         11.323        12.259
--------- ------           --------        ---        ------         --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2001  .          1*        10.000        12.414(1)         1*         N/A        N/A        N/A
2002  .          1*        12.414         8.515          N/A          N/A        N/A        N/A
2003  .        N/A          N/A          N/A             N/A          9.909    11.132       N/A
2004  .        N/A          N/A          N/A             N/A         11.132    12.458         1*
2005  .        N/A         11.489        13.418            1*        12.458    13.470         3
2006  .        N/A         13.418        14.422            1*        13.470    14.493         3
2007  .        N/A         14.422        16.113            1*        14.493    16.209         3
2008  .        N/A         16.113         9.069            1*        16.209     9.132         3
2009  .        N/A          9.069        13.055            1*         9.132    13.159         3
2010  .        N/A         13.055        16.485            1*        13.159    16.632         3
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Templeton
Growth
2007  .        N/A         10.303         9.792            1*         N/A        N/A        N/A
2008  .        N/A          9.792         5.981            2          5.150     5.991         1*
2009  .        N/A          5.981         7.519            5          N/A        N/A        N/A
2010  .        N/A          7.519         7.863            4          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Turner
Mid-Cap
Growth
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          6.191         7.849            1*         N/A        N/A        N/A
2010  .        N/A          7.849         9.800            2          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .        N/A         10.029        10.472            2         10.460    10.480         3
2006  .        N/A         10.472        11.433            2         10.480    11.453         8
2007  .        N/A         11.433        11.706            2         11.453    11.739         8
2008  .        N/A         11.706         7.084            1*        11.739     7.110         8
2009  .        N/A          7.084         8.570            1*         7.110     8.611         5
2010  .        N/A          8.570         9.917            1*         8.611     9.974         5
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2010
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          6.817     9.534        21
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2020
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2030
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP
Wilshire
2040
Profile
2007  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2008  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2009  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
2010  .        N/A          N/A          N/A             N/A          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
LVIP Wilshire Conservative Profile
2005  .          5          N/A          N/A             N/A         10.012    10.257       325
2006  .          7         10.282        10.998           16         10.257    11.015       338
2007  .          8         10.998        11.630           16         11.015    11.660       336
2008  .        N/A         11.630         9.306           32         11.660     9.340       334
2009  .         18          9.306        11.401           30          9.340    11.453       421
2010  .         18         11.401        12.362           37         11.453    12.431        36
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire Moderate Profile
2005  .       N/A          N/A             N/A         10.062        10.457            8         10.006        10.460
2006  .       N/A          N/A             N/A         10.457        11.474            8         10.460        11.483
2007  .      11.978        12.261            5         11.474        12.277            8          N/A          N/A
2008  .      12.261         8.805            5         12.277         8.821            9         11.813         8.837
2009  .       8.805        11.035            5          8.821        11.060            7          8.837        11.085
2010  .      11.035        12.092            4         11.060        12.126            3          N/A          N/A
---------    ------        ------          ---         ------        ------            -         ------        ------
LVIP Wilshire Moderately Aggressive Profile
2005  .       N/A          N/A             N/A         10.310        10.634            2         10.000        10.637
2006  .       N/A          N/A             N/A         10.634        11.885            2         10.637        11.895
2007  .       N/A          N/A             N/A          N/A          N/A             N/A         11.895        12.797
2008  .       N/A          N/A             N/A          N/A          N/A             N/A         12.797         8.348
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          8.348        10.553
2010  .       N/A          N/A             N/A          N/A          N/A             N/A         10.553        11.653
---------    ------        ------          ---         ------        ------          ---         ------        ------
MFS VIT Core Equity
2001  .      10.000        11.884(1)         1*        10.000        11.886(1)         1*        10.000        11.888(1)
2002  .      11.884         8.181            1*        11.886         8.186          N/A         11.888         8.192
2003  .       8.181        10.204          N/A          N/A          N/A             N/A          8.192        10.227
2004  .      10.204        11.221            1*         N/A          N/A             N/A         10.227        11.259
2005  .      11.221        11.173            1*         N/A          N/A             N/A         11.259        11.220
2006  .      11.173        12.442            1*         N/A          N/A             N/A         11.220        12.508
2007  .       N/A          N/A             N/A          N/A          N/A             N/A         12.508        13.621
2008  .       N/A          N/A             N/A          N/A          N/A             N/A         13.621         8.117
2009  .       N/A          N/A             N/A          N/A          N/A             N/A          8.117        10.542
2010  .       N/A          N/A             N/A          N/A          N/A             N/A         10.542        12.100
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Growth Series
2001  .      10.000        12.125(1)         1*        10.000        11.039(2)         4          8.165         5.323
2002  .      12.125         7.869            1*        11.039         7.168            1*         5.323         3.458
2003  .       7.869        10.032            1*         7.168         9.143            4          3.458         4.413
2004  .      10.032        11.095            1*         9.143        10.117            4          4.413         4.886
2005  .      11.095        11.857            1*        10.117        10.818            4          4.886         5.227
2006  .      11.857        12.520            1*        10.818        11.428            4          5.227         5.524
2007  .      12.520        14.849            1*        11.428        13.560            4          5.524         6.558
2008  .      14.849         9.100            1*        13.560         8.313            4          6.558         4.023
2009  .       9.100        12.261            1*         8.313        11.207            4          4.023         5.426
2010  .       N/A          N/A             N/A         11.207        12.655            2          5.426         6.130
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Total Return Series
2001  .      10.000        10.629(1)         1*        10.000        10.630(1)         8         11.123        10.927
2002  .      10.629         9.871           29         10.630         9.877           18         10.927        10.158
2003  .       9.871        11.235           45          9.877        11.248           64         10.158        11.573
2004  .      11.235        12.240           51         11.248        12.259           74         11.573        12.620
2005  .      12.240        12.321           40         12.259        12.347           66         12.620        12.717
2006  .      12.321        13.495           36         12.347        13.530           63         12.717        13.942
2007  .      13.495        13.762           36         13.530        13.805           56         13.942        14.232
2008  .      13.762        10.489           28         13.805        10.527           42         14.232        10.858
2009  .      10.489        12.115           26         10.527        12.165           39         10.858        12.555
2010  .      12.115        13.032           24         12.165        13.093           22         12.555        13.519
---------    ------        --------        ---         ------        --------        ---         ------        --------
MFS VIT Utilities Series
2001  .      10.000         9.842(1)         1*        10.000         9.355(2)        18          9.892         7.340
2002  .       9.842         7.445          N/A          9.355         7.080            3          7.340         5.558
2003  .       N/A          N/A             N/A          7.080         9.423            2          5.558         7.401
2004  .       N/A          N/A             N/A          9.423        12.012            2          7.401         9.439
2005  .      13.047        14.432            1*        12.012        13.745            2          9.439        10.807
2006  .      14.432        18.544            1*        13.745        17.671            3         10.807        13.900
2007  .      18.544        23.210            1*        17.671        22.128            5         13.900        17.415
2008  .      23.210        14.162            1*        22.128        13.509            2         17.415        10.637
2009  .      14.162        18.463            1*        13.509        17.620            1*        10.637        13.881
2010  .      18.463        20.563            1*        17.620        19.634            1*        13.881        15.476
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire Moderate Profile
2005  .          6         10.008        10.469           18         10.000    10.475         6
2006  .          7         10.469        11.510           43         10.475    11.528        64
2007  .        N/A         11.510        12.340           38         11.528    12.372        70
2008  .          1*        12.340         8.884           73         12.372     8.916        42
2009  .          1*         8.884        11.162           83          8.916    11.213        45
2010  .        N/A         11.162        12.261           57         11.213    12.330        44
---------      ---         ------        ------           --         ------    ------        --
LVIP Wilshire Moderately Aggressive Profile
2005  .          6          N/A          N/A             N/A         10.122    10.652        20
2006  .          8         11.223        11.923           33         10.652    11.941        83
2007  .         11         11.923        12.847           27         11.941    12.880        82
2008  .          2         12.847         8.393           27         12.880     8.423        74
2009  .          2          8.393        10.625           21          8.423    10.674        70
2010  .          2         10.625        11.751           22         10.674    11.816        59
---------      ---         ------        ------          ---         ------    ------        --
MFS VIT Core Equity
2001  .          1*        10.000        11.893(1)         1*         N/A        N/A        N/A
2002  .          1*        11.893         8.208           19          N/A        N/A        N/A
2003  .          2          8.208        10.263           18          8.218    10.285         2
2004  .          1*        10.263        11.315           18         10.285    11.351         2
2005  .          1*        11.315        11.293           15         11.351    11.340         1*
2006  .          1*        11.293        12.608           14         11.340    12.673         1*
2007  .          1*        12.608        13.750           13          N/A        N/A        N/A
2008  .          1*        13.750         8.207           12          N/A        N/A        N/A
2009  .          1*         8.207        10.675            7          N/A        N/A        N/A
2010  .          1*        10.675        12.271            7          N/A        N/A        N/A
---------      ---         ------        --------        ---         ------    ------       ---
MFS VIT Growth Series
2001  .         38          8.170         5.334          121          N/A        N/A        N/A
2002  .         35          5.334         3.471          140          N/A        N/A        N/A
2003  .          1*         3.471         4.436           29          7.904    10.112         2
2004  .          1*         4.436         4.918           29         10.112    11.223         2
2005  .          1*         4.918         5.269           21         11.223    12.037         2
2006  .          1*         5.269         5.578           22         12.037    12.754         2
2007  .          1*         5.578         6.632           19         12.754    15.179         2
2008  .          8          6.632         4.074           22         15.179     9.334         2
2009  .          1*         4.074         5.503           20          9.334    12.621         1*
2010  .          1*         5.503         6.226           22         12.621    14.294         1*
---------      ---         ------        --------        ---         ------    ------       ---
MFS VIT Total Return Series
2001  .         90         11.128        10.948          358          N/A        N/A        N/A
2002  .        212         10.948        10.193          550          N/A        N/A        N/A
2003  .         59         10.193        11.631          293          9.918    11.328        45
2004  .         72         11.631        12.702          445         11.328    12.384       143
2005  .         54         12.702        12.819          481         12.384    12.510       171
2006  .         39         12.819        14.075          419         12.510    13.750       160
2007  .         31         14.075        14.389          338         13.750    14.071       133
2008  .         26         14.389        10.994          309         14.071    10.762       101
2009  .         35         10.994        12.731          279         10.762    12.475        88
2010  .         26         12.731        13.729          226         12.475    13.466        97
---------      ---         ------        --------        ---         ------    ------       ---
MFS VIT Utilities Series
2001  .         88          9.898         7.356          288          N/A        N/A        N/A
2002  .         61          7.356         5.579          202          N/A        N/A        N/A
2003  .          8          5.579         7.439           43          7.478     9.983        16
2004  .          8          7.439         9.502           55          9.983    12.763        20
2005  .          8          9.502        10.895           57         12.763    14.649        42
2006  .         15         10.895        14.035           65         14.649    18.890        43
2007  .          6         14.035        17.610           56         18.890    23.725        37
2008  .          3         17.610        10.772           46         23.725    14.528        36
2009  .          1*        10.772        14.079           44         14.528    19.006        30
2010  .          2         14.079        15.719           38         19.006    21.242        25
---------      ---         ------        --------        ---         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001  .      10.000        11.996(1)         1*        10.000        11.997(1)         1*        10.000        11.999(1)
2002  .      11.996         8.316           16         11.997         8.320            1*        11.999         8.326
2003  .       8.316        10.450           14          8.320        10.461            5          8.326        10.473
2004  .      10.450        11.926            2         10.461        11.944            5         10.473        11.964
2005  .      11.926        13.309            2         11.944        13.336            5         11.964        13.365
2006  .      13.309        14.978            4         13.336        15.016            5         13.365        15.056
2007  .      14.978        18.006            2         15.016        18.061            4         15.056        18.119
2008  .      18.006        10.005            1*        18.061        10.040            3         18.119        10.077
2009  .      10.005        12.919            1*        10.040        12.971            3         10.077        13.025
2010  .      12.919        16.364            1*        12.971        16.438            3         13.025        16.515
---------    ------        --------         --         ------        --------          -         ------        --------
Neuberger Berman AMT Regency Portfolio
2001  .      10.000        11.144(1)         1*        10.000        11.146(1)         1*        10.000        11.147(1)
2002  .      11.144         9.780          N/A         11.146         9.783            1*        11.147         9.792
2003  .       9.419        13.045            1*         9.783        13.047            2          9.387        13.075
2004  .      13.045        15.662            1*        13.047        15.672            3         13.075        15.713
2005  .      15.662        17.211            5         15.672        17.231            3         15.713        17.285
2006  .      17.211        18.773            5         17.231        18.803            2         17.285        18.872
2007  .      18.773        19.028            1*        18.803        19.068            1*        18.872        19.148
2008  .      19.028        10.115            1*        19.068        10.142            1*        19.148        10.189
2009  .      10.115        14.545            1*        10.142        14.591            1*         N/A          N/A
2010  .      14.545        18.009            1*        14.591        18.074            1*         N/A          N/A
---------    ------        --------        ---         ------        --------          -         ------        --------
PIMCO VIT Commodity Real Return
2009  .      12.525        12.479            1*         N/A          N/A             N/A          N/A          N/A
2010  .      12.479        15.214            1*         N/A          N/A             N/A         12.487        15.239
---------    ------        --------        ---         ------        --------        ---         ------        --------
Putnam VT Global Health Care Fund
2001  .      10.000        10.560(1)         1*        10.000        10.564(1)         1*        10.000        10.564(1)
2002  .      10.560         8.255            2         10.564         8.261          N/A         10.564         8.264
2003  .       8.255         9.590            2          N/A          N/A             N/A          8.264         9.610
2004  .       9.590        10.079            4          N/A          N/A             N/A          9.610        10.111
2005  .      10.079        11.195            2          N/A          N/A             N/A         10.111        11.241
2006  .      11.195        11.291            2          N/A          N/A             N/A         11.241        11.349
2007  .      11.291        11.012            2          N/A          N/A             N/A         11.349        11.079
2008  .      11.012         8.960            1*         N/A          N/A             N/A         11.079         9.024
2009  .       8.960        11.074            1*         N/A          N/A             N/A          9.024        11.167
2010  .      11.074        11.135            1*         N/A          N/A             N/A         11.167        11.239
---------    ------        --------        ---         ------        --------        ---         ------        --------
Putnam VT Growth and Income Fund
2001  .      10.000        10.856(1)         1*        10.000        10.858(1)         1*        10.000        10.859(1)
2002  .      10.856         8.628            1*        10.858         8.636          N/A         10.859         8.641
2003  .       8.628        10.783            1*         8.986        10.801            1*         8.641        10.810
2004  .      10.783        11.756            2         10.801        11.782            1*        10.810        11.797
2005  .      11.756        12.138            1*        11.782        12.170            1*        11.797        12.192
2006  .      12.138        13.805            1*        12.170        13.848            1*        12.192        13.880
2007  .      13.805        12.727            1*        13.848        12.773            4         13.880        12.809
2008  .      12.727         7.654            1*        12.773         7.687            4         12.809         7.712
2009  .       7.654         9.749            1*         7.687         9.795            4          7.712         9.833
2010  .       9.749        10.942            1*         9.795        10.998            4          9.833        11.046
---------    ------        --------        ---         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001  .          1*        10.000        12.004(1)         1*         N/A        N/A        N/A
2002  .          8         12.004         8.343           20          N/A        N/A        N/A
2003  .          9          8.343        10.510           56          8.353    10.534        25
2004  .          7         10.510        12.024           65         10.534    12.063        36
2005  .          6         12.024        13.453           69         12.063    13.510        20
2006  .          5         13.453        15.177           61         13.510    15.256        14
2007  .          4         15.177        18.292           57         15.256    18.406        14
2008  .          2         18.292        10.189           47         18.406    10.263        12
2009  .          1*        10.189        13.189           42         10.263    13.298        26
2010  .          1*        13.189        16.748           31         13.298    16.903        16
---------        -         ------        --------         --         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2001  .          1*        10.000        11.150(1)         1*         N/A        N/A        N/A
2002  .        N/A         11.150         9.809           18          N/A        N/A        N/A
2003  .          1*         9.809        13.107           55          9.823    13.139        25
2004  .          1*        13.107        15.776           58         13.139    15.830        29
2005  .          1*        15.776        17.380           52         15.830    17.457        28
2006  .          1*        17.380        19.005           49         17.457    19.108        25
2007  .          1*        19.005        19.311           38         19.108    19.435        24
2008  .          1*        19.311        10.291           32         19.435    10.368        26
2009  .        N/A         10.291        14.836           26         10.368    14.961         9
2010  .        N/A         14.836        18.414           19         14.961    18.589         9
---------      ---         ------        --------         --         ------    ------       ---
PIMCO VIT
Commodity
Real
Return
2009  .        N/A         10.422        12.499            3          9.877    12.507         4
2010  .          1*        12.499        15.276            6         12.507    15.301         4
---------      ---         ------        --------         --         ------    ------       ---
Putnam VT Global Health Care Fund
2001  .          1*        10.000        10.567(1)         1*         N/A        N/A        N/A
2002  .          2         10.567         8.279            5          N/A        N/A        N/A
2003  .          2          8.279         9.641           29          8.291     9.664         4
2004  .          2          9.641        10.159           33          9.664    10.193         4
2005  .          2         10.159        11.311           31         10.193    11.361         4
2006  .          2         11.311        11.437           34         11.361    11.499         3
2007  .          2         11.437        11.182           35         11.499    11.254         2
2008  .          2         11.182         9.121           31         11.254     9.189         3
2009  .          1*         9.121        11.305           27          9.189    11.400         1*
2010  .          1*        11.305        11.394           28          N/A        N/A        N/A
---------      ---         ------        --------         --         ------    ------       ---
Putnam VT Growth and Income Fund
2001  .          1*        10.000        10.862(1)         1*         N/A        N/A        N/A
2002  .          4         10.862         8.654            8          N/A        N/A        N/A
2003  .          4          8.654        10.844           20          8.668    10.871         2
2004  .          4         10.844        11.851           20         10.871    11.894         6
2005  .          2         11.851        12.267           19         11.894    12.323         4
2006  .          2         12.267        13.986           17         12.323    14.064         4
2007  .          2         13.986        12.926           15         14.064    13.011         4
2008  .          2         12.926         7.794           14         13.011     7.854         4
2009  .          2          7.794         9.953            5          7.854    10.038         4
2010  .          1*         9.953        11.197            3         10.038    11.305         4
---------      ---         ------        --------         --         ------    ------       ---


* All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/21/01 with an initial unit value of $10.

(4) Commenced business on 9/17/01 with an initial unit value of $10.

(5) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(6) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(7) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(8) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(9) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(10) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.

                                                                                                            1) i4LIFE(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT (VERSION 4)
                                                                                                            (PRIOR VERSIONS MAY
                                                                                                            VARY)
                                                                                                            2) 4LATER(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT
                                                                                                            3) GUARANTEED INCOME
                                                                                                            BENEFIT FOR PURCHASERS
                     LINCOLN                                                                                OF LINCOLN LIFETIME
                     SMARTSECURITY(R)                                                                       INCOME(SM) ADVANTAGE
                     ADVANTAGE 1-YR.                                                                        4) GUARANTEED INCOME
                     AUTOMATIC STEP-UP     LINCOLN LIFETIME                                                 BENEFIT FOR PURCHASERS
                     (PRIOR VERSIONS       INCOME(SM)                                                       OF LINCOLN LIFETIME
                     MAY VARY)             ADVANTAGE 2.0         i4LIFE(R) ADVANTAGE   4LATER(R) ADVANTAGE  INCOME(SM) ADVANTAGE 2.0
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview         Designed to guarantee Designed to guarantee Designed to provide   Designed to          Designed to use the
                     that if you make your that if you make your an income program     guarantee today a    Income Base established
                     first withdrawal on   first withdrawal on   that combines         future minimum       under 4LATER(R)
                     or after the date you or after the date you variable lifetime     payout floor for     Advantage (if 4LATER(R)
                     reach age 65, you are reach age 55 you are  income payments and a i4LIFE(R) Advantage  Advantage Guaranteed
                     guaranteed income for guaranteed income for death benefit with    regular income       Income Benefit is
                     your life (and your   your life (and your   the ability to make   payments, regardless elected) or the Account
                     spouse's, under Joint spouse's, under Joint withdrawals during a  of investment        Value* established under
                     Life version), even   Life version). Also   defined period.       performance, by      i4LIFE(R) Advantage (if
                     after the entire      includes age-based                          providing an Income  i4LIFE(R) Advantage
                     amount of purchase    increases to the                            Base during the      Guaranteed Income
                     payments has been     withdrawal amount.                          accumulation period  Benefit is elected) or
                     returned to you                                                   that can be used to  the greater of the
                     through periodic                                                  establish in the     Income Base or Account
                     withdrawals. If                                                   future a Guaranteed  Value under LINCOLN
                     lifetime withdrawals                                              Income Benefit with  LIFETIME INCOME(SM)
                     are not in effect,                                                i4LIFE(R) Advantage. Advantage 2.0 (for prior
                     you may make periodic                                                                  purchasers of LINCOLN
                     withdrawals of the                                                                     LIFETIME INCOME(SM)
                     Guaranteed Amount.                                                                     Advantage 2.0) to
                                                                                                            provide a minimum payout
                                                                                                            floor for i4LIFE(R)
                                                                                                            Advantage regular income
                                                                                                            payments, regardless of
                                                                                                            investment performance.

                                                                                                            * Can instead use the
                                                                                                            remaining Guaranteed
                                                                                                            Amount under LINCOLN
                                                                                                            SMARTSECURITY(R)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage.

2.  Current Fee      0.65% (Single Life)   Single life option    Varies based on       0.65% of Income Base 1) 0.65% added to the
                     or 0.80% (Joint Life) 1.05% of Income Base  product and death                          i4LIFE(R) Advantage
                     of Guaranteed Amount  Joint life option     benefit option                             charge (0.85% if Joint
                                           1.25% of Income Base  (assessed as a % of                        Life Option is chosen)
                                                                 account value, and                         i4LIFE(R) Advantage
                                                                 only during annuity                        Guaranteed Income
                                                                 payout phase)                              Benefit Version 4 (0.65%
                                                                                                            for 4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit,)

                                                                                                            2) 0.50% added to the
                                                                                                            i4LIFE(R) Advantage
                                                                                                            charge (i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit Version
                                                                                                            3) (assessed as a % of
                                                                                                            account value, and only
                                                                                                            during annuity payout
                                                                                                            phase)

                                                                                                            3) Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0, 1.05%

                                                                                                            (single life
                                                                                                            option) or 1.25 (joint
                                                                                                            life option) which is
                                                                                                            the total charge for
                                                                                                            i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit initially
                                                                                                            (assessed as a % of the
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base or Account
                                                                                                            Value, if greater).

3.  Guaranteed       1.50% of Guaranteed   2.00% of Income Base  Same as current fee   1.50% of Income Base 1) 2.00% added to the
    Maximum Fee      Amount                                                                                 i4LIFE(R) Advantage
                                                                                                            charge (assessed as a %
                                                                                                            of account value, and
                                                                                                            only during annuity
                                                                                                            payout phase)

                                                                                                            2) 2.00% total charge
                                                                                                            for i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0. (assessed as a % of
                                                                                                            the LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base).

4.  Withdrawals      Yes - 5% annually     Yes - Age-based       Yes, during Access    Yes, only after you  No
    Permitted                              (4-5%) annually       Period                elect i4LIFE(R)
                                                                                       Advantage

5.  Payments for     Yes (if conditions    Yes (if conditions    Yes (if conditions    If elect i4LIFE(R)   Yes (if conditions
    Life             are met)              are met)              are met)              Advantage            are met)

6.  Potential        Purchase Payments     Purchase Payments     N/A                   Purchase Payments    Automatic Annual
    Increases to     Automatic Annual      5% Enhancements                             15% Enhancements     Step-Ups Prior versions
    Guaranteed       Step-Ups              Automatic Annual                            (every 3 years)      will have different
    Amount, Income   (if conditions are    Step-Ups                                    Resets to contract   Step-Up provisions
    Base, or         met)                  (if conditions are                          value                (if conditions are met)
    Guaranteed                             met)                                        (if conditions are
    Income Benefit                                                                     met)
    (as applicable)

7.  Investment       Option 3 (different   Option 3 (different   None                  Option 3 (different  Option 3 (different
    Requirements     Investment            Investment                                  Investment           Investment Requirements
                     Requirements may      Requirements may                            Requirements may     may apply depending upon
                     apply depending upon  apply depending upon                        apply depending upon date of purchase. See
                     date of purchase. See date of purchase. See                       date of purchase.    Investment Requirements
                     Investment            Investment                                  See Investment       section of prospectus
                     Requirements section  Requirements section                        Requirements section for more details)
                     of prospectus for     of prospectus for                           of prospectus for
                     more details)         more details)                               more details)

8.  Ability to Make  Yes, after the first  Yes--may impact the   No (non-qualified     Yes                  No
    Additional       rider anniversary, if charge (Cumulative    contracts) Yes,
    Purchase         cumulative payments   purchase payments in  during Access Period,
    Payments if      are over $100,000 and excess of $100,000    unless 4LATER(R)
    Contract Value   prior Home Office     require Home Office   Advantage Guaranteed
    is greater than  approval is provided  approval.)            Income Benefit or
    zero                                                         i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit has been
                                                                 elected (qualified
                                                                 contracts) No, for
                                                                 purchasers of LINCOLN
                                                                 LIFETIME INCOME(SM)
                                                                 Advantage 2.0 if
                                                                 i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit (Version 4)
                                                                 has been elected


9.  Spousal          Yes                   No                    No                    Yes (prior to        No
    Continuation                                                                       Periodic Income
                                                                                       Commencement Date)

10. Ability to       Yes, after 5 years    Yes, after 5 Years    No (non-qualified     Yes, after 3 years   Yes, after 3 years
    Cancel Rider     following the later                         contracts)            following the later  following the later of
                     of rider effective                                                of rider effective   rider effective date or
                     date or contractowner                       Yes, at any time      date or most recent  most recent Reset (if
                     -elected step-up                            (qualified contracts) Reset                4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit is elected or
                                                                                                            purchasers of LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage 2.0 elect the
                                                                                                            Guaranteed Income
                                                                                                            Benefit) Yes, at any
                                                                                                            time (if i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit is
                                                                                                            elected) Yes, after 5
                                                                                                            years following the
                                                                                                            rider effective date for
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0

11. Nursing Home     No                    Yes                   No                    No                   No
    Benefit                                (subject to state
                                           availability)

12. May Elect Other  No                    No                    Limited to Guaranteed No (prior to         Limited to i4LIFE(R)
    Living Benefit                                               Income Benefit        Periodic Income      Advantage
    Riders                                                                             Commencement Date)

                              SAI 2

Lincoln ChoicePlus IISM Access
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlus IISM Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                               PROSPECTUS 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


We do offer variable annuity contracts that have lower fees. Currently, there is no fixed account offered in this product.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):

     Invesco V.I. Capital Appreciation Fund*
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth and Income Portfolio*

     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):

     American Century Investments VP Inflation Protection Fund*

American Funds Insurance SeriesSM (Class 2):

     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*

BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*

     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series

     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio*

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund

     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*

     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Inflation Protected Bond Fund

     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund*

     LVIP Delaware Growth and Income Fund*

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Dimensional Non-U.S. Equity Fund*
     LVIP Dimensional U.S. Equity Fund*
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund

     LVIP Janus Capital Appreciation Fund

     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund

     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

     LVIP SSgA Developed International 150 Fund

     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund

     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund

     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Total Bond Fund*

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP 2010 Profile Fund*
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund*
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund*
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund*
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)
Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series

     MFS (Reg. TM) VIT Total Return Series*

     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  7
Summary of Common Questions                                    15
The Lincoln National Life Insurance Company                    18
Variable Annuity Account (VAA)                                 19
Investments of the Variable Annuity Account                    19
Charges and Other Deductions                                   26
The Contracts                                                  33
 Purchase Payments                                             34
 Persistency Credits                                           34
 Transfers On or Before the Annuity Commencement Date          35
 Surrenders and Withdrawals                                    38
 Death Benefit                                                 40
 Investment Requirements                                       45
 Living Benefit Riders                                         50
 Lincoln Lifetime IncomeSM Advantage 2.0                       50
 Lincoln Lifetime IncomeSM Advantage                           59
 Lincoln SmartSecurity (Reg. TM) Advantage                     68
 i4LIFE (Reg. TM) Advantage                                    74
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     79
 4LATER (Reg. TM) Advantage                                    84
 Annuity Payouts                                               88
 Fixed Side of the Contract                                    96
Distribution of the Contracts                                  98
Federal Tax Matters                                            99
Additional Information                                        105
 Voting Rights                                                105
 Return Privilege                                             105
 Other Information                                            105
 Legal Proceedings                                            106
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   107
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage 2.0 - Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic

Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.


Purchase payments - Amounts paid into the contract other than persistency credits.


Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.




                      Contractowner Transaction Expenses:




 We also may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period
 account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the
Maximum Annual Withdrawal amount
 under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE
(Reg. TM) Advantage). See Fixed Side of the Con-
 tract.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.




                    Periodic Charges for the Base Contract:





Annual Account Fee:1                                                                  $35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge                                                   1.55%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.65%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge                                                   1.60%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.85%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.95%
Estate Enhancment Benefit (EEB)
  Mortality and Expense Risk Charge                                                   2.05%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     2.15%



1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee will be waived after the fifteenth contract year.

2 For contracts purchased before June 6, 2005 (or later depending on state approvals), the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A. In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

                    Optional Living Benefit Riders are available as set forth below.






Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus                             0.15%         0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:3
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A



1 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of December 31, 2010, these riders are no longer available for sale.

3 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  2.05%
Guarantee of Principal Death Benefit                                         2.10%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            2.35%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM)Advantage Rider Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  4.05%         4.05%
  Current Charge                                                             2.70%         2.90%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                  4.10%         4.10%
  Current Charge                                                             2.75%         2.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  4.35%         4.35%
  Current Charge                                                             3.00%         3.20%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.55%
  Current Charge                                                                    2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                         3.60%
  Current Charge                                                                    2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.85%
  Current Charge                                                                    2.85%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.55%
  Current Charge                                                                          2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                               3.60%
  Current Charge                                                                          2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.85%
  Current Charge                                                                          3.00%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0:                                                                    Single Life   Joint Life
Account Value Death Benefit plus                                                             1.65%*       1.65%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Guarantee of Principal Death Benefit plus                                                    1.70%*       1.70%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                       1.95%*       1.95%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%




* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of contract value or the Income
   Base (carried over from Lincoln Lifetime IncomeSM Advantage 2.0 less any Guaranteed Annual Income amounts paid since the last step-up). This charge is deducted from contract value on a quarterly basis and only on and after the periodic income commencement date. The charge may be increased upon an automatic annual step-up and decreased upon an Excess Withdrawal.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.40%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment)                                                                      7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.54%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       2.14%        0.54%




* 51 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2012.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2010:



(as a percentage of each fund's average net assets):

                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Thematic Growth Portfolio             0.75   %       0.25   %       0.24   %
AllianceBernstein VPS Growth and Income Portfolio                  0.55           0.25           0.08
AllianceBernstein VPS International Value Portfolio                0.75           0.25           0.10
AllianceBernstein VPS Large Cap Growth Portfolio                   0.75           0.25           0.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio                0.75           0.25           0.09
American Century Investments VP Inflation Protection Fund          0.48           0.25           0.01
American Funds Global Growth Fund                                  0.53           0.25           0.03
American Funds Global Small Capitalization Fund                    0.71           0.25           0.04
American Funds Growth Fund                                         0.32           0.25           0.02
American Funds Growth-Income Fund                                  0.27           0.25           0.02
American Funds International Fund                                  0.49           0.25           0.04
BlackRock Global Allocation V.I. Fund                              0.65           0.25           0.06
Delaware VIP (Reg. TM) Diversified Income Series(1)                0.60           0.30           0.10
Delaware VIP (Reg. TM) Emerging Markets Series(1)                  1.25           0.30           0.15
Delaware VIP (Reg. TM) High Yield Series(1)                        0.65           0.30           0.11
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)   0.50           0.30           0.10
Delaware VIP (Reg. TM) REIT Series(1)                              0.75           0.30           0.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                   0.73           0.30           0.10
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                   0.75           0.30           0.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                       0.65           0.30           0.10
Delaware VIP (Reg. TM) Value Series(1)                             0.65           0.30           0.10
DWS Alternative Asset Allocation Plus VIP Portfolio(2)             0.24           0.25           0.70
DWS Equity 500 Index VIP                                           0.20           0.25           0.13
DWS Small Cap Index VIP                                            0.35           0.25           0.17
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)           0.56           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio                     0.46           0.25           0.10
Fidelity (Reg. TM) VIP Growth Portfolio                            0.56           0.25           0.11
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                        0.56           0.25           0.10
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                       0.71           0.25           0.15
FTVIPT Franklin Income Securities Fund                             0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)            0.51           0.25           0.29
FTVIPT Mutual Shares Securities Fund                               0.60           0.25           0.14
FTVIPT Templeton Global Bond Securities Fund                       0.46           0.25           0.09
FTVIPT Templeton Growth Securities Fund                            0.74           0.25           0.03
Invesco V.I. Capital Appreciation Fund(7)                          0.62           0.25           0.29
Invesco V.I. Core Equity Fund(7)                                   0.61           0.25           0.28
Invesco V.I. International Growth Fund(7)                          0.71           0.25           0.33
Janus Aspen Balanced Portfolio                                     0.55           0.25           0.03
Janus Aspen Enterprise Portfolio                                   0.64           0.25           0.04
Janus Aspen Worldwide Portfolio(8)                                 0.59           0.25           0.06
LVIP American Global Growth Fund(9)                                0.53           0.55           0.48
LVIP American Global Small Capitalization Fund(9)                  0.71           0.55           0.45
LVIP American Growth Fund(9)                                       0.32           0.55           0.15



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Thematic Growth Portfolio             0.00   %       1.24   %
AllianceBernstein VPS Growth and Income Portfolio                  0.00           0.88
AllianceBernstein VPS International Value Portfolio                0.00           1.10
AllianceBernstein VPS Large Cap Growth Portfolio                   0.00           1.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio                0.00           1.09
American Century Investments VP Inflation Protection Fund          0.00           0.74
American Funds Global Growth Fund                                  0.00           0.81
American Funds Global Small Capitalization Fund                    0.00           1.00
American Funds Growth Fund                                         0.00           0.59
American Funds Growth-Income Fund                                  0.00           0.54
American Funds International Fund                                  0.00           0.78
BlackRock Global Allocation V.I. Fund                              0.02           0.98
Delaware VIP (Reg. TM) Diversified Income Series(1)                0.00           1.00       -0.05   %   0.95   %
Delaware VIP (Reg. TM) Emerging Markets Series(1)                  0.00           1.70       -0.05       1.65
Delaware VIP (Reg. TM) High Yield Series(1)                        0.00           1.06       -0.05       1.01
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)   0.00           0.90       -0.05       0.85
Delaware VIP (Reg. TM) REIT Series(1)                              0.00           1.17       -0.05       1.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                   0.00           1.13       -0.05       1.08
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                   0.00           1.19       -0.05       1.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                       0.00           1.05       -0.05       1.00
Delaware VIP (Reg. TM) Value Series(1)                             0.00           1.05       -0.05       1.00
DWS Alternative Asset Allocation Plus VIP Portfolio(2)             1.39           2.58       -0.44       2.14
DWS Equity 500 Index VIP                                           0.00           0.58
DWS Small Cap Index VIP                                            0.05           0.82
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)           0.00           0.90
Fidelity (Reg. TM) VIP Equity-Income Portfolio                     0.00           0.81
Fidelity (Reg. TM) VIP Growth Portfolio                            0.00           0.92
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                        0.00           0.91
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                       0.00           1.11
FTVIPT Franklin Income Securities Fund                             0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)            0.01           1.06       -0.01       1.05
FTVIPT Mutual Shares Securities Fund                               0.00           0.99
FTVIPT Templeton Global Bond Securities Fund                       0.00           0.80
FTVIPT Templeton Growth Securities Fund                            0.00           1.02
Invesco V.I. Capital Appreciation Fund(7)                          0.00           1.16
Invesco V.I. Core Equity Fund(7)                                   0.00           1.14
Invesco V.I. International Growth Fund(7)                          0.00           1.29
Janus Aspen Balanced Portfolio                                     0.00           0.83
Janus Aspen Enterprise Portfolio                                   0.00           0.93
Janus Aspen Worldwide Portfolio(8)                                 0.00           0.90
LVIP American Global Growth Fund(9)                                0.00           1.56       -0.35       1.21
LVIP American Global Small Capitalization Fund(9)                  0.00           1.71       -0.31       1.40
LVIP American Growth Fund(9)                                       0.00           1.02       -0.03       0.99

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP American Growth-Income Fund(9)                                 0.27   %       0.55   %       0.19   %
LVIP American International Fund(9)                                 0.49           0.55           0.27
LVIP Baron Growth Opportunities Fund(10)                            1.00           0.25           0.09
LVIP BlackRock Inflation Protected Bond Fund                        0.45           0.25           0.10
LVIP Capital Growth Fund                                            0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund(11)                     0.95           0.25           0.15
LVIP Columbia Value Opportunities Fund(12)                          1.05           0.25           0.21
LVIP Delaware Bond Fund                                             0.32           0.35           0.07
LVIP Delaware Diversified Floating Rate Fund                        0.60           0.25           0.18
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(13)   0.75           0.25           0.18
LVIP Delaware Growth and Income Fund                                0.35           0.35           0.07
LVIP Delaware Social Awareness Fund                                 0.39           0.35           0.08
LVIP Delaware Special Opportunities Fund                            0.40           0.35           0.08
LVIP Dimensional Non-U.S. Equity Fund(14)                           0.25           0.25           0.55
LVIP Dimensional U.S. Equity Fund(14)                               0.25           0.25           0.55
LVIP Global Income Fund(15)                                         0.65           0.25           0.15
LVIP J.P. Morgan High Yield Fund(16)                                0.65           0.25           0.21
LVIP Janus Capital Appreciation Fund(17)                            0.75           0.25           0.09
LVIP MFS International Growth Fund(18)                              0.90           0.25           0.15
LVIP MFS Value Fund                                                 0.64           0.25           0.07
LVIP Mid-Cap Value Fund(19)                                         0.94           0.25           0.14
LVIP Mondrian International Value Fund                              0.74           0.25           0.11
LVIP Money Market Fund                                              0.36           0.25           0.06
LVIP SSgA Bond Index Fund(20)                                       0.40           0.25           0.09
LVIP SSgA Conservative Index Allocation Fund(21)                    0.25           0.25           0.50
LVIP SSgA Conservative Structured Allocation Fund(21)               0.25           0.25           0.18
LVIP SSgA Developed International 150 Fund(22)                      0.75           0.25           0.18
LVIP SSgA Emerging Markets 100 Fund(23)                             1.09           0.25           0.21
LVIP SSgA Global Tactical Allocation Fund                           0.25           0.25           0.14
LVIP SSgA International Index Fund(24)                              0.40           0.25           0.24
LVIP SSgA Large Cap 100 Fund(25)                                    0.52           0.25           0.07
LVIP SSgA Moderate Index Allocation Fund(21)                        0.25           0.25           0.27
LVIP SSgA Moderate Structured Allocation Fund(21)                   0.25           0.25           0.07
LVIP SSgA Moderately Aggressive Index Allocation Fund(21)           0.25           0.25           0.21
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(21)                                                           0.25           0.25           0.10
LVIP SSgA Small/Mid Cap 200 Fund(26)                                0.69           0.25           0.12
LVIP SSgA S&P 500 Index Fund                                        0.22           0.25           0.08
LVIP SSgA Small-Cap Index Fund                                      0.32           0.25           0.12
LVIP T. Rowe Price Growth Stock Fund                                0.71           0.25           0.08
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                   0.74           0.25           0.09
LVIP Templeton Growth Fund                                          0.73           0.25           0.10
LVIP Total Bond Fund(27)                                            0.25           0.25           0.55
LVIP Turner Mid-Cap Growth Fund(28)                                 0.88           0.25           0.18



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP American Growth-Income Fund(9)                                 0.00   %       1.01   %   -0.07   %   0.94   %
LVIP American International Fund(9)                                 0.00           1.31       -0.13       1.18
LVIP Baron Growth Opportunities Fund(10)                            0.00           1.34       -0.05       1.29
LVIP BlackRock Inflation Protected Bond Fund                        0.02           0.82
LVIP Capital Growth Fund                                            0.00           1.06
LVIP Cohen & Steers Global Real Estate Fund(11)                     0.00           1.35       -0.22       1.13
LVIP Columbia Value Opportunities Fund(12)                          0.00           1.51       -0.09       1.42
LVIP Delaware Bond Fund                                             0.00           0.74
LVIP Delaware Diversified Floating Rate Fund                        0.00           1.03
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(13)   0.03           1.21       -0.20       1.01
LVIP Delaware Growth and Income Fund                                0.00           0.77
LVIP Delaware Social Awareness Fund                                 0.00           0.82
LVIP Delaware Special Opportunities Fund                            0.00           0.83
LVIP Dimensional Non-U.S. Equity Fund(14)                           0.48           1.53       -0.50       1.03
LVIP Dimensional U.S. Equity Fund(14)                               0.29           1.34       -0.50       0.84
LVIP Global Income Fund(15)                                         0.00           1.05       -0.05       1.00
LVIP J.P. Morgan High Yield Fund(16)                                0.00           1.11       -0.04       1.07
LVIP Janus Capital Appreciation Fund(17)                            0.00           1.09       -0.08       1.01
LVIP MFS International Growth Fund(18)                              0.00           1.30       -0.05       1.25
LVIP MFS Value Fund                                                 0.00           0.96
LVIP Mid-Cap Value Fund(19)                                         0.00           1.33       -0.04       1.29
LVIP Mondrian International Value Fund                              0.00           1.10
LVIP Money Market Fund                                              0.00           0.67
LVIP SSgA Bond Index Fund(20)                                       0.01           0.75       -0.09       0.66
LVIP SSgA Conservative Index Allocation Fund(21)                    0.16           1.16       -0.55       0.61
LVIP SSgA Conservative Structured Allocation Fund(21)               0.17           0.85       -0.23       0.62
LVIP SSgA Developed International 150 Fund(22)                      0.00           1.18       -0.38       0.80
LVIP SSgA Emerging Markets 100 Fund(23)                             0.00           1.55       -0.72       0.83
LVIP SSgA Global Tactical Allocation Fund                           0.63           1.27
LVIP SSgA International Index Fund(24)                              0.00           0.89       -0.03       0.86
LVIP SSgA Large Cap 100 Fund(25)                                    0.00           0.84       -0.18       0.66
LVIP SSgA Moderate Index Allocation Fund(21)                        0.17           0.94       -0.32       0.62
LVIP SSgA Moderate Structured Allocation Fund(21)                   0.17           0.74       -0.12       0.62
LVIP SSgA Moderately Aggressive Index Allocation Fund(21)           0.18           0.89       -0.26       0.63
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(21)                                                           0.18           0.78       -0.15       0.63
LVIP SSgA Small/Mid Cap 200 Fund(26)                                0.00           1.06       -0.29       0.77
LVIP SSgA S&P 500 Index Fund                                        0.00           0.55
LVIP SSgA Small-Cap Index Fund                                      0.00           0.69
LVIP T. Rowe Price Growth Stock Fund                                0.00           1.04
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                   0.00           1.08
LVIP Templeton Growth Fund                                          0.00           1.08
LVIP Total Bond Fund(27)                                            0.19           1.24       -0.50       0.74
LVIP Turner Mid-Cap Growth Fund(28)                                 0.00           1.31       -0.08       1.23

                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimburse-     reimburse-     reimburse-
                                                                   ments)   +     ments)   +     ments)   +
LVIP Vanguard Domestic Equity ETF Fund(29)                       0.25   %       0.25   %       0.55   %
LVIP Vanguard International Equity ETF Fund(29)                  0.25           0.25           0.55
LVIP Wells Fargo Intrinsic Value Fund(30)                        0.75           0.25           0.09
LVIP 2010 Profile Fund(31)                                       0.25           0.25           0.36
LVIP 2020 Profile Fund(31)                                       0.25           0.25           0.16
LVIP 2030 Profile Fund(31)                                       0.25           0.25           0.18
LVIP 2040 Profile Fund(31)                                       0.25           0.25           0.26
LVIP Conservative Profile Fund                                   0.25           0.25           0.05
LVIP Moderate Profile Fund                                       0.25           0.25           0.03
LVIP Moderately Aggressive Profile Fund                          0.25           0.25           0.04
MFS (Reg. TM) VIT Core Equity Series(32)                         0.75           0.25           0.26
MFS (Reg. TM) VIT Growth Series                                  0.75           0.25           0.10
MFS (Reg. TM) VIT Total Return Series(33)                        0.75           0.25           0.06
MFS (Reg. TM) VIT Utilities Series                               0.73           0.25           0.08
Neuberger Berman AMT Mid-Cap Growth Portfolio(34)                0.85           0.00           0.17
Neuberger Berman AMT Regency Portfolio(34)                       0.85           0.00           0.21
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(35)   0.74           0.25           0.04
Putnam VT Global Health Care Fund                                0.63           0.25           0.19
Putnam VT Growth & Income Fund                                   0.48           0.25           0.15



                                                                                                         Total
                                                                                                       Expenses
                                                                                  Total                 (after
                                                                                 Expenses     Total    Contractu
                                                                                 (before   Contractual    ua
                                                                  Acquired         any      waivers/   waivers/
                                                                    Fund         waivers/  reimburse-  reimburse
                                                                  Fees and      reimburse-    ments       e-
                                                                  Expenses  =     ments)    (if any)    ments)
LVIP Vanguard Domestic Equity ETF Fund(29)                       0.14   %       1.19   %   -0.50   %   0.69   %
LVIP Vanguard International Equity ETF Fund(29)                  0.26           1.31       -0.50       0.81
LVIP Wells Fargo Intrinsic Value Fund(30)                        0.00           1.09       -0.05       1.04
LVIP 2010 Profile Fund(31)                                       0.48           1.34       -0.31       1.03
LVIP 2020 Profile Fund(31)                                       0.49           1.15       -0.11       1.04
LVIP 2030 Profile Fund(31)                                       0.51           1.19       -0.13       1.06
LVIP 2040 Profile Fund(31)                                       0.53           1.29       -0.21       1.08
LVIP Conservative Profile Fund                                   0.65           1.20
LVIP Moderate Profile Fund                                       0.73           1.26
LVIP Moderately Aggressive Profile Fund                          0.76           1.30
MFS (Reg. TM) VIT Core Equity Series(32)                         0.00           1.26       -0.11       1.15
MFS (Reg. TM) VIT Growth Series                                  0.00           1.10
MFS (Reg. TM) VIT Total Return Series(33)                        0.00           1.06       -0.04       1.02
MFS (Reg. TM) VIT Utilities Series                               0.00           1.06
Neuberger Berman AMT Mid-Cap Growth Portfolio(34)                0.00           1.02
Neuberger Berman AMT Regency Portfolio(34)                       0.00           1.06
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(35)   0.12           1.15       -0.12       1.03
Putnam VT Global Health Care Fund                                0.00           1.07
Putnam VT Growth & Income Fund                                   0.00           0.88



(1) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2011 to April 30, 2012.

(2) Through April 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.39%). The agreement may be terminated with the consent of the fund's Board.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Service Class 2. These offsets may be discontinued at any time.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.11% for Service Class 2. These offsets may be discontinued at any time.

(6) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown in the expense table in "Acquired fund fees and expenses"). This reduction will continue until at least
    April 30, 2012.

(7) The Fund's advisor has contractually agreed through April 30, 2012, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(8) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Feeder Fund and the Master Fund. Other Expenses are based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2012.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2012.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.07% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(18) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average net assets of the Fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the Fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2012.

(21) Other Expenses and AFFE are based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2012.

(25) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund; 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2012.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2012.

(31) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(32) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2012.

(33) Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012.

(34) (NB) Neuberger Berman Management Inc. ("NBM") has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(35) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO.

    The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2012 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $673   $2,025    $3,381    $6,797


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $673   $2,025    $3,381    $6,797


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.


We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? For contracts issued on or after June 6, 2005 (or later in some states that have not approved the contract changes), a persistency credit of 0.10% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage (each a withdrawal benefit rider) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders) and Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided with this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base, automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) with the Guaranteed Income Benefit. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. By electing this benefit, you will be subject to Investment Requirements. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit at the time you terminate Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.


What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage Rider (LTC Rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive benefits equal to your purchase payments plus an additional amount equal to two times your purchase payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC Rider with any other Living Benefit rider. In addition, the

EEB Death Benefit is not available for purchasers of the LTC Rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC Rider is currently only available in a limited number of states. Check with your registered representative regarding availability. See the Lincoln Long-Term CareSM Advantage prospectus supplement for complete details regarding the LTC Rider.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Capital Appreciation Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.

     This fund is not available in contracts issued on or after November 15, 2010.



American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth.

     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund: Long-term growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Long-term growth.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth and income.
     This fund is not available in contracts issued on or after November 15, 2010.


  o International Fund: Long-term growth.

     This fund is not available in contracts issued on or after November 15, 2010.



BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.



Delaware VIP (Reg. TM)Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income. This fund is not available in contracts issued on or after November 15,
2010.

  o Limited-Term Diversified Income Series: Long-term total return.


  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.


  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.



DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital Appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not available in contracts issued on or after June 6, 2005.


  o Growth Portfolio: Capital appreciation.


  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund: Maximize income.


  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

     This fund is not available in contracts issued on or after May 23, 2011.


  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

     This fund is not available in contracts issued on or after June 30, 2009.


  o Templeton Growth Securities Fund: Long-term capital growth.

    (Subadvised by Templeton Asset Management Limited)
    This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after May 24, 2004.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Global Growth Fund: Long-term growth; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund: Long-term growth; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund: Long-term growth; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund: Long-term growth and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund: Long-term growth; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Real return.
     (Subadvised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is not available in contracts issued on or after May 23, 2011.


  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP J.P Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)


  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP Wilshire Aggressive Profile Fund)


  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Total Bond Fund: Total return consistent with capital appreciation. This fund will be available on or about May 23, 2011. Consult your financial advisor.


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
    (Subadvised by Metropolitan West Capital Management)
     This fund is only available in contracts issued on or after June 6, 2005.

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2010 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2020 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
    (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series: Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.


  o Growth Series: Capital appreciation.


  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.


  o Utilities Series: Total return.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC


  o Mid-Cap Growth Portfolio: Capital appreciation.
     This fund is not available in contracts issued on or after June 4, 2007.

  o Regency Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 4, 2007.



PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC and subadvised by Putnam Investments Limited.


  o Global Health Care Fund: Capital appreciation.
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     This fund is not available in contracts issued on or after May 24, 2004.

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        With Estate           Enhanced Guaranteed   Guarantee of
                                        Enhancement           Minimum death         Principal death   Account
                                        Benefit Rider (EEB)   benefit (EGMDB)       benefit           Value death benefit
                                        --------------------- --------------------- ----------------- --------------------
o   Mortality and expense risk charge          2.05%                 1.85%               1.60%               1.55%
o   Administrative charge                      0.10%                 0.10%               0.10%               0.10%
                                                ----                  ----                ----                ----
o   Total annual charge for each
    subaccount                                 2.15%                 1.95%               1.70%               1.65%

For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows:
EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

Account Fee


During the accumulation period, we will deduct $35 ($30 for contracts purchased prior to November 15, 2010) from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0, if elected. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up. By opting out of an Automatic Annual Step-up, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the percentage charge could increase to the then current charge on 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year.

During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract after the first Benefit Year, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts
- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income
Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for Riders purchased on or after October 5, 2009. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.


Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


As of December 31, 2010, (or 60 days after Lincoln Lifetime IncomeSM Advantage
2.0 is approved in your state, if later) this rider is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln

SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.


If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.


Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you will pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.00% (2.85% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.20% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current regular income payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version
4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:




  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM            $ 100,000
           Advantage 2.0
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM               $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit     $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                                $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                     $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                           $   5,000
  1/2/11   Recalculated Regular Income Payment                                                     $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000))



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:




  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charges will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:
2.70% for the i4LIFE (Reg. TM) Account Value death benefit; 2.75% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.00% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*

Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not equal or exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Persistency Credits

For contracts purchased on or after June 6, 2005 (or later in those states that have not approved the contract changes), contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.10%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.


The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:

 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.


Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


If you select i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed Side of the Contract - Interest Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date. You specifiy the applicable subaccounts, the baseline amount and the interval period.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit


The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary

 UPON DEATH OF:    AND...
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased   contractowner's estate
 annuitant         There is no contingent annuitant      The youngest contractowner
                                                        becomes the contingent annuitant
                                                        and the contract continues. The
                                                        contractowner may waive* this
                                                        continuation and receive the death
                                                        benefit proceeds.
annuitant         The contingent annuitant is living    contingent annuitant becomes the
                                                        annuitant and the contract continues
 annuitant**       No contingent annuitant allowed       designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.


Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005, (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).


For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an interest adjustment for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information


Only one of these death benefits may be in effect at any one time and these benefits terminate if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or you elect an annuitization option.


If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.


If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.95% or 1.65% for contracts issued prior to June 5, 2005.


The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.




                                                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...               INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0              On or after November 15, 2010                 Option 3
 Lincoln Lifetime IncomeSM Advantage                  February 19, 2008 through January 19, 2009    Option 2
                                                     On or after January 20, 2009                  Option 3
Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                       N/A
                                                     April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
 4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009       Option 1
                                                     On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                       N/A
Benefit (v.1)                                        On or after April 10, 2006                    Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009       Option 1
Benefit (v.2)                                        On or after January 20, 2009                  Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    October 6, 2008 through January 19, 2009      Option 2
Benefit (v.3)                                        On or after January 20, 2009                  Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                 Option 3
Benefit (v.4)


Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Delaware VIP (Reg. TM) Emerging Markets Series
o Delaware VIP (Reg. TM) High Yield Series
o Delaware VIP (Reg. TM) REIT Series
o Delaware VIP (Reg. TM) Small Cap Value Series

o Delaware VIP (Reg. TM) Smid Cap Growth Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio

o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Invesco V.I. International Growth Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund

o LVIP Delaware Special Opportunities Fund
o LVIP Dimensional Non-U.S. Equity Fund
o LVIP MFS International Growth Fund

o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund

o LVIP Vanguard International Equity ETF Fund
o LVIP 2040 Profile Fund

o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund


All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.


You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 25% of contract value    Investments cannot exceed 75% of contract value or Account Value
                                                      -----------------------------------------------------------------
or Account Value
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series

4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund
11. LVIP Total Bond Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                           --
Account Value
----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation Plus VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP 2030 Profile Fund oLVIP 2040 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series


To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            -----------------------------------------------------------------
or Account Value
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund




Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delaware VIP (Reg. TM) Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP (Reg. TM) REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series

6. AllianceBernstein VPS Global Thematic Growth
Portfolio
7. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Conservative Profile Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your Rider Continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.



Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);

 o A 5% Enhancement to the Income Base if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within a ten-year Enhancement period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Advantage, both annuity payout options. You must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this rider will depend upon your state's approval of this rider. Check with your registered representative regarding availability.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements- Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements - Option 3.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total Income Bases and Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives under any other Living Benefit riders. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement to the Income Base. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within a 10-year Enhancement period described below. If during any 10-year Enhancement period there are no Automatic Annual Step-ups the 5% Enhancements will stop at the end of the Enhancement period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement period) from the effective date of the rider. A new Enhancement period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first ten Benefit years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the tenth rider year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new 10-year Enhancement period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up.

As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):

                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $57,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the rider at age 57, your Guaranteed Annual Income percentage is 4%. If you waited until you were age 60 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (single life option)   you and your spouse's age)   (joint life option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At least 55 and under 59 1/2                  4%                            55-64                          4%
59 1/2+                                       5%                               65+                         5%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:

         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 58
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary



Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81).
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal death benefit, the EGMDB or the EEB rider. If the death benefit option in effect is the Account Value Death Benefit the beneficiary will not be eligible to receive the final payment(s). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option; or when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal; or

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option.

Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If you choose to drop your rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the 5th Benefit Year anniversary, the election must be made before the Annuity Commencement Date and by age 95 for nonqualified contracts or age 80 for qualified contracts. Elections made prior to the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 20 years or age 90. If you choose to drop the rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) after the 5th Benefit Year anniversary the election must be made before the Annuity Commencement Date and by age 86 for qualified contracts or age 99 for nonqualified contracts. Elections made after the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 15 years or age 85. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

For nonqualified contracts, the contractowner must elect the levelized option for regular income payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the EGMDB or the EEB rider, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of your prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
     The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to

200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.


This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.


By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives.


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:

         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contractowner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444).

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.


Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM)Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.


Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0).



Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed

Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg.
TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.


i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.


Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected EEB Death Benefit, you must elect a new death benefit. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM)
   Advantage with the EGMDB death benefit;

 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).


Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.


The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.


Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.


It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the greater of the Account Value or Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the contract value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the contract value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 15 years or the difference between your age (nearest birthday) and age 85.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts upon approval in your state. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:

         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:

 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.



Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.


The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.


Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:




  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, or regular income payments under i4LIFE (Reg.
TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.

 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described in the LTC Rider supplement, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider supplement), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.



Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (C Share)
                    Lincoln Life Variable Annuity Account N










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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AllianceBernstein VPS Global Thematic Growth
2003  .       N/A         N/A         N/A          2.788     3.944        881         7.379    10.447       1,091
2004  .       N/A         N/A         N/A          3.944     4.076          1*       10.447    10.810           4
2005  .       N/A         N/A         N/A          4.076     4.156          1*       10.810    11.032           3
2006  .       N/A         N/A         N/A          4.156     4.431          1*       11.032    11.773           3
2007  .       N/A         N/A         N/A          4.431     5.226          1*       11.773    13.898           4
2008  .       N/A         N/A         N/A          5.226     2.700          1*       13.898     7.189           2
2009  .       N/A         N/A         N/A          2.700     4.067          1*        7.189    10.839           5
2010  .       N/A         N/A         N/A          4.067     4.744          4        10.839    12.656           3
---------     --          --          ---          -----     -----        ---        ------    ------       -----
AllianceBernstein VPS Growth and Income
2003  .       N/A         N/A         N/A          7.889    10.257     23,386         8.667    11.281      22,863
2004  .      11.204     12.233          1*        10.257    11.221         83        11.281    12.354          58
2005  .      12.233     12.561          2         11.221    11.545         74        12.354    12.723          88
2006  .      12.561     14.425          2         11.545    13.285         61        12.723    14.655          80
2007  .      14.425     14.849          2         13.285    13.703         57        14.655    15.130          69
2008  .      14.849      8.645          1*        13.703     7.993         49        15.130     8.835          58
2009  .       8.645     10.213          1*         7.993     9.463         29         8.835    10.469          50
2010  .      10.213     11.309          1*         9.463    10.499         27        10.469    11.628          41
---------    ------     ------        ---         ------    ------     ------        ------    ------      ------
AllianceBernstein VPS International Value
2006  .       N/A         N/A         N/A         10.659    11.842         10        11.043    11.850           6
2007  .      12.521     12.257          1*        11.842    12.297         12        11.850    12.318          17
2008  .       N/A         N/A         N/A         12.297     5.651         16        12.318     5.666          19
2009  .       N/A         N/A         N/A          5.651     7.468         19         5.666     7.496          21
2010  .       N/A         N/A         N/A          7.468     7.662         18         7.496     7.698          21
---------    ------     ------        ---         ------    ------     ------        ------    ------      ------
AllianceBernstein VPS Large Cap Growth
2003  .       N/A         N/A         N/A          4.273     5.186      4,990         8.142     9.891         643
2004  .       N/A         N/A         N/A          5.186     5.527         38         9.891    10.551           1*
2005  .       N/A         N/A         N/A          5.527     6.243         28        10.551    11.931           1*
2006  .       N/A         N/A         N/A          6.243     6.101         31        11.931    11.672           2
2007  .       N/A         N/A         N/A          6.101     6.819         31        11.672    13.057           1*
2008  .       N/A         N/A         N/A          6.819     4.036         26        13.057     7.737           1*
2009  .       N/A         N/A         N/A          4.036     5.443         32         7.737    10.444           1*
2010  .       N/A         N/A         N/A          5.443     5.881         35        10.444    11.295           1*
---------    ------     ------        ---         ------    ------     ------        ------    ------      ------
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A         N/A         N/A         10.936    15.156      1,158        10.950    15.191         431
2004  .       N/A         N/A         N/A         15.156    17.751         22        15.191    17.811          11
2005  .       N/A         N/A         N/A         17.751    18.619         28        17.811    18.700          30
2006  .       N/A         N/A         N/A         18.619    20.915         27        18.700    21.027          22
2007  .       N/A         N/A         N/A         20.915    20.887         17        21.027    21.020          19
2008  .       N/A         N/A         N/A         20.887    13.201         13        21.020    13.298          17
2009  .       N/A         N/A         N/A         13.201    18.524          6        13.298    18.679          17
2010  .       N/A         N/A         N/A         18.524    23.065          7        18.679    23.282          14
---------    ------     ------        ---         ------    ------     ------        ------    ------      ------
American Century Investments VP Inflation Protection Fund
2004  .       9.991     10.392          1*         9.905    10.404         16        10.042    10.410          72
2005  .      10.392     10.360          3         10.404    10.393         50        10.410    10.410         143
2006  .      10.360     10.330          3         10.393    10.384         41        10.410    10.411         100
2007  .      10.330     11.105          3         10.384    11.185         30        10.411    11.226          76
2008  .      11.105     10.727         10         11.185    10.826         26        11.226    10.876          71
2009  .      10.727     11.608         20         10.826    11.740         39        10.876    11.806          58
2010  .      11.608     11.977         20         11.740    12.136         37        11.806    12.217          56
---------    ------     ------        ---         ------    ------     ------        ------    ------      ------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Funds Global Growth Fund
2004  .      10.267     11.252          1*        10.216    11.266           7       10.239    11.273          16
2005  .      11.252     12.601          2         11.266    12.641          23       11.273    12.662          27
2006  .      12.601     14.897          3         12.641    14.975          45       12.662    15.014          26
2007  .      14.897     16.795          3         14.975    16.917          31       15.014    16.978          25
2008  .      16.795     10.158         12         16.917    10.252          28       16.978    10.299          19
2009  .      10.158     14.190          9         10.252    14.350          27       10.299    14.431          18
2010  .      14.190     15.566          8         14.350    15.773          19       14.431    15.878          11
---------    ------     ------         --         ------    ------          --       ------    ------          --
American Funds Global Small Capitalization Fund
2003  .       N/A         N/A         N/A          5.627     8.497       3,621        9.969    15.071       9,573
2004  .      14.974     17.769          1*         8.497    10.104          82       15.071    17.937          29
2005  .      17.769     21.866          1*        10.104    12.458         135       17.937    22.139          51
2006  .      21.866     26.628          1*        12.458    15.201         135       22.139    27.042          46
2007  .      26.628     31.742          1*        15.201    18.157         102       27.042    32.332          54
2008  .      31.742     14.482          1*        18.157     8.301          76       32.332    14.796          38
2009  .      14.482     22.931          1*         8.301    13.170          47       14.796    23.498          31
2010  .      22.931     27.557          1*        13.170    15.858          62       23.498    28.323          25
---------    ------     ------        ---         ------    ------       -----       ------    ------       -----
American Funds Growth Fund
2003  .       9.130     12.262        836          5.368     7.224      70,637        9.164    12.344      52,948
2004  .      12.262     13.541          5          7.224     7.993         407       12.344    13.673         272
2005  .      13.541     15.445          6          7.993     9.136         461       13.673    15.643         362
2006  .      15.445     16.711          6          9.136     9.904         371       15.643    16.976         306
2007  .      16.711     18.431          5          9.904    10.945         316       16.976    18.779         272
2008  .      18.431     10.137          2         10.945     6.032         225       18.779    10.360         205
2009  .      10.137     13.873          2          6.032     8.272         283       10.360    14.221         181
2010  .      13.873     16.163          2          8.272     9.657         271       14.221    16.618         134
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
American Funds Growth-Income Fund
2003  .       9.066     11.786        831          8.456    11.015      49,158        9.101    11.867      84,704
2004  .      11.786     12.771         16         11.015    11.959         370       11.867    12.897         391
2005  .      12.771     13.268         31         11.959    12.449         406       12.897    13.439         522
2006  .      13.268     15.005         31         12.449    14.107         380       13.439    15.244         409
2007  .      15.005     15.473         24         14.107    14.576         286       15.244    15.767         363
2008  .      15.473      9.440          3         14.576     8.911         192       15.767     9.648         281
2009  .       9.440     12.162          3          8.911    11.503         164        9.648    12.468         241
2010  .      12.162     13.303          3         11.503    12.608         131       12.468    13.679         181
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
American Funds International Fund
2003  .       9.060     11.994        312          5.168     6.855      36,438        9.094    12.075      21,952
2004  .      11.994     14.049          3          6.855     8.045         165       12.075    14.186          76
2005  .      14.049     16.758          4          8.045     9.615         193       14.186    16.972         111
2006  .      16.758     19.573          5          9.615    11.253         187       16.972    19.882         103
2007  .      19.573     23.061         15         11.253    13.285         134       19.882    23.496         103
2008  .      23.061     13.102          3         13.285     7.563         113       23.496    13.389          69
2009  .      13.102     18.402          2          7.563    10.644          93       13.389    18.862          60
2010  .      18.402     19.371          2         10.644    11.227          71       18.862    19.915          50
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Blackrock Global Allocation VI
2009  .       N/A         N/A         N/A         10.424    11.569           5       10.450    11.576          14
2010  .       N/A         N/A         N/A         11.569    12.491          17       11.576    12.511          18
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.011     10.858          1*        10.207    10.872          25       10.080    10.878          56
2005  .      10.858     10.597          2         10.872    10.631         155       10.878    10.648         117
2006  .      10.597     11.190          3         10.631    11.248          86       10.648    11.277         107
2007  .      11.190     11.799          2         11.248    11.884          89       11.277    11.927         111
2008  .      11.799     11.015         19         11.884    11.117          79       11.927    11.168         111
2009  .      11.015     13.696         10         11.117    13.851          83       11.168    13.928         114
2010  .      13.696     14.503         10         13.851    14.696          51       13.928    14.793          95
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A         N/A         N/A         14.457    19.360           4       10.243    13.572           4
2005  .       N/A         N/A         N/A         19.360    24.206          13       13.572    16.986          28
2006  .       N/A         N/A         N/A         24.206    30.194          13       16.986    21.209          25
2007  .       N/A         N/A         N/A         30.194    41.137          20       21.209    28.925          23
2008  .       N/A         N/A         N/A         41.137    19.550          23       28.925    13.760          10
2009  .       N/A         N/A         N/A         19.550    34.167          14       13.760    24.072           7
2010  .       N/A         N/A         N/A         34.167    39.728           6       24.072    28.019           7
---------     --          --          ---         ------    ------          --       ------    ------          --
Delaware VIP (Reg. TM) High Yield Series
2003  .      10.282     12.981        180          8.425    10.658      31,016       10.322    13.071      16,226
2004  .      12.981     14.530          3         10.658    11.953          60       13.071    14.675          60
2005  .      14.530     14.741          1*        11.953    12.151          46       14.675    14.932          86
2006  .      14.741     16.235          1*        12.151    13.409          40       14.932    16.495          82
2007  .      16.235     16.343          2         13.409    13.526          46       16.495    16.655          68
2008  .      16.343     12.124          2         13.526    10.054          28       16.655    12.393          55
2009  .      12.124     17.693          1*        10.054    14.702          25       12.393    18.139          46
2010  .      17.693     19.959          1*        14.702    16.618          25       18.139    20.524          38
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A         N/A         N/A          N/A        N/A        N/A         10.141    10.197           5
2007  .       N/A         N/A         N/A          N/A        N/A        N/A         10.197    10.466           5
2008  .       N/A         N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A         N/A         N/A         11.144    11.298          44       10.413    11.349          16
2010  .       N/A         N/A         N/A         11.298    11.590          45       11.349    11.655          19
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) REIT Series
2003  .      10.965     14.395        226         11.748    15.453      13,348       11.006    14.491      10,383
2004  .      14.395     18.525          9         15.453    19.926          37       14.491    18.704          55
2005  .      18.525     19.432         19         19.926    20.944          37       18.704    19.679          72
2006  .      19.432     25.243         17         20.944    27.260          33       19.679    25.640          58
2007  .      25.243     21.266         15         27.260    23.012          30       25.640    21.666          46
2008  .      21.266     13.510          4         23.012    14.648          20       21.666    13.805          36
2009  .      13.510     16.344          2         14.648    17.756          12       13.805    16.752          28
2010  .      16.344     20.314          2         17.756    22.114          13       16.752    20.883          25
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) Small Cap Value Series
2003  .      10.915     15.179        304         12.061    16.806       9,098       10.954    15.280       4,836
2004  .      15.179     18.054         10         16.806    20.029          59       15.280    18.229          36
2005  .      18.054     19.345         19         20.029    21.504          65       18.229    19.590          81
2006  .      19.345     22.007         18         21.504    24.512          57       19.590    22.353          86
2007  .      22.007     20.126         16         24.512    22.462          39       22.353    20.504          59
2008  .      20.126     13.816          4         22.462    15.451          25       20.504    14.118          52
2009  .      13.816     17.844          6         15.451    19.995          20       14.118    18.289          43
2010  .      17.844     23.107          5         19.995    25.945          17       18.289    23.755          39
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2003  .       N/A         N/A         N/A          5.075     6.729       8,885       10.070    13.365      10,051
2004  .      13.276     14.638          5          6.729     7.434          61       13.365    14.780          31
2005  .      14.638     15.177          5          7.434     7.723          45       14.780    15.370          55
2006  .      15.177     15.991          5          7.723     8.154          38       15.370    16.244          38
2007  .      15.991     17.340          4          8.154     8.859          28       16.244    17.666          27
2008  .      17.340      9.045          5          8.859     4.630          20       17.666     9.243          23
2009  .       9.045     13.707          4          4.630     7.031          20        9.243    14.050          19
2010  .      16.268     18.393          4          8.358     9.454          22       16.713    18.909          16
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------
Delaware VIP (Reg. TM) US Growth Series
2003  .       N/A         N/A         N/A          8.101     9.830       9,742        8.110     9.851      13,590
2004  .       9.797      9.909          1*         9.830     9.962          24        9.851     9.993          31
2005  .       9.909     11.129          1*         9.962    11.211          10        9.993    11.257          30
2006  .      11.129     11.150          1*        11.211    11.254          10       11.257    11.313          28
2007  .      11.150     12.300          1*        11.254    12.440          10       11.313    12.517          27
2008  .      12.300      6.899          1*        12.440     6.992           6       12.517     7.042          23
2009  .       6.899      9.682          1*         6.992     9.831           3        7.042     9.912          18
2010  .       9.682     10.791          1*         9.831    10.980           2        9.912    11.081          10
---------    ------     ------        ---         ------    ------      ------       ------    ------      ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Value Series
2003  .       N/A         N/A         N/A          8.712     10.978        2,431        N/A         N/A         N/A
2004  .       N/A         N/A         N/A         10.978     12.373           11       11.195     12.631          27
2005  .      12.504     12.985          1*        12.373     12.876           19       12.631     13.157          38
2006  .      12.985     15.781          1*        12.876     15.678           20       13.157     16.037          37
2007  .      15.781     15.027          1*        15.678     14.960           15       16.037     15.317          26
2008  .      15.027      9.799          1*        14.960      9.775            9       15.317     10.018          21
2009  .       9.799     11.318          1*         9.775     11.312            9       10.018     11.606          19
2010  .      11.318     12.813          1*        11.312     12.832            7       11.606     13.178          18
---------    ------     ------        ---         ------     ------        -----       ------     ------        ----
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A         11.483     12.667            3        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        -----       ------     ------        ----
DWS VIP Equity 500 Index
2003  .       N/A         N/A         N/A         10.870     12.029        4,210       10.579     12.037       3,841
2004  .       N/A         N/A         N/A         12.029     13.053            9       12.037     13.074          50
2005  .       N/A         N/A         N/A         13.053     13.406           10       13.074     13.442          58
2006  .       N/A         N/A         N/A         13.406     15.197           15       13.442     15.252          42
2007  .       N/A         N/A         N/A         15.197     15.701           16       15.252     15.774          13
2008  .       N/A         N/A         N/A         15.701      9.677            9       15.774      9.732          10
2009  .       N/A         N/A         N/A          9.677     11.996            4        9.732     12.076          10
2010  .       N/A         N/A         N/A         11.996     13.513            4       12.076     13.617           8
---------    ------     ------        ---         ------     ------        -----       ------     ------       -----
DWS VIP Small Cap Index
2003  .       N/A         N/A         N/A         11.470     13.527       10,168       10.821     13.535       1,857
2004  .      13.510     15.580          1*        13.527     15.631           11       13.535     15.656           8
2005  .      15.580     15.905          1*        15.631     15.989           10       15.656     16.031          23
2006  .      15.905     18.298          1*        15.989     18.431           11       16.031     18.497          26
2007  .      18.298     17.574          1*        18.431     17.738           11       18.497     17.820           9
2008  .      17.574     11.330          1*        17.738     11.458            5       17.820     11.523           8
2009  .      11.330     14.044          1*        11.458     14.231            4       11.523     14.326           7
2010  .      14.044     17.386          1*        14.231     17.653            3       14.326     17.788           4
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       N/A         N/A         N/A          9.726     12.264       11,942        N/A         N/A         N/A
2004  .       N/A         N/A         N/A         12.264     13.892           37       12.291     13.937          37
2005  .      13.805     15.810          1*        13.892     15.941           67       13.937     16.008         107
2006  .      15.810     17.294          3         15.941     17.473           73       16.008     17.564         121
2007  .      17.294     19.915         11         17.473     20.161           80       17.564     20.286         121
2008  .      19.915     11.204          8         20.161     11.365           64       20.286     11.447          88
2009  .      11.204     14.899          8         11.365     15.143           64       11.447     15.268          84
2010  .      14.899     17.102          7         15.143     17.417           54       15.268     17.578          72
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2003  .       N/A         N/A         N/A          8.250     10.552        5,600        9.056     11.595       5,214
2004  .      11.516     12.575          1*        10.552     11.545           51       11.595     12.699          93
2005  .      12.575     13.032          2         11.545     11.989           66       12.699     13.200         108
2006  .      13.032     15.343          3         11.989     14.143           55       13.200     15.587          84
2007  .      15.343     15.253          3         14.143     14.088           42       15.587     15.543          80
2008  .      15.253      8.563          2         14.088      7.925           38       15.543      8.752          53
2009  .       8.563     10.918          3          7.925     10.125           35        8.752     11.192          49
2010  .      10.918     12.317          2         10.125     11.445           29       11.192     12.664          35
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Fidelity (Reg. TM) VIP Growth Portfolio
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          8.083     10.549       4,268
2004  .      10.477     10.606          1*         6.037      6.123            9       10.549     10.711          19
2005  .      10.606     10.985          1*         6.123      6.355           23       10.711     11.126          26
2006  .      10.985     11.492          1*         6.355      6.661           19       11.126     11.675          23
2007  .      11.492     14.289          2          6.661      8.299           24       11.675     14.560          18
2008  .      14.289      7.391          1*         8.299      4.301           23       14.560      7.554          13
2009  .       7.391      9.284          1*         4.301      5.414           19        7.554      9.518          12
2010  .       9.284     11.289          1*         5.414      6.596           20        9.518     11.607           9
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A         N/A         N/A         10.237     11.564           12       10.182    11.571         24
2006  .       N/A         N/A         N/A         11.564     12.786           27       11.571    12.806         39
2007  .       N/A         N/A         N/A         12.786     14.506           17       12.806    14.543         58
2008  .       N/A         N/A         N/A         14.506      8.617           22       14.543     8.648         36
2009  .       N/A         N/A         N/A          8.617     11.845           26        8.648    11.900         40
2010  .       N/A         N/A         N/A         11.845     14.981           15       11.900    15.064         37
---------     --          --          ---         ------     ------           --       ------    ------         --
Fidelity (Reg. TM) VIP Overseas Portfolio
2003  .       N/A         N/A         N/A          5.218      7.342       24,584        8.540    12.028      6,749
2004  .      11.944     13.286          1*         7.342      8.184           93       12.028    13.419         35
2005  .      13.286     15.492          2          8.184      9.562           86       13.419    15.695         69
2006  .      15.492     17.911          2          9.562     11.077           64       15.695    18.200         62
2007  .      17.911     20.581          2         11.077     12.754           56       18.200    20.976         57
2008  .      20.581     11.322          1*        12.754      7.030           49       20.976    11.575         50
2009  .      11.322     14.029          1*         7.030      8.728           32       11.575    14.385         41
2010  .      14.029     15.539          1*         8.728      9.687           29       14.385    15.981         31
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Franklin Income Securities
2006  .       N/A         N/A         N/A         10.115     11.222            2       10.599    11.229         10
2007  .       N/A         N/A         N/A         11.222     11.453           44       11.229    11.471         21
2008  .      11.181      7.883         19         11.453      7.925           35       11.471     7.945         16
2009  .       7.883     10.494          3          7.925     10.570           20        7.945    10.608         10
2010  .      10.494     11.607          3         10.570     11.714           22       10.608    11.768          5
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .       N/A         N/A         N/A          4.702      6.348       10,700        8.637    11.672      2,353
2004  .       N/A         N/A         N/A          6.348      6.961           41       11.672    12.811         40
2005  .       N/A         N/A         N/A          6.961      7.175           37       12.811    13.218         67
2006  .       N/A         N/A         N/A          7.175      7.671           35       13.218    14.146         64
2007  .       N/A         N/A         N/A          7.671      8.394           30       14.146    15.494         54
2008  .       N/A         N/A         N/A          8.394      4.748           26       15.494     8.773         48
2009  .       N/A         N/A         N/A          4.748      6.705           16        8.773    12.402         43
2010  .       N/A         N/A         N/A          6.705      8.417           15       12.402    15.584         34
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .       N/A         N/A         N/A          9.893     11.267            3       10.479    11.274          6
2007  .       N/A         N/A         N/A         11.267     11.467           25       11.274    11.486         15
2008  .      10.751      7.057         10         11.467      7.093           18       11.486     7.112          9
2009  .       7.057      8.732          2          7.093      8.795           14        7.112     8.827         10
2010  .       8.732      9.531          2          8.795      9.619           19        8.827     9.664         11
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.794      9.862          1*         N/A         N/A         N/A          9.763     9.879          3
2006  .       9.862     10.918          1*        10.144     10.952            1*       9.879    10.969          4
2007  .      10.918     11.899          1*        10.952     11.958            9       10.969    11.988         16
2008  .      11.899     12.405         16         11.958     12.492           21       11.988    12.537         31
2009  .      12.405     14.453         17         12.492     14.583           14       12.537    14.650         30
2010  .      14.453     16.238         15         14.583     16.417           12       14.650    16.509         23
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
FTVIPT Templeton Growth Securities Fund
2003  .       8.934     11.589        285          7.941     10.322        7,166        8.969    11.670      6,589
2004  .      11.589     13.200          1*        10.322     11.780           39       11.670    13.332         34
2005  .       N/A         N/A         N/A         11.780     12.614           39       13.332    14.290         74
2006  .       N/A         N/A         N/A         12.614     15.114           40       14.290    17.139         62
2007  .       N/A         N/A         N/A         15.114     15.215           28       17.139    17.271         51
2008  .       N/A         N/A         N/A         15.215      8.632           19       17.271     9.808         44
2009  .       N/A         N/A         N/A          8.632     11.132           16        9.808    12.661         37
2010  .       N/A         N/A         N/A         11.132     11.759           18       12.661    13.388         34
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----
Invesco V.I. Capital Appreciation
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         11.636    11.462          1*
2007  .       N/A         N/A         N/A          N/A         N/A         N/A         11.462    12.610          1*
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         12.610     7.123          1*
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          7.123     8.467          1*
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.467     9.604          1*
---------    ------     ------        ---         ------     ------       ------       ------    ------      -----

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Invesco V.I. Core Equity
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --      ------        --------     --          --          ---          --          --          ---
Invesco V.I. International Growth Fund
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          8.792     11.133       1,059
2004  .       N/A       N/A         N/A          N/A         N/A         N/A         11.133     13.560           1*
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         13.560     15.715           1*
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         15.715     19.788           2
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         19.788     22.298           1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --      ------        --------     --          --          ---         ------     ------       -----
Janus Aspen Balanced Portfolio
2003  .       N/A       N/A         N/A          9.786     10.947       1,237         9.800     10.973       1,789
2004  .       N/A       N/A         N/A         10.947     11.660          13        10.973     11.701          19
2005  .       N/A       N/A         N/A         11.660     12.348          14        11.701     12.403          26
2006  .       N/A       N/A         N/A         12.348     13.411           9        12.403     13.484          20
2007  .       N/A       N/A         N/A         13.411     14.549           8        13.484     14.643          14
2008  .       N/A       N/A         N/A         14.549     12.012           7        14.643     12.102          11
2009  .       N/A       N/A         N/A         12.012     14.839           6        12.102     14.964          13
2010  .       N/A       N/A         N/A         14.839     15.781           5        14.964     15.931          11
---------     --      ------        --------    ------     ------       -----        ------     ------       -----
Janus Aspen Enterprise Portfolio
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .       N/A       N/A         N/A         10.668     12.642           2        10.692     12.683           3
2005  .     12.562    13.815          1*        12.642     13.930           2        12.683     13.990           3
2006  .     13.815    15.366          1*        13.930     15.525           1*       13.990     15.608           1*
2007  .     15.366    18.364          1*        15.525     18.592           1*       15.608     18.709           1*
2008  .     18.364    10.120          1*        18.592     10.267           1*       18.709     10.342           1*
2009  .     10.120    14.350          1*        10.267     14.587           4        10.342     14.709           1*
2010  .     14.350    17.683          1*        14.587     18.010           2        14.709     18.178           1*
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----
Janus Aspen Worldwide
2003  .       N/A       N/A         N/A          N/A         N/A         N/A          8.422     10.256          27
2004  .       N/A       N/A         N/A          N/A         N/A         N/A         10.256     10.556           1*
2005  .       N/A       N/A         N/A          N/A         N/A         N/A         10.556     10.972           1*
2006  .       N/A       N/A         N/A          N/A         N/A         N/A         10.972     12.741           1*
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         12.741     13.720           1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         13.720      7.456           1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          7.456     10.087           1*
2010  .       N/A       N/A         N/A          N/A         N/A         N/A         10.087     11.473           1*
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----
LVIP Baron Growth Opportunities(4)
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          9.303     10.623           3
2007  .       N/A       N/A         N/A         10.876     10.800           2        10.623     10.817           1*
2008  .       N/A       N/A         N/A         10.800      6.465           2        10.817      6.482           1*
2009  .       N/A       N/A         N/A          6.465      8.797           6         6.482      8.829           5
2010  .      8.733    10.835          1*         8.797     10.936           5         8.829     10.987           7
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----
LVIP Capital Growth
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          8.115      9.473           1*        N/A         N/A         N/A
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----
LVIP Cohen & Steers Global Real Estate
2007  .       N/A       N/A         N/A          9.598      8.218          10         8.991      8.223           4
2008  .       N/A       N/A         N/A          8.218      4.674           2         8.223      4.682           2
2009  .       N/A       N/A         N/A          4.674      6.321           3         4.682      6.338           4
2010  .       N/A       N/A         N/A          6.321      7.316           3         6.338      7.343           1*
---------   ------    ------        ---         ------     ------       -----        ------     ------       -----

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Columbia Value Opportunities
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          8.800      6.055           1*        N/A         N/A         N/A
2009  .       N/A       N/A         N/A          6.055      7.406           1*        N/A         N/A         N/A
2010  .       N/A       N/A         N/A          7.406      9.066           1*        N/A         N/A         N/A
---------     --      ------        ---          -----      -----        ----         --          --          ---
LVIP Delaware Bond
2003  .       9.623   10.002        466          9.965     10.014      75,256        10.092     10.020      102,843
2004  .      10.002   10.314         17         10.014     10.347         237        10.020     10.364          353
2005  .      10.314   10.366         38         10.347     10.421         262        10.364     10.448          488
2006  .      10.366   10.629         40         10.421     10.706         252        10.448     10.745          432
2007  .      10.629   10.974         39         10.706     11.076         188        10.745     11.127          384
2008  .      10.974   10.421          8         11.076     10.539         137        11.127     10.599          338
2009  .      10.421   12.121          7         10.539     12.283         132        10.599     12.364          290
2010  .      12.121   12.865          7         12.283     13.062         131        12.364     13.162          235
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Diversified Floating Rate
2010  .       N/A       N/A         N/A          N/A         N/A         N/A         10.041     10.043            1*
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .       N/A       N/A         N/A         10.500     11.342         293        10.622     11.349        1,100
2004  .       N/A       N/A         N/A         11.342     12.637           1*       11.349     12.657            8
2005  .       N/A       N/A         N/A         12.637     13.242           9        12.657     13.277           11
2006  .       N/A       N/A         N/A         13.242     14.878           9        13.277     14.932           11
2007  .       N/A       N/A         N/A         14.878     15.529           9        14.932     15.601           22
2008  .       N/A       N/A         N/A         15.529     10.175           1*       15.601     10.232           20
2009  .       N/A       N/A         N/A         10.175     13.177           1*       10.232     13.264           18
2010  .       N/A       N/A         N/A         13.177     14.543           1*       13.264     14.654           18
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Growth and Income
2005  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A       N/A         N/A          N/A         N/A         N/A         11.873     11.928            1*
2008  .       N/A       N/A         N/A          N/A         N/A         N/A         11.928      7.517            1*
2009  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A       N/A         N/A          9.153     10.133           1*        N/A         N/A         N/A
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Social Awareness
2003  .       N/A       N/A         N/A         11.029     12.260       7,707        10.664     12.267       15,649
2004  .      12.244   13.513          1*        12.260     13.557          25        12.267     13.579           46
2005  .      13.513   14.824          2         13.557     14.902          27        13.579     14.941           61
2006  .      14.824   16.302          2         14.902     16.421          24        14.941     16.481           55
2007  .      16.302   16.437          2         16.421     16.590          21        16.481     16.667           53
2008  .      16.437   10.546          1*        16.590     10.666          15        16.667     10.726           43
2009  .      10.546   13.412          1*        10.666     13.590          12        10.726     13.681           33
2010  .      13.412   14.638          1*        13.590     14.863          10        13.681     14.976           22
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Delaware Special Opportunities
2007  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A       N/A         N/A          5.381      5.677           1*        N/A         N/A         N/A
2009  .       N/A       N/A         N/A          5.677      7.258           2         N/A         N/A         N/A
2010  .       N/A       N/A         N/A          7.258      9.294           3         7.277      9.328            4
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Global Income
2009  .       N/A       N/A         N/A         10.684     10.668           2         N/A         N/A         N/A
2010  .       N/A       N/A         N/A         10.668     11.482           4        10.673     11.498            4
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Growth Fund(2)
2005  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------
LVIP Growth Opportunities(3)
2005  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A       N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------   ------        ---         ------     ------      ------        ------     ------      -------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Janus Capital Appreciation
2003  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .       N/A         N/A         N/A         12.186     12.587           2        11.621     12.610            2
2005  .      12.549     12.805          1*        12.587     12.869           7        12.610     12.906            6
2006  .      12.805     13.752          1*        12.869     13.849           6        12.906     13.902            6
2007  .      13.752     16.215          1*        13.849     16.362           4        13.902     16.441            5
2008  .      16.215      9.396          1*        16.362      9.501           4        16.441      9.556            5
2009  .       9.396     12.745          1*         9.501     12.912           4         9.556     13.001            4
2010  .      12.745     13.897          1*        12.912     14.108           5        13.001     14.219            3
---------    ------     ------        ---         ------     ------        ----        ------     ------        -----
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        -----
LVIP MFS International Growth
2007  .       N/A         N/A         N/A          9.990     11.146           4         9.939     11.153            8
2008  .       N/A         N/A         N/A         11.146      5.584           7        11.153      5.593            9
2009  .       N/A         N/A         N/A          5.584      7.443           4         5.593      7.462            9
2010  .       N/A         N/A         N/A          7.443      8.260           4         7.462      8.290            9
---------    ------     ------        ---         ------     ------        ----        ------     ------        -----
LVIP MFS Value
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.423      6.449           1*        8.596      6.459            8
2009  .       N/A         N/A         N/A          6.449      7.654           2         6.459      7.674           27
2010  .       N/A         N/A         N/A          7.654      8.380           4         7.674      8.411           21
---------    ------     ------        ---         ------     ------        ----        ------     ------        -----
LVIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.974      8.635           1*        N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.635      5.024           1*        N/A         N/A         N/A
2009  .       N/A         N/A         N/A          5.024      7.022           1*        N/A         N/A         N/A
2010  .       N/A         N/A         N/A          7.022      8.536           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ----        ------     ------        -----
LVIP Mondrian International Value
2003  .       N/A         N/A         N/A         10.919     13.129      12,731        10.950     13.137       16,995
2004  .      13.112     15.529          1*        13.129     15.580          59        13.137     15.605           52
2005  .      15.529     17.114          2         15.580     17.203          52        15.605     17.249           70
2006  .      17.114     21.787          2         17.203     21.945          40        17.249     22.025           60
2007  .      21.787     23.785          1*        21.945     24.005          35        22.025     24.116           51
2008  .      23.785     14.753          1*        24.005     14.920          28        24.116     15.004           41
2009  .      14.753     17.513          1*        14.920     17.747          18        15.004     17.864           32
2010  .      17.513     17.572          1*        17.747     17.842          14        17.864     17.979           21
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP Money Market Fund
2003  .       N/A         N/A         N/A          9.982      9.919      21,584         9.989      9.925       65,299
2004  .       9.907      9.786          2          9.919      9.818          53         9.925      9.834          356
2005  .       9.786      9.850          7          9.818      9.902         114         9.834      9.928          203
2006  .       9.850     10.097          2          9.902     10.170          93         9.928     10.207          161
2007  .      10.097     10.378          1*        10.170     10.474         174        10.207     10.523          195
2008  .      10.378     10.401          1*        10.474     10.518         200        10.523     10.577          364
2009  .      10.401     10.218          1*        10.518     10.354          97        10.577     10.423          106
2010  .      10.218     10.035          1*        10.354     10.189          41        10.423     10.267           93
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP SSgA Bond Index
2008  .       N/A         N/A         N/A         10.066     10.457           5         N/A         N/A         N/A
2009  .       N/A         N/A         N/A         10.457     10.724          27        10.345     10.740           21
2010  .       N/A         N/A         N/A         10.724     11.150          28        10.740     11.178           32
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A         10.261     10.392           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP SSgA Developed International 150
2008  .       N/A         N/A         N/A          9.336      6.259           2         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.259      8.885           5         5.754      8.898            4
2010  .       N/A         N/A         N/A          8.885      9.351           8         8.898      9.375            7
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------
LVIP SSgA Emerging Markets 100
2008  .       N/A         N/A         N/A         10.012      6.050           1*        N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.050     11.276           4         6.368     11.293            5
2010  .       N/A         N/A         N/A         11.276     14.136           6        11.293     14.169            6
---------    ------     ------        ---         ------     ------      ------        ------     ------       ------

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSgA Global Tactical Allocation(7)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A         10.911     12.443          1*         N/A         N/A         N/A
2007  .   N/A           N/A         N/A         12.443     13.555          1*         N/A         N/A         N/A
2008  .   N/A           N/A         N/A         13.555      7.917          1*         N/A         N/A         N/A
2009  .   N/A           N/A         N/A          7.917     10.160          1*         7.886     10.207         10
2010  .   N/A           N/A         N/A         10.160     10.842          1*         N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          9.545      6.395          5          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.395      8.022          6          5.742      8.034          5
2010  .   N/A           N/A         N/A          8.022      8.426          6          8.034      8.447          6
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          9.631      6.971          3          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          6.971      9.254         12          6.178      9.268          7
2010  .   N/A           N/A         N/A          9.254     10.823         12          9.268     10.850          8
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---          -----     ------        ---
LVIP SSgA S&P 500 Index(1)
2005  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .   N/A           N/A         N/A          N/A         N/A         N/A         11.079     11.350          1*
2008  .   N/A           N/A         N/A          9.766      6.976          3         11.350      7.001          1*
2009  .   N/A           N/A         N/A          6.976      8.631         12          7.001      8.671         10
2010  .   N/A           N/A         N/A          8.631      9.717         12          8.671      9.771         11
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Small Cap Index
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.472      5.924          4          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.924      7.325          4          5.333      7.344          3
2010  .   N/A           N/A         N/A          7.325      9.069          3          7.344      9.102          3
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP SSgA Small/Mid Cap 200
2008  .   N/A           N/A         N/A         10.091      7.222          1*         N/A         N/A         N/A
2009  .   N/A           N/A         N/A          7.222     10.747          3          6.481     10.763          2
2010  .   N/A           N/A         N/A         10.747     13.471          4         10.763     13.505          2
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.897      7.947          1*         N/A         N/A         N/A
2010  .   N/A           N/A         N/A          7.947      9.102          3          7.968      9.135          5
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2004  .   N/A           N/A         N/A          N/A         N/A         N/A         12.650     13.760          4
2005  .   N/A           N/A         N/A          N/A         N/A         N/A         13.760     14.842          2
2006  .   N/A           N/A         N/A          N/A         N/A         N/A         14.842     15.929          1*
2007  .   N/A           N/A         N/A          N/A         N/A         N/A         15.929     17.770          2
2008  .   N/A           N/A         N/A         17.079      9.932          1*        17.770      9.987          1*
2009  .   N/A           N/A         N/A          9.932     14.261          1*         9.987     14.354          2
2010  .   N/A           N/A         N/A         14.261     17.963          1*        14.354     18.099          2
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Templeton Growth
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          8.293      5.981          4          8.802      5.991          1*
2009  .   N/A           N/A         N/A          5.981      7.519          5          5.991      7.539          1*
2010  .   N/A           N/A         N/A          7.519      7.863          3          7.539      7.891          1*
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---

                       with EEB                           with EGMDB                            with GOP
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Turner Mid-Cap Growth
2007  .   N/A           N/A         N/A         10.180     10.836          1*        10.222     10.843         17
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          5.524      7.849          1*         N/A         N/A         N/A
2010  .   N/A           N/A         N/A          7.849      9.800          2          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .   N/A           N/A         N/A          N/A         N/A         N/A         10.009     10.478          1*
2006  .   N/A           N/A         N/A          N/A         N/A         N/A         10.478     11.451          1*
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire 2010 Profile
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          9.677      7.790          3          7.222      7.802          2
2009  .   N/A           N/A         N/A          7.790      9.509          3          7.802      9.534          1*
2010  .   N/A           N/A         N/A          9.509     10.399          3          9.534     10.437          1*
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire 2020 Profile
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          9.395      7.375          2          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          7.375      9.093          2          N/A         N/A         N/A
2010  .   N/A           N/A         N/A          9.093      9.995          2          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire 2030 Profile
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          N/A         N/A         N/A          8.679      8.881         16
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire 2040 Profile
2007  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .   N/A           N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .   N/A           N/A         N/A          N/A         N/A         N/A          8.320      9.288          2
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire Conservative Profile
2005  .   N/A           N/A         N/A         10.074     10.252         87         10.012     10.257         50
2006  .   N/A           N/A         N/A         10.252     10.998        119         10.257     11.015         74
2007  .   N/A           N/A         N/A         10.998     11.630         54         11.015     11.660         93
2008  .   N/A           N/A         N/A         11.630      9.306         46         11.660      9.340         62
2009  .   N/A           N/A         N/A          9.306     11.401         42          9.340     11.453         34
2010  .   N/A           N/A         N/A         11.401     12.362         29         11.453     12.431         30
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderate Profile
2005  .   N/A           N/A         N/A         10.008     10.469          5         10.000     10.475         11
2006  .   N/A           N/A         N/A         10.469     11.510         26         10.475     11.528         24
2007  .   N/A           N/A         N/A         11.510     12.340         23         11.528     12.372         22
2008  .   N/A           N/A         N/A         12.340      8.884         24         12.372      8.916         17
2009  .   N/A           N/A         N/A          8.884     11.162         41          8.916     11.213         25
2010  .   N/A           N/A         N/A         11.162     12.261         45         11.213     12.330         22
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderately Aggressive Profile
2005  .   N/A           N/A         N/A         10.026     10.646         51         10.122     10.652          5
2006  .   N/A           N/A         N/A         10.646     11.923         51         10.652     11.941          8
2007  .   N/A           N/A         N/A         11.923     12.847         42         11.941     12.880          7
2008  .   N/A           N/A         N/A         12.847      8.393         56         12.880      8.423          7
2009  .   N/A           N/A         N/A          8.393     10.625         46          8.423     10.674          1*
2010  .   N/A           N/A         N/A         10.625     11.751         46         10.674     11.816          2
--------- ----------- -------- -------------    ------     ------        ---         ------     ------        ---

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Core Equity
2003  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A       N/A         N/A          N/A        N/A        N/A         10.285    11.351          1*
2005  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------     --      ------        ---          --         ---        ---         ------    ------       ----
MFS VIT Growth Series
2003  .       N/A       N/A         N/A          N/A        N/A        N/A          7.904    10.112        426
2004  .       N/A       N/A         N/A          N/A        N/A        N/A         10.112    11.223          1*
2005  .       N/A       N/A         N/A          4.918     5.269          1*       11.223    12.037          2
2006  .       N/A       N/A         N/A          5.269     5.578          1*       12.037    12.754          4
2007  .       N/A       N/A         N/A          5.578     6.632          1*       12.754    15.179          5
2008  .       N/A       N/A         N/A          6.632     4.074          1*       15.179     9.334          4
2009  .       N/A       N/A         N/A          4.074     5.503          1*        9.334    12.621          3
2010  .       N/A       N/A         N/A          5.503     6.226          2        12.621    14.294          3
---------     --      ------        ---          -----     -----       ----        ------    ------       ----
MFS VIT Total Return Series
2003  .       N/A       N/A         N/A         10.193    11.631      8,388         9.918    11.328     21,120
2004  .      11.250   12.262         11         11.631    12.702         54        11.328    12.384         94
2005  .      12.262   12.349         32         12.702    12.819         74        12.384    12.510        140
2006  .      12.349   13.532         33         12.819    14.075         90        12.510    13.750        109
2007  .      13.532   13.807         24         14.075    14.389         70        13.750    14.071         95
2008  .      13.807   10.528         13         14.389    10.994         52        14.071    10.762         68
2009  .      10.528   12.167          9         10.994    12.731         50        10.762    12.475         64
2010  .      12.167   13.095          9         12.731    13.729         39        12.475    13.466         37
---------    ------   ------        ---         ------    ------      -----        ------    ------     ------
MFS VIT Utilities Series
2003  .       N/A       N/A         N/A          5.579     7.439      1,795         7.478     9.983      2,339
2004  .       N/A       N/A         N/A          7.439     9.502         17         9.983    12.763         21
2005  .       N/A       N/A         N/A          9.502    10.895         19        12.763    14.649         25
2006  .       N/A       N/A         N/A         10.895    14.035         19        14.649    18.890         26
2007  .      21.020   23.278          1*        14.035    17.610         19        18.890    23.725         16
2008  .       N/A       N/A         N/A         17.610    10.772         13        23.725    14.528         10
2009  .       N/A       N/A         N/A         10.772    14.079          9        14.528    19.006         10
2010  .       N/A       N/A         N/A         14.079    15.719          8        19.006    21.242          6
---------    ------   ------        ---         ------    ------      -----        ------    ------     ------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.322   10.463        445          8.343    10.510      5,111         8.353    10.534      3,471
2004  .      10.463   11.946          1*        10.510    12.024         16        10.534    12.063         29
2005  .       N/A       N/A         N/A         12.024    13.453         16        12.063    13.510         55
2006  .       N/A       N/A         N/A         13.453    15.177         14        13.510    15.256         48
2007  .       N/A       N/A         N/A         15.177    18.292         13        15.256    18.406         60
2008  .       N/A       N/A         N/A         18.292    10.189          9        18.406    10.263         41
2009  .       N/A       N/A         N/A         10.189    13.189          9        10.263    13.298         36
2010  .       N/A       N/A         N/A         13.189    16.748          7        13.298    16.903         32
---------    ------   ------        ---         ------    ------      -----        ------    ------     ------
Neuberger Berman AMT Regency Portfolio
2003  .       N/A       N/A         N/A          9.809    13.107      9,390         9.823    13.139     11,074
2004  .      13.052   15.678          1*        13.107    15.776         19        13.139    15.830         46
2005  .      15.678   17.237          1*        15.776    17.380         27        15.830    17.457         86
2006  .      17.237   18.811          1*        17.380    19.005         24        17.457    19.108         95
2007  .      18.811   19.075          1*        19.005    19.311         22        19.108    19.435         77
2008  .      19.075   10.145          1*        19.311    10.291         17        19.435    10.368         69
2009  .      10.145   14.597          1*        10.291    14.836         14        10.368    14.961         60
2010  .      14.597   18.081          1*        14.836    18.414         13        14.961    18.589         46
---------    ------   ------        ---         ------    ------      -----        ------    ------     ------
PIMCO VIT Commodity Real Return
2009  .       N/A       N/A         N/A         12.126    12.499          1*       10.822    12.507          5
2010  .       N/A       N/A         N/A         12.499    15.276          2        12.507    15.301          3
---------    ------   ------        ---         ------    ------      -----        ------    ------     ------

                       with EEB                           with EGMDB                           with GOP
          ---------------------------------- ------------------------------------ ----------------------------------
           Accumulation unit                   Accumulation unit                   Accumulation unit
                 value                               value                               value
          --------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period   period      units      of period    period       units      of period   period      units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Putnam VT Global Health Care Fund
2003  .   N/A           N/A         N/A          8.279      9.641        750          8.291     9.664        485
2004  .   N/A           N/A         N/A          9.641     10.159          1*         9.664    10.193          1*
2005  .   N/A           N/A         N/A         10.159     11.311          1*        10.193    11.361          2
2006  .   N/A           N/A         N/A         11.311     11.437          1*        11.361    11.499          1*
2007  .   N/A           N/A         N/A         11.437     11.182          1*        11.499    11.254          1*
2008  .   N/A           N/A         N/A         11.182      9.121          1*        11.254     9.189          1*
2009  .   N/A           N/A         N/A          9.121     11.305          1*         9.189    11.400          1*
2010  .   N/A           N/A         N/A         11.305     11.394          1*        11.400    11.502          1*
--------- ----------- -------- -------------    ------     ------        ---         ------    ------        ---
Putnam VT Growth and Income Fund
2003  .   N/A           N/A         N/A          N/A         N/A         N/A          8.668    10.871      1,941
2004  .   N/A           N/A         N/A          N/A         N/A         N/A         10.871    11.894          4
2005  .   N/A           N/A         N/A          N/A         N/A         N/A         11.894    12.323          3
2006  .   N/A           N/A         N/A          N/A         N/A         N/A         12.323    14.064          3
2007  .   N/A           N/A         N/A          N/A         N/A         N/A         14.064    13.011          2
2008  .   N/A           N/A         N/A          N/A         N/A         N/A         13.011     7.854          1*
2009  .   N/A           N/A         N/A          N/A         N/A         N/A          7.854    10.038          1*
2010  .   N/A           N/A         N/A          N/A         N/A         N/A         10.038    11.305          1*
--------- ----------- -------- -------------    ------     ------        ---         ------    ------      -----



* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A      17.117         1*         N/A        N/A        N/A
2007  .      17.117    20.086         1*        11.851    13.554         2
2008  .      20.086    10.327         1*        13.554     6.983         5
2009  .      10.327    15.478         1*         6.983    10.487        13
2010  .      15.478    17.965         1*        10.487    12.195         3
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Growth and Income
2005  .      15.070    15.427         1*        12.193    12.507        10
2006  .      15.427    17.664         1*        12.507    14.349        14
2007  .      17.664    18.129         4         14.349    14.756        29
2008  .      18.129    10.523         4         14.756     8.582        21
2009  .      10.523    12.394         3          8.582    10.129        26
2010  .      12.394    13.683         2         10.129    11.205        26
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS International Value
2006  .      10.821    11.807        16          9.942    11.821        38
2007  .      11.807    12.199        19         11.821    12.238        95
2008  .      12.199     5.577         6         12.238     5.607        96
2009  .       5.577     7.334         5          5.607     7.387        82
2010  .       7.334     7.487         4          7.387     7.556        64
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .       N/A        N/A        N/A         17.581    18.385         8
2006  .       N/A        N/A        N/A         18.385    20.591        16
2007  .      23.190    21.528         1*        20.591    20.501        23
2008  .      21.528    13.538         2         20.501    12.918        47
2009  .      13.538    18.902         2         12.918    18.073        37
2010  .      18.902    23.419         1*        18.073    22.436        32
---------    ------    ------       ---         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2005  .       N/A        N/A        N/A         10.385    10.344         8
2006  .      10.135    10.250         1*        10.344    10.304        14
2007  .      10.250    10.986         6         10.304    11.065        31
2008  .      10.986    10.580         5         11.065    10.678        72
2009  .      10.580    11.415         7         10.678    11.544       140
2010  .      11.415    11.742         7         11.544    11.898       189
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2005  .       N/A        N/A        N/A         11.246    12.581        12
2006  .      14.163    14.781         1*        12.581    14.858        57
2007  .      14.781    16.615         2         14.858    16.735        97
2008  .      16.615    10.019         2         16.735    10.111       123
2009  .      10.019    13.954         3         10.111    14.111       112
2010  .      13.954    15.261         2         14.111    15.464        82
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2005  .      18.775    23.035         1*        17.707    21.767        11
2006  .      23.035    27.968         1*        21.767    26.482        42
2007  .      27.968    33.239         1*        26.482    31.535        87
2008  .      33.239    15.120         1*        31.535    14.374        53
2009  .      15.120    23.869         1*        14.374    22.737        42
2010  .      23.869    28.598         1*        22.737    27.296        43
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .      10.758    10.962         1*         N/A        N/A        N/A
2006  .      10.962    11.680         3         11.434    11.710         1*
2007  .      11.680    13.768        23         11.710    13.810         6
2008  .      13.768     7.111        14         13.810     7.136         4
2009  .       7.111    10.706        41          7.136    10.750         3
2010  .      10.706    12.482        57         10.750    12.539         3
---------    ------    ------        --         ------    ------       ---
AllianceBernstein VPS Growth and Income
2005  .      12.294    12.642        17          N/A        N/A        N/A
2006  .      12.642    14.540        54         13.067    14.576        17
2007  .      14.540    14.990        92         14.576    15.035        22
2008  .      14.990     8.740        70         15.035     8.770         5
2009  .       8.740    10.341        77          8.770    10.382         6
2010  .      10.341    11.468        86         10.382    11.520         2
---------    ------    ------        --         ------    ------       ---
AllianceBernstein VPS International Value
2006  .       9.951    11.839        66         11.234    11.842         3
2007  .      11.839    12.287       353         11.842    12.297        26
2008  .      12.287     5.643       308         12.297     5.651        21
2009  .       5.643     7.454       215          5.651     7.468        10
2010  .       7.454     7.644       235          7.468     7.662        17
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      17.724    18.581        12         17.754    18.621         3
2006  .      18.581    20.862        37         18.621    20.918         4
2007  .      20.862    20.824        67         20.918    20.890         5
2008  .      20.824    13.154        82         20.890    13.203         4
2009  .      13.154    18.449        96         13.203    18.526         4
2010  .      18.449    22.961       107         18.526    23.069         4
---------    ------    ------       ---         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2005  .      10.401    10.385        25         10.404    10.393         4
2006  .      10.385    10.371       111         10.393    10.384         6
2007  .      10.371    11.165       140         10.384    11.185        14
2008  .      11.165    10.802       605         11.185    10.826        36
2009  .      10.802    11.707       740         10.826    11.740        39
2010  .      11.707    12.096       777         11.740    12.136        36
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2005  .      11.263    12.631        26         11.266    12.641         6
2006  .      12.631    14.955       139         12.641    14.975         4
2007  .      14.955    16.886       310         14.975    16.917        15
2008  .      16.886    10.228       309         16.917    10.252        25
2009  .      10.228    14.310       315         10.252    14.350        15
2010  .      14.310    15.721       273         14.350    15.773        15
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2005  .      17.855    22.004        16          N/A        N/A        N/A
2006  .      22.004    26.837        78         25.254    26.893         4
2007  .      26.837    32.039       166         26.893    32.121         9
2008  .      32.039    14.640       154         32.121    14.685         8
2009  .      14.640    23.215       140         14.685    23.298         6
2010  .      23.215    27.940       141         23.298    28.054         4
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2005  .      15.654    17.801         1*        13.496    15.378        44
2006  .      17.801    19.203        12         15.378    16.622       203
2007  .      19.203    21.115         8         16.622    18.314       365
2008  .      21.115    11.579        12         18.314    10.063       594
2009  .      11.579    15.799        14         10.063    13.758       703
2010  .      15.799    18.351         8         13.758    16.013       664
---------    ------    ------        --         ------    ------       ---
American Funds Growth-Income Fund
2005  .      15.210    15.755         2         12.728    13.210        64
2006  .      15.755    17.764        15         13.210    14.925       258
2007  .      17.764    18.263        17         14.925    15.374       477
2008  .      18.263    11.109        21         15.374     9.371       635
2009  .      11.109    14.269        22          9.371    12.061       653
2010  .      14.269    15.562        22         12.061    13.179       613
---------    ------    ------        --         ------    ------       ---
American Funds International Fund
2005  .      16.766    19.938         1*        14.002    16.684        16
2006  .      19.938    23.217         3         16.684    19.467       108
2007  .      23.217    27.273         5         19.467    22.914       247
2008  .      27.273    15.448         4         22.914    13.005       247
2009  .      15.448    21.632         4         13.005    18.248       208
2010  .      21.632    22.704         3         18.248    19.190       196
---------    ------    ------        --         ------    ------       ---
Blackrock Global Allocation VI
2009  .       N/A        N/A        N/A         10.540    11.548       394
2010  .      11.533    12.390         7         11.548    12.430       381
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Diversified Income Series
2005  .       N/A        N/A        N/A         10.852    10.580        17
2006  .       N/A        N/A        N/A         10.580    11.160        64
2007  .      11.413    11.672         1*        11.160    11.757       102
2008  .      11.672    10.864         3         11.757    10.965       189
2009  .      10.864    13.468         7         10.965    13.620       253
2010  .      13.468    14.218         7         13.620    14.407       295
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .      11.033    11.999         1*        10.976    12.013        15
2006  .      11.999    14.893         1*        12.013    14.940        58
2007  .      14.893    20.190         2         14.940    20.294       137
2008  .      20.190     9.547         2         20.294     9.616       179
2009  .       9.547    16.602         1*         9.616    16.754       161
2010  .      16.602    19.208         2         16.754    19.423       148
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2005  .       N/A        N/A        N/A         14.483    14.678         4
2006  .       N/A        N/A        N/A         14.678    16.150        15
2007  .      17.719    17.368         1*        16.150    16.242        38
2008  .      17.368    12.846         1*        16.242    12.037       137
2009  .      12.846    18.690         1*        12.037    17.548       103
2010  .      18.690    21.020         1*        17.548    19.775        65
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A         10.199    10.360         8
2008  .       N/A        N/A        N/A         10.360    10.092        25
2009  .      10.609    11.042         6         10.092    11.143       148
2010  .      11.042    11.272         3         11.143    11.398       148
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2005  .       N/A        N/A        N/A         18.462    19.347         5
2006  .       N/A        N/A        N/A         19.347    25.106        39
2007  .      25.048    20.466         1*        25.106    21.130        30
2008  .      20.466    12.962         1*        21.130    13.410        21
2009  .      12.962    15.634         1*        13.410    16.207        24
2010  .       N/A        N/A        N/A         16.207    20.123        61
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Growth Fund
2005  .      13.608    15.544        135        13.627    15.574         6
2006  .      15.544    16.844        503        15.574    16.884        46
2007  .      16.844    18.605        902        16.884    18.659        76
2008  .      18.605    10.248      1,340        18.659    10.283       112
2009  .      10.248    14.046      1,406        10.283    14.101        95
2010  .      14.046    16.390      1,355        14.101    16.462        85
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income Fund
2005  .      12.833    13.352        157        12.852    13.379        10
2006  .      13.352    15.123        573        13.379    15.161        68
2007  .      15.123    15.618        945        15.161    15.665       110
2008  .      15.618     9.543      1,365        15.665     9.576       127
2009  .       9.543    12.313      1,305         9.576    12.362       108
2010  .      12.313    13.489      1,264        12.362    13.550        78
---------    ------    ------      -----        ------    ------       ---
American Funds International Fund
2005  .      14.116    16.863         70        14.136    16.895         4
2006  .      16.863    19.725        277        16.895    19.773        17
2007  .      19.725    23.275        480        19.773    23.344        33
2008  .      23.275    13.243        769        23.344    13.289        36
2009  .      13.243    18.628        432        13.289    18.702        21
2010  .      18.628    19.639        482        18.702    19.726        20
---------    ------    ------      -----        ------    ------       ---
Blackrock
Global
Allocatio
VI
2009  .      10.019    11.566        272        10.264    11.569        19
2010  .      11.566    12.481        648        11.569    12.491        45
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Diversified Income Series
2005  .      10.868    10.622         71        10.872    10.631         3
2006  .      10.622    11.233        216        10.631    11.248        13
2007  .      11.233    11.863        404        11.248    11.884        17
2008  .      11.863    11.092        567        11.884    11.117        30
2009  .      11.092    13.812        837        11.117    13.851        42
2010  .      13.812    14.647      1,214        13.851    14.696        73
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .       9.959    12.030         59        11.366    12.034         4
2006  .      12.030    14.999        120        12.034    15.010        11
2007  .      14.999    20.424        202        15.010    20.451        23
2008  .      20.424     9.702        298        20.451     9.719        22
2009  .       9.702    16.947        263         9.719    16.986        13
2010  .      16.947    19.696        319        16.986    19.750        19
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2005  .      14.602    14.835         52         9.999    10.236         9
2006  .      14.835    16.364        101        10.236    11.296        10
2007  .      16.364    16.498        167        11.296    11.394        18
2008  .      16.498    12.257        377        11.394     8.470        15
2009  .      12.257    17.914        521         8.470    12.385        15
2010  .      17.914    20.238        533        12.385    13.999        22
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       9.885     9.917         12         9.959     9.922         1*
2006  .       9.917    10.173         57         N/A        N/A        N/A
2007  .      10.173    10.425         78        10.427    10.439         1*
2008  .      10.425    10.182        166        10.439    10.202         1*
2009  .      10.182    11.271        569        10.202    11.298        31
2010  .      11.271    11.557        850        11.298    11.590        20
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2005  .      18.611    19.552         18        10.111    10.406         4
2006  .      19.552    25.436         93        10.406    13.545        15
2007  .      25.436    21.461         93        13.545    11.434        16
2008  .      21.461    13.654         74        11.434     7.278        13
2009  .      13.654    16.543         48         7.278     8.823         8
2010  .      16.543    20.592         47         8.823    10.988        10
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      17.548    18.746         1*        17.994    19.261        27
2006  .      18.746    21.262         2         19.261    21.890        45
2007  .      21.262    19.386         2         21.890    19.999        76
2008  .      19.386    13.268         2         19.999    13.715        67
2009  .      13.268    17.085         2         13.715    17.695        38
2010  .      17.085    22.059         2         17.695    22.893        38
---------    ------    ------         -         ------    ------        --
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .       N/A        N/A        N/A         14.591    15.113         3
2006  .      15.279    17.339         1*        15.113    15.908         4
2007  .      17.339    18.745         2         15.908    17.233         7
2008  .      18.745     9.749         2         17.233     8.980         7
2009  .       9.749    14.730         1*         8.980    13.595         9
2010  .      17.441    19.706         1*        16.122    18.225        11
---------    ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) US Growth Series
2006  .       N/A        N/A        N/A         10.566    11.081         1*
2007  .       N/A        N/A        N/A         11.081    12.212         1*
2008  .       N/A        N/A        N/A         12.212     6.843        12
2009  .       N/A        N/A        N/A          6.843     9.593        27
2010  .       N/A        N/A        N/A          9.593    10.681        17
---------    ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) Value Series
2005  .       N/A        N/A        N/A         12.463    12.931         6
2006  .       N/A        N/A        N/A         12.931    15.699        24
2007  .      19.441    17.869         1*        15.699    14.934        33
2008  .      17.869    11.617         1*        14.934     9.729        34
2009  .      11.617    13.377         1*         9.729    11.225        34
2010  .       N/A        N/A        N/A         11.225    12.696        27
---------    ------    ------       ---         ------    ------        --
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A         10.772    11.462         1*
2010  .       N/A        N/A        N/A         11.462    12.607        17
---------    ------    ------       ---         ------    ------        --
DWS VIP Equity 500 Index
2005  .       N/A        N/A        N/A         12.990    13.302         2
2006  .      14.390    14.926         7         13.302    15.033         3
2007  .      14.926    15.343         7         15.033    15.485        11
2008  .      15.343     9.410         7         15.485     9.516        12
2009  .       9.410    11.607         3          9.516    11.761        19
2010  .       N/A        N/A        N/A         11.761    13.208        19
---------    ------    ------       ---         ------    ------        --
DWS VIP Small Cap Index
2005  .       N/A        N/A        N/A         15.820    15.864         1*
2006  .      15.837    18.100         1*        15.864    18.232         3
2007  .      18.100    17.333         1*        18.232    17.493         5
2008  .      17.333    11.141         1*        17.493    11.266         4
2009  .       N/A        N/A        N/A         11.266    13.951         3
2010  .      13.768    16.993         2         13.951    17.254         3
---------    ------    ------       ---         ------    ------        --
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      14.093    16.091         1*        13.755    15.737        30
2006  .      16.091    17.550        11         15.737    17.197       107
2007  .      17.550    20.148        15         17.197    19.783       147
2008  .      20.148    11.301        15         19.783    11.118       214
2009  .      11.301    14.983        15         11.118    14.771       259
2010  .      14.983    17.147        16         14.771    16.938       247
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      13.456    13.895         1*        10.572    10.938         3
2006  .      13.895    14.493         1*        10.938    11.432         3
2007  .      14.493    17.966         2         11.432    14.200        16
2008  .      17.966     9.265         1*        14.200     7.338        17
2009  .       9.265    11.604         1*         7.338     9.208        18
2010  .      11.604    14.067         1*         9.208    11.185        20
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      18.142    19.468        46          N/A        N/A        N/A
2006  .      19.468    22.181       138         11.196    12.274        17
2007  .      22.181    20.315       215         12.274    11.247        20
2008  .      20.315    13.967       321         11.247     7.737        22
2009  .      13.967    18.066       301          7.737    10.012        17
2010  .      18.066    23.430       288         10.012    12.991        20
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .      14.711    15.275         6          N/A        N/A        N/A
2006  .      15.275    16.119        17         12.229    11.864         5
2007  .      16.119    17.504        41         11.864    12.891         5
2008  .      17.504     9.145        32         12.891     6.738         1*
2009  .       9.145    13.879        23          6.738    10.231         1*
2010  .      16.491    18.652        30         12.161    13.756         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2006  .       9.983    11.226         1*        10.394    11.254         1*
2007  .      11.226    12.403         3         11.254    12.440         1*
2008  .      12.403     6.967        10         12.440     6.992         2
2009  .       6.967     9.792        26          6.992     9.831         2
2010  .       9.792    10.930        10          9.831    10.980         1*
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2005  .      12.567    13.070        31          9.961    10.354         3
2006  .      13.070    15.908       137         10.354    12.608        15
2007  .      15.908    15.171       205         12.608    12.030        28
2008  .      15.171     9.908       173         12.030     7.861        22
2009  .       9.908    11.461       133          7.861     9.097        15
2010  .      11.461    12.994       116          9.097    10.319        12
---------    ------    ------       ---         ------    ------       ---
DWS VIP
Alternati
Asset
Allocatio
Plus
2009  .      11.473    11.479         2          N/A        N/A        N/A
2010  .      11.479    12.657        59          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Equity 500 Index
2005  .      13.043    13.389         7          N/A        N/A        N/A
2006  .      13.389    15.170        16          N/A        N/A        N/A
2007  .      15.170    15.665        29          N/A        N/A        N/A
2008  .      15.665     9.650        23          N/A        N/A        N/A
2009  .       9.650    11.957        32          N/A        N/A        N/A
2010  .      11.957    13.462        26          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Small Cap Index
2005  .      15.618    15.968         3          N/A        N/A        N/A
2006  .      15.968    18.398        14         12.097    12.411         2
2007  .      18.398    17.697        18         12.411    11.944         2
2008  .      17.697    11.426        22         11.944     7.716         2
2009  .      11.426    14.184        20          7.716     9.583         1*
2010  .      14.184    17.586         9          9.583    11.888         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      13.870    15.909        67         13.891    15.940        12
2006  .      15.909    17.429       343         15.940    17.471        23
2007  .      17.429    20.100       540         17.471    20.159        31
2008  .      20.100    11.325       681         20.159    11.363        34
2009  .      11.325    15.083       739         11.363    15.142        34
2010  .      15.083    17.338       754         15.142    17.415        45
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      10.658    11.055         6          N/A        N/A        N/A
2006  .      11.055    11.583        34         10.520    11.130         1*
2007  .      11.583    14.424        91         11.130    13.867         4
2008  .      14.424     7.472       131         13.867     7.187        10
2009  .       7.472     9.400        90          7.187     9.046         6
2010  .       9.400    11.447        70          9.046    11.022         6
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.092    11.531         1*        10.093    11.545        11
2006  .      11.531    12.686         4         11.545    12.726        68
2007  .      12.686    14.321         4         12.726    14.394       176
2008  .      14.321     8.464         3         14.394     8.525       201
2009  .       8.464    11.578         2          8.525    11.684        87
2010  .      11.578    14.569         1*        11.684    14.732        95
---------    ------    ------         -         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .       N/A        N/A        N/A         13.244    15.428         7
2006  .      20.216    21.583         1*        15.428    17.819        16
2007  .      21.583    24.726         1*        17.819    20.454        15
2008  .      24.726    13.562         1*        20.454    11.241        33
2009  .      13.562    16.753         1*        11.241    13.914        24
2010  .      16.753    18.501         1*        13.914    15.397        14
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.094    11.188         6          9.998    11.201        66
2007  .      11.188    11.361         8         11.201    11.398       254
2008  .      11.361     7.822        21         11.398     7.863       443
2009  .       7.822    10.380         6          7.863    10.456       347
2010  .      10.380    11.447         5         10.456    11.553       332
---------    ------    ------       ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      16.890    17.322         1*        12.646    12.996         3
2006  .      17.322    18.428         1*        12.996    13.853        14
2007  .      18.428    20.063         1*        13.853    15.112        27
2008  .      20.063    11.291         1*        15.112     8.522        51
2009  .      11.291    15.867         1*         8.522    11.999        44
2010  .      15.867    19.819         1*        11.999    15.019        39
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.108    11.232        20          9.950    11.246        54
2007  .      11.232    11.367        22         11.246    11.412       161
2008  .      11.367     6.997         3         11.412     7.038       168
2009  .       6.997     8.631         2          7.038     8.700       106
2010  .       8.631     9.394         3          8.700     9.488       115
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          9.979     9.855         3
2006  .      10.401    10.866         2          9.855    10.899        31
2007  .      10.866    11.805         4         10.899    11.865       141
2008  .      11.805    12.271         5         11.865    12.358       192
2009  .      12.271    14.254        10         12.358    14.384       244
2010  .      14.254    15.967        10         14.384    16.144       250
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .       N/A        N/A        N/A         13.156    14.046         6
2006  .      16.875    19.740        10         14.046    16.779        31
2007  .      19.740    19.774        14         16.779    16.841        47
2008  .      19.774    11.162         5         16.841     9.525        38
2009  .      11.162    14.322         3          9.525    12.247        29
2010  .      14.322    15.054         3         12.247    12.899        26
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A         11.857    12.457         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A         11.452    12.141         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A         12.194    12.234         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A         12.354    12.341         1*
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A         12.646    12.727         1*
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity (Reg. TM) VIP Mid Cap
2005  .       9.976    11.561        31         10.237    11.564        14
2006  .      11.561    12.776       158         11.564    12.786        13
2007  .      12.776    14.487       315         12.786    14.506        23
2008  .      14.487     8.602       665         14.506     8.617        30
2009  .       8.602    11.818       430          8.617    11.845        16
2010  .      11.818    14.939       476         11.845    14.981        14
---------    ------    ------       ---         ------    ------        --
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .      13.352    15.592         6         10.004    11.982         1*
2006  .      15.592    18.054        25         11.982    13.880         3
2007  .      18.054    20.777        36         13.880    15.981         9
2008  .      20.777    11.447        47         15.981     8.809         8
2009  .      11.447    14.205        40          8.809    10.937         7
2010  .      14.205    15.757        67         10.937    12.138         8
---------    ------    ------       ---         ------    ------        --
FTVIPT Franklin Income Securities
2006  .      10.112    11.219       181         10.003    11.222        17
2007  .      11.219    11.444       786         11.222    11.453        54
2008  .      11.444     7.914       923         11.453     7.925        53
2009  .       7.914    10.550       689          7.925    10.570        38
2010  .      10.550    11.687       667         10.570    11.714        35
---------    ------    ------       ---         ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      12.751    13.136        21          N/A        N/A        N/A
2006  .      13.136    14.037        57         13.113    14.070         8
2007  .      14.037    15.352        93         14.070    15.396        12
2008  .      15.352     8.679       127         15.396     8.708        14
2009  .       8.679    12.251       157          8.708    12.298         9
2010  .      12.251    15.372       233         12.298    15.439         9
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       9.915    11.263       116         10.020    11.267        12
2007  .      11.263    11.458       555         11.267    11.467        35
2008  .      11.458     7.084       567         11.467     7.093        27
2009  .       7.084     8.779       409          7.093     8.795        12
2010  .       8.779     9.598       428          8.795     9.619        25
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       9.963     9.870        15          9.944     9.873         1*
2006  .       9.870    10.943        98          9.873    10.952         4
2007  .      10.943    11.942       262         10.952    11.958        21
2008  .      11.942    12.470       737         11.958    12.492        34
2009  .      12.470    14.550       837         12.492    14.583        39
2010  .      14.550    16.372       775         14.583    16.417        42
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      13.266    14.199        24         13.285    14.226         6
2006  .      14.199    17.004        78         14.226    17.045        10
2007  .      17.004    17.109       122         17.045    17.160        12
2008  .      17.109     9.702       105         17.160     9.735        11
2009  .       9.702    12.505        57          9.735    12.554         9
2010  .      12.505    13.203        39         12.554    13.262         8
---------    ------    ------       ---         ------    ------       ---
LVIP
American
Growth
2010  .      12.212    12.473        11         12.332    12.476         1*
---------    ------    ------       ---         ------    ------       ---
LVIP
American
Growth-In
2010  .      11.489    12.156        15          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP
American
Internati
2010  .      11.624    12.250        35         12.215    12.253         1*
---------    ------    ------       ---         ------    ------       ---
LVIP
American
Global
Growth
2010  .      12.189    12.357        23          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP
American
Global
Small
Capitaliz
2010  .      12.493    12.743        33          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A          9.391    10.597         7
2007  .      10.870    10.713         3         10.597    10.748        26
2008  .      10.713     6.381         3         10.748     6.415        63
2009  .       6.381     8.639         1*         6.415     8.702        41
2010  .       8.639    10.687         1*         8.702    10.786        39
---------    ------    ------       ---         ------    ------        --
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A         10.301    10.077         8
---------    ------    ------       ---         ------    ------        --
LVIP Capital Growth
2007  .       N/A        N/A        N/A         10.854    10.681         1*
2008  .      10.047     6.083         1*        10.681     6.103         4
2009  .       6.083     8.010         5          6.103     8.052         5
2010  .       8.010     9.303         1*         8.052     9.370        13
---------    ------    ------       ---         ------    ------        --
LVIP Cohen & Steers Global Real Estate
2007  .       9.372     8.193         1*         9.548     8.203        50
2008  .       8.193     4.637         1*         8.203     4.652        88
2009  .       4.637     6.239         1*         4.652     6.272        70
2010  .       6.239     7.185         1*         6.272     7.237        64
---------    ------    ------       ---         ------    ------        --
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.907     6.012         1*         8.699     6.032         8
2009  .       6.012     7.317         1*         6.032     7.356         3
2010  .       7.317     8.913         1*         7.356     8.978         5
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Bond
2005  .      10.264    10.285         1*        10.297    10.339        37
2006  .      10.285    10.514         1*        10.339    10.591       161
2007  .      10.514    10.823         1*        10.591    10.923       277
2008  .      10.823    10.247         1*        10.923    10.363       322
2009  .      10.247    11.883         6         10.363    12.041       353
2010  .      11.883    12.574         7         12.041    12.767       391
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.018    10.018         2
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      12.982    14.611         3         13.518    14.717        14
2007  .      14.611    15.175         3         14.717    15.315        44
2008  .      15.175     9.893         3         15.315    10.004        51
2009  .       9.893    12.748         1*        10.004    12.917        26
2010  .      12.748    13.999         1*        12.917    14.214        24
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.792    11.373         2
2007  .       N/A        N/A        N/A         11.373    11.806         2
2008  .      10.923     7.358         1*        11.806     7.410         5
2009  .       7.358     8.946         1*         7.410     9.029         5
2010  .       8.946     9.854         1*         9.029     9.965         7
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         13.491    14.786         1*
2006  .      14.236    16.128         1*        14.786    16.244         1*
2007  .      16.128    16.212         1*        16.244    16.362         1*
2008  .       N/A        N/A        N/A         16.362    10.487         1*
2009  .       N/A        N/A        N/A         10.487    13.323         3
2010  .       N/A        N/A        N/A         13.323    14.527         3
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.307     5.649         9
2009  .       N/A        N/A        N/A          5.649     7.202         9
2010  .       N/A        N/A        N/A          7.202     9.194        16
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Baron Growth Opportunities(4)
2006  .       9.949    10.613          1*        9.540    10.616         1*
2007  .      10.613    10.791         45        10.616    10.800         4
2008  .      10.791     6.457        202        10.800     6.465         5
2009  .       6.457     8.781        291         6.465     8.797         2
2010  .       8.781    10.911        386         8.797    10.936         3
---------    ------    ------        ---        ------    ------         -
LVIP
BlackRock
Inflation
Protected
Bond
2010  .      10.249    10.093        260        10.062    10.096         1*
---------    ------    ------        ---        ------    ------         -
LVIP
Capital
Growth
2007  .       9.860    10.698          2        10.881    10.701         1*
2008  .      10.698     6.128          2        10.701     6.133         1*
2009  .       6.128     8.105         11         6.133     8.115         1*
2010  .       8.105     9.456         40         8.115     9.473         1*
---------    ------    ------        ---        ------    ------         -
LVIP
Cohen &
Steers
Global
Real
Estate
2007  .       9.953     8.216        103         9.412     8.218        11
2008  .       8.216     4.670        118         8.218     4.674         5
2009  .       4.670     6.313        112         4.674     6.321         7
2010  .       6.313     7.303        104         6.321     7.316         6
---------    ------    ------        ---        ------    ------        --
LVIP
Columbia
Value
Opportuni
2007  .       9.987     9.352          5         N/A        N/A        N/A
2008  .       9.352     6.056         17         5.813     6.055         1*
2009  .       6.056     7.404         13         6.055     7.406         1*
2010  .       7.404     9.059         22         7.406     9.066         3
---------    ------    ------        ---        ------    ------       ---
LVIP Delaware Bond
2005  .      10.339    10.407        124        10.027     9.880         9
2006  .      10.407    10.687        548         9.880    10.151        33
2007  .      10.687    11.050        790        10.151    10.502        58
2008  .      11.050    10.510      1,206        10.502     9.993       144
2009  .      10.510    12.242      1,414         9.993    11.646       120
2010  .      12.242    13.013      1,699        11.646    12.385       126
---------    ------    ------      -----        ------    ------       ---
LVIP
Delaware
Diversifi
Floating
Rate
2010  .      10.030    10.034         42        10.041    10.037         1*
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      12.627    13.225         13         N/A        N/A        N/A
2006  .      13.225    14.851         27        13.544    14.878         2
2007  .      14.851    15.494         80        14.878    15.529         7
2008  .      15.494    10.146        101        15.529    10.175        20
2009  .      10.146    13.133         84        10.175    13.177         4
2010  .      13.133    14.488         57        13.177    14.543         3
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      10.521    11.417          3        11.287    11.426         1*
2007  .      11.417    11.882         20        11.426    11.897         2
2008  .      11.882     7.477         24        11.897     7.490         3
2009  .       7.477     9.132         37         7.490     9.153         1*
2010  .       9.132    10.105         41         9.153    10.133         1*
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Social Awareness
2005  .      13.546    14.883          2         N/A        N/A        N/A
2006  .      14.883    16.391         18         N/A        N/A        N/A
2007  .      16.391    16.552         20        13.093    11.986         1*
2008  .      16.552    10.636         20        11.986     7.706         1*
2009  .      10.636    13.546         21         7.706     9.819         2
2010  .      13.546    14.806         17         9.819    10.738         1*
---------    ------    ------      -----        ------    ------       ---
LVIP
Delaware
Special
Opportuni
2007  .       9.631     9.137          1*        N/A        N/A        N/A
2008  .       9.137     5.672         14         8.732     5.677         1*
2009  .       5.672     7.249         10         5.677     7.258         1*
2010  .       7.249     9.277         41         7.258     9.294         1*
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .      10.456    10.639         1*        10.237    10.652        16
2010  .      10.639    11.393         1*        10.652    11.430        83
---------    ------    ------         -         ------    ------        --
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.141    10.800         4
2006  .       N/A        N/A        N/A         10.800    11.218         9
---------    ------    ------       ---         ------    ------        --
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A         11.727    11.420         1*
2006  .       N/A        N/A        N/A         11.420    12.307         1*
---------    ------    ------       ---         ------    ------        --
LVIP Janus Capital Appreciation
2005  .       N/A        N/A        N/A         12.529    12.772         1*
2006  .       N/A        N/A        N/A         12.772    13.702         1*
2007  .      14.400    15.991        15         13.702    16.141        11
2008  .      15.991     9.239        13         16.141     9.344        12
2009  .       9.239    12.494        12          9.344    12.662        16
2010  .      12.494    13.583        12         12.662    13.792        10
---------    ------    ------       ---         ------    ------        --
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A         11.280    11.125        12
2008  .       N/A        N/A        N/A         11.125     5.557        25
2009  .       N/A        N/A        N/A          5.557     7.384        46
2010  .       N/A        N/A        N/A          7.384     8.171        34
---------    ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          9.838     9.689        14
2008  .       8.863     6.397         1*         9.689     6.417        34
2009  .       6.397     7.555         1*         6.417     7.594        81
2010  .       7.555     8.231         2          7.594     8.290        75
---------    ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          9.887     8.619        14
2008  .       7.644     4.983         1*         8.619     5.000        13
2009  .       4.983     6.930         1*         5.000     6.967        14
2010  .       6.930     8.383         1*         6.967     8.444        13
---------    ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2005  .       N/A        N/A        N/A         15.504    17.069        11
2006  .      18.859    21.553         7         17.069    21.708        26
2007  .      21.553    23.459         7         21.708    23.675        18
2008  .      23.459    14.507         7         23.675    14.671        19
2009  .      14.507    17.170         7         14.671    17.398        13
2010  .      17.170    17.176         7         17.398    17.439        16
---------    ------    ------       ---         ------    ------       ---
LVIP Money Market Fund
2005  .       9.739     9.773        16          9.770     9.824        10
2006  .       9.773     9.987         2          9.824    10.060       137
2007  .       9.987    10.235         2         10.060    10.330       525
2008  .      10.235    10.227        12         10.330    10.342       683
2009  .      10.227    10.017         4         10.342    10.151       415
2010  .      10.017     9.808         9         10.151     9.959       355
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Bond Index
2008  .       N/A        N/A        N/A         10.076    10.440        71
2009  .       N/A        N/A        N/A         10.440    10.675       137
2010  .       N/A        N/A        N/A         10.675    11.066       191
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Developed International 150
2008  .       N/A        N/A        N/A          7.914     6.249        30
2009  .       8.833     8.818         1*         6.249     8.844        31
2010  .       8.818     9.234         1*         8.844     9.281        49
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Global
Income
2009  .      10.239    10.668        115        10.322    10.668          1*
2010  .      10.668    11.476        381        10.668    11.482          3
---------    ------    ------        ---        ------    ------          -
LVIP Growth Fund(2)
2005  .      10.022    10.815          1*        N/A        N/A        N/A
2006  .      10.815    11.262          4         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ----
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      12.349    12.356          1*        N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ----
LVIP Janus Capital Appreciation
2005  .      12.579    12.855          5         N/A        N/A        N/A
2006  .      12.855    13.826          5         N/A        N/A        N/A
2007  .      13.826    16.328         53        16.714    16.362          1*
2008  .      16.328     9.476         57        16.362     9.501          6
2009  .       9.476    12.872        115         9.501    12.912          5
2010  .      12.872    14.057         94        12.912    14.108          7
---------    ------    ------       ----        ------    ------       ----
LVIP
JPMorgan
High
Yield
2010  .      10.700    10.798         52         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ----
LVIP MFS
Internati
Growth
2007  .      10.118    11.142         41         N/A        N/A        N/A
2008  .      11.142     5.579         90        10.606     5.584          2
2009  .       5.579     7.433        197         5.584     7.443          7
2010  .       7.433     8.245        135         7.443     8.260          4
---------    ------    ------       ----        ------    ------       ----
LVIP MFS
Value
2007  .       9.793     9.704         18         N/A        N/A        N/A
2008  .       9.704     6.443        198         9.424     6.449         19
2009  .       6.443     7.644        520         6.449     7.654         17
2010  .       7.644     8.365        640         7.654     8.380         22
---------    ------    ------       ----        ------    ------       ----
LVIP
Mid-Cap
Value
2007  .       9.777     8.633         67        10.231     8.635          2
2008  .       8.633     5.020         68         8.635     5.024          6
2009  .       5.020     7.012        284         5.024     7.022          2
2010  .       7.012     8.521        331         7.022     8.536          2
---------    ------    ------       ----        ------    ------       ----
LVIP Mondrian International Value
2005  .      15.567    17.181          8         9.985    11.097          3
2006  .      17.181    21.906         44        11.097    14.156         13
2007  .      21.906    23.950         56        14.156    15.485         12
2008  .      23.950    14.878         55        15.485     9.624          2
2009  .      14.878    17.688        112         9.624    11.447          1*
2010  .      17.688    17.774        154        11.447    11.509          2
---------    ------    ------       ----        ------    ------       ----
LVIP Money Market Fund
2005  .       9.810     9.889        150        10.001    10.074          5
2006  .       9.889    10.152      4,292        10.074    10.347        100
2007  .      10.152    10.450      1,248        10.347    10.656         82
2008  .      10.450    10.488      2,077        10.656    10.701      2,967
2009  .      10.488    10.320      1,899        10.701    10.535      3,023
2010  .      10.320    10.151      1,692        10.535    10.367      3,024
---------    ------    ------      -----        ------    ------      -----
LVIP SSGA
Bond
Index
2008  .      10.074    10.454        186        10.087    10.457          8
2009  .      10.454    10.716      1,289        10.457    10.724         37
2010  .      10.716    11.136      2,129        10.724    11.150         42
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Conservat
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP SSgA
Conservat
Structure
Allocatio
2010  .      10.344    10.390         57         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP SSGA
Developed
Internati
150
2008  .       9.630     6.257         48         5.646     6.259          1*
2009  .       6.257     8.878        170         6.259     8.885          6
2010  .       8.878     9.339        288         8.885     9.351          8
---------    ------    ------      -----        ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSGA Emerging Markets 100
2008  .       N/A        N/A        N/A          8.041     6.041        22
2009  .       N/A        N/A        N/A          6.041    11.225        31
2010  .       N/A        N/A        N/A         11.225    14.028        42
---------     --         ---        ---         ------    ------        --
LVIP SSgA Global Tactical Allocation(7)
2005  .       N/A        N/A        N/A         10.136    10.863        50
2006  .       N/A        N/A        N/A         10.863    12.385        76
2007  .      12.523    13.382         5         12.385    13.451       148
2008  .      13.382     7.777        11         13.451     7.833       209
2009  .       7.777     9.931         8          7.833    10.022        68
2010  .       9.931    10.544         6         10.022    10.662        61
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA International Index
2008  .       N/A        N/A        N/A          9.105     6.385        38
2009  .       N/A        N/A        N/A          6.385     7.986        47
2010  .       N/A        N/A        N/A          7.986     8.362        74
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Large Cap 100
2008  .       N/A        N/A        N/A          9.104     6.960        43
2009  .       N/A        N/A        N/A          6.960     9.212        45
2010  .       N/A        N/A        N/A          9.212    10.741        64
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A         10.831    10.834        19
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      10.192    11.365        16          N/A        N/A        N/A
2007  .      11.334    11.176        17         11.378    11.234         1*
2008  .      11.176     6.853        18         11.234     6.902        49
2009  .       6.853     8.437        18          6.902     8.514        71
2010  .       8.437     9.450        17          8.514     9.556        89
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A         10.016     9.128         6
2008  .       8.633     5.876         1*         9.128     5.895        26
2009  .       5.876     7.230         1*         5.895     7.268        51
2010  .       7.230     8.907         1*         7.268     8.972        38
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Small/Mid Cap 200
2008  .       N/A        N/A        N/A          9.917     7.210        14
2009  .       N/A        N/A        N/A          7.210    10.698        13
2010  .       N/A        N/A        N/A         10.698    13.370        21
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       9.991     9.890         1*        10.363     9.902         1*
2008  .       9.890     5.615         3          9.902     5.633         5
2009  .       5.615     7.844         3          5.633     7.885        57
2010  .       7.844     8.939         3          7.885     9.004        33
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         14.150    14.689         1*
2006  .      14.738    15.588         1*        14.689    15.702         4
2007  .      15.588    17.286         2         15.702    17.446         6
2008  .      17.286     9.657         2         17.446     9.766         9
2009  .       9.657    13.796         2          9.766    13.980         8
2010  .      13.796    17.292         1*        13.980    17.557         8
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSGA
Emerging
Markets
100
2008  .       9.855     6.049        42          5.505     6.050         1*
2009  .       6.049    11.267       132          6.050    11.276         6
2010  .      11.267    14.118       216         11.276    14.136         6
---------    ------    ------       ---         ------    ------         -
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.169    10.878        11          N/A        N/A        N/A
2006  .      10.878    12.434        83         11.840    12.443         4
2007  .      12.434    13.537       143         12.443    13.555         4
2008  .      13.537     7.903       177         13.555     7.917         4
2009  .       7.903    10.137        92          7.917    10.160         1*
2010  .      10.137    10.811        97          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Internati
Index
2008  .       9.642     6.393        54          6.779     6.395         3
2009  .       6.393     8.016       240          6.395     8.022        14
2010  .       8.016     8.415       412          8.022     8.426        16
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Large Cap
100
2008  .       9.651     6.969       107          6.344     6.971         1*
2009  .       6.969     9.247       340          6.971     9.254        10
2010  .       9.247    10.809       524          9.254    10.823        11
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Index
Allocatio
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderate
Structure
Allocatio
2010  .      10.461    10.551        29          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Index
Allocatio
2010  .      10.747    10.786        25          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Moderatel
Aggressiv
Structure
Allocatio
2010  .      10.675    10.845        16         10.737    10.848         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
S&P 500
Index(1)
2005  .      10.173    10.242         9          N/A        N/A        N/A
2006  .      10.242    11.445         4         10.125    11.454         1*
2007  .      11.432    11.294         9         11.442    11.320         2
2008  .      11.294     6.957       165         11.320     6.976         6
2009  .       6.957     8.603       523          6.976     8.631        25
2010  .       8.603     9.679       807          8.631     9.717        23
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA
Small Cap
Index
2007  .      10.082     9.142        14         10.020     9.144         1*
2008  .       9.142     5.919        54          9.144     5.924         4
2009  .       5.919     7.315       178          5.924     7.325         9
2010  .       7.315     9.053       218          7.325     9.069         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA
Small/Mid
Cap 200
2008  .      10.019     7.220        30          6.446     7.222         1*
2009  .       7.220    10.739        87          7.222    10.747         3
2010  .      10.739    13.454       121         10.747    13.471         3
---------    ------    ------       ---         ------    ------       ---
LVIP T.
Rowe
Price
Growth
Stock
2007  .       9.961     9.917        13          N/A        N/A        N/A
2008  .       9.917     5.656        41          9.403     5.661         1*
2009  .       5.656     7.937       120          5.661     7.947         2
2010  .       7.937     9.085        83          7.947     9.102         1*
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      13.728    14.785         1*        13.739    14.805         5
2006  .      14.785    15.844         5         14.805    15.873         7
2007  .      15.844    17.649        26         15.873    17.690         3
2008  .      17.649     9.904        48         17.690     9.932         4
2009  .       9.904    14.213        47          9.932    14.261         5
2010  .      14.213    17.895        69         14.261    17.963         6
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Templeton Growth
2007  .       9.524     9.762         2         10.014     9.774        29
2008  .       9.762     5.933         2          9.774     5.952        45
2009  .       5.933     7.422         1*         5.952     7.461        35
2010  .       7.422     7.722         1*         7.461     7.778        29
---------     -----     -----         -         ------     -----        --
LVIP Turner Mid-Cap Growth
2007  .       N/A        N/A        N/A         10.190    10.925        12
2008  .      10.099     5.346         1*        10.925     5.418        11
2009  .       5.346     7.747         1*         5.418     7.866        13
2010  .       7.747     9.624         1*         7.866     9.792        12
---------    ------     -----       ---         ------    ------        --
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.790    11.379         6
2007  .      11.715    11.557         1*        11.379    11.616        15
2008  .      11.557     6.958         1*        11.616     7.008        13
2009  .       6.958     8.376         1*         7.008     8.453        18
2010  .       8.376     9.644         1*         8.453     9.752        19
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          6.548     6.427        13
2009  .       N/A        N/A        N/A          6.427     8.233        12
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire Conservative Profile
2005  .       N/A        N/A        N/A         10.252    10.234        54
2006  .       N/A        N/A        N/A         10.234    10.946       104
2007  .       N/A        N/A        N/A         10.946    11.541       119
2008  .      11.264     9.142         2         11.541     9.207       144
2009  .       9.142    11.143        12          9.207    11.246       180
2010  .      11.143    12.022        12         11.246    12.157       143
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire Moderate Profile
2005  .      10.061    10.439         8          9.994    10.451         7
2006  .      10.439    11.420         8         10.451    11.456       157
2007  .      11.420    12.183         6         11.456    12.245       256
2008  .      12.183     8.727         8         12.245     8.789       342
2009  .       8.727    10.909         5          8.789    11.010       380
2010  .      10.909    11.925         3         11.010    12.058       350
---------    ------    ------       ---         ------    ------       ---
LVIP Wilshire Moderately Aggressive Profile
2005  .       N/A        N/A        N/A         10.104    10.628        49
2006  .      11.210    11.830         1*        10.628    11.867       137
2007  .      11.830    12.683         1*        11.867    12.748       204
2008  .      12.683     8.244         1*        12.748     8.303       189
2009  .       8.244    10.385         1*         8.303    10.481       161
2010  .      10.385    11.428         1*        10.481    11.556       161
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP
Templeton
Growth
2007  .      10.119     9.789         91         9.553     9.792         3
2008  .       9.789     5.976        248         9.792     5.981         1*
2009  .       5.976     7.509        212         5.981     7.519         3
2010  .       7.509     7.848        314         7.519     7.863         7
---------    ------     -----        ---         -----     -----         -
LVIP
Turner
Mid-Cap
Growth
2007  .       9.905    10.832         39         9.735    10.836         3
2008  .      10.832     5.385         62        10.836     5.390         2
2009  .       5.385     7.838         38         5.390     7.849         2
2010  .       7.838     9.782        106         7.849     9.800         2
---------    ------    ------        ---        ------    ------         -
LVIP Wells Fargo Intrinsic Value Fund
2005  .      10.009    10.469          2         N/A        N/A        N/A
2006  .      10.469    11.424         21        10.901    11.433         1*
2007  .      11.424    11.691         26        11.433    11.706         1*
2008  .      11.691     7.071        355        11.706     7.084         1*
2009  .       7.071     8.550         62         N/A        N/A        N/A
2010  .       8.550     9.889         44         N/A        N/A        N/A
---------    ------    ------        ---        ------    ------       ---
LVIP
Wilshire
2010
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .      10.054     7.784         46         N/A        N/A        N/A
2009  .       7.784     9.496         42         N/A        N/A        N/A
2010  .       9.496    10.380         40         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP
Wilshire
2020
Profile
2007  .      10.301    10.277          9         N/A        N/A        N/A
2008  .      10.277     7.369         23         N/A        N/A        N/A
2009  .       7.369     9.081         27         N/A        N/A        N/A
2010  .       9.081     9.977         27         N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP
Wilshire
2030
Profile
2007  .      10.319    10.384          1*        N/A        N/A        N/A
2008  .      10.384     7.048          1*        N/A        N/A        N/A
2009  .       7.048     8.845          1*        N/A        N/A        N/A
2010  .       8.845     9.762          1*        N/A        N/A        N/A
---------    ------    ------       ----        ------    ------       ---
LVIP
Wilshire
2040
Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.888     6.453         57         N/A        N/A        N/A
2009  .       6.453     8.287         31         6.073     8.298         3
2010  .       8.287     9.238         15         8.298     9.254         3
---------    ------    ------       ----        ------    ------       ---
LVIP Wilshire Conservative Profile
2005  .      10.038    10.249         83        10.074    10.252        18
2006  .      10.249    10.989        279        10.252    10.998        32
2007  .      10.989    11.615        350        10.998    11.630        46
2008  .      11.615     9.290        562        11.630     9.306        64
2009  .       9.290    11.375        692         9.306    11.401        86
2010  .      11.375    12.327        750        11.401    12.362        80
---------    ------    ------       ----        ------    ------       ---
LVIP Wilshire Moderate Profile
2005  .       9.994    10.466        111        10.008    10.469        10
2006  .      10.466    11.501        624        10.469    11.510        57
2007  .      11.501    12.324        926        11.510    12.340        74
2008  .      12.324     8.868      1,285        12.340     8.884       137
2009  .       8.868    11.136      1,374         8.884    11.162       139
2010  .      11.136    12.227      1,424        11.162    12.261       120
---------    ------    ------      -----        ------    ------       ---
LVIP Wilshire Moderately Aggressive Profile
2005  .       9.996    10.643         33         N/A        N/A        N/A
2006  .      10.643    11.913        223        11.256    11.923        10
2007  .      11.913    12.830        337        11.923    12.847        27
2008  .      12.830     8.378        728        12.847     8.393        35
2009  .       8.378    10.601        774         8.393    10.625        35
2010  .      10.601    11.718        991        10.625    11.751        25
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Growth Series
2008  .   N/A           N/A         N/A         13.457     9.067         1*
2009  .   N/A           N/A         N/A          9.067    12.212         1*
2010  .   15.595      17.557          1*         N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
MFS VIT Total Return Series
2005  .   12.815      12.868          1*        12.219    12.295        10
2006  .   12.868      14.058          2         12.295    13.459        72
2007  .   14.058      14.301          5         13.459    13.718        94
2008  .   14.301      10.872          6         13.718    10.450       121
2009  .   10.872      12.527          7         10.450    12.065       137
2010  .   12.527      13.442          6         12.065    12.972       142
--------- ------      ------        ---         ------    ------       ---
MFS VIT Utilities Series
2005  .   19.180      21.872          1*        12.594    14.398         5
2006  .   21.872      28.035          1*        14.398    18.491        34
2007  .   28.035      35.000          2         18.491    23.132        45
2008  .   35.000      21.304          2         23.132    14.108        32
2009  .   21.304      27.704          1*        14.108    18.383        25
2010  .   27.704      30.778          1*        18.383    20.464        21
--------- ------      ------        ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .   14.180      15.785          1*        11.907    13.281         3
2006  .   15.785      17.720          1*        13.281    14.939         7
2007  .   17.720      21.250          1*        14.939    17.951        11
2008  .   21.250      11.777          1*        17.951     9.969        10
2009  .   11.777      15.169          1*         9.969    12.866         8
2010  .   15.169      19.167          1*        12.866    16.289         7
--------- ------      ------        ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2005  .   N/A           N/A         N/A         15.630    17.167         9
2006  .   18.712      19.816          1*        17.167    18.716         6
2007  .   19.816      20.035          1*        18.716    18.960         9
2008  .   20.035      10.624          1*        18.960    10.074         7
2009  .   10.624      15.239          1*        10.074    14.479         5
2010  .   15.239      18.821          1*        14.479    17.918         4
--------- ------      ------        ---         ------    ------       ---
PIMCO VIT Commodity Real Return
          N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         12.476    15.202         1*
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT
Growth
Series
2008  .       9.281     9.233         4          6.728     6.320         4
2009  .       9.233    12.466         8          6.320     8.537         4
2010  .      12.466    14.097        10          8.537     9.659         5
---------    ------    ------        --          -----     -----         -
MFS VIT Total Return Series
2005  .      12.320    12.427        70         10.015    10.124        14
2006  .      12.427    13.637       193         10.124    11.116        33
2007  .      13.637    13.935       281         11.116    11.364        45
2008  .      13.935    10.642       306         11.364     8.683        45
2009  .      10.642    12.317       356          8.683    10.055        33
2010  .      12.317    13.276       323         10.055    10.843        31
---------    ------    ------       ---         ------    ------        --
MFS VIT Utilities Series
2005  .      12.697    14.552        23         10.018    11.056         2
2006  .      14.552    18.736        70         11.056    14.242         9
2007  .      18.736    23.496       159         14.242    17.870        22
2008  .      23.496    14.366       144         17.870    10.932        13
2009  .      14.366    18.766       111         10.932    14.287         7
2010  .      18.766    20.943       126         14.287    15.952        12
---------    ------    ------       ---         ------    ------        --
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      12.004    13.423        13         12.024    13.452         1*
2006  .      13.423    15.136        31         13.452    15.177         4
2007  .      15.136    18.233        35         15.177    18.291         5
2008  .      18.233    10.151        19         18.291    10.189         4
2009  .      10.151    13.134        17         10.189    13.189         4
2010  .      13.134    16.669        14         13.189    16.748         4
---------    ------    ------       ---         ------    ------        --
Neuberger Berman AMT Regency Portfolio
2005  .      15.755    17.349        34         15.777    17.381         1*
2006  .      17.349    18.961        72         17.381    19.005         1*
2007  .      18.961    19.256        91         19.005    19.311         2
2008  .      19.256    10.257        84         19.311    10.292         1*
2009  .      10.257    14.779        60         10.292    14.836         1*
2010  .      14.779    18.335        53         14.836    18.415         3
---------    ------    ------       ---         ------    ------        --
PIMCO VIT
Commodity
Real
Return
             11.002    12.495         1*         N/A        N/A        N/A
2010  .      12.495    15.263         6         12.499    15.276         1*
---------    ------    ------       ---         ------    ------       ---



* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.


(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.

                                                                                                            1) i4LIFE(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT (VERSION 4)
                                                                                                            (PRIOR VERSIONS MAY
                                                                                                            VARY)
                                                                                                            2) 4LATER(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT
                                                                                                            3) GUARANTEED INCOME
                                                                                                            BENEFIT FOR PURCHASERS
                     LINCOLN                                                                                OF LINCOLN LIFETIME
                     SMARTSECURITY(R)                                                                       INCOME(SM) ADVANTAGE
                     ADVANTAGE 1-YR.                                                                        4) GUARANTEED INCOME
                     AUTOMATIC STEP-UP     LINCOLN LIFETIME                                                 BENEFIT FOR PURCHASERS
                     (PRIOR VERSIONS       INCOME(SM)                                                       OF LINCOLN LIFETIME
                     MAY VARY)             ADVANTAGE 2.0         i4LIFE(R) ADVANTAGE   4LATER(R) ADVANTAGE  INCOME(SM) ADVANTAGE 2.0
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview         Designed to guarantee Designed to guarantee Designed to provide   Designed to          Designed to use the
                     that if you make your that if you make your an income program     guarantee today a    Income Base established
                     first withdrawal on   first withdrawal on   that combines         future minimum       under 4LATER(R)
                     or after the date you or after the date you variable lifetime     payout floor for     Advantage (if 4LATER(R)
                     reach age 65, you are reach age 55 you are  income payments and a i4LIFE(R) Advantage  Advantage Guaranteed
                     guaranteed income for guaranteed income for death benefit with    regular income       Income Benefit is
                     your life (and your   your life (and your   the ability to make   payments, regardless elected) or the Account
                     spouse's, under Joint spouse's, under Joint withdrawals during a  of investment        Value* established under
                     Life version), even   Life version). Also   defined period.       performance, by      i4LIFE(R) Advantage (if
                     after the entire      includes age-based                          providing an Income  i4LIFE(R) Advantage
                     amount of purchase    increases to the                            Base during the      Guaranteed Income
                     payments has been     withdrawal amount.                          accumulation period  Benefit is elected) or
                     returned to you                                                   that can be used to  the greater of the
                     through periodic                                                  establish in the     Income Base or Account
                     withdrawals. If                                                   future a Guaranteed  Value under LINCOLN
                     lifetime withdrawals                                              Income Benefit with  LIFETIME INCOME(SM)
                     are not in effect,                                                i4LIFE(R) Advantage. Advantage 2.0 (for prior
                     you may make periodic                                                                  purchasers of LINCOLN
                     withdrawals of the                                                                     LIFETIME INCOME(SM)
                     Guaranteed Amount.                                                                     Advantage 2.0) to
                                                                                                            provide a minimum payout
                                                                                                            floor for i4LIFE(R)
                                                                                                            Advantage regular income
                                                                                                            payments, regardless of
                                                                                                            investment performance.

                                                                                                            * Can instead use the
                                                                                                            remaining Guaranteed
                                                                                                            Amount under LINCOLN
                                                                                                            SMARTSECURITY(R)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage.

2.  Current Fee      0.65% (Single Life)   Single life option    Varies based on       0.65% of Income Base 1) 0.65% added to the
                     or 0.80% (Joint Life) 1.05% of Income Base  product and death                          i4LIFE(R) Advantage
                     of Guaranteed Amount  Joint life option     benefit option                             charge (0.85% if Joint
                                           1.25% of Income Base  (assessed as a % of                        Life Option is chosen)
                                                                 account value, and                         i4LIFE(R) Advantage
                                                                 only during annuity                        Guaranteed Income
                                                                 payout phase)                              Benefit Version 4 (0.65%
                                                                                                            for 4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit,)

                                                                                                            2) 0.50% added to the
                                                                                                            i4LIFE(R) Advantage
                                                                                                            charge (i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit Version
                                                                                                            3) (assessed as a % of
                                                                                                            account value, and only
                                                                                                            during annuity payout
                                                                                                            phase)

                                                                                                            3) Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0, 1.05%

                                                                                                            (single life
                                                                                                            option) or 1.25 (joint
                                                                                                            life option) which is
                                                                                                            the total charge for
                                                                                                            i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit initially
                                                                                                            (assessed as a % of the
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base or Account
                                                                                                            Value, if greater).

3.  Guaranteed       1.50% of Guaranteed   2.00% of Income Base  Same as current fee   1.50% of Income Base 1) 2.00% added to the
    Maximum Fee      Amount                                                                                 i4LIFE(R) Advantage
                                                                                                            charge (assessed as a %
                                                                                                            of account value, and
                                                                                                            only during annuity
                                                                                                            payout phase)

                                                                                                            2) 2.00% total charge
                                                                                                            for i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0. (assessed as a % of
                                                                                                            the LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base).

4.  Withdrawals      Yes - 5% annually     Yes - Age-based       Yes, during Access    Yes, only after you  No
    Permitted                              (4-5%) annually       Period                elect i4LIFE(R)
                                                                                       Advantage

5.  Payments for     Yes (if conditions    Yes (if conditions    Yes (if conditions    If elect i4LIFE(R)   Yes (if conditions
    Life             are met)              are met)              are met)              Advantage            are met)

6.  Potential        Purchase Payments     Purchase Payments     N/A                   Purchase Payments    Automatic Annual
    Increases to     Automatic Annual      5% Enhancements                             15% Enhancements     Step-Ups Prior versions
    Guaranteed       Step-Ups              Automatic Annual                            (every 3 years)      will have different
    Amount, Income   (if conditions are    Step-Ups                                    Resets to contract   Step-Up provisions
    Base, or         met)                  (if conditions are                          value                (if conditions are met)
    Guaranteed                             met)                                        (if conditions are
    Income Benefit                                                                     met)
    (as applicable)

7.  Investment       Option 3 (different   Option 3 (different   None                  Option 3 (different  Option 3 (different
    Requirements     Investment            Investment                                  Investment           Investment Requirements
                     Requirements may      Requirements may                            Requirements may     may apply depending upon
                     apply depending upon  apply depending upon                        apply depending upon date of purchase. See
                     date of purchase. See date of purchase. See                       date of purchase.    Investment Requirements
                     Investment            Investment                                  See Investment       section of prospectus
                     Requirements section  Requirements section                        Requirements section for more details)
                     of prospectus for     of prospectus for                           of prospectus for
                     more details)         more details)                               more details)

8.  Ability to Make  Yes, after the first  Yes--may impact the   No (non-qualified     Yes                  No
    Additional       rider anniversary, if charge (Cumulative    contracts) Yes,
    Purchase         cumulative payments   purchase payments in  during Access Period,
    Payments if      are over $100,000 and excess of $100,000    unless 4LATER(R)
    Contract Value   prior Home Office     require Home Office   Advantage Guaranteed
    is greater than  approval is provided  approval.)            Income Benefit or
    zero                                                         i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit has been
                                                                 elected (qualified
                                                                 contracts) No, for
                                                                 purchasers of LINCOLN
                                                                 LIFETIME INCOME(SM)
                                                                 Advantage 2.0 if
                                                                 i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit (Version 4)
                                                                 has been elected


9.  Spousal          Yes                   No                    No                    Yes (prior to        No
    Continuation                                                                       Periodic Income
                                                                                       Commencement Date)

10. Ability to       Yes, after 5 years    Yes, after 5 Years    No (non-qualified     Yes, after 3 years   Yes, after 3 years
    Cancel Rider     following the later                         contracts)            following the later  following the later of
                     of rider effective                                                of rider effective   rider effective date or
                     date or contractowner                       Yes, at any time      date or most recent  most recent Reset (if
                     -elected step-up                            (qualified contracts) Reset                4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit is elected or
                                                                                                            purchasers of LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage 2.0 elect the
                                                                                                            Guaranteed Income
                                                                                                            Benefit) Yes, at any
                                                                                                            time (if i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit is
                                                                                                            elected) Yes, after 5
                                                                                                            years following the
                                                                                                            rider effective date for
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0

11. Nursing Home     No                    Yes                   No                    No                   No
    Benefit                                (subject to state
                                           availability)

12. May Elect Other  No                    No                    Limited to Guaranteed No (prior to         Limited to i4LIFE(R)
    Living Benefit                                               Income Benefit        Periodic Income      Advantage
    Riders                                                                             Commencement Date)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

                     Lincoln ChoicePlus Assurance(SM) C Share

    Supplement dated April 11, 2011 to the Prospectus dated November 1, 2011

This Supplement to the prospectus for your Lincoln ChoicePlus Assurance(SM) variable annuity contract. describes a new optional rider - LINCOLN LONG-TERM CARE(SM) ADVANTAGE - available for purchase with your contract on or after April 11, 2011.

As Americans continue to live longer, more and more individuals may become unable to care for themselves because of a chronic illness or cognitive impairment, such as Alzheimer's disease, at some point in their lives. Accordingly, there may be a time when you need to access money in your contract sooner than you may have anticipated to pay for long-term care. You also may need more money than you otherwise have available. To assist you in planning for such potential circumstances, we offer an optional rider available for purchase with your contract that provides you with a special type of insurance against these types of risks - it is called the LINCOLN LONG-TERM CARE(SM) ADVANTAGE RIDER (the "LTC Rider"). It provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event: (1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

IF YOU PURCHASE THE LTC RIDER, YOU MAY NOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS MORE THAN 90 DAYS FROM THE CONTRACT DATE. ACCORDINGLY, YOU SHOULD PLAN ON MAKING ENOUGH PURCHASE PAYMENTS TO FUND YOUR ANTICIPATED NEEDS UNDER THE CONTRACT DURING THE FIRST 90 DAYS. EVEN THEN, THE LTC RIDER MAY NOT COVER ALL OF THE LONG-TERM CARE EXPENSES INCURRED BY YOU DURING THE PERIOD OF COVERAGE. ON THE OTHER HAND, YOU MAY NEVER NEED LONG-TERM CARE SERVICES OR, EVEN IF YOU DO, YOU MAY NEVER QUALIFY TO RECEIVE ANY OF THE BENEFITS PROVIDED UNDER THIS LTC RIDER EVEN THOUGH YOU HAVE PAID A CHARGE(S) FOR THE LTC RIDER. ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL CONTRACT AND RIDER LIMITATIONS.

THE LTC RIDER, IF PURCHASED, MUST BE ELECTED AT THE TIME YOU PURCHASE YOUR CONTRACT AND MAY NOT BE ADDED TO EXISTING CONTRACTS. WHILE THE LTC RIDER IS IN FORCE, YOU MAY NOT PURCHASE ANY OF THE LIVING BENEFIT RIDERS THAT WE OFFER. BY PURCHASING THE LTC RIDER, YOU WILL BE LIMITED IN HOW YOU MAY INVEST AND MAY INVEST ONLY PURSUANT TO INVESTMENT REQUIREMENTS - OPTION 3, AS DESCRIBED IN YOUR PROSPECTUS. PLEASE SEE THE "SUMMARY OF THE LTC RIDER - WHAT ARE THE RISKS ASSOCIATED WITH THE LTC RIDER?" FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH THE LTC RIDER.

This Supplement outlines the revisions and additions to your underlying prospectus necessary to describe the LTC Rider. All other provisions of your prospectus remain unchanged.

                                TABLE OF CONTENTS

EXPENSE TABLES                                                                      4

SUMMARY OF THE LTC RIDER                                                            7

ELIGIBILITY TO PURCHASE THE LTC RIDER                                              13

      ELIGIBILITY REQUIREMENTS                                                     13
      ISSUANCE PROCEDURES                                                          13
      REQUIRED SIGNATURE                                                           13
      LIMITATIONS ON PURCHASE PAYMENTS                                             14
      LIMITATIONS ON PURCHASING OTHER RIDERS                                       14
      INVESTMENT RESTRICTIONS                                                      14

ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS                                        14

   ESTABLISHING INITIAL ELIGIBILITY FOR LTC BENEFITS                               14
      WRITTEN ASSESSMENT                                                           15
      PLAN OF CARE                                                                 16
      EXCLUSIONS AND LIMITATIONS                                                   16
      DEDUCTIBLE PERIOD                                                            16
      REQUESTING LTC BENEFITS                                                      16
      DENIAL OF LTC BENEFITS                                                       17

   ESTABLISHING CONTINUED ELIGIBILITY FOR LTC BENEFITS                             17

   VERIFICATION OF CONTINUED ELIGIBILITY                                           18

   OVERPAYMENT OF LTC BENEFITS                                                     18

DETERMINING LTC BENEFITS                                                           19

   GENERAL SUMMARY OF LTC BENEFITS                                                 19
      CHOICES UNDER THE LTC RIDER                                                  19
      ROADMAP OF IMPORTANT LTC CONCEPTS                                            19

   ACCELERATION BENEFIT PAYMENTS                                                   21

   EXTENSION BENEFIT PAYMENTS                                                      22

   MAXIMUM MONTHLY LEVEL BENEFIT                                                   23
      SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST:   25

   GROWTH BENEFIT OPTION                                                           26

   MAXIMUM MONTHLY GROWTH BENEFIT                                                  28
      SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST:   29

   ELECTING TO RECEIVE LTC BENEFITS BEFORE THE 5TH CONTRACT ANNIVERSARY            30

WITHDRAWALS                                                                        33

   CONFORMING WITHDRAWALS                                                          33

   EXCESS WITHDRAWALS                                                              33

LTC FIXED ACCOUNT                                                                  34

TERMINATION                                                                        35

   TERMINATION EVENTS                                                              35

   NONFORFEITURE BENEFIT                                                           36

LTC CHARGE                                                                         38

   GENERAL                                                                         38

   ACCELERATION BENEFIT CHARGE                                                     38

   EXTENSION BENEFIT CHARGE                                                        39

   OPTIONAL NONFORFEITURE BENEFIT CHARGE                                           39

GENERAL PROVISIONS                                                                 41

   DEATH BENEFITS                                                                  41

   CONTRACT FREE WITHDRAWAL PROVISION                                              45

   INVESTMENT REQUIREMENTS                                                         41

   FEDERAL TAXATION                                                                41

   MATURITY DATE                                                                   42

   MISSTATEMENT OF AGE OR SEX                                                      43

   LTC RIDER RETURN PRIVILEGE                                                      43

   MONTHLY STATEMENTS                                                              43

                                 EXPENSE TABLES

                                     * * *

The following describes the charges for the LINCOLN LONG-TERM CARE(SM) Advantage Rider (the "LTC Rider" or "Rider"). For purposes of understanding the Expense Tables, you need to know that there are two primary LTC Benefits - the Acceleration Benefit and the Extension Benefit - that may provide payments to you under the LTC Rider. There is also an additional optional LTC Benefit - the Growth Benefit - that, if elected, may provide you with additional payments under the LTC Rider. (If you do not elect the Growth Benefit, you will have the Level Benefit.) The amounts from these three LTC Benefits, when combined, make up the total amount of benefit payments you may receive from the Rider.

If you decide to terminate the LTC Rider under certain circumstances, the Rider provides a Nonforfeiture Benefit. The Nonforfeiture Benefit provides a reduced long-term care insurance benefit. There is a Nonforfeiture Benefit, called the "Contingent Nonforfeiture Benefit," for which there is no charge. You may also elect to add an enhanced Nonforfeiture Benefit, called the "Optional Nonforfeiture Benefit," for which there is an additional charge, called the "Optional Nonforfeiture Benefit Charge."

The LTC Charge is deducted on a quarterly basis, and is the sum of three different charges: (1) the Acceleration Benefit Charge, (2) the Extension Benefit Charge, (3) the Optional Nonforfeiture Benefit Charge, if elected. The Acceleration Benefit Charge is calculated as a percentage of the "LTC Guaranteed Amount." (This percentage will generally be higher if you elect the Growth Benefit. The LTC Guaranteed Amount will also generally be higher if you elect the Growth Benefit). The other two charges, the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, are calculated as a percentage of the "Extension Benefit." (THE LTC GUARANTEED AMOUNT AND THE EXTENSION BENEFITS ARE CONCEPTS THAT ARE EXPLAINED IN MORE DETAIL IN THE FOOTNOTES TO THIS EXPENSE TABLE BELOW AND LATER IN THIS SUPPLEMENT. SEE "DETERMINING LTC BENEFITS" FOR MORE INFORMATION SPECIFICALLY ACCELERATION BENEFIT PAYMENTS, EXTENSION BENEFIT PAYMENTS AND GROWTH BENEFIT OPTION SECTIONS.)

For the Acceleration Benefit Charge, there is a guaranteed maximum percentage rate that we can not exceed, and this maximum charge does not vary if you elect the Growth Benefit. However as noted, the current charge varies depending on whether you have elected the Growth Benefit or not. On the other hand, there are no guaranteed maximum percentage rates for the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, and they will vary based upon your age as of the contract date. The highest current charge we are permitted by state law to assess for the Extension Benefit and Optional Nonforfeiture Benefit is shown below. See "LTC Charges" in this supplement for a more detailed explanation of each of the charges.

The following table shows the guaranteed MAXIMUM percentage rates used to calculate the charges for the LTC Rider.

Guaranteed Maximum Charge Percentage Table

Guaranteed maximum Acceleration Benefit Charge       1.50% of LTC Guaranteed Amount*
annual percentage rate (Level Benefit or Growth      (0.375% quarterly)
Benefit):

Guaranteed maximum Extension Benefit Charge annual   No guaranteed maximum percentage rate**
percentage rate:

Guaranteed maximum Optional Nonforfeiture Benefit    No guaranteed maximum percentage rate***
Charge annual percentage rate

The following table shows the CURRENT percentage rates used to calculate the charges for the LTC Rider. If the Growth Benefit option is elected, the CURRENT annual Acceleration Benefit Charge percentage rate will be higher than if the Growth Benefit was not elected. (However, as noted above, the GUARANTEED maximum Acceleration Benefit Charge is the same whether or not the Growth Benefit is elected.)

Current Charge Percentage Rate Table

Current Acceleration Benefit Charge annual           0.35% of LTC Guaranteed Amount*
percentage rate with the Level Benefit:              (0.0875% quarterly)

Current Acceleration Benefit Charge annual           0.50% of LTC Guaranteed Amount*
percentage rate with the Growth Benefit:             (0.125% quarterly)

Highest current Extension Benefit Charge annual      0.68% of Extension Benefit**
percentage rate (70-74 year old contractowner):      (0.17% quarterly)

Highest current Optional Nonforfeiture Benefit       0.11% of Extension Benefit***
Charge annual percentage rate                        (0.0275% quarterly)
(70-74 year old contractowner):

* The Acceleration Benefit Charge percentage rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rate for the Level Benefit and Growth Benefit will also vary. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which the contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will certain withdrawals, called "Excess Withdrawals." (SEE "WITHDRAWALS" SECTION OF THIS SUPPLEMENT FOR MORE INFORMATION ON EXCESS WITHDRAWALS.) We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. SEE "LTC Charges" in this supplement for additional information.

** The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. SEE "LTC Charges" in this supplement for additional information.

*** The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. SEE "LTC Charges" in this supplement for additional information.

                                      * * *

EXAMPLES:

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACTOWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES. IF YOU PURCHASE THE LTC RIDER, THE LEVEL BENEFIT CAN BE MORE EXPENSIVE THAN THE GROWTH BENEFIT IN CERTAIN LIMITED CIRCUMSTANCES IN EARLY YEARS (BECAUSE THE LEVEL BENEFIT CAN BE ISSUED AT AGES GREATER THAN THE MAXIMUM AGE AT WHICH YOU CAN PURCHASE THE GROWTH BENEFIT). ACCORDINGLY, IN ORDER TO SHOW THE HIGHEST CHARGES YOU MAY PAY IN ANY PARTICULAR YEAR, IT IS NECESSARY FOR US TO SHOW TWO SEPARATE EXAMPLES.

THE FIRST EXAMPLE ASSUMES THAT YOU ARE AGE 69 AND INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOU HAVE PURCHASED THE LTC RIDER. THE EXAMPLE ASSUMES A 5% RETURN EACH YEAR, THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS, ELECTION OF THE GROWTH BENEFIT OPTION AND THE OPTIONAL NONFORFEITURE PROVISION, AND THAT THE EGMDB DEATH BENEFIT IS IN EFFECT. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

1)   If you surrender your contract at the end of the applicable time period:

     1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ------  -------  -------  --------
      $972   $2,867   $4,698    $9,016

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

     1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ------  -------  -------  --------
      $972   $2,867   $4,698    $9,016

THE SECOND EXAMPLE ASSUMES THAT YOU ARE AGE 74 AND INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOU HAVE PURCHASED THE LTC RIDER. THE EXAMPLE ASSUMES A 5% RETURN EACH YEAR, THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS, ELECTION OF THE LEVEL BENEFIT OPTION, ELECTION OF THE OPTIONAL NONFORFEITURE BENEFIT, AND THAT THE EGMDB DEATH BENEFIT IS IN EFFECT. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

3)   If you surrender your contract at the end of the applicable time period:

     1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ------  -------  -------  --------
     $1,008  $2,975   $4,878    $9,376

4) If you annuitize or do not surrender your contract at the end of the applicable time period:

     1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ------  -------  -------  --------
     $1,008  $2,975   $4,878    $9,376

For more information, see "Charges and Other Deductions" in your prospectus and "LTC Charges" in this supplement. The examples do not reflect persistency credits (discussed in your prospectus.) Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See

"Annuity Payouts" in your prospectus. These examples should not be considered a representation of past or future expenses.

                            SUMMARY OF THE LTC RIDER

The LINCOLN LONG-TERM CARE(SM) ADVANTAGE RIDER provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your purchase payments plus an additional amount equal to two times your purchase payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract.

We expect you will have some questions about how the LTC Rider works and the purpose for which you would purchase the Rider. The following are some of the questions you might have.

WHY WOULD I WANT TO PURCHASE THE LTC RIDER? Some of the reasons why you may consider purchasing the LTC Rider are:

     - you would like to pay for Long-Term Care Services by withdrawing your contract value on a tax-free basis;

     - for the potential of receiving, in addition to your contract value, up to two times your purchase payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;

     - for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

     - for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;

     - you want long-term care insurance, but want to retain the ability to access your contract value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and

     - you want long-term care insurance, but at the same time you want to retain the ability to have a death benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the death benefit).

ARE THERE WAYS I CAN PAY LONG-TERM CARE EXPENSES UNDER THE CONTRACT OTHER THAN BY PURCHASING THE LTC RIDER?

     - You can always access your contract value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 59 1/2, penalty taxes. Such withdrawals also would be limited to your contract value, which may decrease. Withdrawals may be taken (to cover long-term care expenses for yourself or anyone else). LTC Benefits, on the other hand, are subject to favorable tax treatment and may exceed the amount of contract value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.

     - You can also access your contract value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.

     - We offer Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed contract value, but it may take you 20 years or more to receive them. In addition, Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit Riders. IN ANY CASE, YOU WILL BE UNABLE TO PURCHASE ANY LIVING BENEFIT RIDER THAT WE MAY OFFER IF YOU PURCHASE THE LTC RIDER. See "The Contracts - Living Benefit Riders" in the prospectus for more information regarding Living Benefit Riders.

     - You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

HOW DO I QUALIFY FOR LTC BENEFITS? If, after the first contract year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. YOU SHOULD UNDERSTAND THAT ALTHOUGH YOU MAY BEGIN RECEIVING LTC BENEFITS AT ANY TIME AFTER THE FIRST CONTRACT YEAR, THE LTC RIDER WAS DESIGNED OPTIMALLY FOR LTC BENEFITS TO BE PAID ON OR AFTER THE 5TH CONTRACT ANNIVERSARY.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

HOW DO LTC BENEFITS IMPACT MY CONTRACT VALUE? LTC Benefits may be paid out of your contract value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own contract value on a tax-free basis until you either receive your purchase payments or your entire contract value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your contract value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts. See LTC Fixed Account later in this Supplement.

ARE THE LTC BENEFIT PAYMENTS TAX-FREE? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

WHAT ARE THE LTC BENEFITS? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional purchase payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the contract value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."

     - ACCELERATION BENEFIT: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your contract value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your contract value; however, if your contract value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

     - EXTENSION BENEFIT: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your contract value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.

     - GROWTH BENEFIT: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your contract value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and contract value is moved to the LTC Fixed Account, the contract value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your contract value; however, if your contract value is reduced to zero due to withdrawals and/or adverse investment experience of the subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.

WHEN ARE LTC BENEFITS PAID? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care, adult day care, assisted living services) but are not residing in a nursing home or receiving hospice care, you may only request UP TO 50% of the monthly maximum. See "Determining LTC Benefits - Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit" in this Supplement for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early contract years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. IF YOU WAIT TO REQUEST TO BEGIN RECEIVING LTC BENEFIT PAYMENTS UNTIL THE 5TH CONTRACT ANNIVERSARY OR AFTER, YOU WILL MAXIMIZE THE MONTHLY LTC BENEFIT PAYMENT AVAILABLE TO YOU. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

HOW DO WITHDRAWALS AFFECT MY LTC BENEFITS? The LTC Rider may permit limited withdrawals of contract value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your contract value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of withdrawals that exceed 5% of any excess of the contract value over the LTC Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value. EXCESS WITHDRAWALS MAY RESULT IN SIGNIFICANT

REDUCTIONS OF BENEFITS UNDER THE LTC RIDER AND/OR ITS TERMINATION. ACCORDINGLY, IF YOU THINK THAT YOU MAY NEED TO ACCESS YOUR CONTRACT VALUE THROUGH WITHDRAWALS, THE LTC RIDER MAY NOT BE A GOOD INVESTMENT FOR YOU.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your contract value has grown above your purchase payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. IF YOU ELECT THE GROWTH BENEFIT OPTION, ON THE OTHER HAND, YOU WILL NOT BE ABLE TO MAKE ANY CONFORMING WITHDRAWALS AND ALL WITHDRAWALS WILL BE EXCESS WITHDRAWALS THAT NEGATIVELY IMPACT YOUR LTC BENEFITS. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the contract value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your contract value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

IF THE LTC GUARANTEED AMOUNT IS EQUAL TO OR GREATER THAN YOUR CONTRACT VALUE ON A CONTRACT ANNIVERSARY, ANY WITHDRAWAL IN THAT CONTRACT YEAR WILL NOT BE A CONFORMING WITHDRAWAL. ANY EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE LTC RIDER AND THE ONLY LTC BENEFIT THAT YOU MAY RECEIVE WILL BE THE OPTIONAL NONFORFEITURE BENEFIT, IF ELECTED. SEE THE WITHDRAWALS SECTION LATER IN THIS SUPPLEMENT.

ARE THERE ANY RESTRICTIONS ON HOW I INVEST MY MONEY IF I PURCHASE THE LTC RIDER? By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements - Option 3, as described in your prospectus. The subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move contract value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

WHAT ARE THE CHARGES FOR THE LTC RIDER? While the LTC Rider is in effect, there is a charge that is deducted from the contract value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval. For more information, please see "Expense Tables" and the "LTC Charges" in this supplement.

CAN I ADD THE LTC RIDER TO AN EXISTING CONTRACT? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a Contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

WHAT IF I DECIDE TO TERMINATE THE LTC RIDER? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

WHAT ARE THE RISKS ASSOCIATED WITH THE LTC RIDER? Some of the principal risks associated with the LTC Rider are:

     - You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.

     - Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,660 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.

     - You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, DO NOT increase the amount paid on your death.

     - Your ability to withdraw contract value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your contract value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your contract value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.

     - You must wait at least one year before you can take LTC Benefit payments.

     - If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.

     - Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.

     - Your variable subaccount investments will be restricted to certain subaccounts and in certain percentages if you purchase the LTC Rider; the subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in subaccounts with more aggressive investment objectives.

     - If you begin taking LTC Benefit payments, your contract value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.

     - If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.

     - The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.

     - LTC Benefit payments may reduce your death benefit by deducting withdrawals in the same proportion that the withdrawal reduces the contract value.

                      ELIGIBILITY TO PURCHASE THE LTC RIDER

ELIGIBILITY REQUIREMENTS. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:

     - The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.

     - LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the contractowner and the annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.

     - The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.

     - You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

ISSUANCE PROCEDURES. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

REQUIRED SIGNATURE. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. FAILURE TO SIGN AND RETURN A SIGNED COPY OF THE CONTRACT AMENDMENT WITHIN 45 DAYS OF THE CONTRACT DATE WILL RESULT IN AN AUTOMATIC TERMINATION OF THE LTC RIDER. IF THE LTC RIDER IS TERMINATED FOR FAILURE TO RETURN THE CONTRACT AMENDMENT, YOU WILL NOT BE ABLE TO TERMINATE THE CONTRACT WITHOUT PENALTY (BECAUSE THE FREE LOOK PERIOD WILL HAVE EXPIRED).

LIMITATIONS ON PURCHASE PAYMENTS. The LTC Benefits will be calculated based upon the dollar amount of purchase payments made into the contract in the first 90 days after the contract date. NO PURCHASE PAYMENTS MAY BE MADE INTO THE CONTRACT AFTER 90 DAYS FROM THE CONTRACT DATE. The minimum purchase payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative purchase payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

LIMITATIONS ON PURCHASING OTHER RIDERS. You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider. The following living benefit riders are not available to you while this LTC Rider is in force: LINCOLN SMARTSECURITY(R) Advantage, I4LIFE(R) Advantage with or without the Guaranteed Income Benefit, 4LATER(R)Advantage, LINCOLN LIFETIME INCOME(SM) Advantage, LINCOLN LIFETIME INCOME(SM) Advantage 2.0 or LINCOLN LIFETIME INCOME(SM) Advantage Plus or any other living benefits that we may offer in the future. SEE "LINCOLN SMARTSECURITY(R) Advantage," "I4LIFE(R) Advantage with or without the Guaranteed Income Benefit," "4LATER(R)Advantage," "LINCOLN LIFETIME INCOME(SM) Advantage" or "LINCOLN LIFETIME INCOME(SM) Advantage Plus" in "The Contracts" section of your prospectus for more information about these riders. In addition, the EEB death benefit is not available with the LTC Rider.

INVESTMENT RESTRICTIONS. By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. YOU MUST ALLOCATE ALL OF YOUR PURCHASE PAYMENTS AND CONTRACT VALUE AT ALL TIMES IN ACCORDANCE WITH INVESTMENT REQUIREMENTS - OPTION 3 AND ALL ITS PROVISIONS. Under this option, we require at least 30% of your contract value in certain subaccounts that we identify and no more than 70% of your contract value in other specified subaccounts. There may be additional limitations on investing in other subaccounts. These limitations are set forth in "Investment Requirements - Option 3" in your prospectus.

                   ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS

ESTABLISHING INITIAL ELIGIBILITY FOR LTC BENEFITS

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first contract year. (Although we refer to the first contract anniversary throughout this supplement, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:

PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

STEP 1: You must first notify us by phone at 877-534-4636, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.

STEP 2: Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.

STEP 3: You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.

STEP 4: We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.

STEP 5: You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.

STEP 6: You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section of the Supplement.

WRITTEN ASSESSMENT. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment

A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

Severe cognitive impairment is deterioration or loss of intellectual capacity that is:

     - Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and

     - Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The six Activities of Daily Living are:

1. BATHING - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.

2. CONTINENCE - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).

3. DRESSING - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.

4. EATING - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.

5. TOILETING - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.

6. TRANSFERRING - the ability to move oneself into or out of a bed, chair or wheelchair.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. YOU WILL BE RESPONSIBLE FOR THE COST OF OBTAINING THE INITIAL AND ANY SUBSEQUENT ASSESSMENTS.

PLAN OF CARE. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. YOU WILL BE RESPONSIBLE FOR THE COST OF OBTAINING THE REQUIRED PLAN OF CARE. IN ORDER TO RECEIVE LTC BENEFITS UNDER THE LTC RIDER, YOU MUST FOLLOW THE PLAN OF CARE.

EXCLUSIONS AND LIMITATIONS. The following are not Long-Term Care Services under the LTC Rider:

     - alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician

     - care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia

     - treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury

     - treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)

     - services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws

     -    services or care provided to you outside the United States

     - all care and support services that are provided by immediate members of your family, whether paid or unpaid

DEDUCTIBLE PERIOD. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

PLEASE NOTE: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See "General Provisions - Federal Taxation."

REQUESTING LTC BENEFITS. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this Supplement for a discussion of the limits on the dollar amount of LTC Benefit payments.

DENIAL OF LTC BENEFITS. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

ESTABLISHING CONTINUED ELIGIBILITY FOR LTC BENEFITS

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

EVERY THREE MONTHS:   You must submit a new Request for Benefits form, which
                      must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new
                      Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is NOT submitted prior to the end of the current three month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC
                      Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you.
                      If we do not receive a Request for Benefits form within 90 days after the three month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 877-534-4636.

EVERY YEAR:           At least once every 12 months after we have established
                      your initial benefit eligibility, a Licensed Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically
                      Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 877-534-4636.

REVOCATION OF ELIGIBILITY FOR LTC BENEFITS. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

VERIFICATION OF CONTINUED ELIGIBILITY

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:

     - review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;

     - a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;

     - requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

OVERPAYMENT OF LTC BENEFITS

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or death benefit proceeds.

                            DETERMINING LTC BENEFITS

GENERAL SUMMARY OF LTC BENEFITS

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

CHOICES UNDER THE LTC RIDER. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

     - You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial purchase payment and of any subsequent purchase payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.

     - You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.

     - You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.

     - Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described in the "Eligibility for LTC Benefits" section of this supplement, you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for Long-Term Care Services.

ROADMAP OF IMPORTANT LTC CONCEPTS. There are certain important features of the LTC Rider you need to understand. The following section of this supplement summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.

                              ACCELERATION BENEFIT

     -    First payments made under the LTC Rider

     -    Deducted from your contract value

     - Equals your initial purchase payment and any subsequent purchase payments made in the first 90 days

     - Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits- Maximum Monthly Level Benefit section)

     -    Payments reduce the LTC Guaranteed Amount and

          Acceleration Benefit

     - If the contract value is reduced to zero, benefits are paid by us from our general account

     -    Not affected by investment results


                                EXTENSION BENEFIT

     - Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero

     -    Paid by us from our general account

     - Equals double the Acceleration Benefit as of the 90th day after the contract date

     - Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits- Maximum Monthly Level Benefit section)

     -    Payments reduce the Extension Benefit

     -    Not affected by investment results


                                 GROWTH BENEFIT

     -    May be purchased for an additional cost

     - Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account

     - Payments made in addition to Acceleration Benefit and Extension Benefit payments

     -    Deducted from your contract value

     - Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance

     -    Payments reduce the LTC Guaranteed Amount and Growth Benefit

     - If the contract value is reduced to zero, paid by us from our general account

     -    Each annual step-up is not affected by subsequent investment results

                                   WITHDRAWALS

     -    Permitted any time in addition to LTC Benefit payments

     - Will not decrease LTC Benefits (but will reduce contract value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the contract value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary

     - The amount of any withdrawal that exceeds 5% of the excess amount of the contract value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal)

     - If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal

     - Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value

     - Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your contract value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

ACCELERATION BENEFIT PAYMENTS

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your contract value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See "LTC Fixed Account" for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for a detailed description. The Acceleration Benefit is first paid from the contract value.

ACCELERATION BENEFIT DURATION = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

ACCELERATION BENEFIT = the initial purchase payment, plus each subsequent purchase payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this supplement), less Acceleration Benefit payments. IF YOU HAVE NOT ELECTED THE GROWTH BENEFIT, THE LTC GUARANTEED AMOUNT EQUALS THE ACCELERATION BENEFIT.

EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND ACCELERATION BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

We promise that if your contract value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this supplement. Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a death benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and contract value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your contract value. See "Withdrawals" in this supplement for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

EXTENSION BENEFIT PAYMENTS

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your contract value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this supplement. The Extension Benefit is not available as a lump sum withdrawal or as a death benefit.

EXTENSION BENEFIT DURATION = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

EXTENSION BENEFIT = twice the initial Acceleration Benefit (purchase payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this supplement), less Extension Benefit payments.

EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND EXTENSION BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

EXAMPLE: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent purchase payment is made prior to the 90th day after the contract date.

Initial purchase payment January 1, 2011 (contract date equals January 1, 2011):   $100,000
Contract value January 1, 2011:                                                    $100,000
LTC Guaranteed Amount January 1, 2011 (equals initial purchase payment):           $100,000
Acceleration Benefit January 1, 2011 (equals LTC Guaranteed Amount):               $100,000
Extension Benefit January 1, 2011 (2 x $100,000 Acceleration Benefit):             $200,000
Contract value February 1, 2011 prior to subsequent purchase payment:              $110,000
Subsequent purchase payment received February 1, 2011:                             $100,000
LTC Guaranteed Amount after subsequent purchase payment
   ($100,000 LTC Guaranteed Amount + $100,000 subsequent purchase
   payment made within 90 days of contract date):                                  $200,000
Acceleration Benefit after subsequent purchase payment:                            $200,000
Extension Benefit after subsequent purchase payment
   (2 x $200,000 Acceleration Benefit):                                            $400,000
Contract value after additional purchase payment:                                  $210,000

MAXIMUM MONTHLY LEVEL BENEFIT

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.

MAXIMUM MONTHLY LEVEL BENEFIT = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the 5th contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the contract value. See "Withdrawals" in this supplement. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                 IMPORTANT NOTE:

     We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. After the 5th contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). THIS DISCUSSION ASSUMES THAT YOU DO NOT BEGIN TAKING LTC BENEFIT PAYMENTS UNTIL AFTER THE 5TH CONTRACT ANNIVERSARY. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits - Electing to Receive LTC Benefits Before the 5th Contract Anniversary."

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms are defined in the Long-Term Care Coverage Endorsement form; the actual definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

TYPE OF LONG-TERM CARE SERVICES                           AMOUNT OF MONTHLY BENEFIT YOU CAN REQUEST
-------------------------------------------------------   ----------------------------------------------------------
If you are residing in a nursing home  or are             You may request an amount up to the Maximum Monthly Level
receiving hospice care:                                   Benefit amount.

If you are eligible and qualify for other                 You may request only UP TO 50% of the Maximum Monthly
qualified Long-Term Care Services (such as but            Level Benefit amount.  If upon commencement of a month you
not limited to home health care, adult day                qualify to receive up to 50% of the Maximum Monthly Level
care, assisted living services), but are not              Benefit amount and during that month you enter a nursing
residing in a nursing home or receiving                   home or start to receive hospice care, you will qualify to
hospice care:                                             receive up to 100% of the Maximum Monthly Level Benefit
                                                          amount the following month.

The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). IF, AFTER THE 5TH CONTRACT ANNIVERSARY, YOU RECEIVE LESS THAN THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT IN ANY GIVEN MONTH, THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT WILL NOT BE INCREASED, BUT THE MINIMUM ACCELERATION BENEFIT DURATION OR MINIMUM EXTENSION BENEFIT DURATION WILL BE INCREASED AND WILL EQUAL THE REMAINING ACCELERATION BENEFIT OR EXTENSION BENEFIT DIVIDED BY THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT.

EXAMPLE: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the 5th contract year. Assume LTC Benefit payments begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.

ON 5TH CONTRACT ANNIVERSARY:
Acceleration Benefit:                                                  $100,000
Acceleration Benefit Duration:                                        24 months
Extension Benefit:                                                     $200,000
Extension Benefit Duration:                                           48 months
Maximum Monthly Level Benefit: ($100,000/24)                          $4,166.67
Monthly LTC Benefit payment (50% of $4,166.67)                        $2,083.33

ON THE 6TH CONTRACT ANNIVERSARY:
Remaining Acceleration Benefit:
   ($100,000 - LTC Benefit payments of $25,000 ($2,083.33 x 12))        $75,000
Remaining Acceleration Benefit Duration
   (assuming the contract owner continues to receive 50% of the
   Maximum Monthly Level Benefit): ($75,000 / $2,083.33)              36 months
Remaining Acceleration Benefit Duration
   (if the contract owner begins receiving 100% of the Maximum
   Monthly Level Benefit): ($75,000 / $4,166.67)                      18 months
Remaining Extension Benefit:                                           $200,000
Remaining Extension Benefit Duration
   (assuming the contract owner continues to receive 50% of the
   Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)   96 months
Remaining Acceleration Benefit Duration
   (if the contract owner begins receiving 100% of the Maximum
   Monthly Level Benefit): ($200,000 / $4,166.67)                     48 months

SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

DURING THE ACCELERATION BENEFIT DURATION, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for death benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your death benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

ONCE YOU ARE IN THE EXTENSION BENEFIT DURATION, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See "General Provisions - Federal Taxation" section below.

GROWTH BENEFIT OPTION

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial purchase payment (and any subsequent purchase payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the contract value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

AUTOMATIC STEP-UPS = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the contract value as of the contract anniversary if:

-    The Covered Life is still living and under age 76;

- The contract value on that contract anniversary is greater than the LTC Guaranteed Amount; and

-    The maximum LTC Guaranteed Amount limit has never been reached.

EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND GROWTH BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

Once you begin receiving LTC Benefit payments, we transfer contract value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the contract value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See "LTC Fixed Account" in this supplement for additional information. BECAUSE YOUR CONTRACT VALUE WILL BE EARNING FIXED INTEREST IN THE LTC FIXED ACCOUNT AND WILL NO LONGER BE PARTICIPATING IN ANY INVESTMENT PERFORMANCE IN THE SEPARATE ACCOUNT, THERE IS VERY LITTLE LIKELIHOOD THAT THE AUTOMATIC STEP-UPS WILL CONTINUE TO INCREASE THE LTC GUARANTEED AMOUNT WHILE YOU ARE RECEIVING LTC BENEFITS EVEN THOUGH YOU WILL STILL BE

PAYING AN INCREASED ACCELERATION BENEFIT CHARGE FOR THE GROWTH BENEFIT. THUS IF YOU PURCHASE THE GROWTH BENEFIT, YOU SHOULD ALLOW SUFFICIENT TIME BEFORE YOU ANTICIPATE NEEDING LTC BENEFITS TO ALLOW THE AUTOMATIC STEP-UPS TO INCREASE THE LTC GUARANTEED AMOUNT AND SHOULD NOT PURCHASE IT IF YOU ANTICIPATE NEEDING LTC BENEFIT WITHIN A SHORT TIME-FRAME.

YOU WILL PAY A HIGHER LTC CHARGE FOR THE GROWTH BENEFIT OPTION THAN FOR THE LEVEL BENEFIT OPTION. IN ADDITION, WHEN DECIDING WHETHER TO PURCHASE THE GROWTH BENEFIT OPTION, YOU SHOULD CONSIDER THAT UNDER THE GROWTH BENEFIT OPTION, ANY WITHDRAWAL WILL BE AN EXCESS WITHDRAWAL. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your contract value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See "Withdrawals" in this supplement for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.

EXAMPLE: Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries (assuming no withdrawals).

Total purchase payments added to the contract as of 90th day after the contract date:   $200,000
LTC Guaranteed Amount as of 90th day after the contract  date equals total purchase
   payments made into the contract:                                                     $200,000
Acceleration Benefit as of 90th day after the contract date:                            $200,000
Total contract value on 1st contract anniversary reflecting investment gain:            $225,000
New LTC Guaranteed Amount on 1st contract anniversary:                                  $225,000
LTC Guaranteed Amount steps up since $225,000 is greater than
   LTC Guaranteed Amount of $200,000:                                                   $225,000
Growth Benefit on 1st contract anniversary
   ($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):                    $ 25,000
Total contract value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
   ($225,000 LTC Guaranteed Amount does not change as the contract value
   of $218,000 is less; $25,000 Growth Benefit does not change):                        $218,000
Total contract value on 3rd contract anniversary reflecting investment gain from
   previous contract anniversary:                                                       $240,000
New LTC Guaranteed Amount
   (LTC Guaranteed Amount steps up as
   $240,000 is greater than LTC Guaranteed Amount of $225,000):                         $240,000
Growth Benefit on 3rd contract anniversary
   ($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):                    $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the contract value, if higher. YOU WILL STILL PAY THE HIGHER ACCELERATION BENEFIT CHARGE ASSOCIATED WITH THE GROWTH BENEFIT IF YOU TERMINATE AUTOMATIC STEP-UPS. HOWEVER, THE CHARGE WILL NOT INCREASE AS THE LTC GUARANTEED AMOUNT (WHICH THE CHARGE IS

BASED ON) WILL NO LONGER INCREASE BECAUSE OF STEP-UPS TO THE CONTRACT VALUE. SEE "LTC CHARGE" IN THIS SUPPLEMENT.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the contract value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the contract value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

MAXIMUM MONTHLY GROWTH BENEFIT

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

The MAXIMUM MONTHLY GROWTH BENEFIT AMOUNT = [i / ((ii + iii) / iv)] where:

(i)   equals the Growth Benefit on the contract anniversary;

(ii)  equals any remaining Acceleration Benefit on the contract anniversary;

(iii) equals any remaining Extension Benefit on the contract anniversary; and

(iv) equals the Maximum Monthly Level Benefit amount on the contract anniversary.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. THUS, NO GROWTH BENEFIT PAYMENTS WILL BE MADE UNLESS YOU ARE REQUESTING MORE THAN THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT AVAILABLE TO YOU FOR THAT MONTH. HOWEVER, ANY UNUSED GROWTH BENEFIT PAYMENTS CAN BE USED ONCE THE MAXIMUM GROWTH BENEFIT MONTHLY PAYMENT IS RECALCULATED.

MAXIMUM MONTHLY LTC BENEFIT AMOUNT = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:

TYPE OF LONG-TERM CARE SERVICES                  AMOUNT OF MONTHLY BENEFIT YOU CAN REQUEST
----------------------------------------------   ----------------------------------------------------------
If you are residing in a nursing home or are     You may request an amount up to the Maximum Monthly LTC
receiving hospice care:                          Benefit amount.

If you are eligible and qualify for other        You may request only UP TO 50% of the Maximum Monthly LTC
qualified Long-Term Care Services (such as but   Benefit amount. If upon commencement of a month you
not limited to home health care, adult day       qualify to receive up to 50% of the Maximum Monthly LTC
care, assisted living services), but are not     Benefit amount and during that month you enter a nursing
residing in a nursing home or receiving          home or start to receive hospice care, you will qualify to
hospice care:                                    receive up to 100% of the Maximum Monthly LTC Benefit
                                                 amount the following month.

EXAMPLE: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the contract value from investment gains of $20,000 and assuming $100,000 purchase payments were made prior to 90th day after the contract date.

Acceleration Benefit on 5th contract anniversary:                                              $ 100,000
Extension Benefit on 5th contract anniversary:                                                 $ 200,000
Contract value on 5th contract anniversary:                                                    $ 120,000
LTC Guaranteed Amount on 5th contract anniversary steps-up to
   contract value of $120,000:                                                                 $ 120,000
Growth Benefit
   ($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):                           $  20,000
Maximum Monthly Level Benefit
   ($100,000 / 24 months of Acceleration Benefit Duration left):                               $4,166.67
Maximum Monthly Growth Benefit
   [($20,000 Growth Benefit / (($100,000 Acceleration Benefit + $200,000 Extension Benefit) /
   $4,166.67 Maximum Monthly Level Benefit)]:                                                  $  277.28
Maximum Monthly LTC Benefit ($4,16.67 + 277.78):                                               $4,444.45

SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will NOT be available for the remainder of that contract year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.

EXAMPLE: Continuing the prior example if, during the first six months of the contract year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,663.68 ($277.28 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current contract year.

ELECTING TO RECEIVE LTC BENEFITS BEFORE THE 5TH CONTRACT ANNIVERSARY

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. THIS IS IMPORTANT BECAUSE THE ACCELERATION BENEFITS AND THE EXTENSION BENEFITS ARE PAID MONTHLY UP TO THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT AND THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT IS CALCULATED BASED ON THE NUMBER OF MONTHS REMAINING IN THE ACCELERATION BENEFIT DURATION OR EXTENSION BENEFIT DURATION.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the contract year you start to submit requests for LTC Benefits.


                           LTC BENEFIT DURATION CHART
   ------------------------------------------------------------------------
   CONTRACT YEAR OF FIRST REQUEST    ACCELERATION     EXTENSION   TOTAL LTC
      FOR MAXIMUM LEVEL BENEFIT    BENEFIT DURATION    BENEFIT     BENEFIT
               AMOUNTS                                DURATION    DURATION
   ------------------------------  ----------------  ----------  ----------
                  1*                  84 months      168 months  252 months
                  2                   72 months      144 months  216 months
                  3                   60 months      120 months  180 months
                  4                   48 months       96 months  144 months
                  5                   36 months       72 months  108 months
                  6+                  24 months       48 months   72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.

When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

EXAMPLE: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the contract year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each contract year starting at the beginning of the contract year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.


                     MAXIMUM MONTHLY LEVEL BENEFIT (ANNUALIZED)
                  BASED ON WHEN ACCELERATION BENEFIT PAYMENTS BEGIN
--------------------------------------------------------------------------------------------
                        ACCELERATION  ACCELERATION  ACCELERATION  ACCELERATION  ACCELERATION
                          BENEFIT       BENEFIT       BENEFIT       BENEFIT       BENEFIT
                          PAYMENTS      PAYMENTS      PAYMENTS      PAYMENTS      PAYMENTS
LTC BENEFIT   CONTRACT    BEGIN IN      BEGIN IN      BEGIN IN      BEGIN IN      BEGIN IN
DURATION        YEAR       YEAR 2       YEAR 3        YEAR 4        YEAR 5        YEAR 6
------------  --------  ------------  ------------  ------------  ------------  ------------
Acceleration      1*
Benefit           2        $16,667
                  3        $16,667       $20,000
                  4        $16,667       $20,000       $25,000
                  5        $16,667       $20,000       $25,000       $33,333
                  6        $16,667       $20,000       $25,000       $33,333      $50,000
                  7        $16,667       $20,000       $25,000       $33,333      $50,000
 Extension        8        $16,667       $20,000       $25,000       $33,333      $50,000
 Benefits         9        $16,667       $20,000       $25,000       $33,333      $50,000
                 10        $16,667       $20,000       $25,000       $33,333      $50,000
                 11        $16,667       $20,000       $25,000       $33,333      $50,000
                 12        $16,667       $20,000       $25,000       $33,333
                 13        $16,667       $20,000       $25,000       $33,333
                 14        $16,667       $20,000       $25,000
                 15        $16,667       $20,000       $25,000
                 16        $16,667       $20,000
                 17        $16,667       $20,000
                 18        $16,667
                 19        $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.

EXAMPLE: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd contract year, the Maximum Monthly Level Benefit would be calculated as follows:

LTC Guaranteed Amount as of 2nd contract anniversary:                   $100,000

Acceleration Benefit (equals LTC Guaranteed Amount):                    $100,000
Extension Benefit (2 x Acceleration Benefit):                           $200,000
Remaining Acceleration Benefit Duration
   (from LTC Benefit Duration chart)                                   60 months
Maximum Monthly Level Benefit
   ($100,000 Acceleration Benefit / 60 months): $1,667.67 or $20,000 per year Remaining Extension Benefit Duration
   (from LTC Benefit Duration)                                        120 months

By electing to start receiving Acceleration Benefit payments in the 3rd contract year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.

If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following contract year. If you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

EXAMPLE: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third contract year) of the available annual amount of $20,000.

LTC Guaranteed Amount as of the 3rd contract anniversary
   ($100,000 - $10,000 LTC Benefit payment in prior contract year):      $90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):                 $90,000
Extension Benefit (has not been reduced as no Extension
   Benefits have been paid):                                            $200,000
Minimum Acceleration Benefit Duration
   (from LTC Benefit Duration chart)                                   48 months
Maximum Monthly Level Benefit
   ($90,000 Acceleration Benefit / 48 months): $1,875.00 or $22,500 per year Minimum Extension Benefit Duration
   ($200,000 Extension Benefit / $1,875 Maximum
   Monthly Level Benefit):                                            107 months

The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.

On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

                                   WITHDRAWALS

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the contract value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the contract value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the contract value. Excess Withdrawals reduce the contract value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the "Federal Tax Matters" section of your prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract. See "The Contracts - Surrenders and Withdrawals" in your prospectus.

CONFORMING WITHDRAWALS

If available, You may make periodic withdrawals from your contract value in amounts less than or equal to the Conforming Withdrawal amount each contract year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments. Conforming Withdrawals will NOT reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. IF THE LTC GUARANTEED AMOUNT IS EQUAL TO OR GREATER THAN YOUR CONTRACT VALUE ON A CONTRACT ANNIVERSARY, ANY WITHDRAWAL IN THAT CONTRACT YEAR WILL NOT BE A CONFORMING WITHDRAWAL. MOREOVER, IF YOU ELECT THE GROWTH BENEFIT OPTION, ANY WITHDRAWAL WILL BE DEEMED AN EXCESS WITHDRAWAL UNLESS YOU ARE AGE 76 OR OLDER OR THE MAXIMUM LTC GUARANTEED AMOUNT LIMIT OF $800,000 HAS BEEN REACHED AND YOUR CONTRACT VALUE EXCEEDS THE MAXIMUM LTC GUARANTEED AMOUNT ON A CONTRACT ANNIVERSARY, IN WHICH CASE YOU MAY WITHDRAW AN AMOUNT UP TO THE CONFORMING WITHDRAWAL AMOUNT FOR THAT CONTRACT YEAR.

CONFORMING WITHDRAWAL = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:

(a) equals 5% of the difference of the contract value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and

(b)  equals all prior withdrawals in that contract year.

EXCESS WITHDRAWALS

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the contract year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will b deemed to be an Excess Withdrawal.. ANY EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE LTC RIDER AND THE ONLY LTC BENEFIT THAT YOU MAY RECEIVE WILL BE THE OPTIONAL NONFORFEITURE BENEFIT, IF ELECTED.

More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:

- Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 - the Reduction Percentage due to Excess Withdrawal).

- The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal / contract value before the Excess Withdrawal.

Importantly, this means that the reduction could be more than the dollar amount withdrawn.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the contract value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. IN A DECLINING MARKET, EXCESS WITHDRAWALS MAY SUBSTANTIALLY REDUCE OR ELIMINATE THE LTC BENEFITS, THE MAXIMUM MONTHLY LEVEL BENEFIT, AND IF ELECTED, MAXIMUM MONTHLY GROWTH BENEFIT.

EXAMPLE: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the contract value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.

LTC Guaranteed Amount:                                                $320,000
Acceleration Benefit:                                                 $120,000
Extension Benefit:                                                    $240,000
Maximum Monthly Level Benefit:                                        $  5,000
Growth Benefit:                                                       $200,000
Maximum Monthly Growth Benefit                                        $  2,777
Excess Withdrawal from contract value:                                $  4,000
Contract value immediately prior to Excess Withdrawal:                $ 85,000
Reduction Percentage due to Excess Withdrawal
   [$4,000 Excess Withdrawal / $85,000 contract value]:                  4.71%
LTC Guaranteed Amount after Excess Withdrawal
   [$320,000LTC Guaranteed Amount  x (1-4.71%)]:                      $304,928
Extension Benefit after Excess Withdrawal
   [$240,000 x (1-4.71%)]:                                            $228,706
Maximum Monthly Level Benefit after Excess Withdrawal
   [$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:                $  4,765
Growth Benefit after Excess Withdrawal
   [$200,000 Growth Benefit x (1-4.71%)]:                             $190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
   [$2,777 Maximum Monthly Growth Benefit x (1-4.71%)]:               $  2,646

                                LTC FIXED ACCOUNT

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See "Fixed Side of the Contract" in your prospectus for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable subaccounts. The contract value will be transferred proportionally from the variable subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of contract value to the LTC Fixed Account may reduce the contract value in the subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer contract value to and from the LTC Fixed Account, the subaccounts and any other fixed account. The amount of contract value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the contract value that is in the LTC Fixed Account. This may result in the entire contract value being allocated to the LTC Fixed Account. If the contract value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move contract value equal to the difference between the contract value and the LTC Guaranteed Amount from the LTC Fixed Account to the subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See "The Contracts - Additional Services" in your prospectus for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient contract value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.

                                   TERMINATION

TERMINATION EVENTS

The LTC Rider will terminate under any of the following circumstances:

     -    termination of the contract;

     - upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);

     - you elect to receive annuity payouts under any of the annuity payout options available under the contract, including but not limited to electing either I4LIFE(R) Advantage (with or without the Guaranteed Income Benefit), or LINCOLN SMARTINCOME(SM) Inflation;

     -    on the date the contractowner is changed due to death or divorce;

     -    upon the death of the Covered Life;

     - 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;

     -    an Excess Withdrawal reduces the contract value to zero;

     -    all LTC Benefits are reduced to zero;

     -    you terminate the LTC Rider under the Nonforfeiture provision.

     - within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.

     - after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.

     - after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC

Charge will be deducted. Contract value in the LTC Fixed Account will be transferred to the subaccounts according to your future subaccount allocation instructions. The termination will not result in any increase to the contract value to equal the LTC Guaranteed Amount.

NONFORFEITURE BENEFIT

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.

     - There is a Nonforfeiture Benefit called the CONTINGENT NONFORFEITURE BENEFIT, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.

     - You may also choose to add an enhanced Nonforfeiture Benefit, called the OPTIONAL NONFORFEITURE BENEFIT, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:

     - one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or

     - an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the "Establishing Benefit Eligibility" section. Nonforfeiture Benefit Amount payments must be requested as described in the "Requesting LTC Benefits" section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

CONTINGENT NONFORFEITURE BENEFIT. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:

     - the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and

     - you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:

 AGE ON CONTRACT    PERCENT OVER INITIAL    AGE    PERCENT OVER INITIAL
      DATE        EXTENSION BENEFIT CHARGE       EXTENSION BENEFIT CHARGE
----------------  ------------------------  ---  ------------------------
      45-49                 130%            66             48%
      50-54                 110%            67             46%
      55-59                  90%            68             44%
       60                    70%            69             42%
       61                    66%            70             40%
       62                    62%            71             38%
       63                    58%            72             36%
       64                    54%            73             34%
       65                    50%            74             32%

OPTIONAL NONFORFEITURE BENEFIT. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:

     - you surrender the contract at least three years after the contract date; or

     - you submit a written request to terminate the LTC Rider at least three years after the contract date; or

     - you elect to receive annuity payments under any annuity payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.

                                   LTC CHARGE

GENERAL

While this LTC Rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the contract value on a quarterly basis. The LTC Charge will consist of the sum of three charges:

     -    the Acceleration Benefit Charge,

     -    the Extension Benefit Charge, and

     -    the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionally from the contract value in the subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the contract value is reduced to zero. Deductions from the subaccounts and the fixed accounts will be made in proportion to the value in each subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of annuity payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

ACCELERATION BENEFIT CHARGE

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all contractowners in the same class on a nondiscriminatory manner. THE ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE FOR THE GROWTH BENEFIT OPTION WILL NOT CHANGE TO THE ANNUAL PERCENTAGE RATE FOR THE LEVEL BENEFIT AFTER YOU TERMINATE THE AUTOMATIC STEP-UPS.

The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual percentage rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual percentage rate is assessed may be higher due to Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no contract value remaining, whichever occurs first.

EXTENSION BENEFIT CHARGE

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range from 0.26% to 0.68% of the Extension Benefit. The highest current rate of 0.68% is the annual percentage rate charged for a 70-74 year old contractowner. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See "Determining LTC Benefits - Nonforfeiture Benefit" in this supplement for more information.

   CURRENT EXTENSION BENEFIT CHARGE
          PERCENTAGES BY AGE
---------------------------------------
               EXTENSION BENEFIT CHARGE
ISSUE AGE             PERCENTAGE
-------------  ------------------------
  45-49                 0.26%
  50-54                 0.30%
  55-59                 0.32%
  60-64                 0.38%
  65-69                 0.50%
  70-74                 0.68%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent purchase payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no contract value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

OPTIONAL NONFORFEITURE BENEFIT CHARGE

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range from 0.04% to 0.11% of the Extension Benefit. The highest current rate of 0.11% is the annual percentage rate charged for a 70-74 year old contractowner. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.

 OPTIONAL NONFORFEITURE BENEFIT CHARGE
          PERCENTAGES BY AGE
-----------------------------------------
               EXTENSION BENEFIT CHARGE
ISSUE AGE             PERCENTAGE
-------------  --------------------------
  45-49                 0.04%
  50-54                 0.05%
  55-59                 0.05%
  60-64                 0.06%
  65-69                 0.08%
  70-74                 0.11%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to purchase payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no contract value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.

EXAMPLE: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.

ACCELERATION BENEFIT:                                                  $100,000
LTC GUARANTEED AMOUNT:                                                 $100,000
EXTENSION BENEFIT:                                                     $200,000
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                        0.35%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                           0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:              0.06%
LTC CHARGE (ANNUAL)*:                                                  $  1,230

* $350 Acceleration Benefit Charge (0.35% * $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06%* $200,000 Extension Benefit) = $1,230 annual LTC Charge

EXAMPLE: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.

ACCELERATION BENEFIT:                                                  $100,000
LTC GUARANTEED AMOUNT:                                                 $100,000
EXTENSION BENEFIT:                                                     $200,000
GROWTH BENEFIT:                                                        $      0
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                        0.50%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                           0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:              0.06%
LTC CHARGE (ANNUAL)*:                                                  $  1,380

* $500.00 Acceleration Benefit Charge (0.50% * $100,000 LTC Guaranteed Amount)) + $760.00 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120.00 Optional Nonforfeiture Benefit Charge (0.06%* $200.000 Extension Benefit)= $1,380 annual LTC Charge

                               GENERAL PROVISIONS

DEATH BENEFITS

The LTC Rider has no provision for death benefits, other than the death benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any death benefit option. At the time of death, if the contract value equals zero, no death benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any death benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the contractowner's death. THE EEB DEATH BENEFIT IS NOT AVAILABLE WITH THIS LTC RIDER.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate death benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the contract value. For purposes of calculating death benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the death benefit. See "The Contracts - Death Benefits" in your prospectus for more details.

INVESTMENT REQUIREMENTS

By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. YOU WILL BE SUBJECT TO INVESTMENT REQUIREMENTS - OPTION 3. SEE "INVESTMENT REQUIREMENTS - OPTION 3" IN YOUR PROSPECTUS FOR A DESCRIPTION OF THESE INVESTMENT RESTRICTIONS. THE INVESTMENT REQUIREMENTS WILL APPLY TO YOUR ENTIRE CONTRACT VALUE. No purchase payments can be directly invested in the LTC Fixed Account.

FEDERAL TAXATION

QUALIFIED LONG-TERM CARE INSURANCE CONTRACT. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

FEDERAL INCOME TAX TREATMENT OF BENEFITS UNDER THE LTC RIDER. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are "chronically ill," are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59 1/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

IF THE MAXIMUM MONTHLY LTC BENEFIT AMOUNT, IF APPLICABLE, EXCEEDS THE LIMITS UNDER IRS RULES (CURRENTLY $300.00 PER DAY OR $109,500 ANNUALLY FOR 2011), AMOUNTS RECEIVED BY YOU IN EXCESS OF THE IRS LIMIT MAY BE EXCLUDABLE FROM ORDINARY INCOME TO THE EXTENT THAT YOU HAVE ACTUALLY INCURRED LONG-TERM CARE EXPENSES OF THAT AMOUNT. YOU SHOULD TAKE INTO ACCOUNT THE IRS LIMIT WHEN SELECTING THE AMOUNT OF MONTHLY LTC BENEFIT YOU WOULD LIKE TO RECEIVE. WE RECOMMEND THAT YOU DISCUSS THE TAX IMPLICATIONS OF RECEIVING BENEFITS IN EXCESS OF THE IRS LIMIT WITH A TAX ADVISOR.

MATURITY DATE

When you purchase the LTC Rider, the maturity date set forth in your contract will be the annuitant's 95th birthday. The maturity date is the date when you must choose an annuity payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an annuity payout option and annuitize your contract value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity sate and you have a contract value, you will need to elect an annuity payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your contract value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an annuity payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving Long Term Care Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your contract value, will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this supplement, including, but not limited to, eligibility, deductible period and maximum monthly limits.

MISSTATEMENT OF AGE OR SEX

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC RIDER RETURN PRIVILEGE

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

MONTHLY STATEMENTS

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your contract value and death benefit, if any. See "General Provisions - Death Benefits" in this supplement for a description of the impact of the LTC Rider on death benefits.

                                 SAI 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (C Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (C Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $220,940,772, $202,245,526 and $289,902,595 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.


Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

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80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B          $   29,452,922   $   61,380  $   29,514,302    $     --     $ 1,339    $   29,512,963
ABVPSF Growth and Income Class B                  153,900,475           --     153,900,475      14,849       6,679       153,878,947
ABVPSF International Value Class B                177,268,453      111,814     177,380,267          --       6,116       177,374,151
ABVPSF Large Cap Growth Class B                    12,964,047           --      12,964,047         102         572        12,963,373
ABVPSF Small/Mid Cap Value Class B                150,130,429      500,028     150,630,457          --       6,535       150,623,922
American Century VP Inflation
   Protection Class II                            494,166,212       83,732     494,249,944          --      22,643       494,227,301
American Funds Global Growth Class 2              331,538,292           --     331,538,292     213,926      14,405       331,309,961
American Funds Global Small
   Capitalization Class 2                         406,401,930           --     406,401,930     450,545      16,005       405,935,380
American Funds Growth Class 2                   1,945,104,462       58,833   1,945,163,295          --      87,568     1,945,075,727
American Funds Growth-Income Class 2            1,966,070,007           --   1,966,070,007     243,501      83,428     1,965,743,078
American Funds International Class 2              764,307,994           --     764,307,994     338,274      33,867       763,935,853
BlackRock Global Allocation V.I. Class III        616,389,023    1,266,403     617,655,426          --      29,822       617,625,604
Delaware VIP Diversified Income Service Class     997,255,020    1,211,467     998,466,487          --      44,240       998,422,247
Delaware VIP Emerging Markets Service Class       312,590,699      339,406     312,930,105          --      14,154       312,915,951
Delaware VIP High Yield Standard Class             11,623,217           --      11,623,217         152         449        11,622,616
Delaware VIP High Yield Service Class             319,920,469           --     319,920,469     369,921      14,713       319,535,835
Delaware VIP International Value
   Equity Standard Class                              334,619           --         334,619          --          13           334,606
Delaware VIP Limited-Term Diversified
   Income Service Class                           657,313,026    1,097,961     658,410,987          --      24,469       658,386,518
Delaware VIP REIT Standard Class                    5,330,507           --       5,330,507         736         211         5,329,560
Delaware VIP REIT Service Class                   110,526,327       25,238     110,551,565          --       5,002       110,546,563
Delaware VIP Small Cap Value Standard Class         9,525,890        6,273       9,532,163          --         373         9,531,790
Delaware VIP Small Cap Value Service Class        309,637,070           --     309,637,070     193,078      14,303       309,429,689
Delaware VIP Smid Cap Growth
   Standard Class                                   9,439,536        3,184       9,442,720          --         369         9,442,351
Delaware VIP Smid Cap Growth Service Class         84,780,627      187,144      84,967,771          --       3,844        84,963,927
Delaware VIP U.S. Growth Service Class            124,502,378      215,923     124,718,301          --       3,860       124,714,441
Delaware VIP Value Standard Class                   6,183,266       98,207       6,281,473          --         243         6,281,230
Delaware VIP Value Service Class                  125,106,621      306,000     125,412,621          --       5,655       125,406,966
DWS VIP Alternative Asset Allocation
   Plus Class B                                    18,600,811       87,798      18,688,609          --         869        18,687,740
DWS VIP Equity 500 Index Class A                   24,776,584           --      24,776,584       1,775       1,049        24,773,760
DWS VIP Equity 500 Index Class B                   35,025,009           --      35,025,009      16,171       1,611        35,007,227
DWS VIP Small Cap Index Class A                     7,149,686           --       7,149,686         204         313         7,149,169
DWS VIP Small Cap Index Class B                    16,478,059           --      16,478,059      55,417         736        16,421,906
Fidelity VIP Contrafund Service Class 2           938,200,679      628,379     938,829,058          --      42,246       938,786,812
Fidelity VIP Equity-Income Initial Class            6,993,151           --       6,993,151           2         269         6,992,880
Fidelity VIP Equity-Income Service Class 2         45,495,370           --      45,495,370       5,055       2,007        45,488,308
Fidelity VIP Growth Initial Class                   5,653,197           --       5,653,197           9         219         5,652,969
Fidelity VIP Growth Service Class 2                72,729,806        4,356      72,734,162          --       3,407        72,730,755
Fidelity VIP Mid Cap Service Class 2              403,740,103           --     403,740,103      94,011      18,360       403,627,732
Fidelity VIP Overseas Initial Class                 2,285,321           --       2,285,321           8          88         2,285,225
Fidelity VIP Overseas Service Class 2              87,025,083           --      87,025,083      16,071       3,901        87,005,111
FTVIPT Franklin Income Securities Class 2         498,860,342           --     498,860,342      24,356      21,837       498,814,149
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                      115,463,343       12,733     115,476,076          --       5,183       115,470,893
FTVIPT Mutual Shares Securities Class 2           508,637,307      492,572     509,129,879          --      17,419       509,112,460
FTVIPT Templeton Global Bond
   Securities Class 2                             663,996,655           --     663,996,655     232,150      29,151       663,735,354
FTVIPT Templeton Growth Securities Class 2         63,355,539           --      63,355,539      12,069       2,875        63,340,595

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value
   Service Class                               $   94,188,587   $  111,807  $   94,300,394    $     --      $ 2,315   $   94,298,079
Invesco V.I. Capital Appreciation Series I          3,167,707           --       3,167,707           5          125        3,167,577
Invesco V.I. Capital Appreciation Series II         1,684,479            8       1,684,487          --           75        1,684,412
Invesco V.I. Core Equity Series I                  10,647,234           --      10,647,234          24          431       10,646,779
Invesco V.I. Core Equity Series II                  3,809,256           --       3,809,256          28          161        3,809,067
Invesco V.I. International Growth Series I          3,841,028           --       3,841,028          --          155        3,840,873
Invesco V.I. International Growth Series II         3,412,517           --       3,412,517          21          149        3,412,347
Janus Aspen Series Balanced Service Class          23,954,408           --      23,954,408      47,356        1,033       23,906,019
Janus Aspen Series Enterprise Service Class         8,186,405           --       8,186,405          82          357        8,185,966
Janus Aspen Series Worldwide Service Class          1,893,160           --       1,893,160          --           80        1,893,080
LVIP American Global Growth Service Class II        2,549,397      119,818       2,669,215          --          110        2,669,105
LVIP American Global Small Capitalization
   Service Class II                                 3,284,591      191,170       3,475,761          --          160        3,475,601
LVIP American Growth Service Class II              12,222,342      279,938      12,502,280          --          587       12,501,693
LVIP American Growth-Income Service Class II        8,475,943      231,543       8,707,486          --          412        8,707,074
LVIP American International Service Class II        5,896,216      125,976       6,022,192          --          280        6,021,912
LVIP Baron Growth Opportunities
   Service Class                                   88,046,566           --      88,046,566     125,370        4,046       87,917,150
LVIP BlackRock Inflation Protected Bond
   Service Class                                   14,013,741      122,736      14,136,477          --          680       14,135,797
LVIP Capital Growth Service Class                 145,143,291           --     145,143,291     504,412        3,858      144,635,021
LVIP Cohen & Steers Global Real Estate
   Service Class                                   72,674,014           --      72,674,014      24,638        3,313       72,646,063
LVIP Columbia Value Opportunities
   Service Class                                   15,075,418      153,514      15,228,932          --          688       15,228,244
LVIP Delaware Bond Standard Class                 203,063,801           --     203,063,801     115,781        9,051      202,938,969
LVIP Delaware Bond Service Class                1,496,363,181    1,052,915   1,497,416,096          --       57,447    1,497,358,649
LVIP Delaware Diversified Floating Rate
   Service Class                                   11,877,043      442,369      12,319,412          --          579       12,318,833
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                       13,018,509           --      13,018,509         435          601       13,017,473
LVIP Delaware Foundation Aggressive
   Allocation Service Class                        29,718,286           --      29,718,286      48,925        1,409       29,667,952
LVIP Delaware Growth and Income
   Service Class                                   35,502,391       20,529      35,522,920          --        1,581       35,521,339
LVIP Delaware Social Awareness
   Standard Class                                  12,406,734           --      12,406,734          47          555       12,406,132
LVIP Delaware Social Awareness
   Service Class                                   49,240,242           --      49,240,242       4,593        2,161       49,233,488
LVIP Delaware Special Opportunities
   Service Class                                   26,929,988      291,560      27,221,548          --        1,201       27,220,347
LVIP Global Income Service Class                  235,182,745      732,694     235,915,439          --       10,424      235,905,015
LVIP Janus Capital Appreciation
   Standard Class                                   2,825,619           --       2,825,619           3          131        2,825,485
LVIP Janus Capital Appreciation Service Class      63,634,037       27,797      63,661,834          --        2,978       63,658,856
LVIP JPMorgan High Yield Service Class              3,171,835       75,281       3,247,116          --          154        3,246,962
LVIP MFS International Growth Service Class        96,858,831       41,121      96,899,952          --        3,525       96,896,427
LVIP MFS Value Service Class                      409,366,474      418,373     409,784,847          --       13,670      409,771,177
LVIP Mid-Cap Value Service Class                   40,810,224           --      40,810,224       7,100        1,839       40,801,285
LVIP Mondrian International Value
   Standard Class                                  22,439,723           --      22,439,723      14,893        1,026       22,423,804

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Service Class                               $  111,490,217   $       --  $  111,490,217    $ 25,652     $ 4,954    $  111,459,611
LVIP Money Market Standard Class                   66,690,777           --      66,690,777       2,220       2,882        66,685,675
LVIP Money Market Service Class                   343,552,049           --     343,552,049     569,291      15,957       342,966,801
LVIP SSgA Bond Index Service Class                948,478,634      340,893     948,819,527          --      44,479       948,775,048
LVIP SSgA Conservative Index Allocation
   Service Class                                    2,703,359      241,095       2,944,454          --         144         2,944,310
LVIP SSgA Conservative Structured Allocation
   Service Class                                    9,998,682      596,661      10,595,343          --         493        10,594,850
LVIP SSgA Developed International 150
   Service Class                                  138,244,165       55,422     138,299,587          --       6,476       138,293,111
LVIP SSgA Emerging Markets 100
   Service Class                                  168,340,941      120,635     168,461,576          --       7,864       168,453,712
LVIP SSgA Global Tactical Allocation
   Service Class                                   64,343,813           --      64,343,813     343,847       2,914        63,997,052
LVIP SSgA International Index Service Class       198,529,872      103,165     198,633,037          --       9,243       198,623,794
LVIP SSgA Large Cap 100 Service Class             289,275,649           --     289,275,649       7,223      13,671       289,254,755
LVIP SSgA Moderate Index Allocation
   Service Class                                    3,975,865      144,714       4,120,579          --         174         4,120,405
LVIP SSgA Moderate Structured Allocation
   Service Class                                   27,343,157    1,215,280      28,558,437          --       1,361        28,557,076
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                         4,673,551    1,174,574       5,848,125          --         223         5,847,902
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                        15,919,430      158,520      16,077,950          --         799        16,077,151
LVIP SSgA S&P 500 Index Standard Class              2,012,856           --       2,012,856          11          90         2,012,755
LVIP SSgA S&P 500 Index Service Class             419,441,313           --     419,441,313     511,046      19,699       418,910,568
LVIP SSgA Small-Cap Index Service Class           122,970,660           --     122,970,660     276,522       5,756       122,688,382
LVIP SSgA Small-Mid Cap 200 Service Class          94,907,064           --      94,907,064      26,692       4,497        94,875,875
LVIP T. Rowe Price Growth Stock Service Class      71,067,939      276,877      71,344,816          --       3,290        71,341,526
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                            2,881,488           --       2,881,488       6,510         134         2,874,844
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                            47,475,160       87,955      47,563,115          --       2,109        47,561,006
LVIP Templeton Growth Service Class               102,380,570       79,763     102,460,333          --       4,475       102,455,858
LVIP Turner Mid-Cap Growth Service Class           29,470,899           --      29,470,899      27,116       1,333        29,442,450
LVIP Wells Fargo Intrinsic Value Service Class     27,483,144       50,735      27,533,879          --       1,230        27,532,649
LVIP Wilshire 2010 Profile Service Class            8,599,695           --       8,599,695          --         397         8,599,298
LVIP Wilshire 2020 Profile Service Class           18,174,391           --      18,174,391          99         810        18,173,482
LVIP Wilshire 2030 Profile Service Class           10,684,055           --      10,684,055      49,787         505        10,633,763
LVIP Wilshire 2040 Profile Service Class            6,193,731       99,667       6,293,398          --         286         6,293,112
LVIP Wilshire Conservative Profile
   Service Class                                  378,847,970           --     378,847,970     155,928      17,714       378,674,328
LVIP Wilshire Moderate Profile Service Class    1,077,817,488      519,884   1,078,337,372          --      51,458     1,078,285,914
LVIP Wilshire Moderately Aggressive Profile
   Service Class                                  650,249,634           --     650,249,634     455,925      30,319       649,763,390
Lord Abbett Fundamental Equity Class VC             9,976,924        6,295       9,983,219          --         251         9,982,968
MFS VIT Core Equity Service Class                   2,729,770           --       2,729,770          --         123         2,729,647
MFS VIT Growth Initial Class                        3,148,374           --       3,148,374          11         122         3,148,241
MFS VIT Growth Service Class                       14,508,145        7,536      14,515,681          --         643        14,515,038
MFS VIT Total Return Initial Class                 14,139,835        1,976      14,141,811          --         551        14,141,260
MFS VIT Total Return Service Class                321,308,840           --     321,308,840     403,411      14,353       320,891,076
MFS VIT Utilities Initial Class                    12,355,335        4,412      12,359,747          --         479        12,359,268

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                     CONTRACT    GUARANTEE
                                                                PURCHASES                   REDEMPTIONS    CHARGES
                                                                 DUE FROM                      DUE TO    PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                                 NATIONAL                     NATIONAL    NATIONAL
                                                                   LIFE                         LIFE        LIFE
                                                                INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY      COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Service Class                  $176,394,007     $32,194     $176,426,201     $    --      $7,833      $176,418,368
Morgan Stanley UIF Capital Growth Class II          1,257,742          --        1,257,742          --          31         1,257,711
NB AMT Mid-Cap Growth I Class                      53,230,537          --       53,230,537       7,503       2,412        53,220,622
NB AMT Regency I Class                             55,149,491          --       55,149,491       3,319       2,463        55,143,709
Oppenheimer Global Securities Service Class         3,814,702          --        3,814,702          22          93         3,814,587
PIMCO VIT Commodity Real Return
   Advisor Class                                   11,845,225          --       11,845,225       2,387         497        11,842,341
Putnam VT Global Health Care Class IB               2,884,064          --        2,884,064          17         125         2,883,922
Putnam VT Growth & Income Class IB                  2,005,482           4        2,005,486          --          90         2,005,396

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   521,120     $   (433,053)     $     88,067
ABVPSF Growth and Income Class B                               --       (2,261,139)       (2,261,139)
ABVPSF International Value Class B                      4,344,892       (1,857,533)        2,487,359
ABVPSF Large Cap Growth Class B                            36,079         (210,108)         (174,029)
ABVPSF Small/Mid Cap Value Class B                        336,059       (1,993,533)       (1,657,474)
American Century VP Inflation Protection Class II       7,364,058       (7,528,176)         (164,118)
American Funds Global Growth Class 2                    4,521,647       (4,683,535)         (161,888)
American Funds Global Small Capitalization Class 2      5,835,266       (4,872,981)          962,285
American Funds Growth Class 2                          12,734,793      (28,870,924)      (16,136,131)
American Funds Growth-Income Class 2                   27,124,526      (28,102,492)         (977,966)
American Funds International Class 2                   14,539,142      (11,304,461)        3,234,681
BlackRock Global Allocation V.I. Class III              6,477,123       (6,704,870)         (227,747)
Delaware VIP Diversified Income Service Class          36,374,642      (14,138,929)       22,235,713
Delaware VIP Emerging Markets Service Class             1,402,666       (4,065,134)       (2,662,468)
Delaware VIP High Yield Standard Class                    611,460         (128,158)          483,302
Delaware VIP High Yield Service Class                  20,748,545       (4,760,009)       15,988,536
Delaware VIP International Value Equity Standard
   Class                                                   13,559           (4,885)            8,674
Delaware VIP Limited-Term Diversified Income Service
   Class                                               10,434,402       (7,232,039)        3,202,363
Delaware VIP REIT Standard Class                          144,040          (73,907)           70,133
Delaware VIP REIT Service Class                         2,514,400       (1,623,659)          890,741
Delaware VIP Small Cap Value Standard Class                57,962         (125,788)          (67,826)
Delaware VIP Small Cap Value Service Class              1,226,260       (4,445,349)       (3,219,089)
Delaware VIP Smid Cap Growth Standard Class                    --          (29,860)          (29,860)
Delaware VIP Smid Cap Growth Service Class                     --         (304,616)         (304,616)
Delaware VIP Trend Standard Class                              --          (90,844)          (90,844)
Delaware VIP Trend Service Class                               --         (860,311)         (860,311)
Delaware VIP U.S. Growth Service Class                         --       (1,020,237)       (1,020,237)
Delaware VIP Value Standard Class                         141,813          (83,446)           58,367
Delaware VIP Value Service Class                        2,519,876       (1,897,090)          622,786
DWS VIP Alternative Asset Allocation Plus Class B          69,878         (160,187)          (90,309)
DWS VIP Equity 500 Index Class A                          463,329         (367,949)           95,380
DWS VIP Equity 500 Index Class B                          559,332         (563,534)           (4,202)
DWS VIP Small Cap Index Class A                            63,182         (107,190)          (44,008)
DWS VIP Small Cap Index Class B                           113,140         (260,513)         (147,373)
Fidelity VIP Contrafund Service Class 2                 8,664,977      (13,521,068)       (4,856,091)
Fidelity VIP Equity-Income Initial Class                  119,743          (97,526)           22,217
Fidelity VIP Equity-Income Service Class 2                688,031         (726,268)          (38,237)
Fidelity VIP Growth Initial Class                          13,890          (73,960)          (60,070)
Fidelity VIP Growth Service Class 2                        19,010         (970,008)         (950,998)
Fidelity VIP Mid Cap Service Class 2                      435,423       (5,196,845)       (4,761,422)
Fidelity VIP Overseas Initial Class                        29,551          (31,744)           (2,193)
Fidelity VIP Overseas Service Class 2                     933,389       (1,220,402)         (287,013)
FTVIPT Franklin Income Securities Class 2              29,217,284       (7,173,670)       22,043,614
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                     --       (1,456,014)       (1,456,014)
FTVIPT Mutual Shares Securities Class 2                 6,901,682       (5,214,313)        1,687,369
FTVIPT Templeton Global Bond Securities Class 2         9,369,032      (10,458,999)       (1,089,967)
FTVIPT Templeton Growth Securities Class 2                892,854       (1,071,066)         (178,212)
Goldman Sachs VIT Large Cap Value Service Class           547,845         (445,717)          102,128
Invesco V.I. Capital Appreciation Series I                 22,245          (43,786)          (21,541)
Invesco V.I. Capital Appreciation Series II                 8,861          (27,583)          (18,722)
Invesco V.I. Core Equity Series I                         102,726         (160,716)          (57,990)
Invesco V.I. Core Equity Series II                         29,436          (57,767)          (28,331)
Invesco V.I. International Growth Series I                 83,975          (56,367)           27,608
Invesco V.I. International Growth Series II                61,771          (54,360)            7,411
Janus Aspen Series Balanced Service Class                 610,901         (386,177)          224,724
Janus Aspen Series Enterprise Service Class                    --         (124,664)         (124,664)
Janus Aspen Series Worldwide Service Class                  8,601          (27,691)          (19,090)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $    326,911    $       --    $    326,911     $  3,542,881    $  3,957,859
ABVPSF Growth and Income Class B                        (9,443,179)           --      (9,443,179)      27,110,122      15,405,804
ABVPSF International Value Class B                      (7,537,796)           --      (7,537,796)      13,178,540       8,128,103
ABVPSF Large Cap Growth Class B                             27,103            --          27,103        1,083,009         936,083
ABVPSF Small/Mid Cap Value Class B                          79,006            --          79,006       29,173,097      27,594,629
American Century VP Inflation Protection Class II        4,437,401            --       4,437,401        9,419,766      13,693,049
American Funds Global Growth Class 2                    (1,624,228)           --      (1,624,228)      32,033,296      30,247,180
American Funds Global Small Capitalization Class 2        (627,381)           --        (627,381)      66,309,880      66,644,784
American Funds Growth Class 2                          (14,223,638)           --     (14,223,638)     312,374,236     282,014,467
American Funds Growth-Income Class 2                   (19,884,171)           --     (19,884,171)     196,483,474     175,621,337
American Funds International Class 2                    (5,429,423)           --      (5,429,423)      43,502,953      41,308,211
BlackRock Global Allocation V.I. Class III               1,487,290     3,518,145       5,005,435       36,508,309      41,285,997
Delaware VIP Diversified Income Service Class           12,734,874     1,907,020      14,641,894       10,745,185      47,622,792
Delaware VIP Emerging Markets Service Class              1,648,785            --       1,648,785       41,760,278      40,746,595
Delaware VIP High Yield Standard Class                     662,817            --         662,817           24,107       1,170,226
Delaware VIP High Yield Service Class                    9,019,747            --       9,019,747        9,563,102      34,571,385
Delaware VIP International Value Equity Standard
   Class                                                   (35,226)           --         (35,226)          54,456          27,904
Delaware VIP Limited-Term Diversified Income Service
   Class                                                 2,892,189     2,748,087       5,640,276        3,335,434      12,178,073
Delaware VIP REIT Standard Class                          (556,874)           --        (556,874)       1,633,527       1,146,786
Delaware VIP REIT Service Class                        (13,626,248)           --     (13,626,248)      34,183,419      21,447,912
Delaware VIP Small Cap Value Standard Class                418,073            --         418,073        2,070,926       2,421,173
Delaware VIP Small Cap Value Service Class                (254,240)           --        (254,240)      74,841,961      71,368,632
Delaware VIP Smid Cap Growth Standard Class                 37,671            --          37,671        1,141,154       1,148,965
Delaware VIP Smid Cap Growth Service Class                 519,934            --         519,934        9,733,756       9,949,074
Delaware VIP Trend Standard Class                           81,463       321,310         402,773        1,168,329       1,480,258
Delaware VIP Trend Service Class                         4,853,669     2,916,236       7,769,905        5,121,804      12,031,398
Delaware VIP U.S. Growth Service Class                   1,834,757            --       1,834,757       12,598,227      13,412,747
Delaware VIP Value Standard Class                         (123,028)           --        (123,028)         831,881         767,220
Delaware VIP Value Service Class                        (4,531,928)           --      (4,531,928)      18,824,468      14,915,326
DWS VIP Alternative Asset Allocation Plus Class B          130,094        77,665         207,759        1,069,637       1,187,087
DWS VIP Equity 500 Index Class A                           (37,193)           --         (37,193)       2,805,656       2,863,843
DWS VIP Equity 500 Index Class B                          (212,906)           --        (212,906)       4,199,868       3,982,760
DWS VIP Small Cap Index Class A                           (246,496)           --        (246,496)       1,756,784       1,466,280
DWS VIP Small Cap Index Class B                         (1,557,454)           --      (1,557,454)       5,030,287       3,325,460
Fidelity VIP Contrafund Service Class 2                (21,286,599)      395,612     (20,890,987)     147,489,977     121,742,899
Fidelity VIP Equity-Income Initial Class                  (500,214)           --        (500,214)       1,340,169         862,172
Fidelity VIP Equity-Income Service Class 2              (3,158,380)           --      (3,158,380)       8,654,080       5,457,463
Fidelity VIP Growth Initial Class                         (436,652)       17,322        (419,330)       1,537,613       1,058,213
Fidelity VIP Growth Service Class 2                     (1,217,468)      207,940      (1,009,528)      13,693,008      11,732,482
Fidelity VIP Mid Cap Service Class 2                      (630,887)    1,043,171         412,284       81,108,071      76,758,933
Fidelity VIP Overseas Initial Class                       (111,176)        4,030        (107,146)         334,873         225,534
Fidelity VIP Overseas Service Class 2                   (2,923,282)      154,705      (2,768,577)      11,473,228       8,417,638
FTVIPT Franklin Income Securities Class 2               (5,423,198)           --      (5,423,198)      30,172,761      46,793,177
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                (179,118)           --        (179,118)      23,129,502      21,494,370
FTVIPT Mutual Shares Securities Class 2                 (4,661,807)           --      (4,661,807)      45,096,788      42,122,350
FTVIPT Templeton Global Bond Securities Class 2         14,041,680     1,694,883      15,736,563       61,693,500      76,340,096
FTVIPT Templeton Growth Securities Class 2              (5,191,986)           --      (5,191,986)       8,497,461       3,127,263
Goldman Sachs VIT Large Cap Value Service Class             85,804            --          85,804        7,714,199       7,902,131
Invesco V.I. Capital Appreciation Series I                (160,867)           --        (160,867)         567,814         385,406
Invesco V.I. Capital Appreciation Series II                (78,129)           --         (78,129)         311,975         215,124
Invesco V.I. Core Equity Series I                           13,297            --          13,297          830,740         786,047
Invesco V.I. Core Equity Series II                           5,377            --           5,377          288,324         265,370
Invesco V.I. International Growth Series I                 286,147            --         286,147           53,062         366,817
Invesco V.I. International Growth Series II                168,046            --         168,046          160,538         335,995
Janus Aspen Series Balanced Service Class                  739,257            --         739,257          536,025       1,500,006
Janus Aspen Series Enterprise Service Class                298,107            --         298,107        1,455,720       1,629,163
Janus Aspen Series Worldwide Service Class                  (2,907)           --          (2,907)         247,572         225,575

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II          $        --     $     (2,060)     $     (2,060)
LVIP American Global Small Capitalization Service
   Class II                                                    --           (2,740)           (2,740)
LVIP American Growth Service Class II                          --           (9,932)           (9,932)
LVIP American Growth-Income Service Class II                   --           (6,947)           (6,947)
LVIP American International Service Class II                   --           (4,513)           (4,513)
LVIP Baron Growth Opportunities Service Class                  --       (1,160,993)       (1,160,993)
LVIP BlackRock Inflation Protected Bond Service
   Class                                                   28,714          (11,676)           17,038
LVIP Capital Growth Service Class                              --         (918,338)         (918,338)
LVIP Cohen & Steers Global Real Estate Service Class           --         (998,805)         (998,805)
LVIP Columbia Value Opportunities Service Class                --         (167,847)         (167,847)
LVIP Delaware Bond Standard Class                       7,172,464       (3,553,378)        3,619,086
LVIP Delaware Bond Service Class                       43,876,268      (18,058,251)       25,818,017
LVIP Delaware Diversified Floating Rate Service
   Class                                                    8,744           (9,842)           (1,098)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         340,743         (227,216)          113,527
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          705,928         (523,092)          182,836
LVIP Delaware Growth and Income Service Class             205,802         (504,509)         (298,707)
LVIP Delaware Social Awareness Standard Class              71,234         (198,852)         (127,618)
LVIP Delaware Social Awareness Service Class              124,998         (759,879)         (634,881)
LVIP Delaware Special Opportunities Service Class          88,156         (276,415)         (188,259)
LVIP Global Income Service Class                        4,636,259       (2,230,960)        2,405,299
LVIP Janus Capital Appreciation Standard Class             19,629          (46,495)          (26,866)
LVIP Janus Capital Appreciation Service Class             301,189         (976,486)         (675,297)
LVIP JPMorgan High Yield Service Class                     12,408           (2,566)            9,842
LVIP MFS International Growth Service Class               381,256         (920,080)         (538,824)
LVIP MFS Value Service Class                            3,747,578       (3,791,167)          (43,589)
LVIP Mid-Cap Value Service Class                            2,786         (508,742)         (505,956)
LVIP Mondrian International Value Standard Class          739,659         (388,511)          351,148
LVIP Mondrian International Value Service Class         3,341,905       (1,724,145)        1,617,760
LVIP Money Market Standard Class                           39,264       (1,344,125)       (1,304,861)
LVIP Money Market Service Class                           170,701       (6,985,235)       (6,814,534)
LVIP SSgA Bond Index Service Class                     15,002,931      (12,313,194)        2,689,737
LVIP SSgA Conservative Index Allocation Service
   Class                                                       --           (1,716)           (1,716)
LVIP SSgA Conservative Structured Allocation Service
   Class                                                       --           (7,299)           (7,299)
LVIP SSgA Developed International 150 Service Class     1,235,057       (1,725,868)         (490,811)
LVIP SSgA Emerging Markets 100 Service Class            1,266,930       (1,982,241)         (715,311)
LVIP SSgA Global Tactical Allocation Service Class        475,179         (925,565)         (450,386)
LVIP SSgA International Index Service Class             2,120,394       (2,425,151)         (304,757)
LVIP SSgA Large Cap 100 Service Class                   2,476,939       (3,553,510)       (1,076,571)
LVIP SSgA Moderate Index Allocation Service Class              --           (3,272)           (3,272)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                       --          (22,507)          (22,507)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                               --           (2,740)           (2,740)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                    --          (13,715)          (13,715)
LVIP SSgA S&P 500 Index Standard Class                     20,807          (26,822)           (6,015)
LVIP SSgA S&P 500 Index Service Class                   3,448,122       (5,198,405)       (1,750,283)
LVIP SSgA Small-Cap Index Service Class                   316,892       (1,481,184)       (1,164,292)
LVIP SSgA Small-Mid Cap 200 Service Class               1,250,128       (1,189,964)           60,164
LVIP T. Rowe Price Growth Stock Service Class                  --         (865,591)         (865,591)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                              --          (40,107)          (40,107)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                               --         (559,636)         (559,636)
LVIP Templeton Growth Service Class                     1,514,731       (1,374,365)          140,366
LVIP Turner Mid-Cap Growth Service Class                       --         (302,281)         (302,281)
LVIP Wells Fargo Intrinsic Value Service Class            189,873         (402,351)         (212,478)
LVIP Wilshire 2010 Profile Service Class                   70,543         (145,723)          (75,180)
LVIP Wilshire 2020 Profile Service Class                  113,298         (272,497)         (159,199)
LVIP Wilshire 2030 Profile Service Class                   57,274         (180,352)         (123,078)
LVIP Wilshire 2040 Profile Service Class                   29,773          (91,625)          (61,852)
LVIP Wilshire Conservative Profile Service Class       12,271,263       (5,880,630)        6,390,633

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Growth Service Class II            $        16   $        --   $         16     $     51,812     $     49,768
LVIP American Global Small Capitalization Service
   Class II                                                     103            --            103           53,319           50,682
LVIP American Growth Service Class II                         1,492            --          1,492          203,231          194,791
LVIP American Growth-Income Service Class II                    336            --            336          134,428          127,817
LVIP American International Service Class II                    349            --            349           79,318           75,154
LVIP Baron Growth Opportunities Service Class               684,055            --        684,055       16,994,287       16,517,349
LVIP BlackRock Inflation Protected Bond Service
   Class                                                    (12,754)           --        (12,754)         (39,395)         (35,111)
LVIP Capital Growth Service Class                         1,250,799            --      1,250,799       20,834,744       21,167,205
LVIP Cohen & Steers Global Real Estate Service Class        209,305            --        209,305       10,117,278        9,327,778
LVIP Columbia Value Opportunities Service Class             354,019            --        354,019        2,091,958        2,278,130
LVIP Delaware Bond Standard Class                         4,582,765     4,340,679      8,923,444        2,042,619       14,585,149
LVIP Delaware Bond Service Class                          9,242,355    26,641,819     35,884,174        9,774,838       71,477,029
LVIP Delaware Diversified Floating Rate Service
   Class                                                       (476)           --           (476)          (1,255)          (2,829)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          (381,885)           --       (381,885)       1,524,027        1,255,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (2,313,836)           --     (2,313,836)       4,748,629        2,617,629
LVIP Delaware Growth and Income Service Class              (606,165)           --       (606,165)       4,279,139        3,374,267
LVIP Delaware Social Awareness Standard Class               110,310            --        110,310        1,142,632        1,125,324
LVIP Delaware Social Awareness Service Class               (176,838)           --       (176,838)       5,092,461        4,280,742
LVIP Delaware Special Opportunities Service Class           469,441            --        469,441        4,291,530        4,572,712
LVIP Global Income Service Class                            418,311            --        418,311        7,243,392       10,067,002
LVIP Janus Capital Appreciation Standard Class               55,238            --         55,238          225,613          253,985
LVIP Janus Capital Appreciation Service Class             1,042,747            --      1,042,747        4,789,714        5,157,164
LVIP JPMorgan High Yield Service Class                         (307)           --           (307)          11,475           21,010
LVIP MFS International Growth Service Class              (1,943,122)           --     (1,943,122)      11,063,933        8,581,987
LVIP MFS Value Service Class                              1,639,969            --      1,639,969       34,241,562       35,837,942
LVIP Mid-Cap Value Service Class                            770,285            --        770,285        6,645,132        6,909,461
LVIP Mondrian International Value Standard Class           (555,767)           --       (555,767)         146,322          (58,297)
LVIP Mondrian International Value Service Class          (2,631,287)           --     (2,631,287)       1,755,432          741,905
LVIP Money Market Standard Class                                  8           325            333               (8)      (1,304,536)
LVIP Money Market Service Class                                  21         1,726          1,747              (21)      (6,812,808)
LVIP SSgA Bond Index Service Class                        3,713,732            --      3,713,732       14,201,350       20,604,819
LVIP SSgA Conservative Index Allocation Service
   Class                                                        198            --            198           16,984           15,466
LVIP SSgA Conservative Structured Allocation Service
   Class                                                        124            --            124           74,302           67,127
LVIP SSgA Developed International 150 Service Class       1,526,279            --      1,526,279        8,038,660        9,074,128
LVIP SSgA Emerging Markets 100 Service Class              6,136,390            --      6,136,390       24,622,099       30,043,178
LVIP SSgA Global Tactical Allocation Service Class       (2,071,293)           --     (2,071,293)       6,291,080        3,769,401
LVIP SSgA International Index Service Class               1,545,817            --      1,545,817       11,906,422       13,147,482
LVIP SSgA Large Cap 100 Service Class                     5,865,615            --      5,865,615       30,666,851       35,455,895
LVIP SSgA Moderate Index Allocation Service Class                19            --             19           48,766           45,513
LVIP SSgA Moderate Structured Allocation Service
   Class                                                      1,465            --          1,465          277,191          256,149
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                                 28            --             28           36,745           34,033
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                  12,539            --         12,539          218,707          217,531
LVIP SSgA S&P 500 Index Standard Class                      104,960            --        104,960          135,215          234,160
LVIP SSgA S&P 500 Index Service Class                     3,113,596            --      3,113,596       43,759,940       45,123,253
LVIP SSgA Small-Cap Index Service Class                   2,240,480            --      2,240,480       20,360,581       21,436,769
LVIP SSgA Small-Mid Cap 200 Service Class                 4,730,856            --      4,730,856       11,733,512       16,524,532
LVIP T. Rowe Price Growth Stock Service Class             1,883,124            --      1,883,124        6,823,954        7,841,487
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           110,538            --        110,538          490,498          560,929
LVIP T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                  1,375,428            --      1,375,428        8,120,728        8,936,520
LVIP Templeton Growth Service Class                      (1,663,025)           --     (1,663,025)       6,401,308        4,878,649
LVIP Turner Mid-Cap Growth Service Class                   (110,955)           --       (110,955)       4,868,079        4,454,843
LVIP Wells Fargo Intrinsic Value Service Class             (736,424)           --       (736,424)       4,601,006        3,652,104
LVIP Wilshire 2010 Profile Service Class                    276,093            --        276,093          584,723          785,636
LVIP Wilshire 2020 Profile Service Class                    262,621            --        262,621        1,537,479        1,640,901
LVIP Wilshire 2030 Profile Service Class                    389,107            --        389,107          690,289          956,318
LVIP Wilshire 2040 Profile Service Class                     96,023            --         96,023          573,553          607,724
LVIP Wilshire Conservative Profile Service Class          6,577,060            --      6,577,060       15,747,029       28,714,722

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM         MORTALITY AND          NET
                                                       INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                               INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class          $26,696,030     $(16,697,293)      $ 9,998,737
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                               15,167,592       (9,742,013)        5,425,579
Lord Abbett Fundamental Equity Class VC                    28,240          (64,380)          (36,140)
MFS VIT Core Equity Service Class                          25,294          (44,927)          (19,633)
MFS VIT Growth Initial Class                                3,547          (42,488)          (38,941)
MFS VIT Growth Service Class                                   --         (187,299)         (187,299)
MFS VIT Total Return Initial Class                        403,117         (206,301)          196,816
MFS VIT Total Return Service Class                      7,658,755       (4,979,105)        2,679,650
MFS VIT Utilities Initial Class                           404,766         (181,249)          223,517
MFS VIT Utilities Service Class                         4,962,730       (2,657,526)        2,305,204
Morgan Stanley UIF Capital Growth Class II                     --           (9,595)           (9,595)
NB AMT Mid-Cap Growth I Class                                  --         (809,249)         (809,249)
NB AMT Regency I Class                                    371,712         (885,323)         (513,611)
Oppenheimer Global Securities Service Class                19,826          (21,181)           (1,355)
PIMCO VIT Commodity Real Return Advisor Class             976,901          (97,832)          879,069
Putnam VT Global Health Care Class IB                      59,132          (47,465)           11,667
Putnam VT Growth & Income Class IB                         32,097          (32,534)             (437)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL              IN           (DECREASE)
                                                            NET           NET           NET           UNREALIZED          IN
                                                         REALIZED      REALIZED       REALIZED     APPRECIATION OR    NET ASSETS
                                                        GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Moderate Profile Service Class            $  (191,090)    $     --    $  (191,090)     $ 82,172,467     $91,980,114
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                 (6,046,983)          --     (6,046,983)       60,367,344      59,745,940
Lord Abbett Fundamental Equity Class VC                     129,017           --        129,017         1,284,818       1,377,695
MFS VIT Core Equity Service Class                            70,733           --         70,733           316,151         367,251
MFS VIT Growth Initial Class                               (136,016)          --       (136,016)          555,155         380,198
MFS VIT Growth Service Class                                594,943           --        594,943         1,275,862       1,683,506
MFS VIT Total Return Initial Class                         (150,372)          --       (150,372)        1,092,050       1,138,494
MFS VIT Total Return Service Class                       (3,853,276)          --     (3,853,276)       24,515,078      23,341,452
MFS VIT Utilities Initial Class                             100,936           --        100,936           758,946       1,083,399
MFS VIT Utilities Service Class                          (3,323,740)          --     (3,323,740)       19,325,819      18,307,283
Morgan Stanley UIF Capital Growth Class II                   46,491           --         46,491           192,742         229,638
NB AMT Mid-Cap Growth I Class                             2,014,076           --      2,014,076        10,661,078      11,865,905
NB AMT Regency I Class                                     (692,719)          --       (692,719)       12,736,697      11,530,367
Oppenheimer Global Securities Service Class                  35,798           --         35,798           399,422         433,865
PIMCO VIT Commodity Real Return Advisor Class              (226,115)     172,321        (53,794)          848,474       1,673,749
Putnam VT Global Health Care Class IB                        27,074           --         27,074           (15,577)         23,164
Putnam VT Growth & Income Class IB                         (206,694)          --       (206,694)          432,181         225,050

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                                    ABVPSF
                                                                    GLOBAL         ABVPSF                        ABVPSF
                                                                   THEMATIC        GROWTH          ABVPSF       LARGE CAP
                                                                    GROWTH       AND INCOME    INTERNATIONAL     GROWTH
                                                                    CLASS B        CLASS B     VALUE CLASS B     CLASS B
                                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $16,985,544   $128,497,995   $ 87,885,870    $13,536,124
Changes From Operations:
   - Net investment income (loss)                                    (363,556)     2,506,589       (376,967)      (214,742)
   - Net realized gain (loss) on investments                       (2,340,719)   (18,749,569)   (29,652,593)      (814,949)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   11,677,408     38,358,578     59,818,107      5,106,294
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  8,973,133     22,115,598     29,788,547      4,076,603
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,387,266      5,288,854     14,516,844         56,908
   - Contract withdrawals and transfers to annuity reserves        (1,928,716)   (14,525,038)    (5,096,588)    (1,826,206)
   - Contract transfers                                             2,065,760      3,883,718    (10,232,130)    (1,092,728)
                                                                  -----------   ------------   ------------    -----------
                                                                    1,524,310     (5,352,466)      (811,874)    (2,862,026)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,635)       (16,172)        (3,528)        (3,561)
   - Receipt (reimbursement) of mortality guarantee adjustments            --            905             (2)            --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,635)       (15,267)        (3,530)        (3,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     1,522,675     (5,367,733)      (815,404)    (2,865,587)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            10,495,808     16,747,865     28,973,143      1,211,016
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    27,481,352    145,245,860    116,859,013     14,747,140
Changes From Operations:
   - Net investment income (loss)                                      88,067     (2,261,139)     2,487,359       (174,029)
   - Net realized gain (loss) on investments                          326,911     (9,443,179)    (7,537,796)        27,103
   - Net change in unrealized appreciation or depreciation on
     investments                                                    3,542,881     27,110,122     13,178,540      1,083,009
                                                                  -----------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,957,859     15,405,804      8,128,103        936,083
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             1,962,059      7,591,190     18,978,532         56,676
   - Contract withdrawals and transfers to annuity reserves        (3,042,746)   (15,532,866)    (7,299,880)    (2,161,019)
   - Contract transfers                                              (843,768)     1,181,376     40,713,736       (615,507)
                                                                  -----------   ------------   ------------    -----------
                                                                   (1,924,455)    (6,760,300)    52,392,388     (2,719,850)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --             --             --
   - Annuity Payments                                                  (1,793)       (13,622)        (5,355)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            --          1,205              2             --
                                                                  -----------   ------------   ------------    -----------
                                                                       (1,793)       (12,417)        (5,353)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,926,248)    (6,772,717)    52,387,035     (2,719,850)
                                                                  -----------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,031,611      8,633,087     60,515,138     (1,783,767)
                                                                  -----------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $29,512,963   $153,878,947   $177,374,151    $12,963,373
                                                                  ===========   ============   ============    ===========

                                                                      ABVPSF       AMERICAN       AMERICAN        AMERICAN
                                                                    SMALL/MID      CENTURY         FUNDS            FUNDS
                                                                       CAP       VP INFLATION      GLOBAL       GLOBAL SMALL
                                                                      VALUE       PROTECTION       GROWTH      CAPITALIZATION
                                                                     CLASS B       CLASS II       CLASS 2         CLASS 2
                                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 84,894,668   $237,085,710   $216,967,583    $174,409,032
Changes From Operations:
   - Net investment income (loss)                                     (666,807)       575,017       (522,397)     (2,916,394)
   - Net realized gain (loss) on investments                       (10,957,685)      (418,404)   (19,908,816)    (28,020,563)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    43,790,839     23,919,453    104,412,906     138,033,579
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  32,166,347     24,076,066     83,981,693     107,096,622
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,751,449     52,964,585     24,619,295      31,392,739
   - Contract withdrawals and transfers to annuity reserves         (5,841,308)   (23,698,718)   (14,847,803)    (14,943,508)
   - Contract transfers                                            (14,806,627)    96,955,961    (31,086,107)     (9,792,101)
                                                                  ------------   ------------   ------------    ------------
                                                                   (12,896,486)   126,221,828    (21,314,615)      6,657,130
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --          9,401         (2,411)             --
   - Annuity Payments                                                   (3,690)       (33,097)        (9,231)         (9,469)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            416              9           1,509
                                                                  ------------   ------------   ------------    ------------
                                                                        (3,690)       (23,280)       (11,633)         (7,960)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (12,900,176)   126,198,548    (21,326,248)      6,649,170
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             19,266,171    150,274,614     62,655,445     113,745,792
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                    104,160,839    387,360,324    279,623,028     288,154,824
Changes From Operations:
   - Net investment income (loss)                                   (1,657,474)      (164,118)      (161,888)        962,285
   - Net realized gain (loss) on investments                            79,006      4,437,401     (1,624,228)       (627,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    29,173,097      9,419,766     32,033,296      66,309,880
                                                                  ------------   ------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  27,594,629     13,693,049     30,247,180      66,644,784
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             16,361,177     66,270,959     28,971,020      41,546,882
   - Contract withdrawals and transfers to annuity reserves         (9,375,915)   (37,696,225)   (21,103,150)    (23,765,638)
   - Contract transfers                                             11,824,705     64,542,266     13,537,303      33,356,956
                                                                  ------------   ------------   ------------    ------------
                                                                    18,809,967     93,117,000     21,405,173      51,138,200
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063         60,063         46,679           7,669
   - Annuity Payments                                                   (1,543)        (3,652)       (11,589)        (11,032)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)           517           (510)            935
                                                                  ------------   ------------   ------------    ------------
                                                                        58,487         56,928         34,580          (2,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     18,868,454     93,173,928     21,439,753      51,135,772
                                                                  ------------   ------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             46,463,083    106,866,977     51,686,933     117,780,556
                                                                  ------------   ------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $150,623,922   $494,227,301   $331,309,961    $405,935,380
                                                                  ============   ============   ============    ============

                                                                                      AMERICAN
                                                                    AMERICAN            FUNDS          AMERICAN
                                                                     FUNDS             GROWTH           FUNDS
                                                                      GROWTH           -INCOME      INTERNATIONAL
                                                                     CLASS 2           CLASS 2         CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,096,444,796   $1,213,955,684   $ 567,950,440
Changes From Operations:
   - Net investment income (loss)                                    (13,150,516)       1,165,213        (951,263)
   - Net realized gain (loss) on investments                         (60,845,946)     (60,790,318)    (40,711,795)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     509,708,432      439,961,592     255,132,005
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   435,711,970      380,336,487     213,468,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              113,426,584      110,922,199      49,525,302
   - Contract withdrawals and transfers to annuity reserves          (96,862,332)    (106,353,810)    (44,987,404)
   - Contract transfers                                              164,731,278      167,826,007     (95,476,206)
                                                                  --------------   --------------   -------------
                                                                     181,295,530      172,394,396     (90,938,308)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             (2,654)         (15,719)             --
   - Annuity Payments                                                    (62,186)        (194,267)        (37,361)
   - Receipt (reimbursement) of mortality guarantee adjustments             (881)           4,384           2,640
                                                                  --------------   --------------   -------------
                                                                         (65,721)        (205,602)        (34,721)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      181,229,809      172,188,794     (90,973,029)
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              616,941,779      552,525,281     122,495,918
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2009                                    1,713,386,575    1,766,480,965     690,446,358
Changes From Operations:
   - Net investment income (loss)                                    (16,136,131)        (977,966)      3,234,681
   - Net realized gain (loss) on investments                         (14,223,638)     (19,884,171)     (5,429,423)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     312,374,236      196,483,474      43,502,953
                                                                  --------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   282,014,467      175,621,337      41,308,211
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              121,754,532      115,629,269      62,959,658
   - Contract withdrawals and transfers to annuity reserves         (142,936,764)    (150,851,178)    (56,764,412)
   - Contract transfers                                              (29,252,347)      59,039,134      25,892,480
                                                                  --------------   --------------   -------------
                                                                     (50,434,579)      23,817,225      32,087,726
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            190,448           42,910         126,634
   - Annuity Payments                                                    (74,593)        (214,604)        (33,434)
   - Receipt (reimbursement) of mortality guarantee adjustments           (6,591)          (4,755)            358
                                                                  --------------   --------------   -------------
                                                                         109,264         (176,449)         93,558
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (50,325,315)      23,640,776      32,181,284
                                                                  --------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              231,689,152      199,262,113      73,489,495
                                                                  --------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2010                                   $1,945,075,727   $1,965,743,078   $ 763,935,853
                                                                  ==============   ==============   =============

                                                                                        DELAWARE
                                                                       BLACKROCK           VIP
                                                                         GLOBAL        DIVERSIFIED
                                                                    ALLOCATION V.I.       INCOME
                                                                       CLASS III      SERVICE CLASS
                                                                       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $         --     $383,243,656
Changes From Operations:
   - Net investment income (loss)                                       1,393,171       17,797,295
   - Net realized gain (loss) on investments                              428,921        1,569,629
   - Net change in unrealized appreciation or depreciation on
     investments                                                       6,219,997       92,958,293
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      8,042,089      112,325,217
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                76,518,727       90,253,864
   - Contract withdrawals and transfers to annuity reserves            (3,242,976)     (38,468,101)
   - Contract transfers                                               122,377,738      167,889,167
                                                                     ------------     ------------
                                                                      195,653,489      219,674,930
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                  --            7,422
   - Annuity Payments                                                          --          (29,458)
   - Receipt (reimbursement) of mortality guarantee adjustments                --              472
                                                                     ------------     ------------
                                                                               --          (21,564)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       195,653,489      219,653,366
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               203,695,578      331,978,583
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                       203,695,578      715,222,239
Changes From Operations:
   - Net investment income (loss)                                        (227,747)      22,235,713
   - Net realized gain (loss) on investments                            5,005,435       14,641,894
   - Net change in unrealized appreciation or depreciation on
     investments                                                      36,508,309       10,745,185
                                                                     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     41,285,997       47,622,792
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               192,117,891      146,750,882
   - Contract withdrawals and transfers to annuity reserves           (17,458,143)     (68,397,817)
   - Contract transfers                                               197,859,645      157,227,296
                                                                     ------------     ------------
                                                                      372,519,393      235,580,361
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             129,776           24,963
   - Annuity Payments                                                      (5,098)         (27,972)
   - Receipt (reimbursement) of mortality guarantee adjustments               (42)            (136)
                                                                     ------------     ------------
                                                                          124,636           (3,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       372,644,029      235,577,216
                                                                     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               413,930,026      283,200,008
                                                                     ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                      $617,625,604     $998,422,247
                                                                     ============     ============

See accompanying notes.

                                                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP   DELAWARE VIP                   INTERNATIONAL
                                                                     EMERGING      HIGH YIELD     DELAWARE VIP    VALUE EQUITY
                                                                     MARKETS        STANDARD       HIGH YIELD       STANDARD
                                                                  SERVICE CLASS      CLASS       SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $141,037,891    $ 8,034,157    $166,499,584    $ 423,335
Changes From Operations:
   - Net investment income (loss)                                   (1,314,684)       740,545      12,476,775        8,219
   - Net realized gain (loss) on investments                       (18,525,970)        61,432      (8,121,159)    (113,617)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   119,959,749      3,045,045      81,123,245      219,237
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 100,119,095      3,847,022      85,478,861      113,839
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             13,639,060         37,906      20,173,812          111
   - Contract withdrawals and transfers to annuity reserves        (10,982,758)    (1,249,707)    (19,181,407)     (87,549)
   - Contract transfers                                            (20,680,585)    (2,809,227)     12,941,276      (75,895)
                                                                  ------------    -----------    ------------    ---------
                                                                   (18,024,283)    (4,021,028)     13,933,681     (163,333)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --           --
   - Annuity Payments                                                   (1,210)          (229)        (27,562)          --
   - Receipt (reimbursement) of mortality guarantee adjustments            596             24             472           --
                                                                  ------------    -----------    ------------    ---------
                                                                          (614)          (205)        (27,090)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (18,024,897)    (4,021,233)     13,906,591     (163,333)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             82,094,198       (174,211)     99,385,452      (49,494)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2009                                    223,132,089      7,859,946     265,885,036      373,841
Changes From Operations:
   - Net investment income (loss)                                   (2,662,468)       483,302      15,988,536        8,674
   - Net realized gain (loss) on investments                         1,648,785        662,817       9,019,747      (35,226)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    41,760,278         24,107       9,563,102       54,456
                                                                  ------------    -----------    ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  40,746,595      1,170,226      34,571,385       27,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             40,467,163         26,204      22,709,137          111
   - Contract withdrawals and transfers to annuity reserves        (18,140,980)    (1,166,721)    (28,170,921)     (12,684)
   - Contract transfers                                             26,665,367      3,733,195      24,431,694      (54,566)
                                                                  ------------    -----------    ------------    ---------
                                                                    48,991,550      2,592,678      18,969,910      (67,139)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           67,304             --         135,493           --
   - Annuity Payments                                                     (961)          (272)        (26,669)          --
   - Receipt (reimbursement) of mortality guarantee adjustments        (20,626)            38             680           --
                                                                  ------------    -----------    ------------    ---------
                                                                        45,717           (234)        109,504           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     49,037,267      2,592,444      19,079,414      (67,139)
                                                                  ------------    -----------    ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             89,783,862      3,762,670      53,650,799      (39,235)
                                                                  ------------    -----------    ------------    ---------
NET ASSETS AT DECEMBER 31, 2010                                   $312,915,951    $11,622,616    $319,535,835    $ 334,606
                                                                  ============    ===========    ============    =========

                                                                   DELAWARE VIP                                 DELAWARE VIP
                                                                   LIMITED-TERM     DELAWARE                      SMALL CAP
                                                                   DIVERSIFIED      VIP REIT      DELAWARE          VALUE
                                                                      INCOME        STANDARD      VIP REIT        STANDARD
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS       CLASS
                                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 81,388,856    $ 5,881,815   $ 97,607,134    $ 9,651,885
Changes From Operations:
   - Net investment income (loss)                                    3,806,577        161,265      2,398,009        (31,109)
   - Net realized gain (loss) on investments                         1,860,631     (2,234,071)   (42,530,953)      (754,492)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,775,031      2,828,918     55,056,090      2,830,454
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  18,442,239        756,112     14,923,146      2,044,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             57,658,293         42,467      1,646,253         83,175
   - Contract withdrawals and transfers to annuity reserves        (18,453,533)    (1,117,806)    (8,064,327)    (1,844,944)
   - Contract transfers                                            223,183,214       (558,162)   (16,400,874)    (1,049,085)
                                                                  ------------    -----------   ------------    -----------
                                                                   262,387,974     (1,633,501)   (22,818,948)    (2,810,854)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           43,923         (5,150)            --             --
   - Annuity Payments                                                 (162,724)        (5,806)       (25,844)          (731)
   - Receipt (reimbursement) of mortality guarantee adjustments           (131)           155          1,275             35
                                                                  ------------    -----------   ------------    -----------
                                                                      (118,932)       (10,801)       (24,569)          (696)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    262,269,042     (1,644,302)   (22,843,517)    (2,811,550)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            280,711,281       (888,190)    (7,920,371)      (766,697)
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                                    362,100,137      4,993,625     89,686,763      8,885,188
Changes From Operations:
   - Net investment income (loss)                                    3,202,363         70,133        890,741        (67,826)
   - Net realized gain (loss) on investments                         5,640,276       (556,874)   (13,626,248)       418,073
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,335,434      1,633,527     34,183,419      2,070,926
                                                                  ------------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,178,073      1,146,786     21,447,912      2,421,173
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            118,665,809         22,296      6,217,771         13,239
   - Contract withdrawals and transfers to annuity reserves        (39,702,580)      (798,368)   (12,039,714)    (1,378,119)
   - Contract transfers                                            205,289,661        (19,599)     5,262,827       (408,796)
                                                                  ------------    -----------   ------------    -----------
                                                                   284,252,890       (795,671)      (559,116)    (1,773,676)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           35,635           (165)            --             --
   - Annuity Payments                                                 (180,302)       (15,094)       (27,937)          (954)
   - Receipt (reimbursement) of mortality guarantee adjustments             85             79         (1,059)            59
                                                                  ------------    -----------   ------------    -----------
                                                                      (144,582)       (15,180)       (28,996)          (895)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    284,108,308       (810,851)      (588,112)    (1,774,571)
                                                                  ------------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            296,286,381        335,935     20,859,800        646,602
                                                                  ------------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                                   $658,386,518    $ 5,329,560   $110,546,563    $ 9,531,790
                                                                  ============    ===========   ============    ===========

                                                                                  DELAWARE VIP
                                                                   DELAWARE VIP     SMID CAP      DELAWARE VIP
                                                                    SMALL CAP        GROWTH         SMID CAP
                                                                      VALUE         STANDARD         GROWTH
                                                                  SERVICE CLASS       CLASS      SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $230,267,773     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                   (2,197,008)            --              --
   - Net realized gain (loss) on investments                       (29,150,675)            --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                    90,706,523             --              --
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  59,358,840             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             15,053,198             --              --
   - Contract withdrawals and transfers to annuity reserves        (16,065,928)            --              --
   - Contract transfers                                            (41,513,418)            --              --
                                                                  ------------     ----------     -----------
                                                                   (42,526,148)            --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (11,856)            --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             59             --              --
                                                                  ------------     ----------     -----------
                                                                       (11,797)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (42,537,945)            --              --
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,820,895             --              --
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                    247,088,668             --              --
Changes From Operations:
   - Net investment income (loss)                                   (3,219,089)       (29,860)       (304,616)
   - Net realized gain (loss) on investments                          (254,240)        37,671         519,934
   - Net change in unrealized appreciation or depreciation on
     investments                                                    74,841,961      1,141,154       9,733,756
                                                                  ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  71,368,632      1,148,965       9,949,074
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             22,988,917          7,085         766,517
   - Contract withdrawals and transfers to annuity reserves        (23,776,911)      (332,279)     (3,459,005)
   - Contract transfers                                             (8,227,292)     8,553,412      77,646,323
                                                                  ------------     ----------     -----------
                                                                    (9,015,286)     8,228,218      74,953,835
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --
   - Annuity Payments                                                  (12,433)        62,991          61,002
   - Receipt (reimbursement) of mortality guarantee adjustments            108          2,177              16
                                                                  ------------     ----------     -----------
                                                                       (12,325)        65,168          61,018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (9,027,611)     8,293,386      75,014,853
                                                                  ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,341,021      9,442,351      84,963,927
                                                                  ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $309,429,689     $9,442,351     $84,963,927
                                                                  ============     ==========     ===========

                                                                   DELAWARE
                                                                   VIP TREND      DELAWARE
                                                                   STANDARD       VIP TREND
                                                                     CLASS      SERVICE CLASS
                                                                  SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 7,010,663   $ 52,003,840
Changes From Operations:
   - Net investment income (loss)                                    (104,245)      (928,602)
   - Net realized gain (loss) on investments                         (995,807)    (7,340,381)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    4,243,750     32,589,215
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  3,143,698     24,320,232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,825      1,704,940
   - Contract withdrawals and transfers to annuity reserves        (1,134,769)    (5,167,357)
   - Contract transfers                                              (639,866)    (6,395,750)
                                                                  -----------   ------------
                                                                   (1,745,810)    (9,858,167)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (4,578)        (2,464)
   - Receipt (reimbursement) of mortality guarantee adjustments         1,177             (3)
                                                                  -----------   ------------
                                                                       (3,401)        (2,467)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,749,211)    (9,860,634)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,394,487     14,459,598
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     8,405,150     66,463,438
Changes From Operations:
   - Net investment income (loss)                                     (90,844)      (860,311)
   - Net realized gain (loss) on investments                          402,773      7,769,905
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,168,329      5,121,804
                                                                  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,480,258     12,031,398
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                48,041      2,039,913
   - Contract withdrawals and transfers to annuity reserves        (1,199,707)    (6,167,430)
   - Contract transfers                                            (8,664,465)   (74,302,949)
                                                                  -----------   ------------
                                                                   (9,816,131)   (78,430,466)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                 (69,277)       (64,370)
   - Receipt (reimbursement) of mortality guarantee adjustments            --             --
                                                                  -----------   ------------
                                                                      (69,277)       (64,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (9,885,408)   (78,494,836)
                                                                  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (8,405,150)   (66,463,438)
                                                                  -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $        --   $         --
                                                                  ===========   ============

See accompanying notes.

                                                                                                                   DWS VIP
                                                                                    DELAWARE                     ALTERNATIVE
                                                                   DELAWARE VIP    VIP VALUE       DELAWARE         ASSET
                                                                   U.S. GROWTH      STANDARD      VIP VALUE      ALLOCATION
                                                                  SERVICE CLASS      CLASS      SERVICE CLASS   PLUS CLASS B
                                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 21,229,340    $ 6,352,152   $ 92,632,743     $        --
Changes From Operations:
   - Net investment income (loss)                                     (507,952)       105,224      1,088,904         (27,293)
   - Net realized gain (loss) on investments                          (819,808)      (503,414)    (9,904,400)        176,371
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,427,801      1,243,917     24,497,054         136,879
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,100,041        845,727     15,681,558         285,957
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              9,272,208         33,626      5,794,340       1,116,477
   - Contract withdrawals and transfers to annuity reserves         (2,807,657)      (871,437)    (6,612,626)       (106,750)
   - Contract transfers                                             21,536,358       (291,800)     9,556,703       1,983,110
                                                                  ------------    -----------   ------------     -----------
                                                                    28,000,909     (1,129,611)     8,738,417       2,992,837
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (4,395)        (4,091)        (1,639)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            699          1,417            285              --
                                                                  ------------    -----------   ------------     -----------
                                                                        (3,696)        (2,674)        (1,354)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     27,997,213     (1,132,285)     8,737,063       2,992,837
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             41,097,254       (286,558)    24,418,621       3,278,794
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     62,326,594      6,065,594    117,051,364       3,278,794
Changes From Operations:
   - Net investment income (loss)                                   (1,020,237)        58,367        622,786         (90,309)
   - Net realized gain (loss) on investments                         1,834,757       (123,028)    (4,531,928)        207,759
   - Net change in unrealized appreciation or depreciation on
     investments                                                    12,598,227        831,881     18,824,468       1,069,637
                                                                  ------------    -----------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  13,412,747        767,220     14,915,326       1,187,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             17,341,706         17,805      6,229,336       6,121,179
   - Contract withdrawals and transfers to annuity reserves         (5,459,668)      (616,857)    (8,816,848)       (710,133)
   - Contract transfers                                             37,097,284         50,109     (3,964,742)      8,810,813
                                                                  ------------    -----------   ------------     -----------
                                                                    48,979,322       (548,943)    (6,552,254)     14,221,859
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --              --
   - Annuity Payments                                                   (5,204)        (4,635)        (1,825)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            982          1,994         (5,645)             --
                                                                  ------------    -----------   ------------     -----------
                                                                        (4,222)        (2,641)        (7,470)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     48,975,100       (551,584)    (6,559,724)     14,221,859
                                                                  ------------    -----------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             62,387,847        215,636      8,355,602      15,408,946
                                                                  ------------    -----------   ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $124,714,441    $ 6,281,230   $125,406,966     $18,687,740
                                                                  ============    ===========   ============     ===========

                                                                     DWS VIP         DWS VIP         DWS VIP         DWS VIP
                                                                    EQUITY 500      EQUITY 500      SMALL CAP       SMALL CAP
                                                                  INDEX CLASS A   INDEX CLASS B   INDEX CLASS A   INDEX CLASS B
                                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,170,085     $29,391,732     $ 6,804,093     $18,430,158
Changes From Operations:
   - Net investment income (loss)                                      316,657         256,178          16,031          11,485
   - Net realized gain (loss) on investments                        (1,210,139)     (2,125,167)       (206,436)     (3,140,946)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,098,509       8,320,923       1,687,542       6,613,841
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,205,027       6,451,934       1,497,137       3,484,380
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                179,710         312,102          34,298         326,567
   - Contract withdrawals and transfers to annuity reserves         (3,269,453)     (2,447,593)       (756,803)     (1,136,876)
   - Contract transfers                                               (782,202)        242,478        (359,324)     (4,343,558)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,871,945)     (1,893,013)     (1,081,829)     (5,153,867)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           (6,586)          8,775          (6,128)             --
   - Annuity Payments                                                  (18,417)         (2,213)         (1,113)         (5,552)
   - Receipt (reimbursement) of mortality guarantee adjustments          4,328          (1,395)             --              (3)
                                                                   -----------     -----------     -----------     -----------
                                                                       (20,675)          5,167          (7,241)         (5,555)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,892,620)     (1,887,846)     (1,089,070)     (5,159,422)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,312,407       4,564,088         408,067      (1,675,042)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     25,482,492      33,955,820       7,212,160      16,755,116
Changes From Operations:
   - Net investment income (loss)                                       95,380          (4,202)        (44,008)       (147,373)
   - Net realized gain (loss) on investments                           (37,193)       (212,906)       (246,496)     (1,557,454)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     2,805,656       4,199,868       1,756,784       5,030,287
                                                                   -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   2,863,843       3,982,760       1,466,280       3,325,460
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 97,400         146,177          21,249          82,595
   - Contract withdrawals and transfers to annuity reserves         (2,944,068)     (2,536,920)       (932,447)     (1,375,612)
   - Contract transfers                                               (711,617)       (537,939)       (616,962)     (2,357,147)
                                                                   -----------     -----------     -----------     -----------
                                                                    (3,558,285)     (2,928,682)     (1,528,160)     (3,650,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                  (20,936)         (2,765)         (1,111)         (8,509)
   - Receipt (reimbursement) of mortality guarantee adjustments          6,646              94              --               3
                                                                   -----------     -----------     -----------     -----------
                                                                       (14,290)         (2,671)         (1,111)         (8,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (3,572,575)     (2,931,353)     (1,529,271)     (3,658,670)
                                                                   -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (708,732)      1,051,407         (62,991)       (333,210)
                                                                   -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $24,773,760     $35,007,227     $ 7,149,169     $16,421,906
                                                                   ===========     ===========     ===========     ===========

                                                                    FIDELITY VIP     FIDELITY VIP    FIDELITY VIP
                                                                    CONTRAFUND      EQUITY-INCOME    EQUITY-INCOME
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 500,282,061     $ 7,625,372     $  47,467,613
Changes From Operations:
   - Net investment income (loss)                                     (2,227,513)         53,780           169,740
   - Net realized gain (loss) on investments                         (49,990,562)     (1,373,212)       (7,911,280)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     234,108,624       3,013,896        19,054,040
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   181,890,549       1,694,464        11,312,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               44,751,510          85,346           293,640
   - Contract withdrawals and transfers to annuity reserves          (38,728,083)     (1,166,079)       (5,943,404)
   - Contract transfers                                              105,915,772        (659,416)       (3,783,617)
                                                                   -------------     -----------     -------------
                                                                     111,939,199      (1,740,149)       (9,433,381)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --              --                --
   - Annuity Payments                                                     (2,006)         (2,345)          (17,883)
   - Receipt (reimbursement) of mortality guarantee adjustments              176           1,198                48
                                                                   -------------     -----------     -------------
                                                                          (1,830)         (1,147)          (17,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      111,937,369      (1,741,296)       (9,451,216)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              293,827,918         (46,832)        1,861,284
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2009                                      794,109,979       7,578,540        49,328,897
Changes From Operations:
   - Net investment income (loss)                                     (4,856,091)         22,217           (38,237)
   - Net realized gain (loss) on investments                         (20,890,987)       (500,214)       (3,158,380)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     147,489,977       1,340,169         8,654,080
                                                                   -------------     -----------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   121,742,899         862,172         5,457,463
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               66,842,014          11,064           152,588
   - Contract withdrawals and transfers to annuity reserves          (57,410,744)     (1,125,084)       (5,679,359)
   - Contract transfers                                               13,409,529        (332,604)       (3,756,052)
                                                                   -------------     -----------     -------------
                                                                      22,840,799      (1,446,624)       (9,282,823)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             99,865              --                --
   - Annuity Payments                                                     (5,142)         (2,805)          (15,323)
   - Receipt (reimbursement) of mortality guarantee adjustments           (1,588)          1,597                94
                                                                   -------------     -----------     -------------
                                                                          93,135          (1,208)          (15,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       22,933,934      (1,447,832)       (9,298,052)
                                                                   -------------     -----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              144,676,833        (585,660)       (3,840,589)
                                                                   -------------     -----------     -------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 938,786,812     $ 6,992,880     $  45,488,308
                                                                   =============     ===========     =============

                                                                   FIDELITY VIP    FIDELITY VIP
                                                                     GROWTH           GROWTH
                                                                  INITIAL CLASS   SERVICE CLASS 2
                                                                    SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $5,288,086      $46,897,614
Changes From Operations:
   - Net investment income (loss)                                     (49,733)        (732,610)
   - Net realized gain (loss) on investments                         (877,759)      (7,886,178)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,132,665       20,104,642
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,205,173       11,485,854
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                32,784        3,333,350
   - Contract withdrawals and transfers to annuity reserves          (677,271)      (4,385,751)
   - Contract transfers                                              (294,378)         (58,481)
                                                                   ----------      -----------
                                                                     (938,865)      (1,110,882)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (8,057)            (988)
   - Receipt (reimbursement) of mortality guarantee adjustments         2,984              223
                                                                   ----------      -----------
                                                                       (5,073)            (765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (943,938)      (1,111,647)
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               261,235       10,374,207
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     5,549,321       57,271,821
Changes From Operations:
   - Net investment income (loss)                                     (60,070)        (950,998)
   - Net realized gain (loss) on investments                         (419,330)      (1,009,528)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,537,613       13,693,008
                                                                   ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,058,213       11,732,482
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                93,567        4,446,118
   - Contract withdrawals and transfers to annuity reserves          (671,328)      (5,482,323)
   - Contract transfers                                              (371,940)       4,768,718
                                                                   ----------      -----------
                                                                     (949,701)       3,732,513
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --               --
   - Annuity Payments                                                  (9,656)          (1,153)
   - Receipt (reimbursement) of mortality guarantee adjustments         4,792           (4,908)
                                                                   ----------      -----------
                                                                       (4,864)          (6,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,565)       3,726,452
                                                                   ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               103,648       15,458,934
                                                                   ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $5,652,969      $72,730,755
                                                                   ==========      ===========

See accompanying notes.

                                                                                                                         FTVIPT
                                                                                                                        FRANKLIN
                                                                   FIDELITY VIP      FIDELITY VIP    FIDELITY VIP        INCOME
                                                                      MID CAP          OVERSEAS        OVERSEAS        SECURITIES
                                                                  SERVICE CLASS 2   INITIAL CLASS   SERVICE CLASS 2      CLASS 2
                                                                    SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $212,067,044      $2,693,356      $ 72,016,219     $358,972,880
Changes From Operations:
   - Net investment income (loss)                                    (2,881,732)         13,925           148,229       28,803,264
   - Net realized gain (loss) on investments                        (32,440,291)       (292,170)      (10,163,498)     (43,744,290)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    110,069,931         830,708        25,510,269      130,249,598
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   74,747,908         552,463        15,495,000      115,308,572
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              32,541,150             748         5,242,964       38,248,645
   - Contract withdrawals and transfers to annuity reserves         (12,865,280)       (594,382)       (6,518,343)     (24,664,382)
   - Contract transfers                                             (46,571,348)        (83,153)      (10,092,379)     (68,095,409)
                                                                   ------------      ----------      ------------     ------------
                                                                    (26,895,478)       (676,787)      (11,367,758)     (54,511,146)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            (7,850)             --                --               --
   - Annuity Payments                                                    (6,485)        (10,965)           (7,354)          (2,027)
   - Receipt (reimbursement) of mortality guarantee adjustments               8           3,919               454               (2)
                                                                   ------------      ----------      ------------     ------------
                                                                        (14,327)         (7,046)           (6,900)          (2,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (26,909,805)       (683,833)      (11,374,658)     (54,513,175)
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              47,838,103        (131,370)        4,120,342       60,795,397
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2009                                     259,905,147       2,561,986        76,136,561      419,768,277
Changes From Operations:
   - Net investment income (loss)                                    (4,761,422)         (2,193)         (287,013)      22,043,614
   - Net realized gain (loss) on investments                            412,284        (107,146)       (2,768,577)      (5,423,198)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     81,108,071         334,873        11,473,228       30,172,761
                                                                   ------------      ----------      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   76,758,933         225,534         8,417,638       46,793,177
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              55,425,852          12,190         8,127,342       45,416,339
   - Contract withdrawals and transfers to annuity reserves         (19,187,041)       (488,724)       (6,872,274)     (29,263,135)
   - Contract transfers                                              30,653,359         (19,234)        1,169,942       16,101,891
                                                                   ------------      ----------      ------------     ------------
                                                                     66,892,170        (495,768)        2,425,010       32,255,095
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            83,302              --            33,873               --
   - Annuity Payments                                                   (11,821)        (12,368)           (8,571)          (2,401)
   - Receipt (reimbursement) of mortality guarantee adjustments               1           5,841               600                1
                                                                   ------------      ----------      ------------     ------------
                                                                         71,482          (6,527)           25,902           (2,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      66,963,652        (502,295)        2,450,912       32,252,695
                                                                   ------------      ----------      ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             143,722,585        (276,761)       10,868,550       79,045,872
                                                                   ------------      ----------      ------------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $403,627,732      $2,285,225      $ 87,005,111     $498,814,149
                                                                   ============      ==========      ============     ============

                                                                     FTVIPT
                                                                    FRANKLIN
                                                                      SMALL                         FTVIPT         FTVIPT
                                                                    -MID CAP         FTVIPT        TEMPLETON      TEMPLETON
                                                                     GROWTH      MUTUAL SHARES    GLOBAL BOND      GROWTH
                                                                   SECURITIES      SECURITIES     SECURITIES     SECURITIES
                                                                     CLASS 2        CLASS 2         CLASS 2        CLASS 2
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 61,007,232   $229,277,740    $398,547,664   $ 83,661,526
Changes From Operations:
   - Net investment income (loss)                                   (1,149,634)     1,304,867      62,025,755      1,307,539
   - Net realized gain (loss) on investments                        (8,357,794)   (32,354,089)      2,655,286    (19,285,247)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   34,216,312     95,123,899      15,444,754     36,251,208
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  24,708,884     64,074,677      80,125,795     18,273,500
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,268,277     47,059,049      51,993,018        417,994
   - Contract withdrawals and transfers to annuity reserves         (4,953,779)   (13,614,826)    (33,396,122)    (6,994,975)
   - Contract transfers                                             (4,983,237)     5,260,817     137,515,990    (23,674,449)
                                                                  ------------   ------------    ------------   ------------
                                                                    (1,668,739)    38,705,040     156,112,886    (30,251,430)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --              --             --
   - Annuity Payments                                                   (1,859)          (847)           (934)        (7,069)
   - Receipt (reimbursement) of mortality guarantee adjustments            142             (1)            384            232
                                                                  ------------   ------------    ------------   ------------
                                                                        (1,717)          (848)           (550)        (6,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (1,670,456)    38,704,192     156,112,336    (30,258,267)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             23,038,428    102,778,869     236,238,131    (11,984,767)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     84,045,660    332,056,609     634,785,795     71,676,759
Changes From Operations:
   - Net investment income (loss)                                   (1,456,014)     1,687,369      (1,089,967)      (178,212)
   - Net realized gain (loss) on investments                          (179,118)    (4,661,807)     15,736,563     (5,191,986)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,129,502     45,096,788      61,693,500      8,497,461
                                                                  ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  21,494,370     42,122,350      76,340,096      3,127,263
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             10,559,956     56,598,345       6,281,746        456,670
   - Contract withdrawals and transfers to annuity reserves         (8,310,631)   (21,477,349)    (45,596,246)    (7,867,934)
   - Contract transfers                                              7,683,604     99,763,159      (8,062,723)    (4,044,328)
                                                                  ------------   ------------    ------------   ------------
                                                                     9,932,929    134,884,155     (47,377,223)   (11,455,592)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --         53,094              --           (151)
   - Annuity Payments                                                   (2,360)        (3,854)            (85)        (7,843)
   - Receipt (reimbursement) of mortality guarantee adjustments            294            106         (13,229)           159
                                                                  ------------   ------------    ------------   ------------
                                                                        (2,066)        49,346         (13,314)        (7,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      9,930,863    134,933,501     (47,390,537)   (11,463,427)
                                                                  ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             31,425,233    177,055,851      28,949,559     (8,336,164)
                                                                  ------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                   $115,470,893   $509,112,460    $663,735,354   $ 63,340,595
                                                                  ============   ============    ============   ============

                                                                     GOLDMAN
                                                                    SACHS VIT     INVESCO V.I.   INVESCO V.I.
                                                                    LARGE CAP        CAPITAL        CAPITAL
                                                                      VALUE       APPRECIATION   APPRECIATION
                                                                  SERVICE CLASS     SERIES I       SERIES II
                                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $    39,029     $3,358,095     $1,996,280
Changes From Operations:
   - Net investment income (loss)                                      261,336        (26,245)       (23,745)
   - Net realized gain (loss) on investments                             4,778       (347,466)      (398,916)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,151,487        911,570        730,232
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,417,601        537,859        307,571
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,792,642         29,243         15,468
   - Contract withdrawals and transfers to annuity reserves           (130,976)      (459,876)      (320,877)
   - Contract transfers                                             12,315,612       (173,528)      (250,190)
                                                                   -----------     ----------     ----------
                                                                    19,977,278       (604,161)      (555,599)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,009)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --            222             --
                                                                   -----------     ----------     ----------
                                                                            --           (787)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,977,278       (604,948)      (555,599)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             21,394,879        (67,089)      (248,028)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     21,433,908      3,291,006      1,748,252
Changes From Operations:
   - Net investment income (loss)                                      102,128        (21,541)       (18,722)
   - Net realized gain (loss) on investments                            85,804       (160,867)       (78,129)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,714,199        567,814        311,975
                                                                   -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,902,131        385,406        215,124
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,406,757         21,793          2,340
   - Contract withdrawals and transfers to annuity reserves         (1,674,219)      (445,818)      (282,120)
   - Contract transfers                                             47,229,502        (79,070)           816
                                                                   -----------     ----------     ----------
                                                                    64,962,040       (503,095)      (278,964)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --             --
   - Annuity Payments                                                       --         (1,109)            --
   - Receipt (reimbursement) of mortality guarantee adjustments             --         (4,631)            --
                                                                   -----------     ----------     ----------
                                                                            --         (5,740)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     64,962,040       (508,835)      (278,964)
                                                                   -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             72,864,171       (123,429)       (63,840)
                                                                   -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                    $94,298,079     $3,167,577     $1,684,412
                                                                   ===========     ==========     ==========

                                                                  INVESCO V.I.   INVESCO V.I.
                                                                  CORE EQUITY    CORE EQUITY
                                                                    SERIES I      SERIES II
                                                                   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $11,156,757     $3,828,214
Changes From Operations:
   - Net investment income (loss)                                      35,658         (1,181)
   - Net realized gain (loss) on investments                         (428,327)      (230,279)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    2,948,617      1,049,713
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  2,555,948        818,253
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                28,670         12,896
   - Contract withdrawals and transfers to annuity reserves        (1,453,594)      (468,320)
   - Contract transfers                                              (346,340)      (322,667)
                                                                  -----------     ----------
                                                                   (1,771,264)      (778,091)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                    (894)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           145             --
                                                                  -----------     ----------
                                                                         (749)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (1,772,013)      (778,091)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               783,935         40,162
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2009                                    11,940,692      3,868,376
Changes From Operations:
   - Net investment income (loss)                                     (57,990)       (28,331)
   - Net realized gain (loss) on investments                           13,297          5,377
   - Net change in unrealized appreciation or depreciation on
     investments                                                      830,740        288,324
                                                                  -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    786,047        265,370
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                53,297         37,556
   - Contract withdrawals and transfers to annuity reserves        (1,697,877)      (393,448)
   - Contract transfers                                              (434,606)        31,213
                                                                  -----------     ----------
                                                                   (2,079,186)      (324,679)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --             --
   - Annuity Payments                                                  (1,033)            --
   - Receipt (reimbursement) of mortality guarantee adjustments           259             --
                                                                  -----------     ----------
                                                                         (774)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,079,960)      (324,679)
                                                                  -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,293,913)       (59,309)
                                                                  -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $10,646,779     $3,809,067
                                                                  ===========     ==========

See accompanying notes.

                                                                   INVESCO V.I.   INVESCO V.I.        JANUS           JANUS
                                                                  INTERNATIONAL   INTERNATIONAL    ASPEN SERIES   ASPEN SERIES
                                                                      GROWTH         GROWTH          BALANCED      ENTERPRISE
                                                                     SERIES I       SERIES II     SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $4,158,730      $3,639,727      $24,907,981     $ 7,127,862
Changes From Operations:
   - Net investment income (loss)                                      (1,304)         (7,392)         282,900        (116,912)
   - Net realized gain (loss) on investments                          130,076         (19,743)         939,783        (441,852)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    1,044,893         982,201        4,072,437       3,126,108
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  1,173,665         955,066        5,295,120       2,567,344
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 8,496           7,927          100,705          19,810
   - Contract withdrawals and transfers to annuity reserves          (584,477)       (331,347)      (3,354,768)       (755,646)
   - Contract transfers                                              (328,055)       (486,847)        (319,925)       (723,635)
                                                                   ----------      ----------      -----------     -----------
                                                                     (904,036)       (810,267)      (3,573,988)     (1,459,471)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --              --
   - Annuity Payments                                                      --              --          (34,520)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --               42              --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (34,478)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (904,036)       (810,267)      (3,608,466)     (1,459,471)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               269,629         144,799        1,686,654       1,107,873
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     4,428,359       3,784,526       26,594,635       8,235,735
Changes From Operations:
   - Net investment income (loss)                                      27,608           7,411          224,724        (124,664)
   - Net realized gain (loss) on investments                          286,147         168,046          739,257         298,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                       53,062         160,538          536,025       1,455,720
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    366,817         335,995        1,500,006       1,629,163
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,082          74,822           77,417          14,796
   - Contract withdrawals and transfers to annuity reserves          (717,195)       (447,022)      (4,366,319)       (822,442)
   - Contract transfers                                              (238,190)       (335,974)         128,165        (871,286)
                                                                   ----------      ----------      -----------     -----------
                                                                     (954,303)       (708,174)      (4,160,737)     (1,678,932)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --             (183)             --
   - Annuity Payments                                                      --              --          (27,581)             --
   - Receipt (reimbursement) of mortality guarantee adjustments            --              --             (121)             --
                                                                   ----------      ----------      -----------     -----------
                                                                           --              --          (27,885)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (954,303)       (708,174)      (4,188,622)     (1,678,932)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (587,486)       (372,179)      (2,688,616)        (49,769)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $3,840,873      $3,412,347      $23,906,019     $ 8,185,966
                                                                   ==========      ==========      ===========     ===========

                                                                    JANUS
                                                                    ASPEN
                                                                    SERIES     LVIP AMERICAN     LVIP AMERICAN
                                                                   WORLDWIDE      GLOBAL         GLOBAL SMALL      LVIP AMERICAN
                                                                   SERVICE        GROWTH        CAPITALIZATION         GROWTH
                                                                    CLASS      SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                                  SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $1,809,532    $       --       $       --       $        --
Changes From Operations:
   - Net investment income (loss)                                     (5,493)           --               --                --
   - Net realized gain (loss) on investments                        (166,330)           --               --                --
   - Net change in unrealized appreciation or depreciation on
     investments                                                     706,181            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   534,358            --               --                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                9,681            --               --                --
   - Contract withdrawals and transfers to annuity reserves         (277,335)           --               --                --
   - Contract transfers                                             (190,011)           --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                    (457,665)           --               --                --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,210)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,210)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (458,875)           --               --                --
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               75,483            --               --                --
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2009                                    1,885,015            --               --                --
Changes From Operations:
   - Net investment income (loss)                                    (19,090)       (2,060)          (2,740)           (9,932)
   - Net realized gain (loss) on investments                          (2,907)           16              103             1,492
   - Net change in unrealized appreciation or depreciation on
     investments                                                     247,572        51,812           53,319           203,231
                                                                  ----------    ----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   225,575        49,768           50,682           194,791
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               60,359     2,357,456        2,950,078        12,178,719
   - Contract withdrawals and transfers to annuity reserves         (167,891)         (652)          (2,269)          (32,237)
   - Contract transfers                                             (108,655)      262,533          477,110           160,420
                                                                  ----------    ----------       ----------       -----------
                                                                    (216,187)    2,619,337        3,424,919        12,306,902
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --            --               --                --
   - Annuity Payments                                                 (1,323)           --               --                --
   - Receipt (reimbursement) of mortality guarantee adjustments           --            --               --                --
                                                                  ----------    ----------       ----------       -----------
                                                                      (1,323)           --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (217,510)    2,619,337        3,424,919        12,306,902
                                                                  ----------    ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                8,065     2,669,105        3,475,601        12,501,693
                                                                  ----------    ----------       ----------       -----------
NET ASSETS AT DECEMBER 31, 2010                                   $1,893,080    $2,669,105       $3,475,601       $12,501,693
                                                                  ==========    ==========       ==========       ===========

                                                                                                       LVIP BARON
                                                                  LVIP AMERICAN     LVIP AMERICAN        GROWTH
                                                                  GROWTH-INCOME     INTERNATIONAL     OPPORTUNITIES
                                                                  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $       --        $       --      $41,420,290
Changes From Operations:
   - Net investment income (loss)                                          --                --         (850,920)
   - Net realized gain (loss) on investments                               --                --       (4,790,056)
   - Net change in unrealized appreciation or depreciation on
     investments                                                           --                --       21,850,957
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         --                --       16,209,981
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    --                --        8,766,242
   - Contract withdrawals and transfers to annuity reserves                --                --       (2,915,444)
   - Contract transfers                                                    --                --       (1,210,162)
                                                                   ----------        ----------      -----------
                                                                           --                --        4,640,636
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (560)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               18
                                                                   ----------        ----------      -----------
                                                                           --                --             (542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            --                --        4,640,094
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    --                --       20,850,075
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                            --                --       62,270,365
Changes From Operations:
   - Net investment income (loss)                                      (6,947)           (4,513)      (1,160,993)
   - Net realized gain (loss) on investments                              336               349          684,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      134,428            79,318       16,994,287
                                                                   ----------        ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    127,817            75,154       16,517,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             8,480,581         5,769,976       11,616,624
   - Contract withdrawals and transfers to annuity reserves           (30,543)           (2,705)      (3,910,939)
   - Contract transfers                                               129,219           179,487        1,424,419
                                                                   ----------        ----------      -----------
                                                                    8,579,257         5,946,758        9,130,104
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --               --
   - Annuity Payments                                                      --                --             (698)
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --               30
                                                                   ----------        ----------      -----------
                                                                           --                --             (668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     8,579,257         5,946,758        9,129,436
                                                                   ----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             8,707,074         6,021,912       25,646,785
                                                                   ----------        ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $8,707,074        $6,021,912      $87,917,150
                                                                   ==========        ==========      ===========

                                                                  LVIP BLACKROCK
                                                                    INFLATION      LVIP CAPITAL
                                                                  PROTECTED BOND      GROWTH
                                                                  SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $  7,720,820
Changes From Operations:
   - Net investment income (loss)                                           --         (248,257)
   - Net realized gain (loss) on investments                                --          (65,470)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --        8,794,956
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --        8,481,229
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --       13,853,568
   - Contract withdrawals and transfers to annuity reserves                 --         (947,294)
   - Contract transfers                                                     --       28,656,574
                                                                   -----------     ------------
                                                                            --       41,562,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --       41,562,848
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --       50,044,077
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2009                                             --       57,764,897
Changes From Operations:
   - Net investment income (loss)                                       17,038         (918,338)
   - Net realized gain (loss) on investments                           (12,754)       1,250,799
   - Net change in unrealized appreciation or depreciation on
     investments                                                       (39,395)      20,834,744
                                                                   -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     (35,111)      21,167,205
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,298,951       20,474,073
   - Contract withdrawals and transfers to annuity reserves            (25,504)      (3,859,899)
   - Contract transfers                                              6,897,461       49,088,745
                                                                   -----------     ------------
                                                                    14,170,908       65,702,919
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --
   - Annuity Payments                                                       --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --
                                                                   -----------     ------------
                                                                            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     14,170,908       65,702,919
                                                                   -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             14,135,797       86,870,124
                                                                   -----------     ------------
NET ASSETS AT DECEMBER 31, 2010                                    $14,135,797     $144,635,021
                                                                   ===========     ============

See accompanying notes.

                                                                   LVIP COHEN &   LVIP COLUMBIA
                                                                  STEERS GLOBAL       VALUE       LVIP DELAWARE    LVIP DELAWARE
                                                                   REAL ESTATE    OPPORTUNITIES        BOND            BOND
                                                                  SERVICE CLASS   SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $38,920,478     $ 3,857,022     $224,703,303    $  590,700,221
Changes From Operations:
   - Net investment income (loss)                                     (745,634)        (64,789)       5,669,654        23,693,886
   - Net realized gain (loss) on investments                        (7,106,245)       (718,859)        (832,714)       (1,289,412)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    23,391,391       2,099,606       30,349,094        92,370,477
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  15,539,512       1,315,958       35,186,034       114,774,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,336,471       2,306,414        1,232,184       141,434,586
   - Contract withdrawals and transfers to annuity reserves         (2,223,985)       (408,587)     (36,701,690)      (56,918,758)
   - Contract transfers                                             (4,530,373)        382,852         (436,281)      197,968,020
                                                                   -----------     -----------     ------------    --------------
                                                                       582,113       2,280,679      (35,905,787)      282,483,848
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --               --           (14,057)
   - Annuity Payments                                                       --              --         (108,816)          (24,695)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --            2,190             5,001
                                                                   -----------     -----------     ------------    --------------
                                                                            --              --         (106,626)          (33,751)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        582,113       2,280,679      (36,012,413)      282,450,097
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,121,625       3,596,637         (826,379)      397,225,048
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2009                                     55,042,103       7,453,659      223,876,924       987,925,269
Changes From Operations:
   - Net investment income (loss)                                     (998,805)       (167,847)       3,619,086        25,818,017
   - Net realized gain (loss) on investments                           209,305         354,019        8,923,444        35,884,174
   - Net change in unrealized appreciation or depreciation on
     investments                                                    10,117,278       2,091,958        2,042,619         9,774,838
                                                                   -----------     -----------     ------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,327,778       2,278,130       14,585,149        71,477,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              8,838,094       3,528,178        1,210,510       230,573,002
   - Contract withdrawals and transfers to annuity reserves         (3,794,157)       (535,794)     (34,210,000)      (87,706,707)
   - Contract transfers                                              3,207,061       2,504,071       (2,447,666)      294,574,132
                                                                   -----------     -----------     ------------    --------------
                                                                     8,250,998       5,496,455      (35,447,156)      437,440,427
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           25,405              --            4,765           545,109
   - Annuity Payments                                                     (221)             --          (73,242)          (35,648)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --           (7,471)            6,463
                                                                   -----------     -----------     ------------    --------------
                                                                        25,184              --          (75,948)          515,924
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      8,276,182       5,496,455      (35,523,104)      437,956,351
                                                                   -----------     -----------     ------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,603,960       7,774,585      (20,937,955)      509,433,380
                                                                   -----------     -----------     ------------    --------------
NET ASSETS AT DECEMBER 31, 2010                                    $72,646,063     $15,228,244     $202,938,969    $1,497,358,649
                                                                   ===========     ===========     ============    ==============

                                                                                  LVIP DELAWARE    LVIP DELAWARE
                                                                  LVIP DELAWARE     FOUNDATION       FOUNDATION     LVIP DELAWARE
                                                                   DIVERSIFIED      AGGRESSIVE       AGGRESSIVE         GROWTH
                                                                  FLOATING RATE     ALLOCATION       ALLOCATION       AND INCOME
                                                                  SERVICE CLASS   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $        --     $15,329,718      $ 41,922,453     $17,695,340
Changes From Operations:
   - Net investment income (loss)                                           --         (23,537)         (212,178)       (160,787)
   - Net realized gain (loss) on investments                                --      (2,570,482)       (9,512,061)     (1,960,101)
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --       6,534,530        19,941,915       7,034,174
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --       3,940,511        10,217,676       4,913,286
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --          18,577         1,197,184       3,118,244
   - Contract withdrawals and transfers to annuity reserves                 --      (1,674,745)       (2,574,014)     (1,161,562)
   - Contract transfers                                                     --      (2,717,337)      (15,225,754)      4,582,020
                                                                   -----------     -----------      ------------     -----------
                                                                            --      (4,373,505)      (16,602,584)      6,538,702
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,641)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              (2)               --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,643)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --      (4,377,148)      (16,602,584)      6,538,702
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --        (436,637)       (6,384,908)     11,451,988
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                             --      14,893,081        35,537,545      29,147,328
Changes From Operations:
   - Net investment income (loss)                                       (1,098)        113,527           182,836        (298,707)
   - Net realized gain (loss) on investments                              (476)       (381,885)       (2,313,836)       (606,165)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        (1,255)      1,524,027         4,748,629       4,279,139
                                                                   -----------     -----------      ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      (2,829)      1,255,669         2,617,629       3,374,267
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,273,216          13,911           245,926       3,034,231
   - Contract withdrawals and transfers to annuity reserves            (53,170)     (1,905,421)       (5,839,573)     (1,856,497)
   - Contract transfers                                              7,101,616      (1,236,639)       (2,893,575)      1,822,010
                                                                   -----------     -----------      ------------     -----------
                                                                    12,321,662      (3,128,149)       (8,487,222)      2,999,744
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --              --
   - Annuity Payments                                                       --          (3,142)               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              14                --              --
                                                                   -----------     -----------      ------------     -----------
                                                                            --          (3,128)               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     12,321,662      (3,131,277)       (8,487,222)      2,999,744
                                                                   -----------     -----------      ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             12,318,833      (1,875,608)       (5,869,593)      6,374,011
                                                                   -----------     -----------      ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,318,833     $13,017,473      $ 29,667,952     $35,521,339
                                                                   ===========     ===========      ============     ===========

                                                                  LVIP DELAWARE    LVIP DELAWARE   LVIP DELAWARE
                                                                      SOCIAL           SOCIAL         SPECIAL
                                                                    AWARENESS        AWARENESS     OPPORTUNITIES
                                                                  STANDARD CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $12,930,385      $42,910,993     $ 8,306,542
Changes From Operations:
   - Net investment income (loss)                                     (115,270)        (544,291)        (89,134)
   - Net realized gain (loss) on investments                            74,785         (342,007)     (1,125,223)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     3,043,487       11,710,205       3,548,707
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   3,003,002       10,823,907       2,334,350
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 42,157        2,097,004       2,677,384
   - Contract withdrawals and transfers to annuity reserves         (1,668,727)      (4,664,587)       (695,155)
   - Contract transfers                                               (966,441)      (1,528,079)     (1,143,295)
                                                                   -----------      -----------     -----------
                                                                    (2,593,011)      (4,095,662)        838,934
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (4,662)          (2,752)             --
   - Receipt (reimbursement) of mortality guarantee adjustments             (1)           1,204              --
                                                                   -----------      -----------     -----------
                                                                        (4,663)          (1,548)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,597,674)      (4,097,210)        838,934
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                405,328        6,726,697       3,173,284
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     13,335,713       49,637,690      11,479,826
Changes From Operations:
   - Net investment income (loss)                                     (127,618)        (634,881)       (188,259)
   - Net realized gain (loss) on investments                           110,310         (176,838)        469,441
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,142,632        5,092,461       4,291,530
                                                                   -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,125,324        4,280,742       4,572,712
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                110,482        2,744,436       4,383,280
   - Contract withdrawals and transfers to annuity reserves         (1,614,907)      (5,268,521)     (1,087,787)
   - Contract transfers                                               (545,071)      (2,159,218)      7,872,316
                                                                   -----------      -----------     -----------
                                                                    (2,049,496)      (4,683,303)     11,167,809
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --
   - Annuity Payments                                                   (5,410)          (3,195)             --
   - Receipt (reimbursement) of mortality guarantee adjustments              1            1,554              --
                                                                   -----------      -----------     -----------
                                                                        (5,409)          (1,641)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (2,054,905)      (4,684,944)     11,167,809
                                                                   -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (929,581)        (404,202)     15,740,521
                                                                   -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $12,406,132      $49,233,488     $27,220,347
                                                                   ===========      ===========     ===========

                                                                                  LVIP JANUS
                                                                                    CAPITAL
                                                                   LVIP GLOBAL    APPRECIATION
                                                                      INCOME        STANDARD
                                                                  SERVICE CLASS      CLASS
                                                                    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $         --     $2,443,401
Changes From Operations:
   - Net investment income (loss)                                      461,184        (21,645)
   - Net realized gain (loss) on investments                            39,014       (104,803)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (411,450)       918,938
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      88,748        792,490
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             32,548,105         28,585
   - Contract withdrawals and transfers to annuity reserves           (296,255)      (333,266)
   - Contract transfers                                             24,872,657        (98,033)
                                                                  ------------     ----------
                                                                    57,124,507       (402,714)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --             --
   - Annuity Payments                                                       --             --
   - Receipt (reimbursement) of mortality guarantee adjustments             --             --
                                                                  ------------     ----------
                                                                            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     57,124,507       (402,714)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             57,213,255        389,776
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2009                                     57,213,255      2,833,177
Changes From Operations:
   - Net investment income (loss)                                    2,405,299        (26,866)
   - Net realized gain (loss) on investments                           418,311         55,238
   - Net change in unrealized appreciation or depreciation on
     investments                                                     7,243,392        225,613
                                                                  ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  10,067,002        253,985
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             82,617,349          2,871
   - Contract withdrawals and transfers to annuity reserves         (6,219,837)      (280,718)
   - Contract transfers                                             92,148,528         16,170
                                                                  ------------     ----------
                                                                   168,546,040       (261,677)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           85,639             --
   - Annuity Payments                                                   (6,895)            --
   - Receipt (reimbursement) of mortality guarantee adjustments            (26)            --
                                                                  ------------     ----------
                                                                        78,718             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    168,624,758       (261,677)
                                                                  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            178,691,760         (7,692)
                                                                  ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                                   $235,905,015     $2,825,485
                                                                  ============     ==========

See accompanying notes.

                                                                    LVIP JANUS         LVIP          LVIP MFS
                                                                     CAPITAL         JPMORGAN     INTERNATIONAL     LVIP MFS
                                                                   APPRECIATION     HIGH YIELD        GROWTH          VALUE
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $24,856,506      $       --     $23,019,042    $ 81,499,360
Changes From Operations:
   - Net investment income (loss)                                     (279,544)             --        (288,063)        423,423
   - Net realized gain (loss) on investments                        (1,863,893)             --      (4,575,846)     (2,119,820)
   - Net change in unrealized appreciation or depreciation on
     investments                                                    14,640,182              --      14,869,287      34,663,662
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  12,496,745              --      10,005,378      32,967,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,062,914              --      10,314,449      34,774,575
   - Contract withdrawals and transfers to annuity reserves         (2,204,399)             --      (1,551,676)     (6,234,528)
   - Contract transfers                                             14,569,910              --      11,856,653      87,998,587
                                                                   -----------      ----------     -----------    ------------
                                                                    17,428,425              --      20,619,426     116,538,634
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --              --
   - Annuity Payments                                                       --              --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --              --              --
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     17,428,425              --      20,619,426     116,538,634
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             29,925,170              --      30,624,804     149,505,899
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     54,781,676              --      53,643,846     231,005,259
Changes From Operations:
   - Net investment income (loss)                                     (675,297)          9,842        (538,824)        (43,589)
   - Net realized gain (loss) on investments                         1,042,747            (307)     (1,943,122)      1,639,969
   - Net change in unrealized appreciation or depreciation on
     investments                                                     4,789,714          11,475      11,063,933      34,241,562
                                                                   -----------      ----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   5,157,164          21,010       8,581,987      35,837,942
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              5,530,451       1,885,848      17,310,888      54,296,153
   - Contract withdrawals and transfers to annuity reserves         (4,026,861)         (3,248)     (3,190,046)    (14,420,539)
   - Contract transfers                                              2,216,426       1,343,352      20,537,816     102,617,244
                                                                   -----------      ----------     -----------    ------------
                                                                     3,720,016       3,225,952      34,658,658     142,492,858
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --          12,447         445,059
   - Annuity Payments                                                       --              --            (639)         (9,751)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --             128            (190)
                                                                   -----------      ----------     -----------    ------------
                                                                            --              --          11,936         435,118
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,720,016       3,225,952      34,670,594     142,927,976
                                                                   -----------      ----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              8,877,180       3,246,962      43,252,581     178,765,918
                                                                   -----------      ----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                    $63,658,856      $3,246,962     $96,896,427    $409,771,177
                                                                   ===========      ==========     ===========    ============

                                                                                   LVIP MONDRIAN   LVIP MONDRIAN    LVIP MONEY
                                                                   LVIP MID-CAP    INTERNATIONAL   INTERNATIONAL      MARKET
                                                                      VALUE            VALUE           VALUE         STANDARD
                                                                  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS      CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $13,021,942      $28,349,359     $105,135,796   $178,597,067
Changes From Operations:
   - Net investment income (loss)                                     (235,734)         383,891       1,372,429      (1,851,016)
   - Net realized gain (loss) on investments                        (2,186,551)      (1,782,937)     (8,458,871)          1,391
   - Net change in unrealized appreciation or depreciation on
     investments                                                     8,796,044        5,679,896      25,714,404             (19)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,373,759        4,280,850      18,627,962      (1,849,644)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              4,114,828           80,576       8,401,433       1,332,830
   - Contract withdrawals and transfers to annuity reserves           (794,330)      (3,427,553)     (7,985,345)    (87,778,450)
   - Contract transfers                                                429,670       (2,528,657)    (13,149,778)     13,985,680
                                                                   -----------      -----------     ------------   ------------
                                                                     3,750,168       (5,875,634)    (12,733,690)    (72,459,940)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --              --             641
   - Annuity Payments                                                       --           (7,783)         (5,654)        (84,684)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              404           1,340              38
                                                                   -----------      -----------     ------------   ------------
                                                                            --           (7,379)         (4,314)        (84,005)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      3,750,168       (5,883,013)    (12,738,004)    (72,543,945)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             10,123,927       (1,602,163)      5,889,958     (74,393,589)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                     23,145,869       26,747,196     111,025,754     104,203,478
Changes From Operations:
   - Net investment income (loss)                                     (505,956)         351,148       1,617,760      (1,304,861)
   - Net realized gain (loss) on investments                           770,285         (555,767)     (2,631,287)            333
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,645,132          146,322       1,755,432              (8)
                                                                   -----------      -----------     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   6,909,461          (58,297)        741,905      (1,304,536)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              6,815,254           87,152       8,154,730         995,369
   - Contract withdrawals and transfers to annuity reserves         (1,387,767)      (3,607,892)     (9,350,671)    (51,703,222)
   - Contract transfers                                              5,257,375         (725,515)        890,980      14,574,373
                                                                   -----------      -----------     ------------   ------------
                                                                    10,684,862       (4,246,255)       (304,961)    (36,133,480)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           60,063               --              --          13,116
   - Annuity Payments                                                    1,063           (6,427)         (4,725)        (93,016)
   - Receipt (reimbursement) of mortality guarantee adjustments            (33)         (12,413)          1,638             113
                                                                   -----------      -----------     ------------   ------------
                                                                        61,093          (18,840)         (3,087)        (79,787)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     10,745,955       (4,265,095)       (308,048)    (36,213,267)
                                                                   -----------      -----------     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             17,655,416       (4,323,392)        433,857     (37,517,803)
                                                                   -----------      -----------     ------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $40,801,285      $22,423,804     $111,459,611   $ 66,685,675
                                                                   ===========      ===========     ============   ============

                                                                                                    LVIP SSGA       LVIP SSGA
                                                                                                   CONSERVATIVE    CONSERVATIVE
                                                                   LVIP MONEY       LVIP SSGA         INDEX         STRUCTURED
                                                                     MARKET         BOND INDEX      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 619,101,956    $126,524,359     $       --     $        --
Changes From Operations:
   - Net investment income (loss)                                    (8,843,124)      1,360,811             --              --
   - Net realized gain (loss) on investments                              5,849       1,234,213             --              --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (56)      5,335,798             --              --
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (8,837,331)      7,930,822             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              73,856,393     164,034,808             --              --
   - Contract withdrawals and transfers to annuity reserves        (105,434,028)    (14,304,174)            --              --
   - Contract transfers                                            (152,749,796)    207,497,132             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                   (184,327,431)    357,227,766             --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --              --             --              --
   - Annuity Payments                                                  (161,326)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           2,567              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                       (158,759)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (184,486,190)    357,227,766             --              --
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (193,323,521)    365,158,588             --              --
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     425,778,435     491,682,947             --              --
Changes From Operations:
   - Net investment income (loss)                                    (6,814,534)      2,689,737         (1,716)         (7,299)
   - Net realized gain (loss) on investments                              1,747       3,713,732            198             124
   - Net change in unrealized appreciation or depreciation on
     investments                                                            (21)     14,201,350         16,984          74,302
                                                                  -------------    ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (6,812,808)     20,604,819         15,466          67,127
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              72,865,055     237,593,691      1,993,980       8,918,672
   - Contract withdrawals and transfers to annuity reserves        (106,324,179)    (38,670,764)          (874)        (23,451)
   - Contract transfers                                             (42,536,366)    237,564,355        935,738       1,632,502
                                                                  -------------    ------------     ----------     -----------
                                                                    (75,995,490)    436,487,282      2,928,844      10,527,723
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            33,873              --             --              --
   - Annuity Payments                                                   (40,367)             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments           3,158              --             --              --
                                                                  -------------    ------------     ----------     -----------
                                                                         (3,336)             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (75,998,826)    436,487,282      2,928,844      10,527,723
                                                                  -------------    ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (82,811,634)    457,092,101      2,944,310      10,594,850
                                                                  -------------    ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 342,966,801    $948,775,048     $2,944,310     $10,594,850
                                                                  =============    ============     ==========     ===========

                                                                      LVIP SSGA
                                                                      DEVELOPED
                                                                  INTERNATIONAL 150
                                                                    SERVICE CLASS
                                                                      SUBACCOUNT
-----------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $ 17,122,014
Changes From Operations:
   - Net investment income (loss)                                         (6,451)
   - Net realized gain (loss) on investments                           1,559,055
   - Net change in unrealized appreciation or depreciation on
     investments                                                      14,222,782
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    15,775,386
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               21,793,077
   - Contract withdrawals and transfers to annuity reserves           (1,691,574)
   - Contract transfers                                               15,095,363
                                                                    ------------
                                                                      35,196,866
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       35,196,866
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               50,972,252
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2009                                       68,094,266
Changes From Operations:
   - Net investment income (loss)                                       (490,811)
   - Net realized gain (loss) on investments                           1,526,279
   - Net change in unrealized appreciation or depreciation on
     investments                                                       8,038,660
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     9,074,128
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               34,957,496
   - Contract withdrawals and transfers to annuity reserves           (4,971,227)
   - Contract transfers                                               31,138,448
                                                                    ------------
                                                                      61,124,717
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                 --
   - Annuity Payments                                                         --
   - Receipt (reimbursement) of mortality guarantee adjustments               --
                                                                    ------------
                                                                              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       61,124,717
                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               70,198,845
                                                                    ------------
NET ASSETS AT DECEMBER 31, 2010                                     $138,293,111
                                                                    ============

See accompanying notes.

                                                                    LVIP SSGA        LVIP SSGA        LVIP SSGA
                                                                     EMERGING     GLOBAL TACTICAL   INTERNATIONAL     LVIP SSGA
                                                                   MARKETS 100       ALLOCATION         INDEX       LARGE CAP 100
                                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 14,179,848      $70,291,413      $ 22,232,589    $ 33,002,221
Changes From Operations:
   - Net investment income (loss)                                     (108,419)       2,245,637           102,724        (188,214)
   - Net realized gain (loss) on investments                         3,010,736      (12,833,936)          700,235       1,605,588
   - Net change in unrealized appreciation or depreciation on
     investments                                                    22,997,819       26,058,571        15,665,756      30,252,682
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  25,900,136       15,470,272        16,468,715      31,670,056
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,556,436        8,220,162        33,916,389      43,945,587
   - Contract withdrawals and transfers to annuity reserves         (1,798,098)      (3,625,337)       (2,164,178)     (3,362,386)
   - Contract transfers                                             24,814,473      (35,742,516)       24,263,643      36,542,944
                                                                  ------------      -----------      ------------    ------------
                                                                    42,572,811      (31,147,691)       56,015,854      77,126,145
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --                --              --
   - Annuity Payments                                                       --               --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                            --               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     42,572,811      (31,147,691)       56,015,854      77,126,145
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             68,472,947      (15,677,419)       72,484,569     108,796,201
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2009                                     82,652,795       54,613,994        94,717,158     141,798,422
Changes From Operations:
   - Net investment income (loss)                                     (715,311)        (450,386)         (304,757)     (1,076,571)
   - Net realized gain (loss) on investments                         6,136,390       (2,071,293)        1,545,817       5,865,615
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,622,099        6,291,080        11,906,422      30,666,851
                                                                  ------------      -----------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  30,043,178        3,769,401        13,147,482      35,455,895
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             34,875,760        8,842,163        53,322,384      68,846,694
   - Contract withdrawals and transfers to annuity reserves         (7,018,054)      (3,845,612)       (7,268,652)    (12,248,440)
   - Contract transfers                                             27,876,630          617,106        44,705,422      55,402,184
                                                                  ------------      -----------      ------------    ------------
                                                                    55,734,336        5,613,657        90,759,154     112,000,438
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           24,025               --                --              --
   - Annuity Payments                                                     (610)              --                --              --
   - Receipt (reimbursement) of mortality guarantee adjustments            (12)              --                --              --
                                                                  ------------      -----------      ------------    ------------
                                                                        23,403               --                --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     55,757,739        5,613,657        90,759,154     112,000,438
                                                                  ------------      -----------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             85,800,917        9,383,058       103,906,636     147,456,333
                                                                  ------------      -----------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                                   $168,453,712      $63,997,052      $198,623,794    $289,254,755
                                                                  ============      ===========      ============    ============

                                                                                                     LVIP SSGA       LVIP SSGA
                                                                                     LVIP SSGA       MODERATELY      MODERATELY
                                                                    LVIP SSGA         MODERATE       AGGRESSIVE      AGGRESSIVE
                                                                  MODERATE INDEX     STRUCTURED        INDEX         STRUCTURED
                                                                    ALLOCATION       ALLOCATION      ALLOCATION      ALLOCATION
                                                                  SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $       --      $        --     $       --      $        --
Changes From Operations:
   - Net investment income (loss)                                           --               --             --               --
   - Net realized gain (loss) on investments                                --               --             --               --
   - Net change in unrealized appreciation or depreciation on
     investments                                                            --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          --               --             --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     --               --             --               --
   - Contract withdrawals and transfers to annuity reserves                 --               --             --               --
   - Contract transfers                                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --               --             --               --
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                             --               --             --               --
Changes From Operations:
   - Net investment income (loss)                                       (3,272)         (22,507)        (2,740)         (13,715)
   - Net realized gain (loss) on investments                                19            1,465             28           12,539
   - Net change in unrealized appreciation or depreciation on
     investments                                                        48,766          277,191         36,745          218,707
                                                                    ----------      -----------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      45,513          256,149         34,033          217,531
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,195,965       25,506,025      5,379,516       15,021,619
   - Contract withdrawals and transfers to annuity reserves             (2,608)         (26,596)        (3,259)         (42,615)
   - Contract transfers                                                881,535        2,821,498        437,612          880,616
                                                                    ----------      -----------     ----------      -----------
                                                                     4,074,892       28,300,927      5,813,869       15,859,620
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --               --             --               --
   - Annuity Payments                                                       --               --             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             --               --             --               --
                                                                    ----------      -----------     ----------      -----------
                                                                            --               --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      4,074,892       28,300,927      5,813,869       15,859,620
                                                                    ----------      -----------     ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              4,120,405       28,557,076      5,847,902       16,077,151
                                                                    ----------      -----------     ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                     $4,120,405      $28,557,076     $5,847,902      $16,077,151
                                                                    ==========      ===========     ==========      ===========

                                                                    LVIP SSGA                                         LVIP SSGA
                                                                  S&P 500 INDEX     LVIP SSGA        LVIP SSGA        SMALL-MID
                                                                     STANDARD     S&P 500 INDEX   SMALL-CAP INDEX      CAP 200
                                                                      CLASS       SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $  496,689      $ 64,897,157    $ 23,798,001      $ 9,999,517
Changes From Operations:
   - Net investment income (loss)                                       2,801          (234,721)       (420,248)          43,504
   - Net realized gain (loss) on investments                          (37,533)         (982,341)     (1,396,860)       1,047,750
   - Net change in unrealized appreciation or depreciation on
     investments                                                      352,281        38,286,866      12,939,009       11,486,235
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    317,549        37,069,804      11,121,901       12,577,489
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                21,095        64,018,738      19,244,112       12,762,961
   - Contract withdrawals and transfers to annuity reserves           (58,196)       (5,710,273)     (1,539,684)      (1,032,479)
   - Contract transfers                                               774,331        57,424,454      10,509,320       10,163,202
                                                                   ----------      ------------    ------------      -----------
                                                                      737,230       115,732,919      28,213,748       21,893,684
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       737,230       115,732,919      28,213,748       21,893,684
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,054,779       152,802,723      39,335,649       34,471,173
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2009                                     1,551,468       217,699,880      63,133,650       44,470,690
Changes From Operations:
   - Net investment income (loss)                                      (6,015)       (1,750,283)     (1,164,292)          60,164
   - Net realized gain (loss) on investments                          104,960         3,113,596       2,240,480        4,730,856
   - Net change in unrealized appreciation or depreciation on
     investments                                                      135,215        43,759,940      20,360,581       11,733,512
                                                                   ----------      ------------    ------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    234,160        45,123,253      21,436,769       16,524,532
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 1,698        97,121,325      28,335,340       23,604,937
   - Contract withdrawals and transfers to annuity reserves          (413,670)      (18,938,137)     (4,446,436)      (4,127,598)
   - Contract transfers                                               639,099        77,904,247      14,229,059       14,403,314
                                                                   ----------      ------------    ------------      -----------
                                                                      227,127       156,087,435      38,117,963       33,880,653
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --                --              --               --
   - Annuity Payments                                                      --                --              --               --
   - Receipt (reimbursement) of mortality guarantee adjustments            --                --              --               --
                                                                   ----------      ------------    ------------      -----------
                                                                           --                --              --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                       227,127       156,087,435      38,117,963       33,880,653
                                                                   ----------      ------------    ------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               461,287       201,210,688      59,554,732       50,405,185
                                                                   ----------      ------------    ------------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,012,755      $418,910,568    $122,688,382      $94,875,875
                                                                   ==========      ============    ============      ===========

                                                                   LVIP T. ROWE
                                                                   PRICE GROWTH
                                                                      STOCK
                                                                  SERVICE CLASS
                                                                    SUBACCOUNT
-------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $10,018,182
Changes From Operations:
   - Net investment income (loss)                                     (416,149)
   - Net realized gain (loss) on investments                          (226,790)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     9,675,370
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   9,032,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              7,284,265
   - Contract withdrawals and transfers to annuity reserves         (1,336,043)
   - Contract transfers                                             18,986,684
                                                                   -----------
                                                                    24,934,906
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --
   - Annuity Payments                                                       --
   - Receipt (reimbursement) of mortality guarantee adjustments             --
                                                                   -----------
                                                                            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     24,934,906
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             33,967,337
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2009                                     43,985,519
Changes From Operations:
   - Net investment income (loss)                                     (865,591)
   - Net realized gain (loss) on investments                         1,883,124
   - Net change in unrealized appreciation or depreciation on
     investments                                                     6,823,954
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   7,841,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,793,471
   - Contract withdrawals and transfers to annuity reserves         (2,985,874)
   - Contract transfers                                             10,668,653
                                                                   -----------
                                                                    19,476,250
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts           42,538
   - Annuity Payments                                                   (4,248)
   - Receipt (reimbursement) of mortality guarantee adjustments            (20)
                                                                   -----------
                                                                        38,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     19,514,520
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             27,356,007
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2010                                    $71,341,526
                                                                   ===========

See accompanying notes.

                                                                                     LVIP T. ROWE
                                                                    LVIP T. ROWE         PRICE
                                                                  PRICE STRUCTURED    STRUCTURED                       LVIP TURNER
                                                                       MID-CAP          MID-CAP      LVIP TEMPLETON      MID-CAP
                                                                       GROWTH           GROWTH           GROWTH           GROWTH
                                                                   STANDARD CLASS    SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                        $1,390,133       $13,817,663     $ 67,756,355     $10,252,684
Changes From Operations:
   - Net investment income (loss)                                       (28,698)         (345,914)         (82,061)       (208,980)
   - Net realized gain (loss) on investments                            (62,054)         (856,968)      (8,875,355)     (3,047,267)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        775,169         9,124,566       26,671,968       8,179,104
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      684,417         7,921,684       17,714,552       4,922,857
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   1,371         6,119,550       11,690,098       2,627,877
   - Contract withdrawals and transfers to annuity reserves            (386,844)         (861,665)      (3,847,630)       (638,091)
   - Contract transfers                                                 523,311         2,000,306      (15,455,923)     (2,007,720)
                                                                     ----------       -----------     ------------     -----------
                                                                        137,838         7,258,191       (7,613,455)        (17,934)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         137,838         7,258,191       (7,613,455)        (17,934)
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 822,255        15,179,875       10,101,097       4,904,923
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                                       2,212,388        28,997,538       77,857,452      15,157,607
Changes From Operations:
   - Net investment income (loss)                                       (40,107)         (559,636)         140,366        (302,281)
   - Net realized gain (loss) on investments                            110,538         1,375,428       (1,663,025)       (110,955)
   - Net change in unrealized appreciation or depreciation on
     investments                                                        490,498         8,120,728        6,401,308       4,868,079
                                                                     ----------       -----------     ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      560,929         8,936,520        4,878,649       4,454,843
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   8,750         7,645,640       14,841,125       3,754,354
   - Contract withdrawals and transfers to annuity reserves            (228,751)       (2,176,383)      (4,221,944)       (983,578)
   - Contract transfers                                                 321,528         4,157,691        9,100,576       7,055,388
                                                                     ----------       -----------     ------------     -----------
                                                                        101,527         9,626,948       19,719,757       9,826,164
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --                --               --              --
   - Annuity Payments                                                        --                --               --           3,836
   - Receipt (reimbursement) of mortality guarantee adjustments              --                --               --              --
                                                                     ----------       -----------     ------------     -----------
                                                                             --                --               --           3,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                         101,527         9,626,948       19,719,757       9,830,000
                                                                     ----------       -----------     ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 662,456        18,563,468       24,598,406      14,284,843
                                                                     ----------       -----------     ------------     -----------
NET ASSETS AT DECEMBER 31, 2010                                      $2,874,844       $47,561,006     $102,455,858     $29,442,450
                                                                     ==========       ===========     ============     ===========

                                                                        LVIP
                                                                    WELLS FARGO     LVIP WILSHIRE   LVIP WILSHIRE   LVIP WILSHIRE
                                                                  INTRINSIC VALUE    2010 PROFILE   2020 PROFILE     2030 PROFILE
                                                                   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                       $21,692,955      $ 5,875,176     $ 9,484,720     $ 4,561,711
Changes From Operations:
   - Net investment income (loss)                                      (167,194)           6,397           7,409          (8,520)
   - Net realized gain (loss) on investments                         (3,839,033)         (74,051)         58,666          (7,243)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      9,101,520        1,777,667       2,988,056       2,374,688
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    5,095,293        1,710,013       3,054,131       2,358,925
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               1,762,879          647,353       1,849,067       2,191,158
   - Contract withdrawals and transfers to annuity reserves          (1,864,659)        (749,211)       (433,555)       (610,706)
   - Contract transfers                                                 171,286        1,632,189       1,698,389       2,316,590
                                                                    -----------      -----------     -----------     -----------
                                                                         69,506        1,530,331       3,113,901       3,897,042
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                          69,506        1,530,331       3,113,901       3,897,042
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               5,164,799        3,240,344       6,168,032       6,255,967
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                      26,857,754        9,115,520      15,652,752      10,817,678
Changes From Operations:
   - Net investment income (loss)                                      (212,478)         (75,180)       (159,199)       (123,078)
   - Net realized gain (loss) on investments                           (736,424)         276,093         262,621         389,107
   - Net change in unrealized appreciation or depreciation on
     investments                                                      4,601,006          584,723       1,537,479         690,289
                                                                    -----------      -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    3,652,104          785,636       1,640,901         956,318
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               2,131,422           28,858         312,814          86,453
   - Contract withdrawals and transfers to annuity reserves          (1,692,419)        (788,947)     (1,227,611)     (1,411,566)
   - Contract transfers                                              (3,416,212)        (541,769)      1,794,626         184,880
                                                                    -----------      -----------     -----------     -----------
                                                                     (2,977,209)      (1,301,858)        879,829      (1,140,233)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --              --
   - Annuity Payments                                                        --               --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments              --               --              --              --
                                                                    -----------      -----------     -----------     -----------
                                                                             --               --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (2,977,209)      (1,301,858)        879,829      (1,140,233)
                                                                    -----------      -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 674,895         (516,222)      2,520,730        (183,915)
                                                                    -----------      -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                     $27,532,649      $ 8,599,298     $18,173,482     $10,633,763
                                                                    ===========      ===========     ===========     ===========

                                                                                                                   LVIP WILSHIRE
                                                                                  LVIP WILSHIRE    LVIP WILSHIRE     MODERATELY
                                                                  LVIP WILSHIRE    CONSERVATIVE      MODERATE        AGGRESSIVE
                                                                  2040 PROFILE       PROFILE          PROFILE         PROFILE
                                                                  SERVICE CLASS   SERVICE CLASS    SERVICE CLASS   SERVICE CLASS
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 3,326,300    $199,198,042    $  654,007,813   $408,610,151
Changes From Operations:
   - Net investment income (loss)                                      (26,477)      6,244,654        18,242,712     12,103,989
   - Net realized gain (loss) on investments                           160,360      (1,001,175)       (8,878,511)    (7,452,902)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     1,449,241      50,165,236       165,966,375    104,274,617
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,583,124      55,408,715       175,330,576    108,925,704
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,144,605      55,246,748        78,541,975     32,775,586
   - Contract withdrawals and transfers to annuity reserves           (325,282)    (24,563,559)      (51,942,047)   (25,008,656)
   - Contract transfers                                             (2,551,466)     24,762,174        34,403,056     17,657,328
                                                                   -----------    ------------    --------------   ------------
                                                                       267,857      55,445,363        61,002,984     25,424,258
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --                --        252,468
   - Annuity Payments                                                       --        (366,732)          (45,314)       (36,440)
   - Receipt (reimbursement) of mortality guarantee adjustments             --            (139)              617           (344)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (366,871)          (44,697)       215,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        267,857      55,078,492        60,958,287     25,639,942
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,850,981     110,487,207       236,288,863    134,565,646
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2009                                      5,177,281     309,685,249       890,296,676    543,175,797
Changes From Operations:
   - Net investment income (loss)                                      (61,852)      6,390,633         9,998,737      5,425,579
   - Net realized gain (loss) on investments                            96,023       6,577,060          (191,090)    (6,046,983)
   - Net change in unrealized appreciation or depreciation on
     investments                                                       573,553      15,747,029        82,172,467     60,367,344
                                                                   -----------    ------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     607,724      28,714,722        91,980,114     59,745,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                313,650      62,532,612       137,246,315     68,805,400
   - Contract withdrawals and transfers to annuity reserves           (183,155)    (37,799,172)      (74,602,831)   (41,769,851)
   - Contract transfers                                                377,612      16,284,541        33,390,640     19,829,616
                                                                   -----------    ------------    --------------   ------------
                                                                       508,107      41,017,981        96,034,124     46,865,165
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --            26,098          9,009
   - Annuity Payments                                                       --        (743,624)          (52,010)       (31,038)
   - Receipt (reimbursement) of mortality guarantee adjustments             --              --               912         (1,483)
                                                                   -----------    ------------    --------------   ------------
                                                                            --        (743,624)          (25,000)       (23,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        508,107      40,274,357        96,009,124     46,841,653
                                                                   -----------    ------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,115,831      68,989,079       187,989,238    106,587,593
                                                                   -----------    ------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2010                                    $ 6,293,112    $378,674,328    $1,078,285,914   $649,763,390
                                                                   ===========    ============    ==============   ============

                                                                  LORD ABBETT
                                                                  FUNDAMENTAL
                                                                    EQUITY
                                                                   CLASS VC
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $   32,465
Changes From Operations:
   - Net investment income (loss)                                     (9,673)
   - Net realized gain (loss) on investments                          27,150
   - Net change in unrealized appreciation or depreciation on
     investments                                                     579,828
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   597,305
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,554,720
   - Contract withdrawals and transfers to annuity reserves          (50,536)
   - Contract transfers                                            2,633,216
                                                                  ----------
                                                                   4,137,400
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    4,137,400
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,734,705
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    4,767,170
Changes From Operations:
   - Net investment income (loss)                                    (36,140)
   - Net realized gain (loss) on investments                         129,017
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,284,818
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 1,377,695
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            1,239,709
   - Contract withdrawals and transfers to annuity reserves         (242,188)
   - Contract transfers                                            2,840,582
                                                                  ----------
                                                                   3,838,103
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    3,838,103
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            5,215,798
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $9,982,968
                                                                  ==========

See accompanying notes.

                                                                     MFS VIT         MFS VIT         MFS VIT         MFS VIT
                                                                   CORE EQUITY       GROWTH          GROWTH        TOTAL RETURN
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $3,042,352      $3,066,522      $ 6,038,525     $17,288,570
Changes From Operations:
   - Net investment income (loss)                                      (6,062)        (32,823)        (123,207)        402,655
   - Net realized gain (loss) on investments                          (87,678)       (470,321)          74,634        (947,459)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      821,616       1,407,977        2,575,523       2,793,314
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    727,876         904,833        2,526,950       2,248,510
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 4,256          27,719        1,766,126         119,333
   - Contract withdrawals and transfers to annuity reserves          (403,922)       (445,326)        (567,714)     (2,884,217)
   - Contract transfers                                              (396,301)       (278,004)         291,696      (1,050,843)
                                                                   ----------      ----------      -----------     -----------
                                                                     (795,967)       (695,611)       1,490,108      (3,815,727)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --          (8,430)
   - Annuity Payments                                                      --          (2,034)          (1,523)          6,026
   - Receipt (reimbursement) of mortality guarantee adjustments            --             706               --              58
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,328)          (1,523)         (2,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (795,967)       (696,939)       1,488,585      (3,818,073)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (68,091)        207,894        4,015,535      (1,569,563)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                                     2,974,261       3,274,416       10,054,060      15,719,007
Changes From Operations:
   - Net investment income (loss)                                     (19,633)        (38,941)        (187,299)        196,816
   - Net realized gain (loss) on investments                           70,733        (136,016)         594,943        (150,372)
   - Net change in unrealized appreciation or depreciation on
     investments                                                      316,151         555,155        1,275,862       1,092,050
                                                                   ----------      ----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    367,251         380,198        1,683,506       1,138,494
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 9,266          26,060        2,828,157          61,923
   - Contract withdrawals and transfers to annuity reserves          (364,118)       (419,795)      (1,251,027)     (2,070,731)
   - Contract transfers                                              (257,013)       (111,343)       1,201,985        (704,705)
                                                                   ----------      ----------      -----------     -----------
                                                                     (611,865)       (505,078)       2,779,115      (2,713,513)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --              --               --            (153)
   - Annuity Payments                                                      --          (2,387)          (1,643)         (2,474)
   - Receipt (reimbursement) of mortality guarantee adjustments            --           1,092               --            (101)
                                                                   ----------      ----------      -----------     -----------
                                                                           --          (1,295)          (1,643)         (2,728)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (611,865)       (506,373)       2,777,472      (2,716,241)
                                                                   ----------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (244,614)       (126,175)       4,460,978      (1,577,747)
                                                                   ----------      ----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                                    $2,729,647      $3,148,241      $14,515,038     $14,141,260
                                                                   ==========      ==========      ===========     ===========

                                                                                                                    MORGAN
                                                                                                                    STANLEY
                                                                     MFS VIT         MFS VIT         MFS VIT      UIF CAPITAL
                                                                   TOTAL RETURN     UTILITIES       UTILITIES       GROWTH
                                                                  SERVICE CLASS   INITIAL CLASS   SERVICE CLASS    CLASS II
                                                                    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $256,544,245     $15,767,161    $159,125,862    $    8,735
Changes From Operations:
   - Net investment income (loss)                                    4,479,905         564,863       5,486,401        (2,220)
   - Net realized gain (loss) on investments                       (15,611,469)     (1,399,900)    (21,112,550)        5,581
   - Net change in unrealized appreciation or depreciation on
     investments                                                    50,078,845       4,623,299      59,631,843       109,838
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  38,947,281       3,788,262      44,005,694       113,199
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             11,639,889          62,288      12,185,773       349,996
   - Contract withdrawals and transfers to annuity reserves        (22,778,362)     (2,387,635)    (12,752,266)       (2,758)
   - Contract transfers                                             12,508,516       1,207,216     (35,372,811)      240,168
                                                                  ------------     -----------    ------------    ----------
                                                                     1,370,043      (1,118,131)    (35,939,304)      587,406
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            8,552          (9,781)             --            --
   - Annuity Payments                                                  (24,627)            463         (23,861)           --
   - Receipt (reimbursement) of mortality guarantee adjustments            654           2,782             272            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (15,421)         (6,536)        (23,589)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      1,354,622      (1,124,667)    (35,962,893)      587,406
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             40,301,903       2,663,595       8,042,801       700,605
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2009                                    296,846,148      18,430,756     167,168,663       709,340
Changes From Operations:
   - Net investment income (loss)                                    2,679,650         223,517       2,305,204        (9,595)
   - Net realized gain (loss) on investments                        (3,853,276)        100,936      (3,323,740)       46,491
   - Net change in unrealized appreciation or depreciation on
     investments                                                    24,515,078         758,946      19,325,819       192,742
                                                                  ------------     -----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  23,341,452       1,083,399      18,307,283       229,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             19,006,217          68,312      10,502,284       224,727
   - Contract withdrawals and transfers to annuity reserves        (31,552,826)     (2,217,993)    (14,340,339)      (22,628)
   - Contract transfers                                             13,261,012      (4,982,013)     (5,204,747)      116,634
                                                                  ------------     -----------    ------------    ----------
                                                                       714,403      (7,131,694)     (9,042,802)      318,733
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --              --              --            --
   - Annuity Payments                                                  (11,949)         (9,901)        (15,250)           --
   - Receipt (reimbursement) of mortality guarantee adjustments          1,022         (13,292)            474            --
                                                                  ------------     -----------    ------------    ----------
                                                                       (10,927)        (23,193)        (14,776)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                        703,476      (7,154,887)     (9,057,578)      318,733
                                                                  ------------     -----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             24,044,928      (6,071,488)      9,249,705       548,371
                                                                  ------------     -----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2010                                   $320,891,076     $12,359,268    $176,418,368    $1,257,711
                                                                  ============     ===========    ============    ==========

                                                                                                      OPPENHEIMER      PIMCO VIT
                                                                      NB AMT                             GLOBAL        COMMODITY
                                                                     MID-CAP            NB AMT         SECURITIES     REAL RETURN
                                                                  GROWTH I CLASS   REGENCY I CLASS   SERVICE CLASS   ADVISOR CLASS
                                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                      $ 51,364,563     $ 52,195,507      $   10,166      $        --
Changes From Operations:
   - Net investment income (loss)                                      (801,311)          18,241          (2,638)         114,330
   - Net realized gain (loss) on investments                         (1,771,566)      (6,550,634)          6,101          364,444
   - Net change in unrealized appreciation or depreciation on
     investments                                                     14,971,729       25,874,309         122,874          (89,993)
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   12,398,852       19,341,916         126,337          388,781
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 416,355          399,077         477,454          438,323
   - Contract withdrawals and transfers to annuity reserves          (4,970,419)      (5,948,704)         (7,901)         (33,674)
   - Contract transfers                                              (9,397,110)      (9,659,600)        654,902        3,350,760
                                                                   ------------     ------------      ----------      -----------
                                                                    (13,951,174)     (15,209,227)      1,124,455        3,755,409
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --               --
   - Annuity Payments                                                    (6,016)         (10,390)             --               --
   - Receipt (reimbursement) of mortality guarantee adjustments             445               23              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                         (5,571)         (10,367)             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (13,956,745)     (15,219,594)      1,124,455        3,755,409
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (1,557,893)       4,122,322       1,250,792        4,144,190
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2009                                      49,806,670       56,317,829       1,260,958        4,144,190
Changes From Operations:
   - Net investment income (loss)                                      (809,249)        (513,611)         (1,355)         879,069
   - Net realized gain (loss) on investments                          2,014,076         (692,719)         35,798          (53,794)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     10,661,078       12,736,697         399,422          848,474
                                                                   ------------     ------------      ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   11,865,905       11,530,367         433,865        1,673,749
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 304,435          258,961         931,563          873,451
   - Contract withdrawals and transfers to annuity reserves          (5,382,761)      (6,863,768)       (137,448)        (697,036)
   - Contract transfers                                              (3,373,006)      (6,088,448)      1,325,649        5,814,408
                                                                   ------------     ------------      ----------      -----------
                                                                     (8,451,332)     (12,693,255)      2,119,764        5,990,823
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                --               --              --           33,873
   - Annuity Payments                                                    (1,287)         (11,278)             --             (294)
   - Receipt (reimbursement) of mortality guarantee adjustments             666               46              --               --
                                                                   ------------     ------------      ----------      -----------
                                                                           (621)         (11,232)             --           33,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (8,451,953)     (12,704,487)      2,119,764        6,024,402
                                                                   ------------     ------------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               3,413,952       (1,174,120)      2,553,629        7,698,151
                                                                   ------------     ------------      ----------      -----------
NET ASSETS AT DECEMBER 31, 2010                                    $ 53,220,622     $ 55,143,709      $3,814,587      $11,842,341
                                                                   ============     ============      ==========      ===========

                                                                   PUTNAM VT
                                                                    GLOBAL
                                                                  HEALTH CARE
                                                                   CLASS IB
                                                                  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $ 5,006,622
Changes From Operations:
   - Net investment income (loss)                                     (56,745)
   - Net realized gain (loss) on investments                           78,289
   - Net change in unrealized appreciation or depreciation on
     investments                                                      591,255
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       612,799
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                17,782
   - Contract withdrawals and transfers to annuity reserves          (358,445)
   - Contract transfers                                            (1,969,207)
                                                                  -----------
                                                                   (2,309,870)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (2,309,870)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,697,071)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2009                                     3,309,551
Changes From Operations:
   - Net investment income (loss)                                      11,667
   - Net realized gain (loss) on investments                           27,074
   - Net change in unrealized appreciation or depreciation on
     investments                                                      (15,577)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     23,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                 3,192
   - Contract withdrawals and transfers to annuity reserves          (377,650)
   - Contract transfers                                               (74,335)
                                                                  -----------
                                                                     (448,793)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts              --
   - Annuity Payments                                                      --
   - Receipt (reimbursement) of mortality guarantee adjustments            --
                                                                  -----------
                                                                           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      (448,793)
                                                                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (425,629)
                                                                  -----------
NET ASSETS AT DECEMBER 31, 2010                                   $ 2,883,922
                                                                  ===========

See accompanying notes.

                                                                   PUTNAM VT
                                                                   GROWTH &
                                                                    INCOME
                                                                   CLASS IB
                                                                  SUBACCOUNT
----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                     $2,633,726
Changes From Operations:
   - Net investment income (loss)                                     32,839
   - Net realized gain (loss) on investments                        (763,445)
   - Net change in unrealized appreciation or depreciation on
     investments                                                   1,233,984
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      503,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                3,683
   - Contract withdrawals and transfers to annuity reserves         (722,345)
   - Contract transfers                                             (214,502)
                                                                  ----------
                                                                    (933,164)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (933,164)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (429,786)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2009                                    2,203,940
Changes From Operations:
   - Net investment income (loss)                                       (437)
   - Net realized gain (loss) on investments                        (206,694)
   - Net change in unrealized appreciation or depreciation on
     investments                                                     432,181
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      225,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                2,948
   - Contract withdrawals and transfers to annuity reserves         (302,047)
   - Contract transfers                                             (124,495)
                                                                  ----------
                                                                    (423,594)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --
   - Annuity Payments                                                     --
   - Receipt (reimbursement) of mortality guarantee adjustments           --
                                                                  ----------
                                                                          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (423,594)
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (198,544)
                                                                  ----------
NET ASSETS AT DECEMBER 31, 2010                                   $2,005,396
                                                                  ==========

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-five available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Fund**
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class A Fund**
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class A Fund**
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund**
   ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio**
   American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund**
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP International Value Equity Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Capital Appreciation Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American International Service Class II Fund
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund**
   LVIP Columbia Value Opportunities Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund

   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund**
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund**
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund**
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund**
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund**
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2010

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the following funds became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009:

ABVPSF Global Thematic Growth Class A Fund
ABVPSF Growth and Income Class A Fund
ABVPSF International Value Class A Fund
ABVPSF Small/Mid Cap Value Class A Fund
American Century VP Inflation Protection Class 1 Fund
American Funds Global Growth Class 1 Fund
American Funds Global Small Capitalization Class 1 Fund
American Funds Growth Class 1 Fund
American Funds Growth-Income Class 1 Fund
American Funds International Class 1 Fund
BlackRock Global Allocation V.I. Class I Fund
BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Diversified Income Standard Class Series
Delaware VIP Emerging Markets Standard Class Series
Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP U.S. Growth Standard Class Series
DWS VIP Alternative Asset Allocation Plus Class A Fund
DWS VIP Alternative Asset Allocation Plus Class B Fund
Fidelity VIP Contrafund Initial Class Portfolio
Fidelity VIP Mid Cap Initial Class Portfolio
FTVIPT Franklin Income Securities Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund
LVIP Baron Growth Opportunities Standard Class Fund
LVIP Capital Growth Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund
LVIP Delaware Growth and Income Standard Class Fund
LVIP Delaware Special Opportunities Standard Class Fund
LVIP Global Income Standard Class Fund
LVIP Global Income Service Class Fund
LVIP Marsico International Growth Standard Class Fund
LVIP MFS Value Standard Class Fund
LVIP Mid-Cap Value Standard Class Fund
LVIP SSgA Bond Index Standard Class Fund
LVIP SSgA Developed International 150 Standard Class Fund
LVIP SSgA Emerging Markets 100 Standard Class Fund
LVIP SSgA International Index Standard Class Fund
LVIP SSgA Large Cap 100 Standard Class Fund
LVIP SSgA Small-Cap Index Standard Class Fund
LVIP SSgA Small-Mid Cap 200 Standard Class Fund
LVIP T. Rowe Price Growth Stock Standard Class Fund
LVIP Templeton Growth Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund
PIMCO VIT Commodity Real Return Administrative Class Fund
PIMCO VIT Commodity Real Return Advisor Class Fund

Also during 2009, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B Fund                         ABVPSF Global Thematic Growth Class B Fund
Delaware Capital Reserves Service Class Series                Delaware Limited-Term Diversified Income Service Class Series
FTVIPT Templeton Global Income Securities Class 2 Fund        FTVIPT Templeton Global Bond Securities Class 2 Fund
Janus Aspen Series Mid Cap Growth Service Class Portfolio     Janus Aspen Series Enterprise Service Class Portfolio
Janus Aspen Series Worldwide Growth Service Class Portfolio   Janus Aspen Series Worldwide Service Class Portfolio
LVIP FI Equity-Income Standard Class Fund                     LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP FI Equity-Income Service Class Fund                      LVIP Wells Fargo Intrinsic Value Service Class Fund
Putnam VT Health Sciences Class IB Fund                       Putnam VT Global Health Care Class IB Fund

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund.

During 2010, the following funds became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class II Fund
LVIP American Global Small Capitalization Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP American Growth-Income Service Class II Fund
LVIP American International Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund
LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                     NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund   Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund**               LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund   LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund   LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund    LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                    Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio           Morgan Stanley UIF Capital Growth Class II Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the fifteen products:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

In addition, $109,000,142 and $80,018,430 was retained by the Company for contract charges and surrender charges during 2010 and 2009, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2010 and 2009, sales charges amounted to $13,790,007 and $9,297,064, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2010                  0.65%    2.85%   $ 4.67    $18.41     3,004,150  $   29,512,963    15.25%     17.81%      2.00%
             2009                  0.65%    2.85%     4.01     15.82     3,372,425      27,481,352    48.84%     52.12%      0.00%
             2008                  0.65%    2.85%     2.67     10.52     3,262,920      16,985,544   -48.92%    -48.07%      0.00%
             2007                  1.15%    2.80%     5.17     20.19     3,842,419      33,767,641    16.76%     18.52%      0.00%
             2006                  1.15%    2.65%     4.38     17.19     3,154,151      19,614,773     5.55%      7.03%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
             2010                  0.65%    2.85%     8.35     14.03    13,986,390     153,878,947     9.63%     12.07%      0.00%
             2009                  0.65%    2.85%     7.47     12.67    14,537,403     145,245,860    16.97%     19.57%      3.54%
             2008                  0.65%    2.85%     6.73     10.72    14,925,347     128,497,995   -42.34%    -41.37%      1.77%
             2007                  1.15%    2.80%    11.89     18.42    15,940,246     238,553,594     1.96%      3.55%      1.20%
             2006                  1.25%    2.80%    11.67     17.89    16,298,422     237,605,213    13.75%     15.53%      1.15%
ABVPSF INTERNATIONAL VALUE CLASS B
             2010                  0.65%    2.90%     7.10      7.81    23,913,577     177,374,151     1.37%      3.62%      3.08%
             2009                  0.65%    2.85%     6.88      7.58    16,087,503     116,859,013    30.58%     33.49%      1.14%
             2008                  0.65%    2.85%     5.44      5.71    15,725,322      87,885,870   -54.60%    -53.79%      0.88%
             2007                  1.10%    2.85%    11.78     12.38    13,859,734     170,225,318     2.63%      4.38%      0.99%
             2006     6/6/2006     1.15%    2.80%    11.29     11.87     2,907,081      34,424,483     7.38%     27.27%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
             2010                  1.30%    2.65%     5.79     13.38     1,688,466      12,963,373     6.96%      8.41%      0.27%
             2009                  1.30%    2.65%     5.37     12.34     2,076,002      14,747,140    33.52%     35.33%      0.00%
             2008                  1.30%    2.65%     3.99      9.12     2,586,486      13,536,124   -41.40%    -40.60%      0.00%
             2007                  1.30%    2.65%     6.74     15.39     3,281,465      29,322,568    10.65%     12.15%      0.00%
             2006                  1.30%    2.65%     6.04     13.87     3,981,992      31,699,870    -3.24%     -1.92%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
             2010                  0.65%    2.85%    11.45     24.00     8,248,951     150,623,922    23.04%     25.77%      0.27%
             2009                  0.65%    2.85%     9.13     19.31     7,108,955     104,160,839    38.65%     41.73%      0.88%
             2008                  0.65%    2.85%     6.98     13.79     7,758,456      84,894,668   -37.55%    -36.45%      0.43%
             2007                  1.10%    2.85%    11.03     21.87     5,982,290     110,145,206    -1.34%      0.37%      0.72%
             2006                  1.15%    2.85%    11.73     21.76     4,266,114      81,467,069    11.05%     12.78%      0.23%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
             2010                  0.65%    2.85%    10.79     12.42    41,433,338     494,227,301     2.15%      4.42%      1.65%
             2009                  0.65%    2.85%    10.56     11.97    33,469,110     387,360,324     7.14%      9.52%      1.88%
             2008                  0.65%    2.85%     9.86     11.00    22,134,456     237,085,710    -4.37%     -2.73%      4.69%
             2007                  1.15%    2.85%    10.31     11.33    13,044,498     144,760,051     6.43%      8.15%      4.52%
             2006                  1.25%    2.85%     9.69     10.48    11,863,503     122,539,340    -1.27%      0.32%      3.33%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2010                  0.65%    2.85%    11.02     16.14    22,438,581     331,309,961     8.61%     11.02%      1.54%
             2009                  0.65%    2.85%    10.07     14.63    20,566,657     279,623,028    38.31%     41.38%      1.42%
             2008                  0.65%    2.85%     7.32     10.42    22,029,895     216,967,583   -40.12%    -39.06%      2.00%
             2007                  1.10%    2.85%    12.48     17.13    16,765,804     278,606,031    11.62%     13.59%      3.00%
             2006                  1.10%    2.85%    13.27     15.11    10,355,625     153,145,467    17.10%     18.93%      0.85%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2010                  0.65%    2.85%    11.10     29.31    23,033,389     405,935,380    18.98%     21.62%      1.76%
             2009                  0.65%    2.85%     9.16     24.39    18,454,035     288,154,824    56.77%     60.25%      0.28%
             2008                  0.65%    2.85%     6.29     15.40    16,178,894     174,409,032   -54.83%    -54.03%      0.00%
             2007                  1.10%    2.85%    13.68     33.76    14,813,916     359,008,332    18.02%     20.10%      3.00%
             2006                  1.10%    2.85%    12.95     28.32    12,213,535     238,117,221    20.63%     22.51%      0.46%
AMERICAN FUNDS GROWTH CLASS 2
             2010                  0.65%    2.85%     9.51     18.81   139,384,213   1,945,075,727    15.35%     17.91%      0.73%
             2009                  0.65%    2.85%     8.16     16.14   143,144,088   1,713,386,575    35.49%     38.51%      0.69%
             2008                  0.65%    2.85%     5.96     11.80   126,204,408   1,096,444,796   -45.55%    -44.58%      0.87%
             2007                  1.10%    2.85%    10.82     21.45   114,062,671   1,772,430,459     9.19%     11.12%      0.83%
             2006                  1.10%    2.85%     9.81     19.45   102,526,103   1,392,831,743     7.12%      8.85%      0.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2010                  0.60%    2.85%   $ 9.19    $15.95   160,676,140  $1,965,743,078     8.30%     10.70%      1.51%
             2009                  0.65%    2.85%     8.34     14.58   154,732,127   1,766,480,965    27.55%     30.39%      1.70%
             2008                  0.65%    2.85%     6.69     11.32   133,043,914   1,213,955,684   -39.60%    -38.53%      1.82%
             2007                  1.10%    2.85%    11.31     18.55   119,952,131   1,837,362,865     2.09%      3.89%      1.59%
             2006                  1.10%    2.85%    11.75     17.99   106,178,440   1,580,788,507    11.97%     13.77%      1.68%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2010                  0.65%    2.85%    10.06     23.27    47,415,131     763,935,853     4.22%      6.54%      2.09%
             2009                  0.65%    2.85%     9.52     22.11    45,438,851     690,446,358    39.05%     42.15%      1.49%
             2008                  0.65%    2.85%     6.75     15.74    52,149,321     567,950,440   -43.75%    -42.76%      2.03%
             2007                  1.10%    2.85%    11.82     27.70    48,317,076     904,894,574    16.65%     18.71%      1.65%
             2006                  1.10%    2.85%     9.99     23.51    41,893,852     632,070,987    15.64%     17.50%      1.82%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2010                  0.60%    2.90%    12.25     12.69    49,546,291     617,625,604     6.68%      9.05%      1.72%
             2009    6/30/2009     0.65%    2.85%    11.48     11.64    17,623,448     203,695,578     1.44%     15.58%      2.31%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.65%    2.90%    12.70     15.04    69,940,824     998,422,247     4.84%      7.17%      4.24%
             2009                  0.65%    2.85%    12.11     14.12    52,883,597     715,222,239    23.10%     25.84%      5.14%
             2008                  0.65%    2.85%     9.84     11.30    35,059,220     383,243,656    -7.57%     -5.94%      3.55%
             2007                  1.10%    2.85%    10.65     12.04    25,769,243     302,157,201     4.40%      6.08%      2.59%
             2006                  1.25%    2.85%    10.20     11.35    16,777,113     186,983,777     4.55%      6.23%      1.25%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2010                  0.65%    2.85%    11.14     52.13    14,644,887     312,915,951    14.89%     17.44%      0.57%
             2009                  0.65%    2.85%     9.92     44.92    11,762,070     223,132,089    72.68%     76.52%      0.94%
             2008                  0.65%    2.85%     5.69     25.76    12,841,316     141,037,891   -53.04%    -52.22%      1.28%
             2007                  1.10%    2.85%    18.56     54.30    10,582,568     256,714,563    34.62%     36.79%      1.24%
             2006                  1.25%    2.85%    14.74     39.94     6,958,755     129,919,378    23.31%     25.24%      0.94%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2010                  1.40%    2.35%    15.39     21.42       750,316      11,622,616    12.64%     13.72%      6.76%
             2009                  1.40%    2.35%    13.53     18.98       574,400       7,859,946    45.52%     46.90%      9.42%
             2008                  1.40%    2.35%     9.21     13.02       862,558       8,034,157   -25.94%    -25.23%      8.20%
             2007                  1.40%    2.35%    12.32     17.54     1,277,232      15,879,806     0.41%      1.37%      6.52%
             2006                  1.40%    2.35%    12.16     17.43     1,175,099      14,399,604    10.06%     10.88%      6.73%
DELAWARE VIP HIGH YIELD SERVICE CLASS
             2010                  0.65%    2.85%    12.47     21.54    19,118,188     319,535,835    11.69%     14.17%      7.33%
             2009                  0.65%    2.85%    11.14     19.10    17,730,626     265,885,036    44.48%     47.69%      7.18%
             2008                  0.65%    2.85%     8.01     13.09    15,955,990     166,499,584   -26.55%    -25.25%      8.03%
             2007                  1.10%    2.85%    10.72     17.64    14,288,786     202,639,176    -0.34%      1.37%      6.15%
             2006                  1.15%    2.85%    11.09     17.52    13,057,671     186,729,667     9.04%     10.80%      6.15%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
             2010                  1.40%    2.15%    17.19     19.53        19,350         334,606     8.57%      9.38%      3.98%
             2009                  1.40%    2.15%    15.72     17.99        23,655         373,841    31.86%     32.86%      3.47%
             2008                  1.40%    2.15%    11.83     13.64        35,587         423,335   -43.65%    -43.22%      2.98%
             2007                  1.40%    2.15%    20.84     22.81        81,729       1,714,184     3.51%      3.77%      2.21%
             2006                  1.40%    1.65%    20.08     22.04       136,295       2,737,672    21.56%     21.87%      2.83%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2010                  0.60%    2.85%    10.84     11.90    56,532,719     658,386,518     1.36%      3.62%      2.03%
             2009                  0.65%    2.85%    10.72     11.51    32,029,490     362,100,137     9.48%     11.86%      3.33%
             2008                  0.65%    2.80%     9.79     10.35     7,989,474      81,388,856    -3.39%     -1.78%      4.10%
             2007                  1.15%    2.80%    10.14     10.55     1,745,444      18,209,455     1.35%      2.94%      4.55%
             2006                  1.25%    2.80%    10.05     10.25     1,068,351      10,878,852     1.75%      3.03%      4.31%
DELAWARE VIP REIT STANDARD CLASS
             2010                  1.40%    2.35%    19.43     27.25       200,164       5,329,560    24.04%     25.22%      2.80%
             2009                  1.40%    2.35%    15.67     21.76       234,742       4,993,625    20.45%     21.60%      4.94%
             2008                  1.40%    2.35%    13.01     17.89       337,494       5,881,815   -36.57%    -35.97%      2.60%
             2007                  1.40%    2.35%    20.51     27.95       497,495      13,641,050   -15.94%    -15.14%      1.50%
             2006                  1.40%    2.35%    24.60     32.93       745,569      24,391,247    29.81%     30.79%      1.93%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.46    $22.70     6,696,391  $  110,546,563    23.06%     25.79%      2.55%
             2009                  0.65%    2.85%     7.55     18.18     6,492,661      89,686,763    19.77%     21.89%      4.61%
             2008                  1.10%    2.85%     6.20     14.96     8,564,358      97,607,134   -37.11%    -35.99%      2.14%
             2007                  1.10%    2.85%     9.68     23.45    10,520,517     190,815,163   -16.59%    -15.16%      1.15%
             2006                  1.15%    2.85%    13.30     27.70    11,378,212     251,608,279    28.67%     30.68%      1.54%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    22.13     26.35       363,786       9,531,790    29.20%     30.43%      0.65%
             2009                  1.40%    2.35%    17.13     20.20       442,151       8,885,188    28.77%     30.00%      1.04%
             2008                  1.40%    2.35%    13.30     15.54       624,210       9,651,885   -31.51%    -30.85%      0.83%
             2007                  1.40%    2.35%    19.30     22.48       911,687      20,420,995    -8.79%     -7.92%      0.54%
             2006                  1.40%    2.35%    21.00     24.41     1,259,195      30,657,532    13.49%     14.57%      0.26%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%    11.62     26.63    17,716,673     309,429,689    28.21%     31.06%      0.46%
             2009                  0.65%    2.85%     8.93     20.47    17,867,130     247,088,668    27.87%     30.72%      0.71%
             2008                  0.65%    2.85%     7.20     15.78    21,006,014     230,267,773   -32.04%    -30.94%      0.46%
             2007                  1.25%    2.85%    10.53     22.89    19,715,307     327,861,445    -9.46%     -8.00%      0.25%
             2006                  1.25%    2.85%    12.05     24.91    15,981,027     306,852,146    12.69%     14.45%      0.02%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2010    10/8/2010     1.40%    2.35%    17.06     21.40       442,067       9,442,351    13.16%     13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
             2010    10/8/2010     0.65%    2.80%     9.31     19.87     5,869,618      84,963,927    12.98%     13.54%      0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009                  1.40%    2.35%    12.64     15.83       531,817       8,405,150    51.13%     52.58%      0.00%
             2008                  1.40%    2.35%     8.30     10.37       677,030       7,010,663   -47.98%    -47.48%      0.00%
             2007                  1.40%    2.35%    15.84     19.75       967,792      19,092,097     8.18%      9.21%      0.00%
             2006                  1.40%    2.35%    14.53     18.09     1,376,772      24,889,509     5.30%      6.10%      0.00%
DELAWARE VIP TREND SERVICE CLASS
             2009                  0.65%    2.80%     6.93     14.84     6,221,993      66,463,438    50.11%     53.37%      0.00%
             2008                  0.65%    2.80%     4.57      9.81     7,395,820      52,003,840   -48.33%    -47.47%      0.00%
             2007                  1.15%    2.80%     8.76     18.84     8,624,685     115,826,354     7.41%      9.20%      0.00%
             2006                  1.15%    2.80%     8.07     17.56     9,363,478     114,451,808     4.37%      6.00%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2010                  0.65%    2.85%     9.68     13.56    11,708,708     124,714,441    10.35%     12.81%      0.00%
             2009                  0.65%    2.85%     8.77     12.17     6,365,710      62,326,594    38.93%     42.02%      0.00%
             2008                  0.65%    2.85%     6.32      8.67     2,886,087      21,229,340   -44.44%    -43.57%      0.00%
             2007                  1.25%    2.80%    11.37     15.46     2,918,817      38,693,665     9.27%     10.98%      0.00%
             2006                  1.25%    2.80%    11.08     14.02     2,954,477      35,560,878    -0.61%      0.74%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
             2010                  1.40%    2.35%    12.25     15.78       508,244       6,281,230    12.94%     14.02%      2.43%
             2009                  1.40%    2.35%    10.74     13.90       559,770       6,065,594    15.22%     16.32%      3.25%
             2008                  1.40%    2.35%     9.23     11.78       682,623       6,352,152   -34.97%    -34.35%      3.16%
             2007                  1.40%    2.35%    14.07     18.08     1,057,669      14,923,996    -4.79%     -4.08%      1.64%
             2006                  1.40%    2.15%    14.66     18.99     1,264,708      18,576,994    21.46%     22.38%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.38     15.22    10,530,555     125,406,966    12.09%     14.46%      2.20%
             2009                  0.75%    2.85%     7.39     13.47    11,033,921     117,051,364    14.35%     16.77%      2.78%
             2008                  0.75%    2.85%     6.77     11.69     9,940,337      92,632,743   -35.44%    -34.33%      2.59%
             2007                  1.15%    2.85%    10.71     17.96    11,006,428     158,874,478    -5.67%     -4.10%      1.26%
             2006                  1.15%    2.80%    12.38     19.06     8,374,330     129,017,666    20.38%     22.26%      1.17%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
             2010                  0.65%    2.80%    12.44     13.38     1,476,223      18,687,740     9.05%     11.42%      0.74%
             2009     7/7/2009     0.65%    2.80%    11.41     12.10       285,305       3,278,794    -0.10%     15.38%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
             2010                  1.30%    2.65%     8.41     14.81     2,369,761      24,773,760    11.71%     13.22%      1.94%
             2009                  1.30%    2.65%     7.47     13.15     2,778,210      25,482,492    23.02%     24.69%      2.88%
             2008                  1.30%    2.65%     6.02     10.41     3,279,387      24,170,085   -38.80%    -37.96%      2.55%
             2007                  1.30%    2.65%     9.75     16.93     4,338,906      51,876,026     2.54%      3.94%      1.54%
             2006                  1.30%    2.65%     9.43     16.43     5,354,369      61,937,097    12.50%     14.03%      1.20%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS VIP EQUITY 500 INDEX CLASS B
             2010                  1.15%    2.80%   $ 9.84    $13.83     2,867,522  $   35,007,227    11.36%     13.21%      1.67%
             2009                  1.15%    2.80%     8.76     12.24     3,130,133      33,955,820    22.55%     24.59%      2.53%
             2008                  1.15%    2.80%     7.03      9.84     3,323,686      29,391,732   -39.07%    -38.06%      2.13%
             2007                  1.15%    2.85%    11.78     15.92     3,221,316      47,252,950     2.08%      3.73%      1.22%
             2006                  1.25%    2.85%    11.59     15.36     2,969,805      42,703,560    12.06%     13.81%      0.88%
DWS VIP SMALL CAP INDEX CLASS A
             2010                  1.30%    2.65%    10.92     20.33       390,509       7,149,169    23.09%     24.76%      0.93%
             2009                  1.30%    2.65%     8.86     16.44       490,142       7,212,160    23.26%     24.94%      1.83%
             2008                  1.30%    2.65%    11.45     13.27       575,785       6,804,093   -35.85%    -34.98%      1.65%
             2007                  1.30%    2.65%    17.72     20.69       735,210      13,405,275    -4.47%     -3.17%      0.89%
             2006                  1.30%    2.65%    18.42     21.71       885,927      16,714,898    14.42%     15.97%      0.70%
DWS VIP SMALL CAP INDEX CLASS B
             2010                  1.10%    2.80%    10.88     18.06     1,109,169      16,421,906    22.63%     24.73%      0.70%
             2009                  1.10%    2.80%     8.73     14.52     1,412,601      16,755,116    22.78%     24.89%      1.69%
             2008                  1.10%    2.80%     6.99     11.65     1,941,075      18,430,158   -36.14%    -35.05%      1.35%
             2007                  1.10%    2.85%    11.16     17.98     2,539,796      37,470,213    -4.91%     -3.38%      0.61%
             2006                  1.25%    2.85%    12.19     18.63     2,088,524      32,947,863    13.95%     15.73%      0.34%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2010                  0.65%    2.85%    10.16     17.87    61,036,851     938,786,812    13.64%     16.17%      1.06%
             2009                  0.65%    2.85%     8.87     15.48    58,487,568     794,109,979    31.66%     34.59%      1.30%
             2008                  0.65%    2.85%     6.78     11.58    48,230,649     500,282,061   -44.30%    -43.32%      0.90%
             2007                  1.10%    2.85%    12.42     20.48    38,112,592     724,082,879    14.01%     15.96%      0.85%
             2006                  1.15%    2.85%    12.08     17.71    28,310,996     473,272,060     8.30%     10.05%      1.07%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2010                  1.40%    2.35%    11.96     15.00       556,864       6,992,880    12.48%     13.55%      1.73%
             2009                  1.40%    2.35%    10.56     13.27       685,293       7,578,540    27.44%     28.40%      2.17%
             2008                  1.40%    2.15%     8.24     10.19       885,428       7,625,372   -43.88%    -43.45%      2.06%
             2007                  1.40%    2.15%    14.60     18.16     1,299,142      19,795,659    -0.63%      0.12%      1.59%
             2006                  1.40%    2.15%    14.61     18.28     1,717,020      26,097,151    17.64%     18.52%      3.32%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
             2010                  1.30%    2.65%     9.38     14.70     3,620,280      45,488,308    11.91%     13.43%      1.53%
             2009                  1.30%    2.65%     8.37     13.03     4,451,795      49,328,897    26.49%     28.21%      1.98%
             2008                  1.30%    2.65%     6.61     10.22     5,495,296      47,467,613   -44.31%    -43.55%      2.10%
             2007                  1.30%    2.65%    11.84     18.21     6,845,010     104,868,409    -1.38%     -0.04%      1.54%
             2006                  1.30%    2.65%    14.01     18.31     7,682,647     118,013,433    16.79%     18.38%      2.98%
FIDELITY VIP GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    10.46     14.72       538,248       5,652,969    21.29%     22.45%      0.26%
             2009                  1.40%    2.35%     8.55     12.08       647,204       5,549,321    25.31%     26.50%      0.43%
             2008                  1.40%    2.35%     6.75      9.41       777,690       5,288,086   -48.40%    -47.90%      0.71%
             2007                  1.40%    2.35%    12.97     18.20     1,060,215      13,793,116    24.26%     25.20%      0.88%
             2006                  1.40%    2.15%    10.36     14.65     1,434,303      14,883,568     4.58%      5.36%      0.42%
FIDELITY VIP GROWTH SERVICE CLASS 2
             2010                  0.65%    2.85%     6.49     14.42     6,704,736      72,730,755    20.38%     22.94%      0.03%
             2009                  0.75%    2.85%     5.34     11.86     6,516,911      57,271,821    24.37%     27.01%      0.20%
             2008                  0.65%    2.85%     4.25      9.44     6,858,292      46,897,614   -48.79%    -47.91%      0.61%
             2007                  1.15%    2.85%     8.21     18.06     6,111,259      78,588,080    23.10%     25.09%      0.35%
             2006                  1.25%    2.85%     6.60     14.55     4,789,808      46,860,781     3.63%      5.25%      0.16%
FIDELITY VIP MID CAP SERVICE CLASS 2
             2010                  0.65%    2.90%    11.75     15.32    27,343,150     403,627,732    24.96%     27.74%      0.14%
             2009                  0.65%    2.85%     9.40     12.07    22,158,329     259,905,147    35.83%     38.85%      0.45%
             2008                  0.65%    2.85%     6.91      8.74    24,760,020     212,067,044   -41.31%    -40.27%      0.24%
             2007                  1.10%    2.85%    12.02     14.66    18,422,757     266,663,938    12.10%     14.02%      0.50%
             2006                  1.15%    2.85%    12.55     12.87    10,522,063     134,453,898     9.24%     11.01%      0.09%
FIDELITY VIP OVERSEAS INITIAL CLASS
             2010                  1.40%    2.15%    13.38     18.87       169,524       2,285,225    10.71%     11.54%      1.31%
             2009                  1.40%    2.15%    12.00     17.04       212,209       2,561,986    23.84%     24.77%      1.96%
             2008                  1.40%    2.15%     9.61     13.76       278,109       2,693,356   -45.00%    -44.59%      2.30%
             2007                  1.40%    2.35%    17.35     25.02       377,037       6,583,118    14.82%     15.68%      3.30%
             2006                  1.40%    2.15%    15.00     21.79       488,806       7,368,801    15.57%     16.44%      0.92%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
             2010                  0.65%    2.85%   $ 9.25    $19.21     6,387,666  $   87,005,111     9.66%     12.10%      1.25%
             2009                  0.65%    2.85%     8.34     17.25     6,143,849      76,136,561    22.68%     25.40%      1.86%
             2008                  0.65%    2.85%     6.94     13.85     7,199,120      72,016,219   -45.51%    -44.60%      2.44%
             2007                  1.15%    2.80%    12.61     25.03     7,192,637     131,134,843    13.82%     15.60%      2.94%
             2006                  1.25%    2.80%    10.97     21.67     7,119,275     113,192,556    14.52%     16.31%      0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2010                  0.65%    2.85%    10.65     11.93    43,099,161     498,814,149     9.51%     11.94%      6.56%
             2009                  0.65%    2.85%     9.72     10.72    40,161,631     419,768,277    31.79%     34.72%      9.07%
             2008                  0.65%    2.85%     7.37      8.01    45,663,538     358,972,880   -31.63%    -30.43%      5.51%
             2007                  1.10%    2.85%    11.00     11.53    30,630,668     350,024,275     0.84%      2.57%      3.16%
             2006     6/2/2006     1.15%    2.85%    10.72     11.25     6,957,894      78,020,239     0.29%     12.36%      0.10%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             2010                  0.65%    2.80%     8.09     20.31     8,661,182     115,470,893    24.10%     26.80%      0.00%
             2009                  0.65%    2.80%     6.43     16.21     8,125,612      84,045,660    39.61%     42.64%      0.00%
             2008                  0.65%    2.80%     4.54     11.50     8,416,602      61,007,232   -44.09%    -43.13%      0.00%
             2007                  1.10%    2.80%     8.01     20.38     8,116,799      99,601,237     8.17%      9.97%      0.00%
             2006                  1.15%    2.80%     7.30     18.66     7,258,566      75,574,109     5.69%      7.34%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2010                  0.60%    2.85%     8.88      9.80    54,494,842     509,112,460     8.07%     10.47%      1.69%
             2009                  0.65%    2.85%     8.15      8.92    38,857,221     332,056,609    22.51%     25.23%      1.91%
             2008                  0.65%    2.85%     6.69      7.17    32,812,982     229,277,740   -38.88%    -37.80%      3.40%
             2007                  1.10%    2.85%    11.18     11.54    19,477,930     223,014,246     0.62%      2.30%      1.36%
             2006     6/2/2006     1.15%    2.80%    10.92     11.29     4,444,345      50,055,830     2.61%     15.87%      0.03%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2010                  0.65%    2.85%    15.36     16.79    40,764,015     663,735,354    11.23%     13.71%      1.44%
             2009                  0.65%    2.85%    13.81     14.85    43,922,491     634,785,795    15.35%     17.91%     13.76%
             2008                  0.65%    2.85%    11.97     12.67    32,135,561     398,547,664     3.22%      5.04%      3.61%
             2007                  1.10%    2.85%    11.44     12.08    14,537,470     173,292,272     7.94%      9.73%      2.53%
             2006                  1.15%    2.80%    10.76     11.02     5,794,344      63,394,259     9.66%     11.37%      2.84%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2010                  1.10%    2.80%     8.82     15.43     4,977,019      63,340,595     4.43%      6.22%      1.38%
             2009                  1.10%    2.80%     8.31     14.64     5,941,949      71,676,759    27.48%     29.67%      3.42%
             2008                  1.10%    2.80%     6.41     11.37     8,941,572      83,661,526   -43.92%    -42.95%      1.79%
             2007                  1.10%    2.80%    11.25     20.08    11,165,734     184,159,759    -0.48%      1.18%      1.38%
             2006                  1.15%    2.80%    12.73     19.99     9,557,112     157,168,558    18.45%     20.30%      1.27%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
             2010                  0.65%    2.45%    12.91     13.41     7,082,817      94,298,079     8.21%     10.17%      1.10%
             2009                  0.65%    2.45%    12.05     12.09     1,764,860      21,433,908    16.05%     16.35%      5.61%
             2008   12/18/2008     1.30%    1.55%    10.39     10.39         3,757          39,029     2.82%      4.56%      2.59%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2010                  1.40%    2.35%     4.12     12.80       507,972       3,167,577    12.80%     13.88%      0.73%
             2009                  1.40%    2.35%     3.64     11.32       603,996       3,291,006    18.27%     19.40%      0.61%
             2008                  1.40%    2.35%     3.06      9.56       748,284       3,358,095   -43.83%    -43.29%      0.00%
             2007                  1.40%    2.35%     5.41     16.98       996,399       7,865,602     9.63%     10.46%      0.00%
             2006    4/28/2006     1.40%    2.55%     4.92     15.49     1,300,177       9,411,659    -1.98%     -1.22%      0.06%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
             2010                  1.30%    2.35%     9.25     12.53       169,708       1,684,412    12.53%     13.72%      0.52%
             2009                  1.30%    2.35%     8.19     10.95       200,661       1,748,252    17.92%     19.16%      0.26%
             2008                  1.30%    2.35%     6.92      9.29       273,162       1,996,280   -43.96%    -43.37%      0.00%
             2007                  1.30%    2.35%    12.29     16.57       348,396       4,499,119     9.14%     10.29%      0.00%
             2006    4/28/2006     1.30%    2.35%    11.22     15.51       417,948       4,908,825    -2.02%     -1.33%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
             2010                  1.40%    2.35%     7.39     14.92     1,084,566      10,646,779     7.01%      8.03%      0.95%
             2009                  1.40%    2.35%     6.86     13.92     1,322,617      11,940,692    25.32%     26.51%      1.80%
             2008                  1.40%    2.35%     5.45     11.08     1,568,047      11,156,757   -31.77%    -31.11%      1.95%
             2007                  1.40%    2.35%     7.94     16.21     2,005,117      20,947,610     5.61%      6.61%      1.01%
             2006    4/28/2006     1.40%    2.35%     7.48     15.39     2,593,323      25,607,172     7.45%      8.14%      0.53%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY SERIES II
             2010                  1.30%    2.55%   $11.06    $14.99       308,954  $    3,809,067     6.50%      7.84%      0.79%
             2009                  1.30%    2.55%    10.32     13.98       340,947       3,868,376    24.76%     26.33%      1.52%
             2008                  1.30%    2.55%     8.23     11.12       430,419       3,828,214   -32.08%    -31.22%      1.74%
             2007                  1.30%    2.55%    12.04     15.84       519,086       6,677,207     5.37%      6.49%      0.84%
             2006    4/28/2006     1.30%    2.35%    11.38     15.04       688,914       8,237,493     7.28%      8.04%      0.53%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2010                  1.40%    2.35%    10.94     22.39       263,208       3,840,873    10.24%     11.29%      2.20%
             2009                  1.40%    2.35%     9.87     20.27       336,089       4,428,359    32.11%     33.36%      1.45%
             2008                  1.40%    2.35%     7.43     15.32       420,693       4,158,730   -41.76%    -41.21%      0.47%
             2007                  1.40%    2.35%    12.69     26.25       605,909      10,314,167    12.28%     13.12%      0.37%
             2006                  1.40%    2.55%    11.26     23.48       786,249      11,887,911    25.51%     26.45%      0.96%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
             2010                  1.30%    2.65%    18.52     21.96       172,385       3,412,347     9.74%     11.15%      1.80%
             2009                  1.30%    2.60%    16.77     19.89       212,633       3,784,526    31.43%     33.17%      1.36%
             2008                  1.30%    2.60%    12.68     15.07       271,812       3,639,727   -42.05%    -41.32%      0.41%
             2007                  1.30%    2.55%    21.74     25.55       371,367       8,469,878    11.68%     12.97%      0.36%
             2006                  1.30%    2.45%    19.37     23.16       423,372       8,546,047    24.79%     26.23%      1.01%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
             2010                  1.30%    2.65%    12.67     16.15     1,509,432      23,906,019     5.29%      6.72%      2.48%
             2009                  1.30%    2.65%    12.01     15.15     1,785,177      26,594,635    22.30%     23.96%      2.70%
             2008                  1.30%    2.65%     9.81     12.23     2,066,947      24,907,981   -18.26%    -17.14%      2.36%
             2007                  1.30%    2.65%    14.05     14.78     2,436,050      35,522,643     7.40%      8.86%      2.22%
             2006                  1.30%    2.65%    13.02     13.77     2,786,799      37,445,853     7.53%      8.99%      1.89%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
             2010                  1.30%    2.65%    13.05     22.15       433,483       8,185,966    22.24%     23.90%      0.00%
             2009                  1.30%    2.65%    10.66     18.01       539,746       8,235,735    40.67%     42.58%      0.00%
             2008                  1.30%    2.65%     7.57     12.73       664,109       7,127,862   -45.27%    -44.58%      0.05%
             2007                  1.30%    2.55%    13.82     23.14       904,616      17,592,253    18.68%     20.17%      0.07%
             2006                  1.30%    2.65%    15.29     19.40       946,465      15,346,221    10.45%     11.84%      0.00%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
             2010                  1.30%    2.20%    11.05     13.92       161,259       1,893,080    13.01%     14.03%      0.48%
             2009                  1.30%    2.20%     9.76     12.21       182,927       1,885,015    34.41%     35.63%      1.24%
             2008                  1.30%    2.45%     7.24      9.00       237,488       1,809,532   -46.15%    -45.52%      0.96%
             2007                  1.30%    2.45%    13.38     16.52       305,686       4,317,816     6.72%      7.95%      0.56%
             2006                  1.30%    2.45%    12.47     15.30       353,919       4,616,538    15.08%     16.41%      1.61%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
             2010    9/30/2010     0.65%    2.55%    12.30     12.42       215,895       2,669,105    -0.11%      8.17%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
             2010   11/15/2010     1.15%    2.80%    12.67     12.78       272,886       3,475,601     0.64%      5.16%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    12.00     12.51     1,002,804      12,501,693    -5.95%      7.68%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
             2010   11/15/2010     1.15%    2.90%    11.58     12.19       716,818       8,707,074     0.81%      6.27%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
             2010    9/30/2010     0.65%    2.80%    12.18     12.31       491,701       6,021,912     0.05%      6.50%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%    10.37     11.84     8,058,862      87,917,150    22.90%     25.57%      0.00%
             2009                  0.65%    2.85%     8.42      9.47     7,094,204      62,270,365    34.43%     37.43%      0.00%
             2008                  0.65%    2.85%     6.27      6.92     6,418,205      41,420,290   -40.85%    -39.80%      0.00%
             2007                  1.10%    2.85%    10.60     11.49     3,386,775      36,545,045     0.56%      2.24%      0.00%
             2006     6/2/2006     1.15%    2.80%    10.54     11.24       455,476       4,835,350    -1.18%     16.51%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.87     10.15     1,401,242      14,135,797    -2.27%      1.40%      0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.09      9.82    14,883,910     144,635,021    15.39%     17.90%      0.00%
             2009                  0.65%    2.80%     7.88      8.33     6,996,813      57,764,897    30.81%     33.66%      0.11%
             2008                  0.65%    2.80%     6.06      6.19     1,248,367       7,720,820   -43.12%    -42.37%      0.00%
             2007     6/5/2007     1.10%    2.70%    10.63     10.74       121,888       1,304,575    -2.84%      9.70%      0.00%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
             2010                  0.65%    2.85%   $ 7.01    $ 7.59     9,934,577  $   72,646,063    14.36%     16.90%      0.00%
             2009                  0.65%    2.85%     6.13      6.49     8,708,761      55,042,103    33.62%     36.60%      0.00%
             2008                  0.65%    2.85%     4.58      4.72     8,333,923      38,920,478   -43.80%    -42.81%      1.32%
             2007     6/1/2007     1.10%    2.85%     8.16      8.25     3,891,548      31,969,536   -18.94%     -7.02%      0.59%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%     8.71      9.40     1,678,328      15,228,244    21.02%     23.64%      0.00%
             2009                  0.65%    2.80%     7.19      7.60     1,005,257       7,453,659    20.92%     23.55%      0.41%
             2008                  0.65%    2.80%     5.95      6.11       636,739       3,857,022   -35.96%    -34.89%      0.33%
             2007     6/1/2007     1.15%    2.80%     9.29      9.38        87,108         814,572    -8.28%      2.76%      0.67%
LVIP CORE STANDARD CLASS
             2006                  1.40%    1.60%    11.54     11.54        13,155         151,833    12.36%     12.36%      0.79%
LVIP CORE SERVICE CLASS
             2006                  1.25%    2.80%    11.28     11.53       315,822       3,613,476    10.69%     12.25%      0.80%
LVIP DELAWARE BOND STANDARD CLASS
             2010                  1.30%    2.65%    12.12     17.65    12,528,320     202,938,969     5.65%      7.09%      3.28%
             2009                  1.30%    2.65%    11.46     16.50    14,710,742     223,876,924    15.79%     17.37%      4.14%
             2008                  1.30%    2.65%     9.88     14.07    17,222,416     224,703,303    -5.46%     -4.18%      4.36%
             2007                  1.30%    2.65%    10.44     14.70    21,356,530     292,323,892     2.69%      4.08%      4.72%
             2006                  1.30%    2.65%    10.15     14.13    24,595,170     325,383,540     1.98%      3.36%      4.24%
LVIP DELAWARE BOND SERVICE CLASS
             2010                  0.65%    2.90%    11.58     13.36   118,782,318   1,497,358,649     5.08%      7.42%      3.52%
             2009                  0.65%    2.85%    11.02     12.53    83,225,660     987,925,269    15.15%     17.71%      4.68%
             2008                  0.65%    2.85%     9.57     10.72    57,669,586     590,700,221    -5.98%     -4.32%      4.75%
             2007                  1.10%    2.85%    10.18     11.23    48,409,964     525,317,008     2.22%      3.97%      4.98%
             2006                  1.15%    2.85%     9.96     10.82    40,643,042     428,938,186     1.52%      3.15%      4.59%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
             2010   11/15/2010     0.75%    2.85%     9.96     10.09     1,228,387      12,318,833    -0.19%      0.07%      0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2010                  1.30%    2.55%    10.92     15.50       882,963      13,017,473     9.65%     11.03%      2.51%
             2009                  1.30%    2.55%     9.96     14.07     1,115,182      14,893,081    28.67%     30.29%      1.52%
             2008                  1.30%    2.65%     7.73     10.81     1,511,001      15,329,718   -34.97%    -34.09%      5.79%
             2007                  1.30%    2.65%    11.87     16.54     2,317,237      36,186,157     3.59%      5.00%      1.67%
             2006                  1.30%    2.65%    11.45     15.89     2,597,901      39,013,663    11.63%     13.03%      1.39%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2010                  0.65%    2.85%    10.26     14.88     2,214,985      29,667,952     9.05%     11.48%      2.34%
             2009                  0.65%    2.85%     9.22     13.44     2,908,852      35,537,545    27.96%     30.81%      1.20%
             2008                  0.65%    2.85%     7.43     10.35     4,435,530      41,922,453   -35.26%    -34.15%      6.46%
             2007                  1.15%    2.85%    11.28     15.75     4,099,903      59,389,376     3.18%      4.90%      1.60%
             2006                  1.15%    2.80%    11.67     15.04     2,226,993      31,324,052    11.07%     12.75%      1.63%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2010                  0.75%    2.80%     9.26     10.36     3,514,396      35,521,339     9.44%     11.70%      0.67%
             2009                  0.75%    2.80%     8.30      9.32     3,192,725      29,147,328    20.81%     23.31%      0.91%
             2008                  0.75%    2.80%     7.19      7.60     2,365,920      17,695,340   -37.76%    -36.73%      1.06%
             2007                  1.15%    2.80%    11.55     12.02     1,889,411      22,449,840     2.93%      4.54%      1.19%
             2006                  1.25%    2.80%    11.28     11.50       944,449      10,787,344     9.32%     10.69%      1.43%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2010                  1.30%    2.65%    10.09     16.31       859,633      12,406,132     8.65%     10.13%      0.58%
             2009                  1.30%    2.65%     9.27     14.92     1,015,178      13,335,713    26.60%     28.32%      0.67%
             2008                  1.30%    2.65%     7.31     11.72     1,260,321      12,930,385   -36.13%    -35.26%      0.83%
             2007                  1.30%    2.65%    11.43     18.23     1,584,462      25,166,950     0.27%      1.64%      0.84%
             2006                  1.30%    2.65%    15.19     18.07     1,777,660      27,934,321     9.37%     10.86%      0.85%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2010                  0.65%    2.80%     9.41     15.21     3,768,826      49,233,488     8.22%     10.46%      0.26%
             2009                  0.65%    2.70%     8.54     13.86     4,055,609      49,637,690    26.09%     28.70%      0.36%
             2008                  0.65%    2.70%     7.31     10.85     4,384,397      42,910,993   -36.38%    -35.45%      0.55%
             2007                  1.25%    2.80%    11.43     16.82     4,848,658      75,403,936    -0.03%      1.43%      0.64%
             2006                  1.25%    2.70%    11.67     16.60     4,897,457      76,874,132     9.04%     10.63%      0.68%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2010                  0.65%    2.80%   $ 8.92    $ 9.64     2,926,149  $   27,220,347    26.59%     29.33%      0.51%
             2009                  0.65%    2.80%     7.04      7.45     1,579,299      11,479,826    26.40%     29.15%      0.66%
             2008                  0.65%    2.80%     5.59      5.71     1,463,515       8,306,542   -38.51%    -37.64%      1.24%
             2007    6/12/2007     1.25%    2.65%     9.08      9.16       364,016       3,326,595    -9.80%      2.13%      0.99%
LVIP GLOBAL INCOME SERVICE CLASS
             2010                  0.60%    2.85%    11.26     11.67    20,536,946     235,905,015     6.34%      8.71%      3.35%
             2009     7/1/2009     0.65%    2.85%    10.59     10.74     5,360,215      57,213,255    -0.15%      6.19%      2.72%
LVIP GROWTH STANDARD CLASS
             2006                  1.40%    1.65%    11.31     11.36        10,237         116,096     4.44%      4.70%      0.00%
LVIP GROWTH SERVICE CLASS
             2006                  1.15%    2.80%    11.07     11.34       679,394       7,655,941     2.99%      4.60%      0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
             2006                  1.25%    2.80%    12.14     12.44       306,765       3,794,567     6.86%      8.53%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
             2010                  1.30%    2.65%    10.94     14.97       215,585       2,825,485     8.54%      9.91%      0.70%
             2009                  1.30%    2.55%    10.07     13.74       236,966       2,833,177    35.04%     36.74%      0.81%
             2008                  1.30%    2.55%     7.46     10.13       278,559       2,443,401   -42.31%    -41.59%      0.68%
             2007                  1.30%    2.55%    12.92     17.31       298,124       4,493,378    17.38%     18.86%      0.26%
             2006                  1.30%    2.55%    12.26     14.72       330,585       4,267,592     6.91%      8.26%      0.19%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
             2010                  0.65%    2.80%    10.64     14.44     4,790,609      63,658,856     8.01%     10.25%      0.52%
             2009                  0.75%    2.80%     9.67     13.17     4,489,735      54,781,676    34.36%     37.14%      0.95%
             2008                  0.75%    2.80%     7.41      9.66     2,805,952      24,856,506   -42.60%    -41.64%      0.51%
             2007                  1.15%    2.80%    12.91     16.59     2,223,674      34,519,014    16.80%     18.62%      0.08%
             2006                  1.25%    2.80%    11.11     14.00     1,196,126      16,166,073     6.54%      8.04%      0.00%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
             2010   11/16/2010     1.15%    2.90%    10.54     10.84       300,856       3,246,962     0.07%      1.53%      1.12%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
             2010                  0.60%    2.85%     7.91      8.56    11,583,789      96,896,427     9.66%     12.09%      0.58%
             2009                  0.65%    2.85%     7.21      7.64     7,190,493      53,643,846    31.70%     34.63%      0.83%
             2008                  0.65%    2.85%     5.48      5.63     4,128,581      23,019,042   -50.50%    -49.65%      1.05%
             2007     6/1/2007     1.15%    2.85%    11.06     11.18     1,856,720      20,680,646    -4.83%     14.91%      0.98%
LVIP MFS VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.02      8.69    48,122,826     409,771,177     8.19%     10.59%      1.24%
             2009                  0.65%    2.85%     7.42      7.86    29,898,812     231,005,259    17.28%     19.89%      1.61%
             2008                  0.65%    2.85%     6.33      6.50    12,586,764      81,499,360   -34.33%    -33.23%      1.97%
             2007     6/5/2007     1.15%    2.80%     9.64      9.74     1,167,639      11,323,296    -4.50%      5.67%      1.27%
LVIP MID-CAP VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.85     4,779,106      40,801,285    20.12%     22.79%      0.01%
             2009                  0.65%    2.85%     6.80      7.21     3,294,804      23,145,869    38.09%     41.17%      0.30%
             2008                  0.65%    2.85%     4.93      5.07     2,592,831      13,021,942   -42.52%    -41.50%      0.09%
             2007     6/5/2007     1.10%    2.85%     8.57      8.66     1,598,830      13,800,842   -15.89%     -7.65%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2010                  1.30%    2.65%    10.55     19.61     1,202,225      22,423,804    -0.21%      1.14%      3.16%
             2009                  1.30%    2.65%    10.55     19.53     1,444,227      26,747,196    18.06%     19.67%      3.16%
             2008                  1.30%    2.65%     8.92     16.45     1,825,281      28,349,359   -38.31%    -37.47%      4.45%
             2007                  1.30%    2.65%    14.45     26.50     2,434,134      60,083,052     8.57%     10.05%      1.89%
             2006                  1.30%    2.65%    13.29     24.26     2,835,163      64,314,382    26.61%     28.33%      2.99%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2010                  0.65%    2.85%     8.52     18.25     7,872,078     111,459,611    -0.66%      1.55%      3.15%
             2009                  0.65%    2.85%     8.67     18.10     7,692,810     111,025,754    17.53%     20.14%      2.98%
             2008                  0.65%    2.85%     7.59     15.17     8,454,702     105,135,796   -38.59%    -37.54%      4.54%
             2007                  1.15%    2.85%    14.45     24.34     9,014,480     185,875,399     8.08%      9.83%      1.82%
             2006                  1.25%    2.85%    13.90     22.18     8,430,392     164,122,807    26.11%     28.07%      2.87%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
             2010                  1.30%    2.65%   $ 9.50    $11.71     6,137,587  $   66,685,675    -2.57%     -1.24%      0.05%
             2009                  1.30%    2.65%     9.75     11.87     9,480,305     104,203,478    -2.32%     -0.99%      0.32%
             2008                  1.30%    2.65%     9.98     12.00    16,028,543     178,597,067    -0.33%      1.02%      2.26%
             2007                  1.30%    2.65%    10.02     11.89    11,203,496     124,212,124     2.22%      3.61%      4.84%
             2006                  1.30%    2.65%     9.80     11.49     9,944,798     106,534,813     1.94%      3.33%      4.58%
LVIP MONEY MARKET SERVICE CLASS
             2010                  0.60%    2.85%     9.44     10.60    33,514,174     342,966,801    -2.77%     -0.61%      0.04%
             2009                  0.65%    2.85%     9.69     10.73    41,001,437     425,778,435    -2.73%     -0.57%      0.09%
             2008                  0.65%    2.85%     9.94     10.85    58,655,759     619,101,956    -0.78%      0.92%      1.91%
             2007                  1.15%    2.85%    10.00     10.77    26,010,828     273,357,558     1.76%      3.40%      4.59%
             2006                  1.25%    2.85%     9.81     10.41    16,178,038     165,087,589     1.54%      3.12%      4.41%
LVIP SSGA BOND INDEX SERVICE CLASS
             2010                  0.65%    2.90%    10.82     11.43    85,241,062     948,775,048     2.74%      5.02%      2.10%
             2009                  0.65%    2.85%    10.53     10.89    45,904,548     491,682,947     1.33%      3.59%      2.21%
             2008    6/24/2008     0.65%    2.85%    10.39     10.51    12,107,364     126,524,359     2.17%      6.13%      0.95%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.80%    10.39     10.45       282,388       2,944,310     0.50%      1.74%      0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/17/2010     1.30%    2.70%    10.35     10.41     1,020,141      10,594,850     0.00%      1.55%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2010                  0.65%    2.85%     9.07      9.59    14,813,167     138,293,111     3.99%      6.31%      1.23%
             2009                  0.65%    2.85%     8.72      9.02     7,672,745      68,094,266    40.27%     43.39%      1.72%
             2008    6/26/2008     0.65%    2.85%     6.22      6.29     2,737,409      17,122,014   -36.36%     20.35%      2.37%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
             2010                  0.65%    2.85%    13.71     14.50    11,936,863     168,453,712    23.87%     26.62%      1.10%
             2009                  0.65%    2.85%    11.07     11.45     7,338,465      82,652,795    84.14%     88.24%      1.48%
             2008    6/26/2008     0.65%    2.85%     6.01      6.08     2,345,082      14,179,848   -38.84%     21.08%      1.46%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
             2010                  0.65%    2.80%     9.21     11.09     5,918,960      63,997,052     5.48%      7.78%      0.84%
             2009                  0.65%    2.85%     8.61     10.35     5,385,891      54,613,994    26.80%     29.49%      5.30%
             2008                  0.75%    2.85%     7.13      8.03     8,907,561      70,291,413   -42.29%    -41.27%      0.30%
             2007                  1.10%    2.85%    13.16     13.69     8,376,524     113,226,459     7.69%      9.37%      0.73%
             2006                  1.25%    2.80%    12.22     12.52     4,704,780      58,537,754    13.04%     14.81%      0.64%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.17      8.64    23,605,346     198,623,794     3.78%      6.09%      1.49%
             2009                  0.65%    2.85%     7.88      8.15    11,816,356      94,717,158    23.95%     26.71%      1.91%
             2008    6/26/2008     0.65%    2.85%     6.36      6.43     3,478,166      22,232,589   -35.72%     18.05%      1.74%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
             2010                  0.65%    2.85%    10.50     11.10    26,778,012     289,254,755    15.56%     18.13%      1.21%
             2009                  0.65%    2.85%     9.09      9.40    15,341,530     141,798,422    31.16%     34.08%      1.51%
             2008    6/26/2008     0.65%    2.85%     6.93      7.01     4,737,060      33,002,221   -31.01%      9.87%      0.83%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
             2010   11/16/2010     1.15%    2.60%    10.61     10.67       386,790       4,120,405    -0.04%      2.82%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/16/2010     0.75%    2.90%    10.51     10.75     2,706,824      28,557,076     0.32%      2.75%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
             2010   11/18/2010     1.15%    2.80%    10.74     10.81       542,212       5,847,902    -0.04%      2.21%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
             2010   11/18/2010     0.75%    2.70%    10.80     10.89     1,483,235      16,077,151     0.03%      3.66%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
             2010                  1.40%    2.60%     9.37      9.99       204,002       2,012,755    11.84%     13.13%      1.25%
             2009                  1.40%    2.55%     8.67      8.83       176,761       1,551,468    23.86%     24.36%      1.79%
             2008                  1.40%    1.80%     7.05      7.10        70,013         496,689   -38.19%    -38.07%      6.15%
             2007    4/27/2007     1.40%    1.60%    11.41     11.47        22,682         259,980    -1.64%     -1.51%      1.11%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 INDEX SERVICE CLASS
             2010                  0.65%    2.85%   $ 8.77    $ 9.94    43,337,481  $  418,910,568    11.23%     13.71%      1.14%
             2009                  0.65%    2.85%     7.77      8.79    25,348,953     217,699,880    22.25%     24.97%      1.56%
             2008                  0.65%    2.85%     6.68      7.08     9,350,393      64,897,157   -39.08%    -38.06%      5.62%
             2007    4/27/2007     1.15%    2.80%    10.79     11.44     1,724,252      19,455,047    -3.29%      1.87%      1.23%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
             2010                  0.65%    2.85%     8.68      9.40    13,551,043     122,688,382    22.34%     25.06%      0.36%
             2009                  0.65%    2.85%     7.10      7.52     8,628,513      63,133,650    22.17%     24.89%      0.65%
             2008                  0.65%    2.85%     5.81      5.98     4,021,344      23,798,001   -35.96%    -34.86%      1.31%
             2007     6/5/2007     1.10%    2.80%     9.08      9.18       733,570       6,708,346   -10.14%     -0.28%      0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
             2010                  0.65%    2.85%    13.07     13.81     7,055,885      94,875,875    23.85%     26.61%      1.81%
             2009                  0.65%    2.85%    10.55     10.91     4,142,174      44,470,690    47.05%     50.31%      1.90%
             2008    6/26/2008     0.65%    2.85%     7.18      7.26     1,385,280       9,999,517   -34.57%     11.96%      1.49%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2010                  0.65%    2.85%     8.72      9.44     7,849,330      71,341,526    13.17%     15.68%      0.00%
             2009                  0.65%    2.85%     7.71      8.16     5,541,855      43,985,519    38.79%     41.80%      0.00%
             2008                  0.65%    2.80%     5.56      5.70     1,771,051      10,018,182   -43.59%    -42.71%      0.00%
             2007     6/1/2007     1.25%    2.80%     9.85      9.94       678,322       6,726,069    -4.45%      2.43%      0.20%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2010                  1.30%    2.65%    12.40     19.27       169,937       2,874,844    25.02%     26.71%      0.00%
             2009                  1.30%    2.65%     9.90     15.34       164,956       2,212,388    42.51%     44.45%      0.10%
             2008                  1.30%    2.65%     6.94     10.71       149,632       1,390,133   -44.28%    -43.52%      0.00%
             2007                  1.30%    2.65%    15.81     19.12       166,583       2,745,922    10.62%     12.12%      0.00%
             2006                  1.30%    2.65%    14.19     17.02       154,402       2,284,009     6.41%      7.86%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.85%    11.59     18.38     3,027,569      47,561,006    24.46%     27.23%      0.00%
             2009                  0.65%    2.85%     9.13     14.55     2,315,538      28,997,538    41.87%     45.02%      0.00%
             2008                  0.65%    2.85%     6.90     10.10     1,579,142      13,817,663   -44.53%    -43.57%      0.00%
             2007                  1.15%    2.85%    12.22     17.94     1,103,701      17,411,256    10.12%     12.00%      0.00%
             2006                  1.15%    2.85%    11.55     16.05       771,700      11,235,624     5.94%      7.65%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
             2010                  0.65%    2.90%     7.53      8.15    13,007,007     102,455,858     3.31%      5.61%      1.78%
             2009                  0.65%    2.85%     7.29      7.72    10,349,314      77,857,452    24.21%     26.98%      1.55%
             2008                  0.65%    2.85%     5.87      6.03    11,336,582      67,756,355   -39.61%    -38.58%      2.42%
             2007     6/1/2007     1.10%    2.80%     9.72      9.82     4,655,053      45,556,801    -4.11%      3.03%      2.40%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     9.49     10.26     2,994,921      29,442,450    23.44%     26.12%      0.00%
             2009                  0.65%    2.80%     7.67      8.14     1,924,863      15,157,607    43.96%     47.09%      0.00%
             2008                  0.65%    2.80%     5.31      5.49     1,899,168      10,252,684   -50.83%    -49.99%      0.00%
             2007     6/4/2007     1.10%    2.80%    10.78     10.98     1,108,808      12,033,221     1.67%      9.71%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
             2010                  0.65%    2.80%     9.11     10.14     2,793,737      27,532,649    14.39%     16.88%      0.77%
             2009                  0.65%    2.80%     7.81      8.73     3,150,307      26,857,754    19.60%     22.20%      0.97%
             2008                  0.65%    2.80%     6.70      7.19     3,076,733      21,692,955   -40.18%    -39.18%      1.67%
             2007                  1.15%    2.80%    11.02     11.83     1,991,296      23,290,149     1.22%      2.90%      1.11%
             2006                  1.15%    2.80%    11.23     11.50     1,382,666      15,800,547     7.93%      9.61%      1.35%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.98     10.74       828,075       8,599,298     8.11%     10.35%      0.81%
             2009                  0.75%    2.80%     9.25      9.74       958,871       9,115,520    20.79%     23.17%      1.76%
             2008                  0.75%    2.70%     7.66      7.85       754,985       5,875,176   -26.12%    -24.97%      2.27%
             2007    7/11/2007     1.15%    2.70%    10.37     10.47       122,994       1,280,748     0.02%      6.47%      0.41%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
             2010                  0.75%    2.80%     9.59     10.33     1,816,906      18,173,482     8.67%     10.92%      0.68%
             2009                  0.75%    2.80%     8.82      9.31     1,720,813      15,652,752    21.89%     24.41%      1.71%
             2008                  0.75%    2.80%     7.25      7.43     1,286,969       9,484,720   -29.01%    -27.90%      1.65%
             2007    6/14/2007     1.15%    2.70%    10.21     10.31       210,936       2,167,954    -1.81%      7.80%      0.36%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
             2010                  0.75%    2.85%   $ 9.37    $10.10     1,090,359  $   10,633,763     9.10%     11.42%      0.55%
             2009                  0.75%    2.85%     8.58      9.07     1,223,378      10,817,678    24.06%     26.70%      1.59%
             2008                  0.75%    2.85%     6.94      7.09       646,887       4,561,711   -32.79%    -31.84%      0.93%
             2007     6/5/2007     1.30%    2.70%    10.32     10.41        90,098         934,122    -2.40%      8.65%      0.40%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
             2010                  1.15%    2.85%     8.86      9.42       681,006       6,293,112    10.20%     12.09%      0.56%
             2009                  1.15%    2.85%     8.04      8.37       624,977       5,177,281    26.96%     28.94%      1.27%
             2008                  1.30%    2.85%     6.35      6.49       517,107       3,326,300   -37.43%    -36.54%      0.24%
             2007    7/16/2007     1.30%    2.70%    10.15     10.23        39,057         397,179    -2.92%      4.57%      1.08%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.90%    11.56     12.64    30,806,255     378,674,328     7.13%      9.52%      3.58%
             2009                  0.65%    2.85%    10.70     11.61    27,297,773     309,685,249    21.05%     23.61%      4.15%
             2008                  0.75%    2.85%     8.92      9.44    21,489,015     199,198,042   -20.94%    -19.58%      2.03%
             2007                  1.15%    2.85%    11.23     11.75    13,219,924     153,394,188     4.49%      6.28%      1.94%
             2006                  1.15%    2.85%    10.79     11.07     7,119,991      78,175,548     6.00%      7.71%      1.52%
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    11.16     12.54    88,617,281   1,078,285,914     8.54%     10.96%      2.80%
             2009                  0.65%    2.85%    10.08     11.37    80,244,518     890,296,676    24.14%     26.90%      4.21%
             2008                  0.65%    2.85%     8.39      9.01    73,977,108     654,007,813   -28.87%    -27.61%      1.88%
             2007                  1.10%    2.85%    11.98     12.47    52,232,085     642,331,532     5.99%      7.65%      1.28%
             2006                  1.25%    2.80%    11.30     11.58    32,019,579     367,914,736     8.68%     10.38%      0.92%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
             2010                  0.65%    2.85%    10.24     12.02    55,624,756     649,763,390     9.27%     11.70%      2.66%
             2009                  0.65%    2.85%     9.35     10.82    51,327,593     543,175,797    25.09%     27.88%      4.39%
             2008                  0.65%    2.85%     7.77      8.51    48,840,768     408,610,151   -35.45%    -34.31%      0.83%
             2007                  1.10%    2.85%    12.46     12.98    36,610,548     469,022,681     6.46%      8.18%      1.56%
             2006                  1.25%    2.85%    11.71     12.00    20,741,324     246,977,890    10.71%     12.44%      0.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
             2010                  0.65%    2.45%    15.41     15.92       630,717       9,982,968    16.44%     18.26%      0.39%
             2009                  0.65%    2.20%    13.45     13.45       355,079       4,767,170    25.03%     25.03%      0.39%
             2008   12/18/2008     0.75%    1.15%    10.75     10.75         3,019          32,465     1.80%      3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
             2010                  1.30%    2.65%    10.44     14.91       214,952       2,729,647    13.81%     15.35%      0.92%
             2009                  1.30%    2.65%     9.16     13.07       268,829       2,974,261    28.78%     30.53%      1.41%
             2008                  1.30%    2.65%     7.10     10.39       353,475       3,042,352   -40.91%    -40.11%      0.42%
             2007                  1.30%    2.65%    13.49     17.47       424,313       6,074,976     7.97%      9.44%      0.09%
             2006                  1.30%    2.65%    12.41     16.22       491,941       6,464,047    10.53%     12.04%      0.17%
MFS VIT GROWTH INITIAL CLASS
             2010                  1.40%    2.35%    12.39     17.93       252,322       3,148,241    12.66%     13.73%      0.12%
             2009                  1.40%    2.35%    10.90     15.88       298,447       3,274,416    34.48%     35.76%      0.32%
             2008                  1.40%    2.35%     8.03     11.79       378,142       3,066,522   -38.87%    -38.29%      0.24%
             2007                  1.40%    2.35%    13.00     19.24       517,426       6,774,625    18.60%     19.49%      0.00%
             2006                  1.40%    2.15%    10.88     16.22       687,510       7,517,503     5.60%      6.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
             2010                  0.65%    2.80%     6.13     17.99     1,377,501      14,515,038    11.85%     14.16%      0.00%
             2009                  0.75%    2.80%     5.43     15.94     1,133,560      10,054,060    33.74%     35.76%      0.03%
             2008                  1.15%    2.65%     4.02     11.82       934,809       6,038,525   -39.18%    -38.35%      0.00%
             2007                  1.30%    2.65%     6.56     18.98     1,044,638      10,822,665    17.71%     19.31%      0.00%
             2006                  1.30%    2.65%     5.52     16.05     1,182,456      10,083,571     5.01%      6.22%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
             2010                  1.40%    2.35%    13.25     15.28       930,794      14,141,260     7.38%      8.40%      2.78%
             2009                  1.40%    2.35%    12.25     14.10     1,122,524      15,719,007    15.29%     16.39%      3.99%
             2008                  1.40%    2.35%    10.55     12.11     1,434,962      17,288,570   -23.95%    -23.22%      3.27%
             2007                  1.40%    2.35%    13.76     15.77     1,988,068      31,231,708     1.79%      2.77%      2.67%
             2006                  1.40%    2.35%    13.42     15.35     2,647,641      40,422,820     9.30%     10.34%      2.40%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                        TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN SERVICE CLASS
             2010                  0.65%    2.85%   $ 9.89    $14.10    26,324,559  $  320,891,076     6.55%      8.92%      2.53%
             2009                  0.65%    2.85%     9.17     13.04    25,879,249     296,846,148    14.42%     16.96%      3.36%
             2008                  0.65%    2.85%     8.32     11.24    25,474,232     256,544,245   -24.51%    -23.17%      2.88%
             2007                  1.10%    2.85%    11.02     14.67    25,882,431     346,662,283     1.01%      2.75%      2.31%
             2006                  1.15%    2.85%    10.91     14.31    24,265,011     322,763,764     8.49%     10.24%      2.04%
MFS VIT UTILITIES INITIAL CLASS
             2010                  1.40%    2.35%    20.57     31.41       528,719      12,359,268    11.17%     12.23%      3.15%
             2009                  1.40%    2.35%    18.36     28.19       886,526      18,430,756    30.12%     31.37%      5.42%
             2008                  1.40%    2.35%    14.01     21.62       995,022      15,767,161   -39.12%    -38.54%      1.59%
             2007                  1.40%    2.35%    22.83     35.45     1,272,814      32,805,573    25.18%     26.12%      1.00%
             2006                  1.40%    2.15%    18.14     28.32     1,684,550      34,300,683    28.47%     29.44%      2.06%
MFS VIT UTILITIES SERVICE CLASS
             2010                  0.65%    2.85%    11.62     31.03     9,659,921     176,418,368    10.32%     12.77%      3.03%
             2009                  0.65%    2.85%    10.41     27.90    10,128,784     167,168,663    29.14%     32.01%      5.05%
             2008                  0.65%    2.85%     8.88     21.44    12,430,632     159,125,862   -39.56%    -38.49%      1.28%
             2007                  1.10%    2.85%    14.44     35.18    12,469,463     266,499,134    23.97%     26.10%      0.71%
             2006                  1.15%    2.85%    13.90     28.15     8,120,398     137,578,687    27.34%     29.34%      1.71%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
             2010                  0.65%    1.65%    20.24     20.67        61,149       1,257,711    20.61%     21.82%      0.00%
             2009                  0.65%    1.65%    16.95     16.95        41,902         709,340    63.92%     63.92%      0.00%
             2008   12/22/2008     0.75%    0.75%    10.34     10.34           845           8,735     2.74%      2.74%      0.00%
NB AMT MID-CAP GROWTH I CLASS
             2010                  1.15%    2.80%    12.49     19.87     3,131,370      53,220,622    25.54%     27.62%      0.00%
             2009                  1.15%    2.80%     9.79     15.59     3,722,577      49,806,670    27.96%     30.09%      0.00%
             2008                  1.15%    2.80%     7.52     12.00     4,977,879      51,364,563   -44.94%    -44.02%      0.00%
             2007                  1.15%    2.80%    14.26     21.59     6,187,385     114,623,693    19.15%     21.01%      0.00%
             2006                  1.25%    2.80%    12.42     17.95     5,831,644      90,256,338    11.64%     13.27%      0.00%
NB AMT REGENCY I CLASS
             2010                  1.15%    2.85%    10.63     19.29     3,131,986      55,143,709    22.64%     24.74%      0.68%
             2009                  1.15%    2.85%     8.61     15.57     3,960,978      56,317,829    42.44%     44.88%      1.67%
             2008                  1.15%    2.85%     6.01     10.69     5,282,840      52,195,507   -47.35%    -46.44%      1.13%
             2007                  1.15%    2.85%    11.29     20.14     6,588,064     122,165,598     0.40%      2.12%      0.43%
             2006                  1.15%    2.85%    11.82     19.90     7,198,734     132,629,385     8.04%      9.78%      0.41%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
             2010                  0.65%    2.20%    17.26     17.69       218,942       3,814,587    13.64%     14.95%      0.82%
             2009                  0.65%    1.80%    15.22     15.22        82,118       1,260,958    37.09%     37.09%      0.17%
             2008   12/26/2008     1.65%    1.65%    11.10     11.10           916          10,166     3.71%      3.71%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
             2010                  0.65%    2.80%    14.99     15.53       774,132      11,842,341    20.82%     23.44%     15.68%
             2009     7/1/2009     0.65%    2.80%    12.41     12.58       331,446       4,144,190     3.62%     29.90%      6.63%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2010                  1.30%    2.65%    11.08     13.33       247,720       2,883,922    -0.21%      1.14%      1.96%
             2009                  1.30%    2.65%    11.03     13.18       286,303       3,309,551    22.71%     24.38%      0.00%
             2008                  1.30%    2.65%     8.92     10.59       537,709       5,006,622   -19.24%    -18.15%      0.00%
             2007                  1.30%    2.65%    10.97     12.94       465,168       5,315,847    -2.96%     -1.88%      0.84%
             2006                  1.30%    2.40%    11.26     13.32       635,211       7,443,615     0.35%      1.46%      0.35%
PUTNAM VT GROWTH & INCOME CLASS IB
             2010                  1.30%    2.35%    10.89     13.41       175,377       2,005,396    11.72%     12.90%      1.61%
             2009                  1.30%    2.35%     9.71     11.98       217,059       2,203,940    26.80%     28.14%      3.12%
             2008                  1.30%    2.35%     7.63      9.43       332,327       2,633,726   -40.12%    -39.49%      2.24%
             2007                  1.30%    2.35%    12.68     15.72       432,588       5,673,498    -8.22%     -7.25%      1.33%
             2006                  1.30%    2.35%    13.77     17.31       518,444       7,357,174    13.39%     14.41%      1.54%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                 $  6,067,807   $  7,966,473
ABVPSF Growth and Income Class B                                         9,328,419     18,236,273
ABVPSF International Value Class B                                      65,072,955     10,223,659
ABVPSF Large Cap Growth Class B                                            182,640      3,076,539
ABVPSF Small/Mid Cap Value Class B                                      36,686,574     19,842,038
American Century VP Inflation Protection Class II                      139,554,485     46,194,601
American Funds Global Growth Class 2                                    49,431,299     27,810,883
American Funds Global Small Capitalization Class 2                      86,812,379     34,107,841
American Funds Growth Class 2                                          111,852,491    178,264,273
American Funds Growth-Income Class 2                                   173,685,402    150,628,938
American Funds International Class 2                                   100,186,070     64,185,524
BlackRock Global Allocation V.I. Class III                             380,472,225      3,511,442
Delaware VIP Diversified Income Service Class                          292,697,721     33,265,503
Delaware VIP Emerging Markets Service Class                             69,822,130     23,692,973
Delaware VIP High Yield Standard Class                                  10,667,590      7,591,558
Delaware VIP High Yield Service Class                                   98,300,927     62,843,820
Delaware VIP International Value Equity Standard Class                      15,574         74,041
Delaware VIP Limited-Term Diversified Income Service Class             307,589,835     18,564,938
Delaware VIP REIT Standard Class                                           423,673      1,163,647
Delaware VIP REIT Service Class                                         14,416,337     14,231,500
Delaware VIP Small Cap Value Standard Class                              1,365,716      3,215,757
Delaware VIP Small Cap Value Service Class                              29,941,588     42,040,377
Delaware VIP Smid Cap Growth Standard Class                              8,655,016        394,305
Delaware VIP Smid Cap Growth Service Class                              78,468,396      3,941,459
Delaware VIP Trend Standard Class                                        1,746,173     11,403,006
Delaware VIP Trend Service Class                                        10,222,108     86,661,502
Delaware VIP U.S. Growth Service Class                                  57,214,687      9,428,143
Delaware VIP Value Standard Class                                          272,341        863,766
Delaware VIP Value Service Class                                         9,748,027     15,951,064
DWS VIP Alternative Asset Allocation Plus Class B                       15,155,926      1,004,565
DWS VIP Equity 500 Index Class A                                           941,622      4,411,024

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index Class B                                      $  2,672,009   $  5,591,350
DWS VIP Small Cap Index Class A                                            261,559      1,804,792
DWS VIP Small Cap Index Class B                                          2,728,983      6,472,601
Fidelity VIP Contrafund Service Class 2                                 95,140,720     76,934,802
Fidelity VIP Equity-Income Initial Class                                   151,505      1,577,146
Fidelity VIP Equity-Income Service Class 2                                 820,223     10,171,913
Fidelity VIP Growth Initial Class                                          194,069      1,191,798
Fidelity VIP Growth Service Class 2                                     16,514,910     13,517,197
Fidelity VIP Mid Cap Service Class 2                                    80,891,346     17,241,691
Fidelity VIP Overseas Initial Class                                        115,159        615,628
Fidelity VIP Overseas Service Class 2                                   11,900,514      9,544,243
FTVIPT Franklin Income Securities Class 2                              104,854,662     50,535,934
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 22,770,905     14,288,494
FTVIPT Mutual Shares Securities Class 2                                148,093,021     11,730,223
FTVIPT Templeton Global Bond Securities Class 2                         51,340,434     97,905,174
FTVIPT Templeton Growth Securities Class 2                               4,553,937     16,202,750
Goldman Sachs VIT Large Cap Value Service Class                         65,250,812        215,696
Invesco V.I. Capital Appreciation Series I                                  52,882        601,427
Invesco V.I. Capital Appreciation Series II                                110,138        407,835
Invesco V.I. Core Equity Series I                                          138,901      2,277,412
Invesco V.I. Core Equity Series II                                         143,472        496,489
Invesco V.I. International Growth Series I                                 113,636      1,050,986
Invesco V.I. International Growth Series II                                191,630        892,409
Janus Aspen Series Balanced Service Class                                2,230,867      6,169,392
Janus Aspen Series Enterprise Service Class                                189,870      1,999,793
Janus Aspen Series Worldwide Service Class                                 168,100        406,367
LVIP American Global Growth Service Class II                             2,497,637             68
LVIP American Global Small Capitalization Service Class II               3,231,169             --
LVIP American Growth Service Class II                                   12,017,619             --
LVIP American Growth-Income Service Class II                             8,341,179             --
LVIP American International Service Class II                             5,816,616             67
LVIP Baron Growth Opportunities Service Class                           15,624,750      7,471,066
LVIP BlackRock Inflation Protected Bond Service Class                   14,202,264        136,374
LVIP Capital Growth Service Class                                       71,478,206      6,085,456
LVIP Cohen & Steers Global Real Estate Service Class                    15,401,533      8,119,350
LVIP Columbia Value Opportunities Service Class                          7,582,597      2,385,664
LVIP Delaware Bond Standard Class                                       22,048,414     49,554,000
LVIP Delaware Bond Service Class                                       507,863,008     17,544,631
LVIP Delaware Diversified Floating Rate Service Class                   11,878,774             --
LVIP Delaware Foundation Aggressive Allocation Standard Class              405,120      3,422,975
LVIP Delaware Foundation Aggressive Allocation Service Class             5,427,258     13,729,694
LVIP Delaware Growth and Income Service Class                            7,593,354      4,901,168
LVIP Delaware Social Awareness Standard Class                              260,173      2,444,314
LVIP Delaware Social Awareness Service Class                             3,208,709      8,520,939
LVIP Delaware Special Opportunities Service Class                       14,233,497      3,534,546
LVIP Global Income Service Class                                       172,952,405      2,171,039
LVIP Janus Capital Appreciation Standard Class                             263,996        552,549
LVIP Janus Capital Appreciation Service Class                           12,679,535      9,837,567
LVIP JPMorgan High Yield Service Class                                   3,174,482         13,815
LVIP MFS International Growth Service Class                             47,310,449     13,169,622
LVIP MFS Value Service Class                                           146,428,382      3,849,317
LVIP Mid-Cap Value Service Class                                        15,227,445      4,969,575
LVIP Mondrian International Value Standard Class                         1,121,646      5,022,696
LVIP Mondrian International Value Service Class                         16,684,875     15,303,706
LVIP Money Market Standard Class                                        28,112,691     66,086,363
LVIP Money Market Service Class                                        203,919,849    286,450,552
LVIP SSgA Bond Index Service Class                                     456,750,227     16,411,240
LVIP SSgA Conservative Index Allocation Service Class                    2,705,398         19,221
LVIP SSgA Conservative Structured Allocation Service Class               9,924,880            624
LVIP SSgA Developed International 150 Service Class                     62,438,949      1,585,076
LVIP SSgA Emerging Markets 100 Service Class                            67,456,481     12,325,896

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
SUBACCOUNT                                                              PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------

LVIP SSgA Global Tactical Allocation Service Class                    $ 14,956,500   $  9,451,742
LVIP SSgA International Index Service Class                            100,223,470      9,572,057
LVIP SSgA Large Cap 100 Service Class                                  122,160,059     10,672,618
LVIP SSgA Moderate Index Allocation Service Class                        3,927,533            453
LVIP SSgA Moderate Structured Allocation Service Class                  27,064,914            413
LVIP SSgA Moderately Aggressive Index Allocation Service Class           4,636,909            131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     15,688,184             --
LVIP SSgA S&P 500 Index Standard Class                                     849,157        628,891
LVIP SSgA S&P 500 Index Service Class                                  167,232,325     11,831,314
LVIP SSgA Small-Cap Index Service Class                                 49,452,098     12,042,445
LVIP SSgA Small-Mid Cap 200 Service Class                               49,927,334     15,829,093
LVIP T. Rowe Price Growth Stock Service Class                           27,816,780      9,293,357
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                691,063        623,103
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              14,753,514      5,775,411
LVIP Templeton Growth Service Class                                     27,297,036      7,462,242
LVIP Turner Mid-Cap Growth Service Class                                12,860,395      3,318,912
LVIP Wells Fargo Intrinsic Value Service Class                           4,151,221      7,391,604
LVIP Wilshire 2010 Profile Service Class                                 1,093,554      2,471,024
LVIP Wilshire 2020 Profile Service Class                                 2,735,322      2,014,686
LVIP Wilshire 2030 Profile Service Class                                 1,724,084      2,938,028
LVIP Wilshire 2040 Profile Service Class                                 1,918,878      1,572,248
LVIP Wilshire Conservative Profile Service Class                       100,016,276     53,023,360
LVIP Wilshire Moderate Profile Service Class                           170,091,498     63,836,022
LVIP Wilshire Moderately Aggressive Profile Service Class               96,088,891     42,669,747
Lord Abbett Fundamental Equity Class VC                                  4,531,721        726,276
MFS VIT Core Equity Service Class                                           57,968        689,477
MFS VIT Growth Initial Class                                                19,720        565,040
MFS VIT Growth Service Class                                             4,876,445      2,292,597
MFS VIT Total Return Initial Class                                         537,200      3,058,667
MFS VIT Total Return Service Class                                      32,840,275     29,021,032
MFS VIT Utilities Initial Class                                            626,982      7,563,574
MFS VIT Utilities Service Class                                         21,893,463     28,758,862
Morgan Stanley UIF Capital Growth Class II                                 595,607        286,455
NB AMT Mid-Cap Growth I Class                                            1,885,514     11,155,470
NB AMT Regency I Class                                                   2,390,004     15,584,764
Oppenheimer Global Securities Service Class                              2,408,572        290,094
PIMCO VIT Commodity Real Return Advisor Class                            9,877,647      2,748,399
Putnam VT Global Health Care Class IB                                      231,215        668,364
Putnam VT Growth & Income Class IB                                         119,124        543,172

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   1,550,970   $18.99   $   29,452,922   $   25,056,874
ABVPSF Growth and Income Class B                                        9,047,647    17.01      153,900,475      175,664,292
ABVPSF International Value Class B                                     12,001,926    14.77      177,268,453      193,151,432
ABVPSF Large Cap Growth Class B                                           478,731    27.08       12,964,047       11,574,592
ABVPSF Small/Mid Cap Value Class B                                      8,899,255    16.87      150,130,429      127,484,811
American Century VP Inflation Protection Class II                      44,559,622    11.09      494,166,212      472,863,630
American Funds Global Growth Class 2                                   15,434,744    21.48      331,538,292      309,511,021
American Funds Global Small Capitalization Class 2                     19,035,219    21.35      406,401,930      352,820,922
American Funds Growth Class 2                                          35,795,077    54.34    1,945,104,462    1,796,515,700
American Funds Growth-Income Class 2                                   57,403,504    34.25    1,966,070,007    1,914,689,767
American Funds International Class 2                                   42,508,787    17.98      764,307,994      739,992,539
BlackRock Global Allocation V.I. Class III                             42,538,925    14.49      616,389,023      573,660,717
Delaware VIP Diversified Income Service Class                          88,881,909    11.22      997,255,020      912,922,423
Delaware VIP Emerging Markets Service Class                            14,125,201    22.13      312,590,699      264,796,309

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                                  1,924,374   $ 6.04   $   11,623,217   $   10,582,661
Delaware VIP High Yield Service Class                                  53,142,935     6.02      319,920,469      282,880,599
Delaware VIP International Value Equity Standard Class                     31,538    10.61          334,619          448,120
Delaware VIP Limited-Term Diversified Income Service Class             65,144,998    10.09      657,313,026      643,171,255
Delaware VIP REIT Standard Class                                          556,420     9.58        5,330,507        6,882,261
Delaware VIP REIT Service Class                                        11,537,195     9.58      110,526,327      142,127,723
Delaware VIP Small Cap Value Standard Class                               298,057    31.96        9,525,890        6,995,569
Delaware VIP Small Cap Value Service Class                              9,709,535    31.89      309,637,070      261,974,711
Delaware VIP Smid Cap Growth Standard Class                               424,822    22.22        9,439,536        8,298,382
Delaware VIP Smid Cap Growth Service Class                              3,915,964    21.65       84,780,627       75,046,871
Delaware VIP U.S. Growth Service Class                                 15,466,134     8.05      124,502,378      104,830,752
Delaware VIP Value Standard Class                                         374,971    16.49        6,183,266        6,300,172
Delaware VIP Value Service Class                                        7,596,030    16.47      125,106,621      130,650,948
DWS VIP Alternative Asset Allocation Plus Class B                       1,343,989    13.84       18,600,811       17,394,295
DWS VIP Equity 500 Index Class A                                        1,881,290    13.17       24,776,584       22,245,011
DWS VIP Equity 500 Index Class B                                        2,659,454    13.17       35,025,009       32,570,811
DWS VIP Small Cap Index Class A                                           576,123    12.41        7,149,686        6,828,736
DWS VIP Small Cap Index Class B                                         1,328,876    12.40       16,478,059       16,468,287
Fidelity VIP Contrafund Service Class 2                                39,940,429    23.49      938,200,679      950,103,795
Fidelity VIP Equity-Income Initial Class                                  367,674    19.02        6,993,151        8,308,563
Fidelity VIP Equity-Income Service Class 2                              2,426,420    18.75       45,495,370       53,177,585
Fidelity VIP Growth Initial Class                                         152,418    37.09        5,653,197        6,491,114
Fidelity VIP Growth Service Class 2                                     1,980,659    36.72       72,729,806       65,556,473
Fidelity VIP Mid Cap Service Class 2                                   12,565,829    32.13      403,740,103      353,601,659
Fidelity VIP Overseas Initial Class                                       136,274    16.77        2,285,321        2,393,385
Fidelity VIP Overseas Service Class 2                                   5,236,166    16.62       87,025,083       88,569,125
FTVIPT Franklin Income Securities Class 2                              33,661,292    14.82      498,860,342      498,843,342
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 5,362,905    21.53      115,463,343       98,486,117
FTVIPT Mutual Shares Securities Class 2                                31,889,486    15.95      508,637,307      494,693,232
FTVIPT Templeton Global Bond Securities Class 2                        34,068,581    19.49      663,996,655      573,055,300
FTVIPT Templeton Growth Securities Class 2                              5,754,363    11.01       63,355,539       74,064,956
Goldman Sachs VIT Large Cap Value Service Class                         9,207,095    10.23       94,188,587       85,322,671
Invesco V.I. Capital Appreciation Series I                                135,953    23.30        3,167,707        3,514,679
Invesco V.I. Capital Appreciation Series II                                73,494    22.92        1,684,479        1,785,108
Invesco V.I. Core Equity Series I                                         393,904    27.03       10,647,234        9,823,317
Invesco V.I. Core Equity Series II                                        142,030    26.82        3,809,256        3,498,248
Invesco V.I. International Growth Series I                                133,880    28.69        3,841,028        2,511,705
Invesco V.I. International Growth Series II                               120,371    28.35        3,412,517        2,565,207
Janus Aspen Series Balanced Service Class                                 814,222    29.42       23,954,408       20,671,032
Janus Aspen Series Enterprise Service Class                               218,130    37.53        8,186,405        5,975,711
Janus Aspen Series Worldwide Service Class                                 63,529    29.80        1,893,160        1,701,988
LVIP American Global Growth Service Class II                              204,557    12.46        2,549,397        2,497,585
LVIP American Global Small Capitalization Service Class II                255,570    12.85        3,284,591        3,231,272
LVIP American Growth Service Class II                                     971,569    12.58       12,222,342       12,019,111
LVIP American Growth-Income Service Class II                              691,293    12.26        8,475,943        8,341,515
LVIP American International Service Class II                              477,233    12.36        5,896,216        5,816,898
LVIP Baron Growth Opportunities Service Class                           2,908,707    30.27       88,046,566       71,824,715
LVIP BlackRock Inflation Protected Bond Service Class                   1,383,663    10.13       14,013,741       14,053,136
LVIP Capital Growth Service Class                                       5,678,755    25.56      145,143,291      116,932,438
LVIP Cohen & Steers Global Real Estate Service Class                    9,774,582     7.44       72,674,014       64,304,837
LVIP Columbia Value Opportunities Service Class                         1,432,208    10.53       15,075,418       12,482,093
LVIP Delaware Bond Standard Class                                      14,827,587    13.70      203,063,801      192,385,507
LVIP Delaware Bond Service Class                                      109,247,513    13.70    1,496,363,181    1,445,272,459
LVIP Delaware Diversified Floating Rate Service Class                   1,177,577    10.09       11,877,043       11,878,298
LVIP Delaware Foundation Aggressive Allocation Standard Class           1,051,916    12.38       13,018,509       13,882,037
LVIP Delaware Foundation Aggressive Allocation Service Class            2,402,254    12.37       29,718,286       30,824,481
LVIP Delaware Growth and Income Service Class                           1,227,267    28.93       35,502,391       34,218,940
LVIP Delaware Social Awareness Standard Class                             405,807    30.57       12,406,734       10,963,629
LVIP Delaware Social Awareness Service Class                            1,613,218    30.52       49,240,242       45,757,810
LVIP Delaware Special Opportunities Service Class                         685,451    39.29       26,929,988       22,498,117
LVIP Global Income Service Class                                       20,293,619    11.59      235,182,745      228,350,803

                                                                                      NET
                                                                         SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                               OWNED       VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------------------
LVIP Janus Capital Appreciation Standard Class                            131,406   $21.50   $    2,825,619   $    2,394,495
LVIP Janus Capital Appreciation Service Class                           2,980,657    21.35       63,634,037       54,128,148
LVIP JPMorgan High Yield Service Class                                    305,866    10.37        3,171,835        3,160,360
LVIP MFS International Growth Service Class                             7,738,801    12.52       96,858,831       88,878,435
LVIP MFS Value Service Class                                           17,953,882    22.80      409,366,474      358,070,132
LVIP Mid-Cap Value Service Class                                        2,877,809    14.18       40,810,224       33,506,540
LVIP Mondrian International Value Standard Class                        1,452,691    15.45       22,439,723       23,666,643
LVIP Mondrian International Value Service Class                         7,220,401    15.44      111,490,217      119,265,310
LVIP Money Market Standard Class                                        6,669,078    10.00       66,690,777       66,690,772
LVIP Money Market Service Class                                        34,355,205    10.00      343,552,049      343,552,040
LVIP SSgA Bond Index Service Class                                     86,390,257    10.98      948,478,634      924,357,476
LVIP SSgA Conservative Index Allocation Service Class                     257,193    10.51        2,703,359        2,686,375
LVIP SSgA Conservative Structured Allocation Service Class                955,531    10.46        9,998,682        9,924,380
LVIP SSgA Developed International 150 Service Class                    16,161,347     8.55      138,244,165      117,228,610
LVIP SSgA Emerging Markets 100 Service Class                           12,057,943    13.96      168,340,941      121,995,908
LVIP SSgA Global Tactical Allocation Service Class                      6,237,888    10.32       64,343,813       68,755,776
LVIP SSgA International Index Service Class                            25,022,671     7.93      198,529,872      172,449,794
LVIP SSgA Large Cap 100 Service Class                                  27,976,368    10.34      289,275,649      230,922,078
LVIP SSgA Moderate Index Allocation Service Class                         370,745    10.72        3,975,865        3,927,099
LVIP SSgA Moderate Structured Allocation Service Class                  2,573,231    10.63       27,343,157       27,065,966
LVIP SSgA Moderately Aggressive Index Allocation Service Class            430,227    10.86        4,673,551        4,636,806
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     1,457,423    10.92       15,919,430       15,700,723
LVIP SSgA S&P 500 Index Standard Class                                    228,344     8.82        2,012,856        1,677,747
LVIP SSgA S&P 500 Index Service Class                                  47,555,704     8.82      419,441,313      353,141,230
LVIP SSgA Small-Cap Index Service Class                                 6,866,800    17.91      122,970,660       96,395,855
LVIP SSgA Small-Mid Cap 200 Service Class                               7,381,169    12.86       94,907,064       72,698,115
LVIP T. Rowe Price Growth Stock Service Class                           4,025,600    17.65       71,067,939       59,037,131
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               199,687    14.43        2,881,488        2,121,042
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              3,350,163    14.17       47,475,160       36,748,797
LVIP Templeton Growth Service Class                                     4,013,036    25.51      102,380,570      102,893,094
LVIP Turner Mid-Cap Growth Service Class                                2,636,509    11.18       29,470,899       25,836,065
LVIP Wells Fargo Intrinsic Value Service Class                          2,058,971    13.35       27,483,144       26,695,555
LVIP Wilshire 2010 Profile Service Class                                  814,596    10.56        8,599,695        7,332,355
LVIP Wilshire 2020 Profile Service Class                                1,777,968    10.22       18,174,391       15,584,583
LVIP Wilshire 2030 Profile Service Class                                1,051,787    10.16       10,684,055        8,819,554
LVIP Wilshire 2040 Profile Service Class                                  639,188     9.69        6,193,731        5,012,671
LVIP Wilshire Conservative Profile Service Class                       31,484,084    12.03      378,847,970      348,157,559
LVIP Wilshire Moderate Profile Service Class                           90,383,018    11.93    1,077,817,488    1,015,405,769
LVIP Wilshire Moderately Aggressive Profile Service Class              56,929,577    11.42      650,249,634      642,475,823
Lord Abbett Fundamental Equity Class VC                                   564,945    17.66        9,976,924        8,111,133
MFS VIT Core Equity Service Class                                         175,098    15.59        2,729,770        2,174,201
MFS VIT Growth Initial Class                                              127,516    24.69        3,148,374        3,420,992
MFS VIT Growth Service Class                                              597,781    24.27       14,508,145       11,417,264
MFS VIT Total Return Initial Class                                        755,737    18.71       14,139,835       13,984,643
MFS VIT Total Return Service Class                                     17,386,842    18.48      321,308,840      321,092,395
MFS VIT Utilities Initial Class                                           488,933    25.27       12,355,335       10,692,416
MFS VIT Utilities Service Class                                         7,069,900    24.95      176,394,007      169,954,577
Morgan Stanley UIF Capital Growth Class II                                 61,684    20.39        1,257,742          954,928
NB AMT Mid-Cap Growth I Class                                           1,941,303    27.42       53,230,537       37,512,567
NB AMT Regency I Class                                                  3,590,462    15.36       55,149,491       49,253,275
Oppenheimer Global Securities Service Class                               126,987    30.04        3,814,702        3,292,040
PIMCO VIT Commodity Real Return Advisor Class                           1,307,420     9.06       11,845,225       11,086,744
Putnam VT Global Health Care Class IB                                     235,626    12.24        2,884,064        2,726,515
Putnam VT Growth & Income Class IB                                        123,566    16.23        2,005,482        2,466,795

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  1,085,618    (1,453,893)      (368,275)
ABVPSF Growth and Income Class B                                       2,893,477    (3,444,490)      (551,013)
ABVPSF International Value Class B                                    13,016,765    (5,190,691)     7,826,074
ABVPSF Large Cap Growth Class B                                           63,884      (451,420)      (387,536)
ABVPSF Small/Mid Cap Value Class B                                     3,922,325    (2,782,329)     1,139,996
American Century VP Inflation Protection Class II                     20,682,401   (12,718,173)     7,964,228
American Funds Global Growth Class 2                                   7,319,108    (5,447,184)     1,871,924
American Funds Global Small Capitalization Class 2                    10,007,335    (5,427,981)     4,579,354
American Funds Growth Class 2                                         26,558,548   (30,318,423)    (3,759,875)
American Funds Growth-Income Class 2                                  35,327,133   (29,383,120)     5,944,013
American Funds International Class 2                                  13,001,343   (11,025,063)     1,976,280
BlackRock Global Allocation V.I. Class III                            39,714,371    (7,791,528)    31,922,843
Delaware VIP Diversified Income Service Class                         32,856,279   (15,799,052)    17,057,227
Delaware VIP Emerging Markets Service Class                            7,077,601    (4,194,784)     2,882,817
Delaware VIP High Yield Standard Class                                   700,762      (524,846)       175,916
Delaware VIP High Yield Service Class                                  9,015,344    (7,627,782)     1,387,562
Delaware VIP International Value Equity Standard Class                       158        (4,463)        (4,305)
Delaware VIP Limited-Term Diversified Income Service Class            38,717,379   (14,214,150)    24,503,229
Delaware VIP REIT Standard Class                                          15,961       (50,539)       (34,578)
Delaware VIP REIT Service Class                                        2,522,529    (2,318,799)       203,730
Delaware VIP Small Cap Value Standard Class                               67,880      (146,245)       (78,365)
Delaware VIP Small Cap Value Service Class                             5,701,619    (5,852,076)      (150,457)
Delaware VIP Smid Cap Growth Standard Class                              460,962       (18,895)       442,067
Delaware VIP Smid Cap Growth Service Class                             6,393,268      (523,650)     5,869,618
Delaware VIP Trend Standard Class                                         92,555      (624,372)      (531,817)
Delaware VIP Trend Service Class                                       1,329,068    (7,551,061)    (6,221,993)
Delaware VIP U.S. Growth Service Class                                 7,789,330    (2,446,332)     5,342,998
Delaware VIP Value Standard Class                                         23,936       (75,462)       (51,526)
Delaware VIP Value Service Class                                       2,216,516    (2,719,882)      (503,366)
DWS VIP Alternative Asset Allocation Plus Class B                      1,533,502      (342,584)     1,190,918
DWS VIP Equity 500 Index Class A                                          75,716      (484,165)      (408,449)
DWS VIP Equity 500 Index Class B                                         368,432      (631,043)      (262,611)
DWS VIP Small Cap Index Class A                                           15,199      (114,832)       (99,633)
DWS VIP Small Cap Index Class B                                          326,127      (629,559)      (303,432)
Fidelity VIP Contrafund Service Class 2                               15,939,049   (13,389,766)     2,549,283
Fidelity VIP Equity-Income Initial Class                                   6,042      (134,471)      (128,429)
Fidelity VIP Equity-Income Service Class 2                               125,441      (956,956)      (831,515)
Fidelity VIP Growth Initial Class                                         22,418      (131,374)      (108,956)
Fidelity VIP Growth Service Class 2                                    2,686,129    (2,498,304)       187,825
Fidelity VIP Mid Cap Service Class 2                                  12,109,804    (6,924,983)     5,184,821
Fidelity VIP Overseas Initial Class                                        8,678       (51,363)       (42,685)
Fidelity VIP Overseas Service Class 2                                  2,044,756    (1,800,939)       243,817
FTVIPT Franklin Income Securities Class 2                             15,131,221   (12,193,691)     2,937,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                3,449,782    (2,914,212)       535,570
FTVIPT Mutual Shares Securities Class 2                               24,210,922    (8,573,301)    15,637,621
FTVIPT Templeton Global Bond Securities Class 2                        8,467,491   (11,625,967)    (3,158,476)
FTVIPT Templeton Growth Securities Class 2                               799,205    (1,764,135)      (964,930)
Goldman Sachs VIT Large Cap Value Service Class                        5,707,729      (389,772)     5,317,957
Invesco V.I. Capital Appreciation Series I                                 8,705      (104,729)       (96,024)
Invesco V.I. Capital Appreciation Series II                               10,718       (41,671)       (30,953)
Invesco V.I. Core Equity Series I                                         10,038      (248,089)      (238,051)
Invesco V.I. Core Equity Series II                                        13,151       (45,144)       (31,993)
Invesco V.I. International Growth Series I                                 3,939       (76,820)       (72,881)
Invesco V.I. International Growth Series II                               15,001       (55,249)       (40,248)
Janus Aspen Series Balanced Service Class                                148,265      (424,010)      (275,745)
Janus Aspen Series Enterprise Service Class                               20,048      (126,311)      (106,263)
Janus Aspen Series Worldwide Service Class                                15,834       (37,502)       (21,668)
LVIP American Global Growth Service Class II                             215,949           (54)       215,895
LVIP American Global Small Capitalization Service Class II               273,922        (1,036)       272,886

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                                  1,013,881       (11,077)     1,002,804
LVIP American Growth-Income Service Class II                             722,088        (5,270)       716,818
LVIP American International Service Class II                             494,640        (2,939)       491,701
LVIP Baron Growth Opportunities Service Class                          3,348,885    (2,384,227)       964,658
LVIP BlackRock Inflation Protected Bond Service Class                  1,474,855       (73,613)     1,401,242
LVIP Capital Growth Service Class                                     10,151,580    (2,264,483)     7,887,097
LVIP Cohen & Steers Global Real Estate Service Class                   4,759,288    (3,533,472)     1,225,816
LVIP Columbia Value Opportunities Service Class                        1,337,472      (664,401)       673,071
LVIP Delaware Bond Standard Class                                      1,632,534    (3,814,956)    (2,182,422)
LVIP Delaware Bond Service Class                                      55,026,043   (19,469,385)    35,556,658
LVIP Delaware Diversified Floating Rate Service Class                  1,314,659       (86,272)     1,228,387
LVIP Delaware Foundation Aggressive Allocation Standard Class             20,681      (252,900)      (232,219)
LVIP Delaware Foundation Aggressive Allocation Service Class             580,632    (1,274,499)      (693,867)
LVIP Delaware Growth and Income Service Class                          1,224,078      (902,407)       321,671
LVIP Delaware Social Awareness Standard Class                             36,556      (192,101)      (155,545)
LVIP Delaware Social Awareness Service Class                             772,638    (1,059,421)      (286,783)
LVIP Delaware Special Opportunities Service Class                      2,355,302    (1,008,452)     1,346,850
LVIP Global Income Service Class                                      18,503,099    (3,326,368)    15,176,731
LVIP Janus Capital Appreciation Standard Class                            28,207       (49,588)       (21,381)
LVIP Janus Capital Appreciation Service Class                          1,803,924    (1,503,050)       300,874
LVIP JPMorgan High Yield Service Class                                   311,018       (10,162)       300,856
LVIP MFS International Growth Service Class                            8,220,808    (3,827,512)     4,393,296
LVIP MFS Value Service Class                                          23,585,825    (5,361,811)    18,224,014
LVIP Mid-Cap Value Service Class                                       3,151,793    (1,667,491)     1,484,302
LVIP Mondrian International Value Standard Class                          85,401      (327,403)      (242,002)
LVIP Mondrian International Value Service Class                        2,413,705    (2,234,437)       179,268
LVIP Money Market Standard Class                                       4,768,704    (8,111,422)    (3,342,718)
LVIP Money Market Service Class                                       38,621,313   (46,108,576)    (7,487,263)
LVIP SSgA Bond Index Service Class                                    53,021,842   (13,685,328)    39,336,514
LVIP SSgA Conservative Index Allocation Service Class                    287,801        (5,413)       282,388
LVIP SSgA Conservative Structured Allocation Service Class             1,056,130       (35,989)     1,020,141
LVIP SSgA Developed International 150 Service Class                    9,717,760    (2,577,338)     7,140,422
LVIP SSgA Emerging Markets 100 Service Class                           8,393,017    (3,794,619)     4,598,398
LVIP SSgA Global Tactical Allocation Service Class                     1,941,400    (1,408,331)       533,069
LVIP SSgA International Index Service Class                           16,950,024    (5,161,034)    11,788,990
LVIP SSgA Large Cap 100 Service Class                                 17,104,763    (5,668,281)    11,436,482
LVIP SSgA Moderate Index Allocation Service Class                        387,697          (907)       386,790
LVIP SSgA Moderate Structured Allocation Service Class                 2,768,223       (61,399)     2,706,824
LVIP SSgA Moderately Aggressive Index Allocation Service Class           542,516          (304)       542,212
LVIP SSgA Moderately Aggressive Structured Allocation Service Class    1,614,010      (130,775)     1,483,235
LVIP SSgA S&P 500 Index Standard Class                                   121,009       (93,768)        27,241
LVIP SSgA S&P 500 Index Service Class                                 26,045,045    (8,056,517)    17,988,528
LVIP SSgA Small-Cap Index Service Class                                9,539,452    (4,616,922)     4,922,530
LVIP SSgA Small-Mid Cap 200 Service Class                              5,930,468    (3,016,757)     2,913,711
LVIP T. Rowe Price Growth Stock Service Class                          4,878,925    (2,571,450)     2,307,475
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               51,533       (46,552)         4,981
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,664,203      (952,172)       712,031
LVIP Templeton Growth Service Class                                    5,920,732    (3,263,039)     2,657,693
LVIP Turner Mid-Cap Growth Service Class                               1,961,405      (891,347)     1,070,058
LVIP Wells Fargo Intrinsic Value Service Class                           752,803    (1,109,373)      (356,570)
LVIP Wilshire 2010 Profile Service Class                                 129,836      (260,632)      (130,796)
LVIP Wilshire 2020 Profile Service Class                                 349,888      (253,795)        96,093
LVIP Wilshire 2030 Profile Service Class                                 204,204      (337,223)      (133,019)
LVIP Wilshire 2040 Profile Service Class                                 254,851      (198,822)        56,029
LVIP Wilshire Conservative Profile Service Class                      13,472,502    (9,964,020)     3,508,482
LVIP Wilshire Moderate Profile Service Class                          26,042,915   (17,670,152)     8,372,763
LVIP Wilshire Moderately Aggressive Profile Service Class             14,245,677    (9,948,514)     4,297,163
Lord Abbett Fundamental Equity Class VC                                  362,842       (87,204)       275,638
MFS VIT Core Equity Service Class                                          3,664       (57,541)       (53,877)
MFS VIT Growth Initial Class                                               3,977       (50,102)       (46,125)
MFS VIT Growth Service Class                                             669,186      (425,245)       243,941
MFS VIT Total Return Initial Class                                        20,729      (212,459)      (191,730)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                     6,329,473    (5,884,163)       445,310
MFS VIT Utilities Initial Class                                           25,247      (383,054)      (357,807)
MFS VIT Utilities Service Class                                        2,714,593    (3,183,456)      (468,863)
Morgan Stanley UIF Capital Growth Class II                                35,383       (16,136)        19,247
NB AMT Mid-Cap Growth I Class                                            326,215      (917,422)      (591,207)
NB AMT Regency I Class                                                   383,025    (1,212,017)      (828,992)
Oppenheimer Global Securities Service Class                              162,561       (25,737)       136,824
PIMCO VIT Commodity Real Return Advisor Class                            807,187      (364,501)       442,686
Putnam VT Global Health Care Class IB                                     20,536       (59,119)       (38,583)
Putnam VT Growth & Income Class IB                                         9,063       (50,745)       (41,682)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                                12,699      (156,987)      (144,288)
Invesco V.I. Capital Appreciation Series II                               76,365      (148,866)       (72,501)
Invesco V.I. Core Equity Series I                                         31,519      (276,949)      (245,430)
Invesco V.I. Core Equity Series II                                        21,914      (111,386)       (89,472)
Invesco V.I. International Growth Series I                                10,883       (95,487)       (84,604)
Invesco V.I. International Growth Series II                               20,468       (79,647)       (59,179)
ABVPSF Global Thematic Growth Class B                                  2,051,800    (1,942,295)       109,505
ABVPSF Growth and Income Class B                                       3,564,852    (3,952,796)      (387,944)
ABVPSF International Value Class B                                     9,156,715    (8,794,534)       362,181
ABVPSF Large Cap Growth Class B                                          114,801      (625,285)      (510,484)
ABVPSF Small/Mid Cap Value Class B                                     3,075,237    (3,724,738)      (649,501)
American Century VP Inflation Protection Class II                     20,122,319    (8,787,665)    11,334,654
American Funds Global Growth Class 2                                   7,109,487    (8,572,725)    (1,463,238)
American Funds Global Small Capitalization Class 2                     9,257,832    (6,982,691)     2,275,141
American Funds Growth Class 2                                         43,820,266   (26,880,586)    16,939,680
American Funds Growth-Income Class 2                                  48,658,004   (26,969,791)    21,688,213
American Funds International Class 2                                  10,742,728   (17,453,198)    (6,710,470)
BlackRock Global Allocation V.I. Class III                            19,088,726    (1,465,278)    17,623,448
Delaware VIP Diversified Income Service Class                         29,854,212   (12,029,835)    17,824,377
Delaware VIP Emerging Markets Service Class                            5,518,397    (6,597,643)    (1,079,246)
Delaware VIP High Yield Standard Class                                   315,528      (603,686)      (288,158)
Delaware VIP High Yield Service Class                                 12,025,876   (10,251,240)     1,774,636
Delaware VIP International Value Equity Standard Class                         9       (11,941)       (11,932)
Delaware VIP Limited-Term Diversified Income Service Class            33,925,422    (9,885,406)    24,040,016
Delaware VIP REIT Standard Class                                          18,621      (121,373)      (102,752)
Delaware VIP REIT Service Class                                        1,405,083    (3,476,780)    (2,071,697)
Delaware VIP Small Cap Value Standard Class                               21,668      (203,727)      (182,059)
Delaware VIP Small Cap Value Service Class                             5,066,013    (8,204,897)    (3,138,884)
Delaware VIP Trend Standard Class                                         18,764      (163,977)      (145,213)
Delaware VIP Trend Service Class                                       1,237,102    (2,410,929)    (1,173,827)
Delaware VIP U.S. Growth Service Class                                 4,701,756    (1,222,133)     3,479,623
Delaware VIP Value Standard Class                                         30,322      (153,175)      (122,853)
Delaware VIP Value Service Class                                       3,741,595    (2,648,011)     1,093,584
DWS VIP Alternative Asset Allocation Plus Class B                        644,968      (359,663)       285,305
DWS VIP Equity 500 Index Class A                                         213,155      (714,332)      (501,177)
DWS VIP Equity 500 Index Class B                                         634,556      (828,109)      (193,553)
DWS VIP Small Cap Index Class A                                           39,899      (125,542)       (85,643)
DWS VIP Small Cap Index Class B                                          248,132      (776,606)      (528,474)
Fidelity VIP Contrafund Service Class 2                               22,176,213   (11,919,294)    10,256,919
Fidelity VIP Equity-Income Initial Class                                  29,282      (229,417)      (200,135)
Fidelity VIP Equity-Income Service Class 2                               420,667    (1,464,168)    (1,043,501)
Fidelity VIP Growth Initial Class                                         38,360      (168,846)      (130,486)
Fidelity VIP Growth Service Class 2                                    2,693,974    (3,035,355)      (341,381)
Fidelity VIP Mid Cap Service Class 2                                   9,554,461   (12,156,152)    (2,601,691)
Fidelity VIP Overseas Initial Class                                       14,086       (79,986)       (65,900)
Fidelity VIP Overseas Service Class 2                                  1,588,891    (2,644,162)    (1,055,271)
FTVIPT Franklin Income Securities Class 2                             16,746,396   (22,248,303)    (5,501,907)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                2,937,950    (3,228,940)      (290,990)
FTVIPT Mutual Shares Securities Class 2                               21,424,713   (15,380,474)     6,044,239
FTVIPT Templeton Global Bond Securities Class 2                       23,309,005   (11,522,075)    11,786,930
FTVIPT Templeton Growth Securities Class 2                               675,644    (3,675,267)    (2,999,623)
Goldman Sachs VIT Large Cap Value Service Class                        1,835,322       (74,219)     1,761,103
Janus Aspen Series Balanced Service Class                                212,086      (493,856)      (281,770)
Janus Aspen Series Enterprise Service Class                               99,320      (223,683)      (124,363)
Janus Aspen Series Worldwide Service Class                                14,476       (69,037)       (54,561)
LVIP Baron Growth Opportunities Service Class                          3,881,281    (3,205,282)       675,999
LVIP Capital Growth Service Class                                      6,369,699      (621,253)     5,748,446
LVIP Cohen & Steers Global Real Estate Service Class                   5,609,889    (5,235,051)       374,838
LVIP Columbia Value Opportunities Service Class                        1,145,257      (776,739)       368,518
LVIP Delaware Bond Standard Class                                      1,888,779    (4,400,453)    (2,511,674)
LVIP Delaware Bond Service Class                                      41,358,645   (15,802,571)    25,556,074
LVIP Delaware Foundation Aggressive Allocation Standard Class            141,276      (537,095)      (395,819)
LVIP Delaware Foundation Aggressive Allocation Service Class             987,418    (2,514,096)    (1,526,678)
LVIP Delaware Growth and Income Service Class                          1,547,249      (720,444)       826,805
LVIP Delaware Social Awareness Standard Class                             67,697      (312,840)      (245,143)
LVIP Delaware Social Awareness Service Class                             907,644    (1,236,432)      (328,788)
LVIP Delaware Special Opportunities Service Class                      1,167,924    (1,052,140)       115,784
LVIP Global Income Service Class                                       5,830,614      (470,399)     5,360,215
LVIP Janus Capital Appreciation Standard Class                            51,506       (93,099)       (41,593)
LVIP Janus Capital Appreciation Service Class                          3,118,350    (1,434,567)     1,683,783
LVIP MFS International Growth Service Class                            5,817,745    (2,755,833)     3,061,912
LVIP MFS Value Service Class                                          21,950,143    (4,638,095)    17,312,048
LVIP Mid-Cap Value Service Class                                       2,511,409    (1,809,436)       701,973
LVIP Mondrian International Value Standard Class                         119,087      (500,141)      (381,054)
LVIP Mondrian International Value Service Class                        2,483,843    (3,245,735)      (761,892)
LVIP Money Market Standard Class                                       8,620,860   (15,169,098)    (6,548,238)
LVIP Money Market Service Class                                       36,640,771   (54,295,093)   (17,654,322)
LVIP SSgA Bond Index Service Class                                    41,206,464    (7,409,280)    33,797,184
LVIP SSgA Developed International 150 Service Class                    7,356,912    (2,421,576)     4,935,336
LVIP SSgA Emerging Markets 100 Service Class                           7,603,284    (2,609,901)     4,993,383
LVIP SSgA International Index Service Class                           10,965,027    (2,626,837)     8,338,190
LVIP SSgA Large Cap 100 Service Class                                 14,491,826    (3,887,356)    10,604,470
LVIP SSgA S&P 500 Index Standard Class                                   162,490       (55,742)       106,748
LVIP SSgA S&P 500 Index Service Class                                 21,466,791    (5,468,231)    15,998,560
LVIP SSgA Small-Cap Index Service Class                                7,282,574    (2,675,405)     4,607,169
LVIP SSgA Small-Mid Cap 200 Service Class                              4,275,270    (1,518,376)     2,756,894
LVIP T. Rowe Price Growth Stock Service Class                          4,965,784    (1,194,980)     3,770,804
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               83,388       (68,064)        15,324
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             1,734,342      (997,946)       736,396
LVIP Templeton Growth Service Class                                    5,074,169    (6,061,437)      (987,268)
LVIP Turner Mid-Cap Growth Service Class                               1,292,996    (1,267,301)        25,695
LVIP Wells Fargo Intrinsic Value Service Class                         1,551,632    (1,478,058)        73,574
LVIP Wilshire 2010 Profile Service Class                                 841,033      (637,147)       203,886
LVIP Wilshire 2020 Profile Service Class                                 842,494      (408,650)       433,844
LVIP Wilshire 2030 Profile Service Class                               1,040,025      (463,534)       576,491
LVIP Wilshire 2040 Profile Service Class                                 993,428      (885,558)       107,870
LVIP SSgA Global Tactical Allocation Service Class                     2,014,693    (5,536,363)    (3,521,670)
LVIP Wilshire Conservative Profile Service Class                      15,415,141    (9,606,383)     5,808,758
LVIP Wilshire Moderate Profile Service Class                          23,492,422   (17,225,012)     6,267,410
LVIP Wilshire Moderately Aggressive Profile Service Class             11,065,549    (8,578,724)     2,486,825
Lord Abbett Fundamental Equity Class VC                                  384,624       (32,564)       352,060
MFS VIT Core Equity Service Class                                         93,874      (178,520)       (84,646)
MFS VIT Growth Initial Class                                              15,106       (94,801)       (79,695)
MFS VIT Growth Service Class                                             665,211      (466,460)       198,751
MFS VIT Total Return Initial Class                                        42,515      (354,953)      (312,438)
MFS VIT Total Return Service Class                                     6,994,589    (6,589,572)       405,017
MFS VIT Utilities Initial Class                                          366,541      (475,037)      (108,496)
MFS VIT Utilities Service Class                                        3,543,895    (5,845,743)    (2,301,848)
NB AMT Mid-Cap Growth I Class                                            401,560    (1,656,862)    (1,255,302)

                                                                         UNITS        UNITS      NET INCREASE
                                                                        ISSUED       REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------------------------
NB AMT Regency I Class                                                   337,689    (1,659,551)    (1,321,862)
Oppenheimer Global Securities Service Class                               84,436        (3,234)        81,202
PIMCO VIT Commodity Real Return Advisor Class                            446,780      (115,334)       331,446
Putnam VT Global Health Care Class IB                                     26,938      (278,344)      (251,406)
Putnam VT Growth & Income Class IB                                        14,145      (129,413)      (115,268)
Morgan Stanley UIF Capital Growth Class II                                43,448        (2,391)        41,057

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011

                    Lincoln Life Variable Annuity Account N

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2010

     Statement of Operations - Year ended December 31, 2010

     Statements of Changes in Net Assets - Years ended December 31, 2010 and
     2009

     Notes to Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2010 and 2009

     Consolidated Statements of Income - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Cash Flows - Years ended December 31, 2010, 2009, and 2008

     Notes to Consolidated Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) None.

(3) (a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

   (b) Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29,
   1999.

   (c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-40937) filed on April 19, 2000.

   (d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (e) ChoicePlus Selling Agreement with Affiliates incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (f) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) ChoicePlus Access Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.

   (b) ChoicePlus Access Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

   (c) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (d) ChoicePlus Access and ChoicePlus II Access Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 5
   (File No. 333-36316) filed on April 10, 2002.

   (e) ChoicePlus II Access Annuity Contract (30070-B) incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (f) ChoicePlus II Access Annuity Payment Option Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (g) ChoicePlus II Access Interest Adjusted Fixed Account Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (h) ChoicePlus II Access 1% Step-up Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (i) ChoicePlus II Access Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (j) ChoicePlus II Access 1% Estate Enhancement Benefit Rider incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (k) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on
   October 11, 2002.

   (l) Accumulation Benefit Enhancement Rider (ABE) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (m) Estate Enhancement Benefit Rider with 5% Step-up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-36316) filed on April 10, 2002.

   (n) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-36316) filed on October
   11, 2002.

   (o) 28877-E IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (p) 28877 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (q) 5305 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (r) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22,
   2003.

   (s) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22,
   2003.

   (t) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22,
   2003.

   (u) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on
   April 22, 2003.

   (v) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (w) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (x) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (y) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (z) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (aa) 1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (bb) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (cc) 1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (dd) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (ee) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

   (ff) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (gg) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (hh) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (ii) Variable Annuity Income Rider (I4L-Q- 8/03) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-36316) filed on April 20, 2004.

   (jj) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-35784) filed on June 9, 2004.

   (kk) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (ll) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (mm) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (nn) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (oo) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (pp) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (qq) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (rr) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ss) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (tt) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (uu) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (vv) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ww) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36316) filed on December
   21, 2006.

   (xx) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 333-36316) filed on April 17, 2007.

   (yy) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 333-36316) filed on April 17, 2007.

   (zz) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (a-3) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (b-3) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (c-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (d-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (e-3) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (f-3) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10)
       incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (g-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (h-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to
      Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (i-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (j-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (k-3) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (l-3) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (m-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (n-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to
      Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (o-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

   (p-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.

(5)(a) ChoicePlus Access Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed July 19, 2000.

   (b) ChoicePlus II Access Application incorporated by reference to Post-Effective Amendment No. 4 (File No. 333-36316) filed on August 8, 2001.

   (c) ChoicePlus Assurance (C Share) Application (CPAC1/08) incorporated herein by reference to Post-Effective Amendment No. 37 (File No. 333-36316) filed on April 10, 2008.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) (a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8) (a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-146807) filed on April 1, 2011.

     (ii) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iv) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (ix) AllianceBernstein Variable Product Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (x) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xiii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xiv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xv) DWS Variable Series II (f/k/a) incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March
     16, 2009.

     (iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (viii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
   2008.

   (c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) (a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-36316) filed on July 19, 2000.

   (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36316) filed on June 15, 2001.

   (c) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-36316) filed on April 22, 2003.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 11
(File No. 333-145531) filed on August 26, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam, II***        Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*            Vice President and Treasurer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2011 there were 179,792 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life

     Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas P. O'Neill*         Vice President and Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2011.


      Lincoln Life Variable Annuity Account N (Registrant)
      Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access, and Lincoln ChoicePlus Assurance (C Share)

      By:   /s/ Delson R. Campbell
            ------------------------------------
            Delson R. Campbell
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)

      By:   /s/ Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2011.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Administrative Officer and Direc-
Charles C. Cornelio              tor
*                                Executive Vice President and Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Delson R. Campbell       Pursuant to a Power of Attorney
 ---------------------------
  Delson R. Campbell